united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22153

Dunham Funds

(Exact name of registrant as specified in charter)

6256 Greenwich Dr. Ste. 550, San Diego, CA 92122

(Address of principal executive offices) (Zip code)

Timothy Burdick

Ultimus Fund Solutions LLC., 4221 N 203rd St., Suite 100, Elkhorn, NE 68022

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 10/31

Date of reporting period: 10/31/23

Item 1. Reports to Stockholders.

DUNHAM
Trust and Investment Services

October 31, 2023

# ANNUAL REPORT

This report is for the information of shareholders of the Dunham Funds. It may also be used as sales literature when preceded by or accompanied by a current prospectus, which contains information concerning investment objectives, risks, and charges and expenses of the funds. Read the prospectus carefully before investing. For this and other information about the Dunham Funds, contact your financial advisor or call Client Services at (800) 442-4358.

**U.S. VALUE FUNDS**
Dunham Large Cap Value Fund
Dunham Small Cap Value Fund

**U.S. GROWTH FUNDS**
Dunham Focused Large Cap Growth Fund
Dunham Small Cap Growth Fund

**INTERNATIONAL EQUITY FUNDS**
Dunham Emerging Markets Stock Fund
Dunham International Stock Fund

**Investment Adviser:**

Shareholder Letter (Unaudited)

Dear Fellow Shareholders:

The past fiscal year helped to test the perseverance of investors – after a tumultuous and perhaps even devastating 2022, the past twelve months did not provide an easy beginning or end. Whether your primary allocation was to bonds or to equities, this year caused most investors to question if their exposures were applicable in this environment. With some short-term rates on cash vehicles boasting yields and rates not seen in decades, the desire to take on the risk associated with the bond or equity markets was sparse. This was compounded by the uncertainty of whether the Federal Reserve could navigate its monetary tightening measures to calm inflation but also avoid a significant recession, a banking crisis that saw large US and foreign banks close overnight, the ongoing invasion of Ukraine by Russia, the Hamas attack on Israel, and all parties in Washington playing politics with the debt ceiling. If only this was also an election year would the excitement level be any higher.

Although this backdrop did not result in the same broad double-digit declines that many equity and bond investors experienced last year, bonds(1) in general saw their principal values decline over this fiscal year. This was due to volatile, but broadly rising, interest rates and these higher yields were enough for many bonds to still end the 12-month period with slightly positive returns. The inverted yield curve remained in its odd shape for the entire year, which means that long-term bond investors are willing to accept a lower yield than short-term investors. The normal shape is upward sloping – the yield curve most often provides a higher yield to investors who are willing to lock in those rates for longer periods of time. While these conditions are not expected to prevail for a long period of time, as they have already persisted longer than many experts believed was possible, we do not believe that the path back to “normal” will be linear or easy. Instead, we are confident that it may continue to entail uncertainty and volatility as it broadly progresses in that direction.

The concerns regarding the devastation that the higher rates may have if the economy slows too quickly and enters a severe recession has disparately affected large companies versus smaller companies. Large cap stocks(2) ended the period up nearly 10 percent while small cap stocks(3) ended the period down approximately 9 percent. This large difference in experiences is partially attributable to concerns that small capitalization companies may struggle more than large capitalization companies in a recessionary environment as well as worries that these small capitalization companies generally have less cash and more high-cost debt than their large capitalization peers, which may substantially impair their future profitability and growth. However, as market participants often trade equities based upon with a longer-term view, these concerns may be largely represented in the current prices. Therefore, as we primarily seek to employ active managers that use discernment to evaluate what may be attractive opportunities, we believe it is important to maintain diversification across asset classes and to remain disciplined and methodical, especially when many other investors are not.

I continue to personally invest alongside you, and I remain confident that we at Dunham have the tools and the discipline to succeed as our economy recovers. You can continue to rely on us to apply a rational and unemotional approach. We thank you for your continued trust and the confidence you have placed in us. We take that trust very seriously. We look forward to servicing the investment needs for you and your family for generations to come.

Sincerely,

Jeffrey A. Dunham
President
Dunham & Associates
October 31, 2023

1	As measured by the Bloomberg Global Aggregate Bond Index

2	As measured by the S&P 500 Index

3	As measured by the Russell 2000 Index

Dunham Corporate/Government Bond Fund (Unaudited)
Message from the Sub-Adviser (Virtus Fixed Income Advisers, LLC)

Asset Class Recap

Although the 0.4 percent return on investment-grade bonds, as measured by the Bloomberg US Aggregate Bond Index, may appear fairly muted over the fiscal year, the performance along the way was fairly volatile. Most of the movements in investment-grade bonds was explained by views changing regarding interest rates and the shape of the yield curve. In the first half of the fiscal year, investment-grade bonds broadly rose as it appeared that the Fed may halt interest rate increases and even move toward cutting rates before the end of 2023. However, as the fiscal year progressed, this sentiment changed as the mantra of “higher for longer” was used as the tool to potentially completely stamp out inflation. This resulted in the yield curve maintaining its inverted shape and intermediate and long-term rates to rise. Short-term Treasury bonds, as measured by the ICE BofA 1-3 year US Treasury & Agency Index, returned 2.9 percent over the 12-month period ended October 31, 2023, while 20-year Treasury bonds, as measured by the ICE BofA Current 20-year US Treasury Index, declined 7.2 percent. Treasury bonds with maturities between these areas of the yield curve generally experienced returns between these two points, as the ICE BofA 7-10 year US Treasury & Agency Index decreased 2.4 percent and the ICE BofA 5-7 year US Treasury & Agency Index increased 0.2 percent. Due to the extra spread compensation for credit risk, high-yield bonds, as measured by the ICE BofA US Cash Pay High-Yield Index, managed to generate a 5.8 percent return over the fiscal year. This was also bolstered by concerned of a deep recession abating and being replaced by discussions about a shallow or moderate recession.

Allocation Review

The Sub-Adviser continued to significantly underweight some of the largest bond sectors within the benchmark index. For example, the largest exposures within the benchmark index are U.S. Treasuries and U.S. agency mortgage-backed securities. Combined, these two bond sectors comprise more than 68 percent of the benchmark index. Conversely, the Fund only had an average weighting of 26 percent to these two bond sectors over the fiscal year. The Fund’s largest overweight allocations were to non-agency mortgage-backed securities, which comprised close to 17 percent of the Fund, and asset backed securities, which comprised over 11 percent of the Fund. Other sectors that the Fund maintained an overweight to the benchmark index included high-yield bonds and bank loans, which together comprised nearly 11 percent of the Fund on average. Nonetheless, the largest bond sector weighting within the Fund was the 27 percent allocation to investment-grade corporate bonds, which was only 3 percent higher than the benchmark index. In regard to performance contribution and detraction due to these overweight and underweight allocations, the overweight to both high-yield bonds and bank loans broadly aided relative performance, as did the underweights to U.S. Treasuries and agency mortgage-backed securities. This was due to high-yield bonds and bank loans, as measured by the Morningstar LSTA US Leveraged Loan 100 Total Return Index, increasing 5.8 percent and 12.0 percent, respectively over the fiscal year while U.S. Treasuries and U.S. agency debt, as measured by the ICE BofA Treasury & Agency Index, declined 0.8 percent over the same timeframe. However, as the Fund generally held longer-dated U.S. Treasuries than the benchmark index, the U.S. Treasury holdings in the Fund as a whole detracted substantially more from relative and absolute performance than the benchmark index. This is primarily because the Sub-Adviser used the Fund’s exposure to longer dated U.S. Treasuries to help maintain an overall duration that is closer to the benchmark index, near 5.8 years versus the benchmark index’s ending duration of 6.0 years.

Holdings Insights

Overall, the Fund’s exposure to U.S. Treasury holdings was a detractor to performance as rates increased. Therefore, the largest impacts were experienced in the longer-dated U.S. Treasury bonds within the Fund, such as the United States Treasury Bond 1.875%, due 02/15/2051 (912810SU3) (holding weight*: 0.84 percent) and United States Treasury Bond 1.375%, due 08/15/2050 (912810SP4) (holding weight*: 0.89 percent). During the fiscal year, these U.S. Treasury holdings plummeted 12.3 percent and 13.0 percent. This adverse experience in the long-dated U.S. Treasuries generally translated to a similar negative experience in long-dated investment-grade corporate bonds. For example, the Fund held the Morgan Stanley 6.375%, due 07/24/2042 (617482V92) (holding weight*: 0.31 percent), saw its principal decline 3.4 percent, but after accounting for its coupon, it had a positive 2.2 percent return over the 12-month period.

Although the bond has a shorter maturity date, and therefore had less interest rate sensitivity, one of the worst performing holdings within the Fund was the Level 3 Financing, Inc. 4.25%, due 07/01/2028 (527298BR3) (holding weight*: 0.07 percent), a telecommunications and internet service provider that is now a part of Lumen Technologies, Inc. (not held). The bond plummeted 27.0 percent during the fiscal year as the company has been orchestrating a comprehensive debt exchange. This transaction, as currently contemplated would materially increase total secured leverage at the company, which is negative for the unsecured bond that the Fund holds. The Sub-Adviser continues to hold the small position as it considers that the proposed transaction may fail to garner the necessary support needed to complete it or competing proposal may arise that alter the economics of the transaction.

The largest contributors to performance during the fiscal year tended to be in the below investment grade space and near the lowest ratings of the investment-grade spectrum. This included holdings such as Southern Company 3.75%, due 09/15/2051 (842587DJ3) (holding weight*: 0.27 percent), an energy provider, and Texas Capital Bancshares, Inc. 4%, Until 05/06/2026, due 05/06/2031 (88224QAA5) (holding weight*: 0.13 percent), a banking company. During the fiscal year, these two bonds returned 11.7 percent and 0.9 percent, respectively.

Sub-Adviser Outlook

The Sub-Adviser recognizes that valuations in the investment-grade corporate bond space may not currently fully reflect the risks and volatility that may persist. Interest rates remain as the main story as fundamentals and valuations may not be revisited as performance drivers until there is a better sense for the timing and severity of a pending recession. As yields are currently near 10-year highs, there have been more discussions about how both high quality and low quality companies may refinance their debt that is maturing over the next year. The Sub-Adviser is optimistic that it can capitalize on dislocated valuations during spikes in volatility within the fixed income markets.

*	Holdings percentage(s) of total investments, cash and unsettled trades excluding collateral for securities loaned as of 10/31/2023.

Dunham Corporate/Government Bond Fund
PORTFOLIO REVIEW (Unaudited)
October 31, 2023

The Fund’s performance figures* for each of the periods ended October 31, 2023, compared to its benchmarks:

		Annualized	Annualized
	1 Year Return	5 Year Return	10 Year Return
Class N	1.23%	0.17%	0.77%
Class A with Load 4.50%	(3.58)%	(0.97)%	0.07%
Class A without load	1.00%	(0.06)%	0.53%
Class C	0.50%	(0.55)%	0.03%
Bloomberg US Aggregate Bond Index (a)	0.36%	(0.06)%	0.88%
Morningstar Intermediate Core Plus Bond Category (b)	0.86%	0.11%	1.08%

*	Total Returns are calculated based on traded NAVs. As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including underlying funds, are 1.34% for Class N, 2.09% for Class C and 1.59% for Class A. Class A shares are subject to a sales load of 4.50% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of Fund shares or Fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

(a)	The Bloomberg US Aggregate Bond Index is an unmanaged index which represents the U.S. investment-grade fixed-rate bond market (including government and corporate securities, mortgage pass-through securities and asset-backed securities). Investors cannot invest directly in an index or benchmark.

(b)	The Morningstar Intermediate Core Plus Bond Category is generally representative of intermediate-term bond mutual funds that primarily invest in corporate and other investment-grade U.S. fixed-income securities and typically have durations of 3.5 to 6.0 years. Funds in this category also invest in high-yield and foreign bonds.

Comparison of the Change in Value of a $100,000 Investment

Portfolio Composition * (Unaudited)
Corporate Bonds	31.9%
Asset Backed Securities	31.0%
U.S. Government & Agencies	22.0%
Term Loans	6.0%
Municipal Bonds	2.1%
Short-Term Investments	1.2%
Non U.S. Government & Agencies	1.2%
Collateral for Securities Loaned	4.6%
Total	100.0%

*     Based on total value of investments as of October 31, 2023. Does not include derivative holdings.

Percentage may differ from Schedule of Investments which are based on Fund net assets.

Please refer to the Schedule of Investments for a more detailed listing of the Fund’s holdings.

DUNHAM CORPORATE/GOVERNMENT BOND FUND
SCHEDULE OF INVESTMENTS
October 31, 2023

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	ASSET BACKED SECURITIES — 32.3%
	AUTO LOAN — 6.7%
43,965	American Credit Acceptance Receivables Trust Series 2021-2 C(a)		0.9700	07/13/27	$43,735
220,000	American Credit Acceptance Receivables Trust Series 2022-1 D(a)		2.4600	03/13/28	208,809
230,000	AmeriCredit Automobile Receivables Trust Series 2020-3 C		1.0600	08/18/26	219,879
155,000	Avis Budget Rental Car Funding AESOP, LLC Series 2019-3A A(a)		2.3600	03/20/26	147,966
611,000	Avis Budget Rental Car Funding AESOP, LLC Series 2023-3A A(a)		5.4400	02/22/28	595,923
317,000	CarNow Auto Receivables Trust Series 2023-1A C(a)		7.2400	09/15/26	313,413
5,840	Carvana Auto Receivables Trust Series 2019-3A D(a)		3.0400	04/15/25	5,831
225,000	Carvana Auto Receivables Trust Series 2021-P3 B		1.4200	08/10/27	195,028
69,594	Carvana Auto Receivables Trust Series 2021-N1 C		1.3000	01/10/28	65,055
85,484	Carvana Auto Receivables Trust Series 2021-N2 C		1.0700	03/10/28	79,116
203,555	CPS Auto Receivables Trust Series 2019-D E(a)		3.8600	10/15/25	201,584
529,000	DT Auto Owner Trust Series 2023-1A B(a)		5.1900	10/16/28	518,826
195,000	DT Auto Owner Trust Series 2023-3A C(a)		6.4000	05/15/29	193,117
297,526	FHF Trust Series 2023-1A A2(a)		6.5700	06/15/28	293,899
156,968	Flagship Credit Auto Trust Series 2020-4 C(a)		1.2800	02/16/27	152,965
180,000	Foursight Capital Automobile Receivables Trust Series 2022-1 B(a)		2.1500	05/17/27	171,016
315,000	Foursight Capital Automobile Receivables Trust Series 2023-1 A3(a)		5.3900	12/15/27	311,889
432,000	GLS Auto Receivables Issuer Trust Series 2019-4A D(a)		4.0900	08/17/26	423,544
345,000	Hertz Vehicle Financing III, LLC Series 2022-1A C(a)		2.6300	06/25/26	322,590
344,670	LAD Auto Receivables Trust Series 2022-1A A(a)		5.2100	06/15/27	341,335
112,205	Lendbuzz Securitization Trust Series 2022-1A A(a)		4.2200	05/17/27	108,894
450,818	Lobel Financial Corporation Series 1 A(a)		6.9700	07/15/26	450,300
318,000	Merchants Fleet Funding, LLC Series 1A A(a)		7.2100	05/20/36	318,670
140,000	OneMain Direct Auto Receivables Trust Series 2021-1A B(a)		1.2600	07/14/28	124,479
497,693	Santander Drive Auto Receivables Trust Series 2020-2 D		2.2200	09/15/26	490,153
159,383	Santander Drive Auto Receivables Trust Series 2021-3 C		0.9500	09/15/27	157,146
370,000	Santander Drive Auto Receivables Trust Series 2023-1 B		4.9800	02/15/28	363,301
195,000	Santander Drive Auto Receivables Trust Series 2022-5 C		4.7400	10/15/28	188,940
362,000	Tricolor Auto Securitization Trust Series 2023-1 B(a)		6.8400	11/16/26	359,253
422,000	United Auto Credit Securitization Trust Series 2023-1 B(a)		5.9100	07/10/28	419,039
146,000	Veros Auto Receivables Trust Series 2022-1 B(a)		4.3900	08/16/27	142,703
37,054	Westlake Automobile Receivables Trust Series 2020-3A C(a)		1.2400	11/17/25	36,884
345,000	Westlake Automobile Receivables Trust Series 2022-1A B(a)		2.7500	03/15/27	338,450
415,000	Westlake Automobile Receivables Trust Series 2023-1A C(a)		5.7400	08/15/28	406,585

See accompanying notes which are an integral part of these financial statements.

DUNHAM CORPORATE/GOVERNMENT BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2023

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	ASSET BACKED SECURITIES — 32.3% (Continued)
	AUTO LOAN — 6.7% (Continued)
					$8,710,317
	CLO — 0.3%
350,000	GoldentTree Loan Management US CLO 1 Ltd. Series 2021-9A A(a),(b)	TSFR3M + 1.332%	6.7470	01/20/33	348,516

	COLLATERALIZED MORTGAGE OBLIGATIONS — 11.5%
753,123	AJAX Mortgage Loan Trust Series 2021-A A1(a),(c)		1.0650	09/25/65	632,498
87,060	Angel Oak Mortgage Trust Series 2020-R1 A2(a),(c)		1.2470	12/26/24	78,057
63,398	Angel Oak Mortgage Trust Series 2021-8 A1(a),(c)		1.8200	11/25/66	51,609
117,976	Angel Oak Mortgage Trust Series 2022-5 A1(a),(d)		4.5000	05/25/67	109,152
255,000	Arm Master Trust, LLC Series 2023-T1 A(a)		6.5620	02/17/25	254,699
87,370	Arroyo Mortgage Trust Series 2019-1 A1(a),(c)		3.8050	01/25/49	80,393
89,574	Arroyo Mortgage Trust Series 2019-2 A1(a),(c)		3.3470	04/25/49	82,119
270,453	Bunker Hill Loan Depositary Trust Series 2019-2 A1(a),(d)		2.8790	07/25/49	249,763
33,611	Chase Mortgage Finance Corporation Series 2016-SH2 M2(a),(c)		3.7500	02/25/44	29,063
43,435	Chase Mortgage Finance Corporation Series 2016-SH1 M2(a),(c)		3.7500	04/25/45	37,812
373,456	CIM TRUST Series 2022-R2 A1(a),(c)		3.7500	12/25/61	333,041
59,725	COLT Funding, LLC Series 2021-3R A1(a),(c)		1.0510	12/25/64	51,096
1,474,928	COLT Mortgage Loan Trust Series 2022-4 A1(a),(c)		4.3010	03/25/67	1,367,577
294,672	COLT Mortgage Loan Trust Series 2022-5 A1(a),(c)		4.5500	04/25/67	273,922
644,731	COLT Mortgage Loan Trust Series 2023-3 A1(a),(d)		7.1800	09/25/68	646,718
136,254	CSMC Trust Series 2020-RPL4 A1(a),(c)		2.0000	01/25/60	115,084
20,761	CSMC Trust Series 2020-NQM1 A1(a),(d)		1.2080	05/25/65	18,353
266,537	Deephaven Residential Mortgage Trust Series 2022-1 A1(a),(c)		2.2050	01/25/67	229,501
320,971	Ellington Financial Mortgage Trust Series 2019-2 A3(a),(c)		3.0460	11/25/59	292,404
21,568	Flagstar Mortgage Trust Series 2017-1 1A3(a),(c)		3.5000	03/25/47	18,429
8,458	Galton Funding Mortgage Trust Series 2018-1 A23(a),(c)		3.5000	11/25/57	7,333
263,025	Imperial Fund Mortgage Trust Series 2022-NQM3 A1(a),(d)		4.3800	05/25/67	245,809
23,231	JP Morgan Mortgage Trust Series 2017-5 A1(a),(c)		3.6490	12/15/47	22,731
909,864	JP Morgan Mortgage Trust Series 2017-4 A3(a),(c)		3.5000	11/25/48	787,471
36,447	LHOME Mortgage Trust Series 2021-RTL1 A1(a),(c)		3.0900	09/25/26	36,335
100,000	METLIFE S.E.CURITIZATION TRUST Series 2017-1A M1(a),(c)		3.4460	04/25/55	81,004
31,750	METLIFE S.E.CURITIZATION TRUST Series 2019-1A A1A(a),(c)		3.7500	04/25/58	30,366
1,260,617	MFA Trust Series 2022-INV1 A1(a),(d)		3.9070	04/25/66	1,168,247
731,874	MFA Trust Series 2022-NQM2 A1(a),(d)		4.0000	05/25/67	655,781

See accompanying notes which are an integral part of these financial statements.

DUNHAM CORPORATE/GOVERNMENT BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2023

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	ASSET BACKED SECURITIES — 32.3% (Continued)
	COLLATERALIZED MORTGAGE OBLIGATIONS — 11.5% (Continued)
199,632	Mill City Mortgage Loan Trust Series 2019-1 M2(a),(c)		3.5000	10/25/69	$163,249
170,000	New Residential Mortgage Loan Trust Series 2022-RTL1 A1F(a)		4.3360	12/25/26	164,343
143,868	New Residential Mortgage Loan Trust Series 2014-3A AFX3(a),(c)		3.7500	11/25/54	128,560
147,027	New Residential Mortgage Loan Trust Series 2016-3A B1(a),(c)		4.0000	09/25/56	133,685
36,518	New Residential Mortgage Loan Trust Series 2016-4A A1(a),(c)		3.7500	11/25/56	33,022
696,000	New Residential Mortgage Loan Trust Series 2017-2A A3(a),(c)		4.0000	03/25/57	638,439
487,811	New Residential Mortgage Loan Trust Series 2018-1A A1A(a),(c)		4.0000	12/25/57	451,846
41,912	New Residential Mortgage Loan Trust Series 2021-NQ2R A1(a),(c)		0.9410	09/25/58	37,101
215,000	New Residential Mortgage Loan Trust Series 2019-RPL2 M2(a),(c)		3.7500	02/25/59	169,016
717,573	New Residential Mortgage Loan Trust Series 2022-NQM2 A1(a),(c)		3.0790	03/27/62	619,141
135,000	Palisades Mortgage Loan Trust Series 2021-RTL1 A1(a),(d)		2.8570	06/25/26	132,186
165,549	PRET, LLC Series 2021-RN3 A1(a),(d)		1.8430	09/25/51	149,227
29,294	Provident Funding Mortgage Loan Trust Series 2019-1 A2(a),(c)		3.0000	12/25/49	23,270
607,839	RCKT Mortgage Trust Series 2023-CES1 A1A(a),(c)		6.5150	06/25/43	601,601
54,429	RCKT Mortgage Trust Series 2020-1 A1(a),(c)		3.0000	02/25/50	43,129
46,375	Residential Mortgage Loan Trust Series 2020-1 A1(a),(c)		2.3760	02/25/24	44,052
3,861	Residential Mortgage Loan Trust Series 2019-2 A1(a),(c)		2.9130	05/25/59	3,822
153,638	SG Residential Mortgage Trust Series 2021-1 A3(a),(c)		1.5600	07/25/61	115,865
62,295	Starwood Mortgage Residential Trust Series 2020-1 A1(a),(c)		2.2750	02/25/50	57,817
20,745	Starwood Mortgage Residential Trust Series 2020-3 A1(a),(c)		1.4860	04/25/65	19,210
725,000	Towd Point Mortgage Trust Series 2017-1 A2(a),(c)		3.5000	10/25/56	700,442
265,000	Towd Point Mortgage Trust Series 2019-HY2 M1(a),(b)	TSFR1M + 1.714%	7.0390	05/25/58	264,024
365,000	Towd Point Mortgage Trust Series 2021-1 A2(a),(c)		2.7500	11/25/61	269,077
97,276	Verus Securitization Trust Series 2019-INV2 A1(a),(c)		3.9130	07/25/59	94,027
100,000	Verus Securitization Trust Series 2019-4 M1(a),(c)		3.2070	11/25/59	86,916
20,909	Verus Securitization Trust Series 2020-1 A1(a),(d)		2.4170	01/25/60	19,639
41,457	Verus Securitization Trust Series 2021-2 A1(a),(c)		1.0310	02/25/66	34,184
1,642,989	Verus Securitization Trust Series 2023-1 A1(a),(d)		5.8500	12/25/67	1,612,523
155,901	Wells Fargo Mortgage Backed Securities Series 2020-4 A1(a),(c)		3.0000	07/25/50	120,949
					14,916,729
	CREDIT CARD — 0.6%
400,000	Discover Card Execution Note Trust Series A2 A		4.9300	06/15/28	393,061
316,000	Mercury Financial Credit Card Master Trust Series 2023-1A A(a)		8.0400	09/20/27	317,332
					710,393

See accompanying notes which are an integral part of these financial statements.

DUNHAM CORPORATE/GOVERNMENT BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2023

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	ASSET BACKED SECURITIES — 32.3% (Continued)
	NON AGENCY CMBS — 3.2%
117,141	Angel Oak SB Commercial Mortgage Trust Series 2020-SBC1 A1(a),(c)		2.0680	05/25/50	$107,190
280,000	BBCMS Mortgage Trust Series 2018-TALL(a),(b)	TSFR1M + 0.919%	6.2540	03/15/37	259,432
310,000	Benchmark Mortgage Trust Series 2023-B38 A2		5.6260	04/15/56	300,681
90,000	BPR Trust Series 2021-KEN A(a),(b)	TSFR1M + 1.364%	6.6980	02/15/29	89,236
510,000	BPR Trust Series 2022-OANA A(a),(b)	TSFR1M + 1.898%	7.2330	04/15/37	499,479
445,000	BX Trust Series 2019-OC11 B(a)		3.6050	12/09/41	370,748
410,000	BX Trust Series 2019-OC11 D(a),(c)		4.0750	12/09/41	330,784
150,000	COMM Mortgage Trust Series 2020-CBM B(a)		3.0990	02/10/37	140,326
548,635	CSMC Series 2019-ICE4 A(a),(b)	TSFR1M + 1.027%	6.3620	05/15/36	546,669
198,943	Extended Stay America Trust Series 2021-ESH C(a),(b)	TSFR1M + 1.814%	7.1480	07/15/38	195,015
305,000	GCT Commercial Mortgage Trust Series 2021-GCT A(a),(b)	TSFR1M + 0.914%	6.2490	02/15/38	236,407
419,000	JP Morgan Chase Commercial Mortgage Securities Series C13 E(a),(c)		3.9860	01/15/46	348,943
325,000	MIRA Trust Series 2023-Mile A(a)		6.7550	06/06/28	316,827
364,000	ORL Trust Series 2023-GLKS A(a),(b)	TSFR1M + 2.350%	7.6850	10/15/28	363,960
62,000	WFRBS Commercial Mortgage Trust Series 2014-C24 AS		3.9310	11/15/47	56,387
					4,162,084
	OTHER ABS — 8.5%
6,980	ACHV A.B.S TRUST Series 2023-1PL A(a)		6.4200	03/18/30	6,979
1,547,823	American Homes 4 Rent Series 2015-SFR1 A(a)		3.4670	04/17/52	1,488,612
230,000	American Homes 4 Rent Trust Series 2014-SFR2 C(a)		4.7050	10/17/36	225,765
220,000	American Homes 4 Rent Trust Series 2015-SFR2 C(a)		4.6910	10/17/45	213,415
175,000	AMSR Trust Series 2020-SFR1 B(a)		2.1200	04/17/37	164,124
250,000	AMSR Trust Series 2020-SFR2 C(a)		2.5330	07/17/37	233,161
100,000	AMSR Trust Series 2020-SFR2 D(a)		3.2820	07/17/37	94,009
390,000	Amur Equipment Finance Receivables XII, LLC Series 1A A2(a)		6.0900	12/20/29	389,292
193,174	Aqua Finance Trust Series 2017-A A(a)		3.7200	11/15/35	191,630
56,549	Aqua Finance Trust Series 2019-A A(a)		3.1400	07/16/40	52,445
218,894	Aqua Finance Trust Series 2019-A C(a)		4.0100	07/16/40	198,465
270,000	Aqua Finance Trust Series 2020-AA B(a)		2.7900	07/17/46	236,245
160,779	BHG Securitization Trust Series 2021-1A A(a)		1.4200	11/17/33	150,180
220,000	CCG Receivables Trust Series 2021-1 C(a)		0.8400	06/14/27	210,652
103,437	CF Hippolyta, LLC Series 2020-1 A1(a)		1.6900	07/15/60	93,900
307,688	CLI Funding VI, LLC Series 2020-1A A(a)		2.0800	09/18/45	265,610
50,068	Corevest American Finance Trust Series 2020-1 A1(a)		1.8320	03/15/50	47,809

See accompanying notes which are an integral part of these financial statements.

DUNHAM CORPORATE/GOVERNMENT BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2023

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	ASSET BACKED SECURITIES — 32.3% (Continued)
	OTHER ABS — 8.5% (Continued)
100,000	Corevest American Finance Trust Series 2019-3 C(a)		3.2650	10/15/52	$82,475
165,760	Corevest American Finance Trust Series 2020-4 A(a)		1.1740	12/15/52	150,950
121,014	Dext A.B.S, LLC Series 2020-1 B(a)		1.9200	11/15/27	120,140
429,000	Dext A.B.S, LLC Series 2023-1 A2(a)		5.9900	03/15/32	422,652
321,000	Elara HGV Timeshare Issuer, LLC Series 2023-A A(a)		6.1600	02/25/38	320,201
285,000	FirstKey Homes Trust Series 2021-SFR1 D(a)		2.1890	08/17/28	247,067
375,000	FirstKey Homes Trust Series 2020-SFR2 B(a)		1.5670	10/19/37	339,968
122,784	Foundation Finance Trust Series 2019-1A A(a)		3.8600	11/15/34	121,454
390,000	Foundation Finance Trust Series 2023-2A A(a)		6.5300	06/15/49	389,757
71,400	HIN Timeshare Trust Series 2020-A C(a)		3.4200	10/09/39	65,940
129,025	Jersey Mike’s Funding Series 2019-1A A2(a)		4.4330	02/15/50	118,427
1,080,000	Kubota Credit Owner Trust Series 2023-1A A2(a)		5.4000	02/17/26	1,074,413
48,757	MVW, LLC Series 2020-1A A(a)		1.7400	10/20/37	44,978
325,605	MVW, LLC Series 2023-1A B(a)		5.4200	10/20/40	315,239
265,000	Octane Receivables Trust Series 2023-1A C(a)		6.3700	09/20/29	259,691
27,700	Oportun Funding, LLC Series 2022-1 A(a)		3.2500	06/15/29	27,486
31,324	Orange Lake Timeshare Trust Series 2019-A B(a)		3.3600	04/09/38	30,117
265,000	Progress Residential Series 2021-SFR3 D(a)		2.2880	05/17/26	234,288
201,000	Progress Residential Series 2021-SFR1 C(a)		1.5550	04/17/38	177,859
577,415	Progress Residential Trust Series 2020-SFR1 A(a)		1.7320	04/17/37	540,802
550,000	Progress Residential Trust Series 2020-SFR2 E(a)		5.1150	06/17/37	528,743
265,000	Regional Management Issuance Trust Series 2021-1 A(a)		1.6800	03/17/31	251,433
38,064	Sierra Timeshare Receivables Funding, LLC Series 2020-2A B(a)		2.3200	07/20/37	36,054
277,474	Sierra Timeshare Receivables Funding, LLC Series 2023-2A B(a)		6.2800	04/20/40	276,720
84,375	Taco Bell Funding, LLC Series 2016-1A A23(a)		4.9700	05/25/46	81,267
200,000	Tricon American Homes Trust Series 2020-SFR2 D(a)		2.2810	11/17/27	167,943
165,000	Tricon American Homes Trust Series 2019-SFR1 C(a)		3.1490	03/17/38	152,834
160,000	Tricon Residential Trust Series 2021-SFR1 B(a)		2.2440	07/17/38	142,403
					10,983,594
	RESIDENTIAL MORTGAGE — 1.5%
76,403	Ajax Mortgage Loan Trust Series 2019-D A1(a),(d)		2.9560	09/25/65	69,798
118,141	Pretium Mortgage Credit Partners, LLC Series 2021-NPL1 A1(a),(d)		2.2390	09/27/60	114,359
135,000	Towd Point Mortgage Trust Series 2016-4 B1(a),(c)		3.9400	07/25/56	120,875
115,000	Towd Point Mortgage Trust Series 2017-1 M1(a),(c)		3.7500	10/25/56	107,149

See accompanying notes which are an integral part of these financial statements.

DUNHAM CORPORATE/GOVERNMENT BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2023

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	ASSET BACKED SECURITIES — 32.3% (Continued)
	RESIDENTIAL MORTGAGE — 1.5% (Continued)
460,000	Towd Point Mortgage Trust Series 2017-4 A2(a),(c)		3.0000	06/25/57	$400,576
160,000	Towd Point Mortgage Trust Series 2017-6 A2(a),(c)		3.0000	10/25/57	141,732
140,000	Towd Point Mortgage Trust Series 2018-6 A1B(a),(c)		3.7500	03/25/58	126,651
300,000	Towd Point Mortgage Trust Series 2018-6 A2(a),(c)		3.7500	03/25/58	246,090
255,000	Towd Point Mortgage Trust Series 2019-2 A2(a),(c)		3.7500	12/25/58	209,833
235,000	Towd Point Mortgage Trust Series 2019-4 A2(a),(c)		3.2500	10/25/59	191,451
100,000	Towd Point Mortgage Trust Series 2020-1 M1(a),(c)		3.5000	01/25/60	76,548
78,127	VCAT Asset Securitization, LLC Series 2021-NPL3 A1(a),(d)		1.7430	05/25/51	72,586
42,493	VCAT, LLC Series 2021-NPL2 A1(a),(d)		2.1150	03/27/51	40,719
					1,918,367

	TOTAL ASSET BACKED SECURITIES (Cost $43,839,369)				41,750,000

	CORPORATE BONDS — 33.2%
	AEROSPACE & DEFENSE — 0.4%
200,000	Boeing Company (The)		5.8050	05/01/50	173,486
303,000	Boeing Company (The)		5.9300	05/01/60	256,828
85,000	TransDigm, Inc.		5.5000	11/15/27	79,218
					509,532
	ASSET MANAGEMENT — 1.5%
157,000	Blackstone Private Credit Fund		2.6250	12/15/26	134,442
330,000	Blue Owl Finance, LLC(a)		3.1250	06/10/31	242,571
125,000	Charles Schwab Corporation (The)(b)	SOFRRATE + 2.010%	6.1360	08/24/34	117,207
305,000	Charles Schwab Corporation (The)(b)	H15T10Y + 3.079%	4.0000	03/01/69	208,507
255,000	Citadel, L.P.(a)		4.8750	01/15/27	241,974
250,000	Drawbridge Special Opportunities Fund, L.P.(a)		3.8750	02/15/26	220,711
220,000	Icahn Enterprises, L.P. / Icahn Enterprises(f)		5.2500	05/15/27	188,546
128,000	OWL Rock Core Income Corporation		4.7000	02/08/27	116,261
325,000	UBS Group A.G.(a),(b),(f)	H15T1Y + 2.000%	6.3010	09/22/34	308,540
164,000	United Airlines Class A Pass Through Trust Series 2023-1 Class A(f)		5.8000	07/15/36	154,558
					1,933,317
	AUTOMOTIVE — 0.4%
25,000	Clarios Global, L.P. / Clarios US Finance Company(a)		6.7500	05/15/28	24,291

See accompanying notes which are an integral part of these financial statements.

DUNHAM CORPORATE/GOVERNMENT BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2023

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 33.2% (Continued)
	AUTOMOTIVE — 0.4% (Continued)
106,000	Ford Motor Company(f)		3.2500	02/12/32	$80,026
70,000	Ford Motor Company(f)		4.7500	01/15/43	48,657
200,000	Ford Motor Credit Company, LLC(f)		6.8000	05/12/28	199,463
190,000	Nissan Motor Acceptance Company, LLC(a)		7.0500	09/15/28	187,884
					540,321
	BANKING — 5.2%
200,000	Banco Mercantil del Norte S.A.(a),(b)	H15T10Y + 5.034%	6.6250	01/24/70	150,447
1,200,000	Bank of America Corporation(b)	SOFRRATE + 1.320%	2.6870	04/22/32	922,261
390,000	Bank of America Corporation(b)	H15T5Y + 1.200%	2.4820	09/21/36	278,659
400,000	Barclays plc(b)	H15T1Y + 3.500%	7.4370	11/02/33	400,080
200,000	BBVA Bancomer S.A.(a),(b)	H15T5Y + 2.650%	5.1250	01/18/33	169,381
500,000	BPCE S.A.(a),(b)	SOFRRATE + 2.590%	7.0030	10/19/34	487,091
113,000	Citigroup, Inc.(b)	SOFRRATE + 1.280%	6.6140	02/24/28	112,496
325,000	Citigroup, Inc.(b),(f)	TSFR3M + 1.600%	3.9800	03/20/30	287,832
460,000	Citigroup, Inc.(b),(f)	SOFRRATE + 2.338%	6.2700	11/17/33	447,884
229,000	Citigroup, Inc.(b)	SOFRRATE + 2.661%	6.1740	05/25/34	213,425
250,000	Citizens Bank NA		2.2500	04/28/25	231,704
180,000	Discover Bank		4.6500	09/13/28	158,357
250,000	Fifth Third Bancorp(b),(f)	SOFRRATE + 1.660%	4.3370	04/25/33	204,188
280,000	Huntington Bancshares, Inc.		2.5500	02/04/30	215,879
175,000	JPMorgan Chase & Company(b)	SOFRRATE + 1.180%	6.5130	02/24/28	173,946
710,000	JPMorgan Chase & Company(b)	SOFRRATE + 1.065%	1.9530	02/04/32	528,691
420,000	JPMorgan Chase & Company(b),(f)	SOFRRATE + 2.580%	5.7170	09/14/33	394,543
82,000	JPMorgan Chase & Company Series HH(b)	SOFRRATE + 3.125%	4.6000	08/01/68	76,738
200,000	Texas Capital Bancshares, Inc.(b)	H15T5Y + 3.150%	4.0000	05/06/31	165,138
285,000	Toronto-Dominion Bank (The)(b)	H15T5Y + 4.075%	8.1250	10/31/82	280,313
285,000	Truist Financial Corporation(b)	H15T10Y + 4.349%	5.1000	03/01/69	229,657
280,000	Wells Fargo & Company(b)	SOFRRATE + 2.100%	4.8970	07/25/33	246,773
330,000	Wells Fargo & Company Series BB(b)	H15T5Y + 3.453%	3.9000	03/15/69	286,039

See accompanying notes which are an integral part of these financial statements.

DUNHAM CORPORATE/GOVERNMENT BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2023

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 33.2% (Continued)
	BANKING — 5.2% (Continued)
					$6,661,522
	BEVERAGES — 0.4%
185,000	Anheuser-Busch Companies, LLC / Anheuser-Busch		4.9000	02/01/46	154,840
270,000	Bacardi Ltd. / Bacardi-Martini BV(a)		5.4000	06/15/33	247,384
75,000	Central American Bottling Corp / CBC Bottling(a)		5.2500	04/27/29	66,110
					468,334
	BIOTECH & PHARMA — 0.9%
178,000	Amgen, Inc.		5.2500	03/02/33	166,386
93,000	Amgen, Inc.		5.6500	03/02/53	82,419
40,000	Bausch Health Companies, Inc.(a)		5.7500	08/15/27	20,838
200,000	Cheplapharm Arzneimittel GmbH(a)		5.5000	01/15/28	177,548
265,000	Mylan N.V.		3.9500	06/15/26	248,266
45,000	Par Pharmaceutical, Inc.(a)		7.5000	04/01/27	30,557
155,000	Royalty Pharma plc		2.1500	09/02/31	114,114
195,000	Royalty Pharma plc		3.3500	09/02/51	108,367
120,000	Teva Pharmaceutical Finance Netherlands III BV(f)		3.1500	10/01/26	105,798
681	Viatris, Inc.(a)		2.3000	06/22/27	584
155,000	Viatris, Inc.		4.0000	06/22/50	89,795
					1,144,672
	CABLE & SATELLITE — 0.2%
14,000	CCO Holdings, LLC / CCO Holdings Capital(a)		6.3750	09/01/29	12,826
180,000	CCO Holdings, LLC / CCO Holdings Capital(a),(f)		4.7500	03/01/30	149,032
45,000	CCO Holdings, LLC / CCO Holdings Capital(a),(f)		4.5000	08/15/30	36,071
					197,929
	CHEMICALS — 0.3%
235,000	Bayport Polymers, LLC(a)		5.1400	04/14/32	201,157
189,000	INEOS Quattro Finance 2 plc(a)		3.3750	01/15/26	180,697
					381,854
	COMMERCIAL SUPPORT SERVICES — 0.3%
395,000	UL Solutions, Inc.(a)		6.5000	10/20/28	391,655

	ELEC & GAS MARKETING & TRADING — 0.2%
260,000	New York State Electric & Gas Corporation(a)		5.8500	08/15/33	250,521

See accompanying notes which are an integral part of these financial statements.

DUNHAM CORPORATE/GOVERNMENT BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2023

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 33.2% (Continued)
	ELECTRIC UTILITIES — 2.5%
320,000	Black Hills Corporation		6.1500	05/15/34	$302,352
355,000	CMS Energy Corporation(b)	H15T5Y + 4.116%	4.7500	06/01/50	294,829
250,000	Electricite de France S.A.(a),(f)		6.9000	05/23/53	234,186
235,000	Enel Finance International N.V.(a)		7.5000	10/14/32	243,524
260,000	Entergy Texas, Inc.		5.8000	09/01/53	234,399
540,000	Exelon Corporation		5.6000	03/15/53	466,847
188,000	National Rural Utilities Cooperative Finance(b)	TSFR3M + 3.172%	8.5620	04/30/43	184,319
384,000	NRG Energy, Inc.(a)		7.0000	03/15/33	363,439
403,000	Puget Energy, Inc.		2.3790	06/15/28	341,713
404,000	Southern Company (The)(b)	H15T5Y + 2.915%	3.7500	09/15/51	346,136
245,000	Vistra Corporation(a),(b)	H15T5Y + 6.930%	8.0000	04/15/70	233,359
					3,245,103
	ENGINEERING & CONSTRUCTION — 0.3%
140,000	Global Infrastructure Solutions, Inc.(a)		7.5000	04/15/32	114,673
398,000	Sempra Infrastructure Partners, L.P.(a)		3.2500	01/15/32	300,482
					415,155
	FOOD — 0.2%
300,000	Pilgrim’s Pride Corporation		6.2500	07/01/33	276,261

	GAS & WATER UTILITIES — 0.4%
260,000	Brooklyn Union Gas Company (The)(a)		4.8660	08/05/32	226,469
255,000	KeySpan Gas East Corporation(a)		5.9940	03/06/33	240,469
					466,938
	HEALTH CARE FACILITIES & SERVICES — 1.5%
225,000	AdaptHealth, LLC(a)		5.1250	03/01/30	170,663
290,000	Catalent Pharma Solutions, Inc.(a),(f)		3.5000	04/01/30	227,569
318,000	CVS Health Corporation(f)		5.8750	06/01/53	280,321
185,000	HCA, Inc.		5.5000	06/01/33	169,281
345,000	HCA, Inc.		5.2500	06/15/49	266,990
400,000	IQVIA, Inc.(a)		5.7000	05/15/28	384,500
540,000	Universal Health Services, Inc.		2.6500	01/15/32	397,206
					1,896,530
	HOME & OFFICE PRODUCTS — 0.2%
275,000	Newell Brands, Inc.(f)		6.3750	09/15/27	258,423

See accompanying notes which are an integral part of these financial statements.

DUNHAM CORPORATE/GOVERNMENT BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2023

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 33.2% (Continued)
	HOME CONSTRUCTION — 0.4%
440,000	MDC Holdings, Inc.		3.9660	08/06/61	$233,020
310,000	PulteGroup, Inc.(f)		6.3750	05/15/33	302,349
					535,369
	HOUSEHOLD PRODUCTS — 0.2%
370,000	Church & Dwight Company, Inc.		5.0000	06/15/52	313,248

	INDUSTRIAL SUPPORT SERVICES — 0.6%
405,000	Ashtead Capital, Inc.(a)		5.5000	08/11/32	363,414
440,000	Ferguson Finance plc(a)		4.6500	04/20/32	387,799
					751,213
	INSTITUTIONAL FINANCIAL SERVICES — 2.4%
115,000	Bank of New York Mellon Corporation (The)(b)	SOFRINDX + 2.074%	5.8340	10/25/33	110,434
265,000	Bank of New York Mellon Corporation (The)(b)	H15T5Y + 4.358%	4.7000	09/20/68	251,499
620,000	Brookfield Finance, Inc.		2.7240	04/15/31	481,281
550,000	Goldman Sachs Group, Inc. (The)(b)	SOFRRATE + 1.090%	1.9920	01/27/32	404,549
310,000	Goldman Sachs Group, Inc. (The)		6.4500	05/01/36	299,646
475,000	Morgan Stanley		3.1250	07/27/26	439,549
395,000	Morgan Stanley(f)		6.3750	07/24/42	393,515
215,000	Northern Trust Corporation		3.3750	05/08/32	189,160
125,000	Northern Trust Corporation(f)		6.1250	11/02/32	120,809
220,000	State Street Corporation(b)	SOFRRATE + 1.726%	4.1640	08/04/33	186,837
216,000	State Street Corporation(b)	SOFRRATE + 1.567%	4.8210	01/26/34	192,043
					3,069,322
	INSURANCE — 1.8%
200,000	Allianz S.E.(a),(b)	H15T5Y + 3.232%	6.3500	09/06/53	191,234
250,000	Allstate Corporation (The)(b)	TSFR3M + 3.199%	5.7500	08/15/53	246,872
185,000	Ascot Group Ltd.(a)		4.2500	12/15/30	135,309
391,000	Corebridge Financial, Inc.(b)	H15T5Y + 3.846%	6.8750	12/15/52	362,234
198,000	Global Atlantic Fin Company(a)		7.9500	06/15/33	184,685
175,000	Liberty Mutual Group, Inc.(a),(b)	H15T5Y + 3.315%	4.1250	12/15/51	139,253

See accompanying notes which are an integral part of these financial statements.

DUNHAM CORPORATE/GOVERNMENT BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2023

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 33.2% (Continued)
	INSURANCE — 1.8% (Continued)
168,000	Lincoln National Corporation(b)	US0003M + 2.040%	7.7170	04/20/67	$105,249
265,000	MetLife, Inc.(b)	H15T5Y + 3.576%	3.8500	03/15/69	241,591
126,000	MetLife, Inc.(b)	TSFR3M + 3.221%	5.8750	09/15/66	111,491
335,000	Nippon Life Insurance Company(a),(b)	H15T5Y + 2.954%	6.2500	09/13/53	323,202
104,000	Prudential Financial, Inc.(b)	H15T5Y + 3.162%	5.1250	03/01/52	88,618
53,000	Prudential Financial, Inc.(b)	H15T5Y + 3.234%	6.0000	09/01/52	47,510
210,000	Prudential Financial, Inc.(b)	H15T5Y + 2.848%	6.7500	03/01/53	198,420
					2,375,668
	LEISURE FACILITIES & SERVICES — 0.2%
150,000	Churchill Downs, Inc.(a)		6.7500	05/01/31	138,562
145,000	Hilton Domestic Operating Company, Inc.(a)		3.6250	02/15/32	114,991
					253,553
	MACHINERY — 0.7%
430,000	Regal Rexnord Corporation(a)		6.4000	04/15/33	395,525
515,000	Veralto Corporation(a)		5.4500	09/18/33	481,979
					877,504
	MEDICAL EQUIPMENT & DEVICES — 1.2%
144,000	Bio-Rad Laboratories, Inc.		3.3000	03/15/27	131,711
179,000	Bio-Rad Laboratories, Inc.		3.7000	03/15/32	144,099
570,000	DENTSPLY SIRONA, Inc.		3.2500	06/01/30	465,020
195,000	GE HealthCare Technologies, Inc.		5.8570	03/15/30	190,769
468,000	Illumina, Inc.(f)		2.5500	03/23/31	357,353
350,000	Zimmer Biomet Holdings, Inc.		3.5500	03/20/30	297,043
					1,585,995
	METALS & MINING — 0.8%
115,000	Alliance Resource Operating Partners, L.P. /(a)		7.5000	05/01/25	114,263
255,000	Corp Nacional del Cobre de Chile(a),(f)		5.9500	01/08/34	237,159
140,000	FMG Resources August 2006 Pty Ltd.(a)		5.8750	04/15/30	125,820
295,000	Glencore Funding, LLC(a)		2.8500	04/27/31	229,616
345,000	Teck Resources Ltd.		6.1250	10/01/35	320,167
					1,027,025
	OIL & GAS PRODUCERS — 2.8%
385,000	BP Capital Markets plc(b)	H15T5Y + 4.398%	4.8750	12/22/00	336,612
160,000	CITGO Petroleum Corporation(a)		7.0000	06/15/25	157,383

See accompanying notes which are an integral part of these financial statements.

DUNHAM CORPORATE/GOVERNMENT BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2023

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 33.2% (Continued)
	OIL & GAS PRODUCERS — 2.8% (Continued)
130,000	Civitas Resources, Inc.(a)		8.7500	07/01/31	$131,431
150,000	Columbia Pipelines Operating Company, LLC(a)		6.0360	11/15/33	142,776
25,000	Columbia Pipelines Operating Company, LLC(a)		6.5440	11/15/53	23,134
35,000	Columbia Pipelines Operating Company, LLC(a)		6.7140	08/15/63	32,392
95,000	CrownRock, L.P. / CrownRock Finance, Inc.(a)		5.0000	05/01/29	89,690
125,000	DT Midstream, Inc.(a)		4.1250	06/15/29	107,587
205,000	Ecopetrol S.A.		8.8750	01/13/33	196,943
275,000	Enbridge, Inc.(b)	H15T5Y + 4.418%	7.6250	01/15/83	246,396
175,000	Energy Transfer, L.P.(b)	H15T5Y + 5.694%	6.5000	11/15/69	158,952
425,000	Flex Intermediate Holdco, LLC(a)		3.3630	06/30/31	321,505
135,000	Genesis Energy, L.P. / Genesis Energy Finance		8.8750	04/15/30	130,637
320,000	Kinder Morgan, Inc.		7.7500	01/15/32	340,523
225,000	Occidental Petroleum Corporation(f)		6.1250	01/01/31	220,260
200,000	Pertamina Persero PT(a)		6.4500	05/30/44	185,010
365,000	Petroleos Mexicanos		6.5000	03/13/27	322,311
185,000	Petroleos Mexicanos		7.6900	01/23/50	114,918
250,000	Reliance Industries Ltd.(a)		2.8750	01/12/32	195,385
95,000	Venture Global Calcasieu Pass, LLC(a),(f)		3.8750	08/15/29	79,145
40,000	Viper Energy Partners, L.P.(a)		7.3750	11/01/31	39,938
					3,572,928
	OIL & GAS SERVICES & EQUIPMENT — 0.1%
102,000	Enerflex Ltd.(a)		9.0000	10/15/27	92,613
90,000	USA Compression Partners, L.P. / USA Compression		6.8750	04/01/26	87,510
					180,123
	REAL ESTATE INVESTMENT TRUSTS — 1.0%
310,000	EPR Properties(f)		4.7500	12/15/26	282,883
255,000	GLP Capital, L.P. / GLP Financing II, Inc.		5.7500	06/01/28	239,267
108,000	GLP Capital, L.P. / GLP Financing II, Inc.		3.2500	01/15/32	81,821
25,000	MPT Operating Partnership, L.P. / MPT Finance(f)		4.6250	08/01/29	17,355
125,000	MPT Operating Partnership, L.P. / MPT Finance(f)		3.5000	03/15/31	75,944
225,000	Retail Properties of America, Inc.		4.7500	09/15/30	195,836
75,000	Service Properties Trust		4.9500	02/15/27	62,162
205,000	VICI Properties, L.P.		4.9500	02/15/30	182,961
165,000	VICI Properties, L.P.		5.1250	05/15/32	142,857

See accompanying notes which are an integral part of these financial statements.

DUNHAM CORPORATE/GOVERNMENT BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2023

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 33.2% (Continued)
	REAL ESTATE INVESTMENT TRUSTS — 1.0% (Continued)
150,000	VICI Properties, L.P. / VICI Note Company, Inc.(a)		4.1250	08/15/30	$123,886
					1,404,972
	REAL ESTATE OWNERS & DEVELOPERS — 0.2%
275,000	Ontario Teachers’ Cadillac Fairview Properties(a)		2.5000	10/15/31	203,622

	RETAIL - DISCRETIONARY — 0.3%
205,000	Beacon Roofing Supply, Inc.(a)		6.5000	08/01/30	195,945
175,000	BlueLinx Holdings, Inc.(a)		6.0000	11/15/29	147,465
					343,410
	SEMICONDUCTORS — 0.2%
271,000	Broadcom, Inc.		4.1500	11/15/30	236,387

	SOFTWARE — 0.5%
155,000	Concentrix Corporation		6.6500	08/02/26	154,091
90,000	Consensus Cloud Solutions, Inc.(a)		6.5000	10/15/28	74,682
215,000	Oracle Corporation		6.2500	11/09/32	213,422
188,000	Oracle Corporation		5.5500	02/06/53	157,009
75,000	Oracle Corporation		3.8500	04/01/60	45,385
					644,589
	SPECIALTY FINANCE — 1.4%
355,000	American Express Company(b)	SOFRRATE + 1.930%	5.6250	07/28/34	324,583
235,000	Aviation Capital Group, LLC(a)		3.5000	11/01/27	206,561
210,000	Avolon Holdings Funding Ltd.(a)		4.3750	05/01/26	195,788
472,000	Capital One Financial Corporation(b)	SOFRRATE + 1.337%	2.3590	07/29/32	312,119
49,000	Discover Financial Services		6.7000	11/29/32	45,505
290,000	First American Financial Corporation		4.0000	05/15/30	242,690
120,000	Ladder Capital Finance Holdings LLLP / Ladder(a)		4.2500	02/01/27	104,943
235,000	OneMain Finance Corporation(f)		6.8750	03/15/25	232,118
150,000	Synchrony Financial		4.8750	06/13/25	142,285
67,000	Synchrony Financial		3.7000	08/04/26	59,458
					1,866,050
	STEEL — 0.1%
195,000	ArcelorMittal S.A.		6.8000	11/29/32	187,315

See accompanying notes which are an integral part of these financial statements.

DUNHAM CORPORATE/GOVERNMENT BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2023

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 33.2% (Continued)
	TECHNOLOGY HARDWARE — 0.4%
349,000	CDW, LLC / CDW Finance Corporation		3.5690	12/01/31	$280,479
244,000	Dell International, LLC / EMC Corporation		8.1000	07/15/36	265,411
					545,890
	TECHNOLOGY SERVICES — 1.3%
140,000	Booz Allen Hamilton, Inc.(a)		3.8750	09/01/28	124,842
275,000	Booz Allen Hamilton, Inc.(a)		4.0000	07/01/29	243,000
485,000	CoStar Group, Inc.(a)		2.8000	07/15/30	377,673
137,000	Kyndryl Holdings, Inc.		2.7000	10/15/28	110,889
450,000	Leidos, Inc.		2.3000	02/15/31	339,273
291,000	MSCI, Inc.(a)		3.6250	09/01/30	241,153
245,000	Science Applications International Corporation(a)		4.8750	04/01/28	218,824
					1,655,654
	TELECOMMUNICATIONS — 1.0%
320,000	AT&T, Inc.(f)		5.4000	02/15/34	294,403
160,000	Level 3 Financing, Inc.(a)		4.2500	07/01/28	90,624
270,000	Level 3 Financing, Inc.(a)		3.6250	01/15/29	138,206
205,000	Sprint Capital Corporation		8.7500	03/15/32	231,320
75,000	Sprint Spectrum Company, LLC / Sprint Spectrum(a)		4.7380	03/20/25	74,159
254,000	T-Mobile USA, Inc.(f)		5.0500	07/15/33	230,183
360,000	Vodafone Group plc(f)		5.6250	02/10/53	304,686
					1,363,581
	TOBACCO & CANNABIS — 0.2%
295,000	BAT Capital Corporation		7.7500	10/19/32	303,495

	TRANSPORTATION & LOGISTICS — 0.5%
390,831	Alaska Airlines Class A Pass Through Trust Series 2021-1(a)		4.8000	08/15/27	372,850
319,867	Delta Air Lines Class AA Pass Through Trust Series 2015-1		3.6250	07/30/27	294,543
					667,393

	TOTAL CORPORATE BONDS (Cost $47,488,750)				43,002,373

See accompanying notes which are an integral part of these financial statements.

DUNHAM CORPORATE/GOVERNMENT BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2023

Principal		Coupon Rate
Amount ($)		(%)	Maturity	Fair Value
	MUNICIPAL BONDS — 2.2%
	CITY — 0.3%
340,000	City of Bristol VA	4.2100	01/01/42	$265,468
145,000	City of San Antonio TX	1.9630	02/01/33	107,607
				373,075
	GOVERNMENT LEASE — 0.1%
145,000	Texas Public Finance Authority	2.1400	02/01/35	102,469

	HOSPITALS — 0.1%
135,000	Idaho Health Facilities Authority	5.0200	03/01/48	112,272

	LOCAL AUTHORITY — 0.6%
310,000	San Diego County Regional Airport Authority	5.5940	07/01/43	284,128
600,000	State of Texas	3.2110	04/01/44	431,254
35,000	Texas Transportation Commission State Highway Fund	4.0000	10/01/33	31,189
				746,571
	MISCELLANEOUS TAX — 0.6%
765,000	Metropolitan Transportation Authority	5.0000	11/15/45	767,621

	SALES TAX — 0.0%(e)
20,000	Sales Tax Securitization Corporation	3.4110	01/01/43	13,782

	WATER AND SEWER — 0.5%
705,000	Broward County FL Water & Sewer Utility Revenue	4.0000	10/01/47	596,038
160,000	Santa Clara Valley Water District	2.9670	06/01/50	96,560
				692,598
	TOTAL MUNICIPAL BONDS (Cost $3,542,490)			2,808,388

	NON U.S. GOVERNMENT & AGENCIES — 1.3%
	SOVEREIGN — 1.3%
200,000	Brazilian Government International Bond	6.0000	10/20/33	185,668
515,000	Dominican Republic International Bond(a)	4.8750	09/23/32	418,587
250,000	Hungary Government International Bond(a)	6.2500	09/22/32	240,954
200,000	Mexico Government International Bond	2.6590	05/24/31	156,288

See accompanying notes which are an integral part of these financial statements.

DUNHAM CORPORATE/GOVERNMENT BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2023

Principal			Coupon Rate
Amount ($)			(%)	Maturity	Fair Value
	NON U.S. GOVERNMENT & AGENCIES — 1.3% (Continued)
	SOVEREIGN — 1.3% (Continued)
450,000	Mexico Government International Bond(f)		6.3500	02/09/35	$431,294
200,000	Serbia International Bond(a)		6.5000	09/26/33	189,138
					1,621,929
	TOTAL NON U.S. GOVERNMENT & AGENCIES (Cost $1,732,791)				1,621,929

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	TERM LOANS — 6.3%
	AEROSPACE & DEFENSE — 0.2%
194,634	TransDigm, Inc.(b)	TSFR1M + 3.250%	8.6400	08/10/28	194,634

	ASSET MANAGEMENT — 0.1%
34,913	FinCompany I, LLC(b)	TSFR1M + 3.000%	8.3830	06/27/29	34,945
40,000	GIP Pilot Acquisition Partners, L.P.(b)	TSFR1M + 3.000%	8.3880	09/15/30	40,000
75,000	GTCR W Merger Sub, LLC(b)	TSFR1M + 3.000%	8.3340	09/20/30	74,563
					149,508
	AUTOMOTIVE — 0.2%
215,000	Clarios Global, L.P.(b)	TSFR1M + 3.750%	9.0740	04/20/30	214,946

	BIOTECH & PHARMA — 0.0%(e)
64,188	Perrigo Investments, LLC(b)	TSFR1M + 2.500%	7.6740	04/07/29	63,995

	CABLE & SATELLITE — 0.5%
215,000	Cogeco Communications USA II, L.P.(b)	TSFR1M + 3.250%	8.5740	09/18/30	211,721
220,577	Directv Financing, LLC(b)	TSFR1M + 5.000%	10.4390	07/22/27	215,024
205,000	Virgin Media Bristol, LLC(b)	TSFR1M + 2.500%	7.9490	01/04/28	199,492
					626,237
	CHEMICALS — 0.5%
229,334	INEOS US Finance, LLC(b)	TSFR1M + 3.750%	9.1740	11/08/27	227,224
129,664	Innophos Holdings, Inc.(b)	TSFR1M + 3.250%	8.6890	02/04/27	128,530
114,713	LSF11 A5 HoldCo, LLC(b)	TSFR1M + 4.350%	9.6740	10/15/28	112,741
55,000	Nouryon USA, LLC(b)	TSFR1M + 4.100%	9.4340	04/03/28	53,866
165,000	Windsor Holdings III, LLC(b)	TSFR3M + 4.500%	9.8150	06/22/30	164,720
					687,081

See accompanying notes which are an integral part of these financial statements.

DUNHAM CORPORATE/GOVERNMENT BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2023

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	TERM LOANS — 6.3% (Continued)
	COMMERCIAL SUPPORT SERVICES — 0.3%
213,523	AlixPartners LLP(b)	TSFR1M + 2.750%	8.1890	01/28/28	$213,529
166,978	Brightview Landscapes, LLC(b)	TSFR1M + 3.250%	8.6330	04/22/29	167,082
103,291	CHG Healthcare Services, Inc.(b)	TSFR1M + 3.500%	8.6890	09/30/28	102,342
					482,953
	ELECTRIC UTILITIES — 0.0%(e)
59,782	Generation Bridge Northeast, LLC(b)	TSFR1M + 4.250%	9.5740	08/07/29	59,844

	ELECTRICAL EQUIPMENT — 0.2%
267,997	Brookfield WEC Holdings, Inc.(b)	TSFR1M + 2.750%	8.1890	08/01/25	267,997

	ENGINEERING & CONSTRUCTION — 0.2%
200,000	Pike Corporation(b)	TSFR1M + 3.000%	8.4390	12/21/27	199,858

	ENTERTAINMENT CONTENT — 0.2%
248,728	Univision Communications, Inc.(b)	TSFR1M + 3.250%	8.6890	03/24/26	247,121

	FOOD — 0.5%
174,123	Del Monte Foods, Inc.(b)	TSFR1M + 4.250%	11.7500	05/16/29	168,899
268,089	Froneri US, Inc.(b)	TSFR1M + 2.250%	7.6740	01/30/27	267,084
171,595	Hostess Brands, LLC(b)	TSFR1M + 2.500%	7.8900	06/21/30	171,756
					607,739
	INSTITUTIONAL FINANCIAL SERVICES — 0.1%
90,773	Citadel Securities, L.P.(b)	TSFR1M + 2.500%	7.9390	07/26/30	90,552

	INSURANCE — 0.0%(e)
45,000	Acrisure, LLC(b)	TSFR1M + 4.500%	9.8350	10/20/30	44,625

	INTERNET MEDIA & SERVICES — 0.2%
253,088	Uber Technologies, Inc.(b)	TSFR1M + 2.750%	8.1590	03/03/30	253,194

	LEISURE FACILITIES & SERVICES — 0.5%
59,700	Caesars Entertainment, Inc.(b)	TSFR1M + 3.250%	8.6740	01/26/30	59,559
124,688	Carnival Corporation(b)	TSFR1M + 3.000%	8.3360	08/08/27	122,661
19,950	Entain Holdings Gibraltar Ltd.(b)	TSFR1M + 3.500%	8.9900	10/31/29	19,979

See accompanying notes which are an integral part of these financial statements.

DUNHAM CORPORATE/GOVERNMENT BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2023

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	TERM LOANS — 6.3% (Continued)
	LEISURE FACILITIES & SERVICES — 0.5% (Continued)
40,000	Ontario Gaming GTA, L.P.(b)	TSFR1M + 4.250%	9.6400	07/20/30	$40,000
39,500	Scientific Games Corporation(b)	SOFRRATE + 3.000%	8.4350	04/07/29	39,512
153,835	Scientific Games Holdings, L.P.(b)	SOFRRATE + 3.500%	8.9140	02/04/29	151,509
67,869	Station Casinos, LLC(b)	TSFR1M + 2.250%	7.6740	01/31/27	67,515
250,426	UFC Holdings, LLC(b)	TSFR1M + 2.750%	8.3990	04/29/26	250,477
					751,212
	MACHINERY — 0.3%
67,915	Alliance Laundry Systems, LLC(b)	TSFR3M + 3.500%	8.9320	09/30/27	67,879
124,365	Filtration Group Corporation(b)	TSFR1M + 3.500%	8.9390	10/19/28	123,597
70,420	Standard Industries, Inc.(b)	TSFR1M + 2.500%	7.9530	08/06/28	70,615
134,644	Titan Acquisition Ltd.(b)	US0003M + 3.000%	8.7310	03/16/25	132,846
					394,937
	MEDICAL EQUIPMENT & DEVICES — 0.2%
213,375	Mozart Borrower, L.P.(b)	TSFR1M + 3.250%	8.6890	09/30/28	212,242

	METALS & MINING — 0.0%(e)
35,000	Arsenal AIC Parent, LLC(b)	TSFR1M + 4.500%	9.8790	07/27/30	34,969

	OIL & GAS PRODUCERS — 0.1%
68,580	Freeport LNG Investments LLLP(b)	TSFR3M + 3.500%	9.1770	11/17/28	67,534
97,608	Oryx Midstream Services Permian Basin, LLC(b)	TSFR1M + 3.250%	8.6920	09/30/28	97,581
					165,115
	PUBLISHING & BROADCASTING — 0.1%
94,000	Century DE Buyer, LLC(b)	TSFR1M + 4.000%	9.3250	09/27/30	93,471

	RETAIL - DISCRETIONARY — 0.3%
85,000	Peer Holding III BV(b)	TSFR1M + 3.250%	8.5820	10/19/30	84,602
153,430	PetSmart, Inc.(b)	TSFR1M + 3.750%	9.1740	01/29/28	151,816
135,000	SRS Distribution, Inc.(b)	TSFR1M + 3.500%	4.2500	05/20/28	132,131
					368,549
	SOFTWARE — 0.7%
220,721	Applied Systems, Inc.(b)	TSFR1M + 4.500%	9.8900	09/19/26	221,494

See accompanying notes which are an integral part of these financial statements.

DUNHAM CORPORATE/GOVERNMENT BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2023

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	TERM LOANS — 6.3% (Continued)
	SOFTWARE — 0.7% (Continued)
133,286	CCC Intelligent Solutions, Inc.(b)	TSFR1M + 2.500%	7.6810	09/17/28	$133,086
184,073	Central Parent, Inc.(b)	TSFR1M + 4.000%	9.4060	07/06/29	183,267
15,000	Epicor Software Corporation(b)	TSFR1M + 3.750%	9.0740	07/31/27	15,049
53,437	Open Text Corporation(b)	TSFR1M + 2.850%	8.1740	01/31/30	53,456
67,410	Sophia, L.P.(b)	TSFR3M + 3.500%	8.9240	10/07/27	66,652
196,234	UKG, Inc.(b)	TSFR3M + 3.250%	8.7640	05/03/26	195,453
					868,457
	TECHNOLOGY SERVICES — 0.4%
122,901	Blackhawk Network Holdings, Inc.(b)	TSFR3M + 3.000%	8.1720	05/22/25	122,126
64,253	Dun & Bradstreet Corporation (The)(b)	TSFR1M + 2.750%	8.1760	02/08/26	64,253
68,529	NAB Holdings, LLC(b)	SOFRRATE + 3.000%	8.5400	11/18/28	68,168
244,265	Peraton Corporation(b)	TSFR1M + 3.750%	9.1740	02/24/28	240,104
					494,651
	TELECOMMUNICATIONS — 0.3%
203,447	Cincinnati Bell, Inc.(b)	SOFRRATE + 3.250%	8.6740	11/17/28	199,505
129,669	Eagle Broadband Investments, LLC(b)	TSFR3M + 3.114%	8.6520	11/12/27	126,890
					326,395
	TRANSPORTATION & LOGISTICS — 0.2%
100,290	Brown Group Holding, LLC(b)	TSFR1M + 2.500%	8.1740	04/22/28	98,640
52,500	Mileage Plus Holdings, LLC(b)	TSFR3M + 5.250%	10.7980	06/25/27	54,191
56,000	SkyMiles IP Ltd.(b)	TSFR1M + 3.750%	9.1660	09/16/27	57,444
					210,275
	TOTAL TERM LOANS (Cost $8,109,118)				8,110,557

	U.S. GOVERNMENT & AGENCIES — 23.0%
	AGENCY FIXED RATE — 5.7%
7,209	Fannie Mae Pool 735061		6.0000	11/01/34	7,236
9,681	Fannie Mae Pool 866009		6.0000	03/01/36	9,718
63,997	Fannie Mae Pool 938574		5.5000	09/01/36	63,028
24,054	Fannie Mae Pool 310041		6.5000	05/01/37	25,053
11,061	Fannie Mae Pool 962752		5.0000	04/01/38	10,678

See accompanying notes which are an integral part of these financial statements.

DUNHAM CORPORATE/GOVERNMENT BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2023

Principal		Coupon Rate
Amount ($)		(%)	Maturity	Fair Value
	U.S. GOVERNMENT & AGENCIES — 23.0% (Continued)
	AGENCY FIXED RATE — 5.7% (Continued)
13,934	Fannie Mae Pool 909175	5.5000	04/01/38	$13,689
54,430	Fannie Mae Pool 909220	6.0000	08/01/38	54,554
44,539	Fannie Mae Pool AS7026	4.0000	04/01/46	39,474
77,190	Fannie Mae Pool BJ9260	4.0000	04/01/48	68,075
893,658	Fannie Mae Pool FS4438	5.0000	11/01/52	825,606
673,851	Fannie Mae Pool MA4980	6.0000	04/01/53	658,188
591,717	Fannie Mae Pool MA5072	5.5000	06/01/53	562,149
69,469	Freddie Mac Gold Pool G01980	5.0000	12/01/35	67,521
10,372	Freddie Mac Gold Pool G05888	5.5000	10/01/39	10,204
2,228,556	Freddie Mac Pool SD2026	5.0000	11/01/52	2,058,334
638,943	Freddie Mac Pool SD3238	5.5000	12/01/52	607,168
2,373,797	Freddie Mac Pool SD8309	6.0000	03/01/53	2,323,470
				7,404,145
	AGENCY MBS OTHER — 0.5%
684,716	Fannie Mae Pool MA4805	4.5000	11/01/52	613,261

	U.S. TREASURY BONDS — 2.1%
1,040,000	United States Treasury Bond	2.8750	05/15/49	703,828
1,440,000	United States Treasury Bond	2.0000	02/15/50	795,544
2,500,000	United States Treasury Bond	1.3750	08/15/50	1,149,707
				2,649,079
	U.S. TREASURY NOTES — 14.7%
695,000	United States Treasury Note	4.3750	08/31/28	682,104
1,210,000	United States Treasury Note	2.6250	02/15/29	1,084,557
485,000	United States Treasury Note	0.8750	11/15/30	371,404
540,000	United States Treasury Note	2.8750	05/15/32	464,463
1,325,000	United States Treasury Note	4.1250	11/15/32	1,251,245
2,110,000	United States Treasury Note	3.8750	08/15/33	1,947,134
2,045,000	United States Treasury Note	1.8750	02/15/51	1,083,411
1,135,000	United States Treasury Note	1.8750	11/15/51	597,294
310,000	United States Treasury Note	2.8750	05/15/52	208,596
5,925,000	United States Treasury Note	4.0000	11/15/52	4,989,730
3,405,000	United States Treasury Note	3.6250	02/15/53	2,674,787
3,920,000	United States Treasury Note	3.6250	05/15/53	3,080,569

See accompanying notes which are an integral part of these financial statements.

DUNHAM CORPORATE/GOVERNMENT BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2023

Principal		Coupon Rate
Amount ($)		(%)	Maturity	Fair Value
	U.S. GOVERNMENT & AGENCIES — 23.0% (Continued)
	U.S. TREASURY NOTES — 14.7% (Continued)
730,000	United States Treasury Note	4.1250	08/15/53	$629,397
				19,064,691

	TOTAL U.S. GOVERNMENT & AGENCIES (Cost $37,162,890)			29,731,176

Shares
	SHORT-TERM INVESTMENTS — 6.1%
	COLLATERAL FOR SECURITIES LOANED - 4.8%
6,208,648	Mount Vernon Liquid Assets Portfolio, LLC, 5.49%(g),(h)	6,208,648

	MONEY MARKET FUNDS - 1.3%
1,649,898	Fidelity Government Portfolio, CLASS I, 5.23% (g)	1,649,898

	TOTAL SHORT-TERM INVESTMENTS (Cost $7,858,546)	7,858,546

	TOTAL INVESTMENTS - 104.4% (Cost $149,733,954)	$134,882,969
	LIABILITIES IN EXCESS OF OTHER ASSETS - (4.4)%	(5,729,112)
	NET ASSETS - 100.0%	$129,153,857

LLC	- Limited Liability Company

LP	- Limited Partnership

LTD	- Limited Company

NV	- Naamioze Vennootschap

PLC	- Public Limited Company

SA	- Societe Anonyme

CLO	- Collateralized Loan Obligation

CMBS	- Commercial Mortgage-Backed Securities

ABS	- Asset-Backed Securities

MBS	- Mortgage-Backed Securities

H15T10Y	US Treasury Yield Curve Rate T Note Constant Maturity 10 Year

H15T1Y	US Treasury Yield Curve Rate T Note Constant Maturity 1 Year

H15T5Y	US Treasury Yield Curve Rate T Note Constant Maturity 5 Year

SOFRINDX	Secured Overnight Financing Rate Compounded

SOFRRATE	United States Secured Overnight Financing Rate

TSFR1M	Secured Overnight Financing Rate 1 month

TSFR3M	Secured Overnight Financing Rate 3 month

US0003M	ICE LIBOR USD 3 Month

(a)	Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of October 31, 2023 the total market value of 144A securities is $54,922,158 or 42.5% of net assets.

(b)	Variable rate security; the rate shown represents the rate on October 31, 2023.

(c)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.

(d)	Step bond. Coupon rate is fixed rate that changes on a specified date. The rate shown is the current rate at October 31, 2023.

(e)	Percentage rounds to less than 0.1%.

(f)	All or a portion of these securities are on loan. Total loaned securities had a value of $6,073,806 at October 31, 2023.

(g)	Rate disclosed is the seven day effective yield as of October 31, 2023.

(h)	The Trust’s securities lending policies and procedures require that the borrower: deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. From time to time the collateral may not be 102% due to end of day market movement. The next business day additional collateral is obtained/received from the borrower to replenish/reestablish 102%.

See accompanying notes which are an integral part of these financial statements.

Dunham Floating Rate Bond Fund (Unaudited)
Message from the Sub-Adviser (PineBridge Investments, LLC)

Asset Class Recap

After one of the worst years for bond markets in decades, fixed coupon bonds meaningfully rebounded in the first half of the fiscal year as investment-grade corporate bonds, as measured by the Bloomberg US Credit Index, rose 9.0 percent, and high-yield bonds, as measured by the ICE BofA U.S. Cash Pay High-Yield Index, rose 5.8 percent. Although bonds with low-interest rate sensitivity, such as floating rate securities, generally sustained more minor losses in the 2022 fiscal year, the Morningstar LSTA U.S. Leveraged Loan 100 Index, which is comprised of bank loans with coupons tied to a market reference rate such as LIBOR or SOFR, and securitized asset pools, known as collateralized loan obligations (CLO), as measured by the Palmer Square CLO Debt Index, continued their robust performance by increasing 6.2 percent and 8.5 percent, respectively, over the same time period. In the third fiscal quarter, variable bonds continued to rise against a risk-on backdrop supported by expectations for a soft economic landing. A stronger-than-anticipated economy and the anticipated 25-basis point hike from the Federal Reserve towards the end of the fiscal quarter combined to shift Treasury yields modestly higher during the fiscal quarter, although at fiscal quarter end, futures discounted the likelihood of any further hikes from the central bank. In the most recent fiscal quarter, variable rate securities put in another impressive fiscal quarter despite rising interest rates and rising volatility. Although the Federal Reserve kept interest rates unchanged, hawkish rhetoric from Federal Reserve Chairman Jerome Powell, sticky inflation, and a resilient job market prompted a risk-off move in the markets. As a result, the yield on the 10-year US Treasury increased 97 basis points to 4.93 percent, prompting fixed coupon bonds, such as investment -grade corporate bonds, to decline 5.0 percent and high-yield bonds to give back 2.1 percent over the most recent fiscal quarter. Over the same time period, bank loans and CLOs continued to display strength by increasing 2.0 and 2.6 percent, respectively. For the full fiscal year, these floating rate securities were some of the best performing fixed income asset classes as they added 12 percent and 16.9 percent.

Allocation Review

The Fund continued to primarily hold floating rate securities, which was predominately comprised of bank loans and CLOs. In aggregate, the Fund held approximately 90 percent in these two categories, with close to 10 percent allocated to CLOs and 80 percent allocated to bank loans. The Fund’s allocation to CLOs meaningfully contributed to Fund performance over the most recent fiscal quarter as CLO issuance remained subdued, retail outflows slowed, and risk sentiment improved. The Fund also had approximately 10 percent allocated to fixed coupon high-yield corporate bonds, which contributed to Fund performance over the fiscal year. The Fund maintained a higher allocation to single-B, and CCC-rated securities versus the Morningstar LSTA U.S. Leveraged Loan 100 Index. The Fund’s lower exposure to BBB-rated bank loans was the largest underweight versus the benchmark index, as the Fund had less than 1 percent allocated to BBB-rated loans, and the benchmark index had over 9 percent. The Fund’s largest credit quality overweight was in the single-B space, as the Fund had over 72 percent exposure versus 63 percent in the benchmark index. The largest sector overweight were in the consumer services and financial services sectors, while the largest underweights were to the software and services and telecommunications sectors. The Fund did not have any exposure to derivatives during the twelve-month period that meaningfully affected performance.

Holdings Insights

The largest exposure within the Fund was the allocation to variable rate securities, and some of the best-performing positions over the fiscal year were from this allocation. For example, the position in Telesat, LLC Floating Rate, Due 12/06/2026 (BL3219120) (holding weight*: 0.73 percent), a global satellite operator, also contributed to positive Fund performance. The price of this credit increased 30.4 percent over the fiscal year as the loan continued to rebound after being downgraded. Within the exposure to CLOs, the positions in the Apidos CLO XX Floating Rate, Due 07/16/2031(03765MAG5) (holding weight*: 1.21 percent), an arbitrage cash flow CLO that is managed by CVC Credit Partners, LLC, and Atrium IX Floating Rate, Due 05/28/2030 (04964LAJ8) (holding weight*: 1.27 percent), a CLO managed by Credit Suisse Asset Management, positively contributed to Fund performance. Over the fiscal quarter, these positions rose in price by 15.8 percent and 14.6 percent, respectively. The Fund also received positive contributions from the fixed coupon high-yield corporate bond exposures. This includes Strathcona Resources Ltd. 6.875%, Due 08/01/2026 (86304TAA6) (holding weight*: 0.37 percent), a North American oil and gas producer. This credit rose 18.1 percent in reaction to headlines that the company will go public by acquiring a smaller public traded rival in an all-stock deal. The combination will be Canada’s fifth-largest oil producer measured by production and reserves.

Although many of the bank loans within the Fund rose during the period, some of the positions within the asset class meaningfully detracted from Fund performance. This included the Hornblower Sub, LLC Floating Rate, Due 04/27/2025 (BL3489657) (holding weight*: 0.83 percent), a charter yacht, dining cruise, and ferry service company, which saw its price decline 49.8 percent over the fiscal quarter. While the broader cruise industry has begun to recover, the company’s exposure to the river cruise industry has adversely affected profitability for the company. The Sub-Adviser believes that the Hornblower Sub, LLC added too much capacity within this industry and failed to capture market share from the dominant players in this space. Another poor performing variable rate credit within the Fund was Team Health Holdings, Inc. Floating Rate, Due 02/17/2027 (BL3859172) (holding weight*: 0.86 percent), a US physician practice. Over the same period, the price of this loan fell 13.7 percent. In spite of the poor recent performance, the Sub-Adviser remains confident in the position as it believes the company is better positioned than its peers, and the headwinds for the industry are overblown.

Sub-Adviser Outlook

The Sub-Adviser is confident that the outlook for the U.S. economy remains relatively unchanged versus the prior quarter, with its base case for flat- to slightly negative growth in line with broader market forecasts calling for a soft economic landing. Preliminary readings show U.S. GDP grew 4.9 percent on an annualized basis in the third quarter, accelerating from 2.1 percent in the second quarter and reaffirming the strength of the economy despite higher interest rates . The Sub -Adviser believes that fundamentals should remain relatively stable within the loan market amid strong consumer spending and low unemployment. At the same time, investors monitor third quarter earnings trends and guidance from management teams in order to tailor expectations for the rest of 2023 and 2024. Market participants continue to forecast that the default rate within the loan market will approach the long -term average. However, activity will likely be constrained to credits already struggling with over -levered capital structures despite a relatively stable fundamental backdrop. In the near- to medium-term, the Sub-Adviser is confident that technicals should remain supportive as both supply and demand ebb and flow with investor sentiment. A challenging operating environment and elevated borrowing costs may continue to drive performance dispersion and emphasize the importance of credit selection over the coming quarters. With many loans offering yields in excess of 10 percent, however, the Sub-Adviser feels that investors are sufficiently compensated for these risks.

*	Holdings percentage(s) of total investments, cash and unsettled trades excluding collateral for securities loaned as of 10/31/2023.

Dunham Floating Rate Bond Fund
PORTFOLIO REVIEW (Unaudited)
October 31, 2023

The Fund’s performance figures* for each of the periods ended October 31, 2023, compared to its benchmarks:

		Annualized	Annualized
	1 Year Return	5 Year Return	Since Inception (11/1/13)
Class N	11.18%	2.87%	2.79%
Class A with Load 4.50%	6.00%	1.71%	2.07%
Class A without load	11.03%	2.64%	2.54%
Class C	10.35%	2.13%	2.03%
Morningstar LSTA US Leveraged Loan 100 Index (a)	11.95%	4.22%	3.78%
Morningstar Bank Loan Category (b)	10.23%	2.98%	3.05%

*	Total Returns are calculated based on traded NAVs. As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including cost of underlying funds, are 1.05% for Class N, 1.80% for Class C and 1.30% for Class A. Class A shares are subject to a sales load of 4.50% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of Fund shares or Fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

(a)	The Morningstar LSTA US Leveraged Loan 100 Index is designed to measure the performance of the 100 largest facilities in the US leveraged loan market. Underpinned by PitchBook | LCD data, the index brings transparency to the performance, activity, and key characteristics of the most tradeable loans in the market.

(b)	The Morningstar Bank Loan Category is generally representative of mutual funds that primarily invest in floating-rate bank loans instead of bonds. These bank loans generally offer interest payments that typically float above a common short-term benchmark such as the London interbank offered rate (LIBOR), or the Secured Overnight Financing Rate (SOFR).

Comparison of the Change in Value of a $100,000 Investment

Portfolio Composition * (Unaudited)
Term Loans	77.3%
Asset Backed Securities	10.0%
Corporate Bonds	8.8%
Collateral for Securities Loaned	2.3%
Short-Term Investment	1.3%
Common Stock	0.3%
Warrant	0.0%
Right	0.0%
Total	100.0%

*     Based on total value of investments as of October 31, 2023. Does not include derivative holdings.

Percentage may differ from Schedule of Investments which are based on Fund net assets.

Please refer to the Schedule of Investments for a more detailed listing of the Fund’s holdings.

DUNHAM FLOATING RATE BOND FUND
SCHEDULE OF INVESTMENTS
October 31, 2023

Shares		Fair Value
	COMMON STOCKS — 0.3%
	METALS & MINING - 0.3%
23,114	Covia Holdings, LLC(a)	$329,375

	TOTAL COMMON STOCKS (Cost $183,467)	329,375

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	ASSET BACKED SECURITIES — 10.2%
	CLO — 10.2%
1,500,000	Apidos CLO XX Series 2015-20A DR(b),(c)	US0003M + 5.700%	11.3550	07/16/31	1,368,968
1,540,000	Atrium IX Series 9A ER(b),(c)	US0003M + 6.450%	12.1000	05/28/30	1,442,167
2,900,000	Benefit Street Partners CLO II Ltd. Series 2013-IIA DR(b),(c)	SOFR3M + 6.810%	12.2050	07/15/29	2,642,789
2,000,000	Benefit Street Partners CLO III Ltd. Series 2013-IIIA DR(b),(c)	SOFR3M + 6.600%	12.2770	07/20/29	1,911,946
2,000,000	Benefit Street Partners Clo XII Ltd. Series 2017-12A D(b),(c)	SOFR3M + 6.670%	12.0650	10/15/30	1,845,916
1,250,000	Goldentree Loan Management US Clo 2 Ltd. Series 2017-2A E(b),(c)	US0003M + 4.700%	10.3770	11/28/30	1,172,749
1,750,000	THL Credit Wind River 2019-3 Clo Ltd. Series 2019-3A E2R(b),(c)	US0003M + 6.750%	12.4050	04/15/31	1,416,865
					11,801,400
	TOTAL ASSET BACKED SECURITIES (Cost $12,651,873)				11,801,400

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 8.9%
	CABLE & SATELLITE — 0.2%
500,000	CSC Holdings, LLC(b)		5.7500	01/15/30	262,110

	CHEMICALS — 0.3%
500,000	Consolidated Energy Finance S.A.(b)		5.6250	10/15/28	410,453

	COMMERCIAL SUPPORT SERVICES — 0.3%
450,000	Deluxe Corporation(b),(d)		8.0000	06/01/29	356,508

	ELECTRIC UTILITIES — 0.3%
471,000	Calpine Corporation(b),(d)		5.0000	02/01/31	380,499

	ENTERTAINMENT CONTENT — 0.3%
424,000	Paramount Global(c)(d),(e)	H15T5Y + 3.999%	6.3750	03/30/62	312,433

See accompanying notes which are an integral part of these financial statements.

DUNHAM FLOATING RATE BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2023

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 8.9% (Continued)
	FOOD — 0.3%
524,000	HLF Financing Sarl, LLC / Herbalife International,(b)		4.8750	06/01/29	$358,371

	HEALTH CARE FACILITIES & SERVICES — 0.3%
459,000	CHS/Community Health Systems, Inc.(b)(d)		5.6250	03/15/27	373,390

	LEISURE FACILITIES & SERVICES — 0.8%
440,000	Carnival Corporation(b),(d)		10.5000	06/01/30	446,903
502,000	NCL Corporation Ltd.(b),(d)		7.7500	02/15/29	438,535
					885,438
	METALS & MINING — 0.2%
184,000	Mineral Resources Ltd.(b)		9.2500	10/01/28	183,899
36,000	Mineral Resources Ltd.(b)		8.5000	05/01/30	34,659
					218,558
	OIL & GAS PRODUCERS — 2.0%
139,000	Civitas Resources, Inc.(b)		8.6250	11/01/30	141,746
422,000	Genesis Energy, L.P. / Genesis Energy Finance		8.0000	01/15/27	405,630
416,000	Howard Midstream Energy Partners, LLC(b)		6.7500	01/15/27	393,004
424,000	Independence Energy Finance, LLC(b)		7.2500	05/01/26	409,105
494,000	ITT Holdings, LLC(b)		6.5000	08/01/29	413,641
450,000	Strathcona Resources Ltd.(b)		6.8750	08/01/26	415,569
					2,178,695
	REAL ESTATE INVESTMENT TRUSTS — 0.3%
514,000	Service Properties Trust		4.3750	02/15/30	353,316

	REAL ESTATE OWNERS & DEVELOPERS — 0.3%
458,000	Kennedy-Wilson, Inc.(d)		4.7500	03/01/29	345,108

	REAL ESTATE SERVICES — 0.2%
300,000	Cushman & Wakefield US Borrower, LLC(b),(d)		6.7500	05/15/28	273,873

	SOFTWARE — 0.3%
380,000	Helios Software Holdings, Inc. / ION Corporate(b)		4.6250	05/01/28	319,384

See accompanying notes which are an integral part of these financial statements.

DUNHAM FLOATING RATE BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2023

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 8.9% (Continued)
	SPECIALTY FINANCE — 0.8%
505,000	Apollo Commercial Real Estate Finance, Inc.(b),(d)		4.6250	06/15/29	$387,302
236,000	Burford Capital Global Finance, LLC(b)		6.8750	04/15/30	212,678
500,000	Cobra AcquisitionCo, LLC(b)		6.3750	11/01/29	356,875
					956,855
	TECHNOLOGY HARDWARE — 0.3%
520,000	Viasat, Inc.(b)		7.5000	05/30/31	341,016

	TECHNOLOGY SERVICES — 0.3%
475,000	ION Trading Technologies Sarl(b)		5.7500	05/15/28	394,718

	TELECOMMUNICATIONS — 1.0%
500,000	Altice France S.A.(b)		5.5000	10/15/29	343,839
464,000	Sable International Finance Ltd.(b)		5.7500	09/07/27	420,973
550,000	Telesat Canada / Telesat, LLC(b),(d)		4.8750	06/01/27	327,630
					1,092,442
	TRANSPORTATION & LOGISTICS — 0.0%(f)
56,631	Hawaiian Brand Intellectual Property Ltd. (b)		5.7500	01/20/26	41,936

	WHOLESALE - CONSUMER STAPLES — 0.4%
571,000	C&S Group Enterprises, LLC(b)		5.0000	12/15/28	442,308

	TOTAL CORPORATE BONDS (Cost $12,268,948)				10,297,411

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	TERM LOANS(e) — 79.0%
	AEROSPACE & DEFENSE — 1.6%
822,937	Dynasty Acquisition Company, Inc.(c)	TSFR1M + 4.004%	9.3240	08/16/28	814,502
731,923	Spirit AeroSystems, Inc.(c)	TSFR1M + 4.313%	9.6330	11/23/27	730,460
352,687	Standard Aero Ltd.(c)	TSFR1M + 4.004%	9.3240	08/16/28	349,072
					1,894,034

See accompanying notes which are an integral part of these financial statements.

DUNHAM FLOATING RATE BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2023

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	TERM LOANS — 79.0% (Continued)
	ASSET MANAGEMENT — 2.5%
1,177,795	Advisor Group Holdings, Inc.(c)	TSFR1M + 4.504%	9.8240	08/10/28	$1,173,897
679,247	Hightower Holding, LLC(c)	US0001M + 3.946%	9.3800	04/21/28	667,360
1,090,554	Nexus Buyer, LLC(c)	US0001M + 3.750%	9.1740	11/08/26	1,069,719
					2,910,976
	BEVERAGES — 1.2%
1,339,373	Pegasus Bidco BV(c)	TSFR1M + 4.295%	9.6150	05/05/29	1,333,232

	CABLE & SATELLITE — 1.5%
1,185,878	CSC Holdings, LLC(c)	ICE LIBOR USD 3 Month + 5.035%	9.8350	07/17/25	1,110,029
650,000	UPC Financing Partnership(c)	US0001M + 3.000%	8.4490	01/31/29	639,236
					1,749,265
	CHEMICALS — 1.9%
421,377	Chemours Company (The)(c)	TSFR1M + 3.504%	8.8240	08/10/28	410,842
1,391,272	Groupe Solmax, Inc.(c)	TSFR3M + 4.750%	10.1890	07/23/28	1,305,188
521,645	Windsor Holdings III, LLC(c)	TSFR3M + 4.495%	9.8150	06/22/30	520,760
					2,236,790
	COMMERCIAL SUPPORT SERVICES — 4.6%
772,073	Amentum Government Services Holdings, LLC(c)	SOFRRATE + 4.000%	9.3350	02/07/29	757,357
1,176,000	APX Group, Inc.(c)	US0001M + 2.500%	8.9240	07/01/28	1,176,370
264,093	CHG Healthcare Services, Inc.(c)	TSFR1M + 3.825%	9.1450	09/30/28	262,153
984,804	Creative Artists Agency, LLC(c)	TSFR1M + 3.504%	8.8240	11/16/28	982,687
1,121,462	Garda World Security Corporation(c)	US0001M + 4.250%	9.7460	10/30/26	1,119,712
1,175,940	Sotheby’s(c)	US0001M + 4.500%	10.1550	01/15/27	1,141,027
					5,439,306
	CONSTRUCTION MATERIALS — 2.3%
994,242	Foley Products Company, LLC(c)	TSFR3M + 4.750%	10.2900	02/10/29	993,372
879,100	Quikrete Holdings, Inc.(c)	TSFR1M + 2.869%	8.1890	03/18/29	879,698
727,848	US Silica Company(c)	TSFR1M + 4.854%	10.1740	03/17/30	729,147
					2,602,217
	CONSUMER SERVICES — 2.3%
729,447	KUEHG Corporation(c)	TSFR1M + 5.070%	10.3900	05/31/30	730,151
1,171,585	Mckissock Investment Holdings, LLC(c)	SOFRRATE + 5.000%	10.5760	03/04/29	1,145,230

See accompanying notes which are an integral part of these financial statements.

DUNHAM FLOATING RATE BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2023

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	TERM LOANS — 79.0% (Continued)
	CONSUMER SERVICES — 2.3% (Continued)
345,828	Prometric Holdings, Inc.(c)	TSFR1M + 5.375%	10.6950	01/29/28	$342,542
485,858	Spring Education Group, Inc.(c)	TSFR1M + 4.594%	9.9140	09/29/30	480,846
					2,698,769
	CONTAINERS & PACKAGING — 3.1%
1,175,355	Clydesdale Acquisition Holdings, Inc.(c)	TSFR1M + 4.250%	9.5990	03/30/29	1,139,853
1,265,593	LABL, Inc.(c)	US0001M + 5.000%	10.4240	10/22/28	1,195,594
654,786	Patriot Container Corporation(c)	ICE LIBOR USD 3 Month + 3.750%	9.1660	03/16/25	620,616
583,472	Trident TPI Holdings, Inc.(c)	US0001M + 4.000%	9.6520	09/17/28	576,911
					3,532,974
	E-COMMERCE DISCRETIONARY — 0.9%
536,753	CNT Holdings I Corporation(c)	ICE LIBOR USD 1 Month + 3.500%	8.9260	10/16/27	534,784
524,000	CNT Holdings I Corporation(c)	US0001M + 6.741%	12.1760	11/06/28	525,310
					1,060,094
	ELECTRIC UTILITIES — 0.0%(f)
635,000	Texas Competitive Electric Holdings Company, LLC (g)(j)			11/22/49	—

	ELECTRICAL EQUIPMENT — 0.7%
665,035	Icebox Holdco III, Inc.(c)	US0001M + 3.750%	9.4020	12/22/28	653,467
179,825	Icebox Holdco III, Inc.(c)	US0001M + 6.750%	12.4020	12/15/29	162,741
					816,208
	ENGINEERING & CONSTRUCTION — 1.0%
1,176,000	USIC Holdings, Inc.(c)	US0001M + 3.500%	8.9390	05/14/28	1,138,333

	ENTERTAINMENT CONTENT — 1.4%
591,387	NEP Group, Inc.(c)	US0003M + 3.250%	8.6890	10/20/25	537,582
1,111,909	Univision Communications, Inc.(c)	TSFR1M + 4.320%	9.6400	06/10/29	1,111,909
					1,649,491
	HEALTH CARE FACILITIES & SERVICES — 5.0%
1,176,000	Bella Holding Company, LLC(c)	US0001M + 3.750%	9.1740	04/01/28	1,161,664
389,046	Charlotte Buyer, Inc.(c)	TSFR3M + 5.295%	10.6150	02/11/28	385,366
1,174,741	Corgi BidCo, Inc.(c)	TSFR1M + 5.070%	10.3900	09/20/29	1,152,086
1,185,199	Milano Acquisition Corporation(c)	US0001M + 4.000%	9.4900	08/17/27	1,135,817
992,801	Phoenix Newco, Inc.(c)	US0001M + 3.250%	8.6890	08/11/28	982,317

See accompanying notes which are an integral part of these financial statements.

DUNHAM FLOATING RATE BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2023

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	TERM LOANS — 79.0% (Continued)
	HEALTH CARE FACILITIES & SERVICES — 5.0% (Continued)
1,355,726	Team Health Holdings, Inc.(c)	SOFRRATE + 5.250%	10.6330	02/17/27	$979,885
					5,797,135
	INDUSTRIAL INTERMEDIATE PRODUCTS — 0.6%
640,817	Crosby US Acquisition Corporation(c)	TSFR1M + 5.018%	10.3390	06/27/26	638,680

	INSTITUTIONAL FINANCIAL SERVICES — 1.0%
1,171,624	Aretec Group, Inc.(c)	US0003M + 4.250%	9.6740	10/01/25	1,172,796

	INSURANCE — 3.5%
573,195	Alliant Holdings Intermediate, LLC(c)	US0001M + 3.505%	8.9390	11/06/27	571,914
453,588	Asurion, LLC(c)	ICE LIBOR USD 1 Month + 3.250%	8.6890	12/18/26	439,102
658,773	Asurion, LLC(c)	ICE LIBOR USD 1 Month + 3.250%	8.6890	07/28/27	630,775
355,000	Asurion, LLC(c)	US0001M + 5.250%	10.6890	01/29/28	309,738
365,000	Asurion, LLC(c)	US0001M + 5.250%	10.6890	01/14/29	313,281
549,059	BroadStreet Partners, Inc.(c)	TSFR1M + 4.004%	9.3240	01/26/29	548,260
1,224,435	Sedgwick Claims Management Services, Inc.(c)	TSFR1M + 3.754%	9.0740	02/17/28	1,221,661
					4,034,731
	LEISURE FACILITIES & SERVICES — 6.0%
1,317,623	Aimbridge Acquisition Company, Inc.(c)	US0003M + 3.750%	9.1890	02/01/26	1,264,918
560,938	BCPE Grill Parent, Inc.(c)	TSFR1M + 4.839%	10.1600	09/21/30	541,025
635,107	Carnival Corporation(c)	US0001M + 3.250%	8.6890	10/08/28	624,522
834,083	Dave & Buster’s, Inc.(c)	TSFR1M + 3.867%	9.1870	06/29/29	834,170
2,527,967	Hornblower Sub, LLC(c)	US0001M + 4.500%	10.2310	04/27/25	941,668
399,952	Ontario Gaming GTA, L.P.(c)	TSFR1M + 4.320%	9.6400	07/20/30	399,952
861,307	Playa Resorts Holding BV(c)	TSFR1M + 4.264%	9.5840	11/22/28	859,292
1,440,909	Wok Holdings, Inc.(c)	US0003M + 6.250%	11.7830	03/01/26	1,374,016
					6,839,563
	LEISURE PRODUCTS — 0.9%
1,066,523	Varsity Brands Holding Company, Inc.(c)	US0003M + 3.500%	10.4390	12/15/24	1,022,534

	MACHINERY — 1.7%
787,160	Alliance Laundry Systems, LLC(c)	US0001M + 3.500%	8.9320	09/30/27	786,739

See accompanying notes which are an integral part of these financial statements.

DUNHAM FLOATING RATE BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2023

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	TERM LOANS — 79.0% (Continued)
	MACHINERY — 1.7% (Continued)
1,175,065	STS Operating, Inc.(c)	US0003M + 4.250%	9.6740	12/07/24	$1,175,653
					1,962,392
	MEDICAL EQUIPMENT & DEVICES — 0.9%
560,757	Mozart Borrower, L.P.(c)	US0001M + 3.250%	8.6890	09/30/28	557,780
503,123	Sotera Health Holdings, LLC(c)	TSFR1M + 3.768%	9.0890	12/11/26	503,123
					1,060,903
	METALS & MINING — 0.5%
600,166	Arsenal AIC Parent, LLC(c)	TSFR1M + 4.559%	9.8790	07/27/30	599,632

	OIL & GAS PRODUCERS — 3.0%
779,483	EG America, LLC(c)	TSFR1M + 4.094%	9.4140	02/07/28	747,330
329,000	EG America, LLC(c)	TSFR1M + 5.293%	10.6130	02/07/28	318,308
1,163,962	M6 ETX Holdings II Midco, LLC(c)	TSFR1M + 4.604%	9.9240	08/11/29	1,158,765
1,179,057	Medallion Midland Acquisition, L.P.(c)	US0001M + 3.750%	9.4020	10/14/28	1,182,127
					3,406,530
	OIL & GAS SERVICES & EQUIPMENT — 0.0%(f)
1,140	Paragon Offshore Finance Company(c)(g)(j)	ICE LIBOR USD 3 Month + 5.483%	0.0001	07/15/22	—

	PUBLISHING & BROADCASTING — 0.6%
999,678	Sinclair Television Group, Inc.(c)	TSFR1M + 3.750%	9.1740	04/13/29	689,158

	REAL ESTATE INVESTMENT TRUSTS — 1.0%
1,178,819	Claros Mortgage Trust, Inc.(c)	TSFR1M + 4.619%	9.9390	08/09/26	1,122,825

	REAL ESTATE OWNERS & DEVELOPERS — 0.4%
507,355	Greystar Real Estate Partners, LLC(c)	TSFR1M + 3.827%	9.1470	08/07/30	507,355

	REAL ESTATE SERVICES — 0.1%
143,774	Cushman & Wakefield US Borrower, LLC(c)	TSFR1M + 4.004%	9.3240	01/31/30	138,383

	RETAIL - DISCRETIONARY — 3.8%
723,846	Hertz Corporation (The)(c)	US0001M + 3.250%	8.6910	06/14/28	719,039
139,557	Hertz Corporation (The)(c)	US0001M + 3.250%	8.6910	06/14/28	138,631

See accompanying notes which are an integral part of these financial statements.

DUNHAM FLOATING RATE BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2023

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	TERM LOANS — 79.0% (Continued)
	RETAIL - DISCRETIONARY — 3.8% (Continued)
1,047,798	JP Intermediate B, LLC(c)	TSFR1M + 5.500%	11.1450	11/20/27	$377,207
1,269,351	LBM Acquisition, LLC(c)	US0001M + 3.750%	9.1740	12/18/27	1,210,644
1,015,186	Park River Holdings, Inc.(c)	ICE LIBOR USD 1 Month + 3.424%	8.9070	01/22/28	962,350
511,418	Petco Health & Wellness Company, Inc.(c)	US0001M + 3.250%	8.9020	02/25/28	500,906
508,300	PetSmart, Inc.(c)	US0003M + 3.750%	9.1740	01/29/28	502,953
					4,411,730
	SOFTWARE — 12.1%
703,027	Applied Systems, Inc.(c)	US0003M + 2.000%	9.8900	09/19/24	705,488
1,130,693	athenahealth, Inc.(c)	SOFRRATE + 3.500%	8.5770	01/27/29	1,098,390
1,176,276	Barracuda Networks, Inc.(c)	TSFR1M + 4.563%	9.8830	08/15/29	1,124,520
1,149,433	Central Parent, Inc.(c)	TSFR1M + 4.086%	9.4060	07/06/29	1,144,404
1,796,459	Condor Merger Sub, Inc.(c)	SOFRRATE + 4.000%	9.1650	02/03/29	1,722,776
587,817	Dcert Buyer, Inc.(c)	US0003M + 4.000%	9.3240	08/08/26	578,265
600,000	Dcert Buyer, Inc.(c)	US0001M + 7.000%	12.3240	02/16/29	541,002
1,177,619	Epicor Software Corporation(c)	US0001M + 3.250%	8.6890	07/31/27	1,172,897
769,733	Greeneden US Holdings II, LLC(c)	ICE LIBOR USD 1 Month + 4.000%	9.4390	10/08/27	769,999
211,661	Helios Software Holdings, Inc.(c)	US0001M + 3.750%	9.2900	03/11/28	207,461
1,169,175	Proofpoint, Inc.(c)	US0001M + 3.250%	8.6890	06/10/28	1,151,392
802,941	Rackspace Technology Global, Inc.(c)	US0001M + 2.772%	8.2060	02/09/28	359,682
1,078,614	RealPage, Inc.(c)	US0001M + 3.250%	8.4390	02/18/28	1,055,974
773,257	Sophia, L.P.(c)	US0001M + 3.750%	8.9240	09/23/27	764,558
264,989	Sophia, L.P.(c)	SOFRRATE + 4.250%	9.5740	10/07/27	262,920
1,175,510	Ultimate Software Group, Inc. (The)(c)	ICE LIBOR USD 3 Month + 3.750%	9.2330	04/08/26	1,174,605
					13,834,333
	SPECIALTY FINANCE — 1.2%
617,859	Apollo Commercial Real Estate Finance, Inc.(c)	US0001M + 3.500%	8.9390	03/11/28	588,511
832,936	Fly Funding II Sarl(c)	US0003M + 2.080%	7.3800	08/09/25	794,413
					1,382,924
	TECHNOLOGY HARDWARE — 1.9%
1,175,321	VeriFone Systems, Inc.(c)	ICE LIBOR USD 3 Month + 4.000%	9.6530	08/20/25	1,096,816

See accompanying notes which are an integral part of these financial statements.

DUNHAM FLOATING RATE BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2023

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	TERM LOANS — 79.0% (Continued)
	TECHNOLOGY HARDWARE — 1.9% (Continued)
1,204,812	Viasat, Inc.(c)	SOFRRATE + 4.500%	9.8240	02/24/29	$1,118,409
					2,215,225
	TECHNOLOGY SERVICES — 4.0%
175,950	ION Trading Finance Ltd.(c)	US0001M + 4.750%	10.2400	03/26/28	170,708
463,315	MoneyGram International, Inc.(c)	TSFR1M + 5.590%	10.9100	06/01/30	435,690
1,206,405	MPH Acquisition Holdings, LLC(c)	US0001M + 4.250%	9.9160	08/17/28	1,122,541
1,172,703	Peraton Corporation(c)	US0001M + 3.750%	9.1740	02/24/28	1,152,732
1,160,202	Sitel Worldwide Corporation(c)	US0001M + 3.750%	9.1890	07/29/28	1,122,495
582,631	Verscend Holding Corporation(c)	US0001M + 4.000%	9.4390	08/27/25	583,056
					4,587,222
	TELECOMMUNICATIONS — 2.2%
838,341	Altice France S.A.(c)	ICE LIBOR USD 3 Month + 3.688%	10.8940	01/09/26	746,647
885,344	CCI Buyer, Inc.(c)	US0001M + 4.000%	9.3900	12/12/27	867,823
1,201,429	Telesat, LLC(c)	US0001M + 2.750%	8.4340	12/06/26	828,085
					2,442,555
	TRANSPORTATION & LOGISTICS — 3.6%
965,310	Air Canada(c)	US0001M + 3.500%	9.1280	07/27/28	965,552
1,175,528	Kenan Advantage Group, Inc. (The)(c)	US0001M + 3.750%	9.4770	03/24/26	1,173,794
547,094	United Airlines, Inc.(c)	US0001M + 3.750%	9.1890	04/14/28	546,752
1,463,061	WestJet Airlines Ltd.(c)	US0003M + 3.124%	8.4240	10/08/26	1,416,125
					4,102,223
	TOTAL TERM LOANS (Cost $94,979,605)				91,030,518

Shares		Expiration Date	Exercise Price	Fair Value
	RIGHT — 0.0%(a)(f)
	NON-LISTED RIGHT - 0.0% (f)
10,588	TRA Rights	11/22/2024	—	13,621

	TOTAL RIGHT (Cost $17,470)			13,621

See accompanying notes which are an integral part of these financial statements.

DUNHAM FLOATING RATE BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2023

Shares		Expiration Date	Exercise Price	Fair Value
	WARRANT — 0.0%(a)(f)
	PUBLISHING & BROADCASTING - 0.0% (f)
14,905	iHeartMedia, Inc.	05/02/2039	$0.00	$42,852

	TOTAL WARRANT (Cost $287,609)			42,852

Shares		Fair Value
	SHORT-TERM INVESTMENTS — 3.6%
	MONEY MARKET FUND – 1.3%
1,517,399	Fidelity Investments Money Market Government Portfolio, CLASS I, 5.23%(h)	1,517,399

	COLLATERAL FOR SECURITIES LOANED – 2.3%
2,684,195	Mount Vernon Liquid Assets Portfolio, LLC, 5.49%(h), (i)	2,684,195
	TOTAL SHORT-TERM INVESTMENTS (Cost $4,201,594)	4,201,594

	TOTAL INVESTMENTS - 102.0% (Cost $124,590,566)	$117,716,771
	LIABILITIES IN EXCESS OF OTHER ASSETS - (2.0)%	(2,379,237)
	NET ASSETS - 100.0%	$115,337,534

CLO	- Collateralized loan obligations

LLC	- Limited Liability Company

LP	- Limited Partnership

LTD	- Limited Company

REIT	- Real Estate Investment Trust

S/A	- Société Anonyme

H15T5Y	US Treasury Yield Curve Rate T Note Constant Maturity 5 Year

SOFRRATE	United States SOFR Secured Overnight Financing Rate

TSFR1M	One Month Term Secured Overnight Financing Rate

TSFR3M	Three Month Term Secured Overnight Financing Rate

US0001M	ICE LIBOR USD 1 Month

US0003M	ICE LIBOR USD 3 Month

(a)	Non-income producing security.

(b)	Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of October 31, 2023 the total market value of 144A securities is 20,682,324 or 17.9% of net assets.

(c)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.

(d)	All or a portion of these securities are on loan. Total loaned securities had a value of $2,639,999 at October 31, 2023.

(e)	Variable rate security; the rate shown represents the rate on October 31, 2023.

(f)	Percentage rounds to less than 0.1%.

(g)	Represents issuer in default on interest payments; non-income producing security.

(h)	Rate disclosed is the seven day effective yield as of October 31, 2023.

(i)	The Trust’s securities lending policies and procedures require that the borrower: (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. From time to time the collateral may not be 102% due to end of day market movement. The next business day additional collateral is obtained/received from the borrower to replenish/reestablish 102%.

(j)	Level 3 securities fair value under procedures established by the Board of Trustees, represents 0.00% of net assets. The total values of these securities is $0.

See accompanying notes which are an integral part of these financial statements.

Dunham High-Yield Bond Fund (Unaudited)
Message from the Sub-Adviser (PineBridge Investments, LLC)

Asset Class Recap

High-yield bonds, as measured by the Bloomberg U.S. High-Yield Ba/B 2% Issuer Cap Index, rallied to begin the first half of the fiscal year thanks to constructive data on inflation, China’s reopening from its strict covid-zero policy, and warmer weather leading to a rising growth outlook in Europe. However, robust economic data and hotter-than-expected inflation readings later in the period pushed out expectations for a Fed pause or cut. This remained the market narrative through the end of the second fiscal quarter when turmoil in the US regional and European banking sectors led to an increase in volatility in both Treasury rates and risk asset classes. In the previous fiscal quarter, higher quality and longer duration asset classes generally underperformed as Treasury rates moved higher across all maturities on the curve. However, below investment grade and higher spread asset classes produced positive total returns as the benefit of tightening spreads more than offset the detracting impact of higher Treasury rates. In addition, while the Fed raised rates an expected 25 basis points at their July meeting, Chairman Powell adopted what seemed to be a more dovish tone regarding future policy. Following a strong June and July, high-yield bonds generated more modest but positive total returns alongside light supply, better-than-expected earnings and economic data, and moderating inflation. This picture began to reverse in September as high-yield bond prices declined during the month amid a backdrop of modestly wider spreads, sharply higher Treasury rates, and the highest volume of monthly issuance since January 2022. As anticipated, the Fed kept interest rates unchanged at its meeting in September. However, dot-plot projections pointed to interest rates that are expected to stay above 5 percent through the end of next year, a more hawkish projection relative to June’s prediction and a hawkish stance comparable to June’s results. High-yield bond prices declined further to close the most recent fiscal quarter amid a backdrop of sharply higher US Treasury rates and growing concerns that the ongoing Israel-Hamas war could spill over and engulf the Middle East. Over the fiscal year ended October 31, 2023, high-yield bonds added 6.0 percent.

Allocation Review

Over the fiscal year, robust security selection meaningfully outweighed the slight detraction from sector allocation. From a sector allocation standpoint, an underweight allocation to the communications sector and overweight allocation to the energy sector contributed to positive Fund performance. Meanwhile, an underweight allocation to the consumer cyclical sector and an overweight allocation to the REIT sector detracted from positive Fund performance. From a security selection standpoint, security selection in the energy, consumer cyclical, and capital goods sectors contributed to Fund performance, offsetting the decline from the finance companies and basic industry sectors. The Fund continued to have an approximate 8 percent allocation to CCC-rated bonds, contributing to relative performance as the ICE BofA CCC and Lower U.S. Cash Pay High-Yield Index increased 8.5 percent. Additionally, the Fund’s nearly 16 percent relative underweight to BB-rated bonds generally aided relative performance, as the ICE BofA BB U.S. Cash Pay High-Yield Index increased 4.8 percent during the fiscal year.

Holdings Insights

One of the most significant contributors to positive Fund performance was the exposure to credits from the consumer cyclical sector, thanks to robust consumer spending helping to bolster earnings within the sector. This included the global cruise operators Carnival Corporation 10.5%, Due 06/01/2030 (143658BS0) (holding weight*: 0.41 percent), and Royal Caribbean Cruises Ltd. 4.25%, Due 07/01/2026 (780153BH4) (holding weight*: 0.48 percent) as both companies reported impressive earnings amid an international travel boom and strong summer demand. Carnival Corporation provided higher earnings and revenue in the third quarter as a result of strong demand in North America and Europe. The company reported net income of $1.07 billion, turning positive for the first time since guest cruises resumed after the pandemic. Over the final fiscal quarter, this credit gave back just 1.7 percent, contributing to the Fund’s relative performance, and surged 44.5 percent over the full fiscal year. Royal Caribbean also impressed as its third quarter earnings report handily beat expectations while corporate executives raised its forecast for annual profit, pointing toward accelerating demand to close 2023 and 2024. This credit increased 21.6 percent over the full fiscal year and was flat over the most recent fiscal quarter. Another credit that positively contributed to Fund performance was GrubHub Holdings, Inc. 5.5%, Due 07/01/2027 (40010PAA6) (holding weight*: 0.56 percent), an online and mobile prepared food ordering and delivery platform. This credit rose 6 percent over the most recent fiscal quarter and 19.4 percent over the fiscal year amid favorable developments in its class action lawsuit.

One of the largest detractors from positive Fund performance over the most recent fiscal quarter and fiscal year was HawaiianMiles Loyalty Ltd. 5.75%, Due 01/20/2026 (41984LAA5) (holding weight*: 0.46 percent). Hawaiian Holdings, the parent of Hawaiian Airlines, expressed confidence that the company was on pace to surpass revenue expectations, but the tragic wildfires that destroyed portions of West Maui reversed the positive trend. After these fires in August, the state of Hawaii discouraged all non-essential travel to West Maui. Also weighing on the credit over the period was reduced forecasts for available seat miles due to engine issues on some of their planes. Since being added to the Fund, this credit declined 19.1 percent. Another credit that detracted from Fund performance was Paramount Global 6.375% Until 03/30/27 Due 03/30/2062 (92556HAE7) (holding weight*: 0.39 percent), a mass media company that creates and distributes content across a variety of platforms. This credit suffered as the Writers Guild of America and the Screen Actors Guild went on strike, delaying content production. This credit declined 6.3 percent over the fiscal year and 9 percent over the most recent fiscal quarter.

Sub-Adviser Outlook

The Sub-Adviser believes the current market environment has created an attractive point for high-yield investors, especially in the higher-quality portion of the market. Positions with low prices, high yield, and limited duration positions present an attractive total return potential, particularly on a risk-adjusted basis. And most importantly, obtaining exposure does not require compromising on credit quality. With inflation and interest rates looking set to remain higher for longer, some deterioration in credit metrics appears unavoidable. The Sub-Adviser also believes that the high-yield bond market is starting from a point of solid corporate fundamentals. Issuers are benefiting from the extremely low fixed interest rates currently in their capital structures. Still, debt service will start to consume more cash flow as those positions are refinanced at market rates over the coming years. While the Sub-Adviser expects stress in the high-yield market to be muted overall, it will be most acute in the lower-rated portion of the market. Given this scenario, the Sub-Adviser prefers a slightly defensive, lower-risk stance in the context of a well-diversified portfolio. While it believes defaults will be lower than in past recessionary cycles, they will likely occur, as always, among the lower-rated issuers. The Sub-Adviser advocates a selective approach to credits rated CCC and lower.

*	Holdings percentage(s) of total investments, cash and unsettled trades excluding collateral for securities loaned as of 10/31/2023.

Dunham High-Yield Bond Fund
PORTFOLIO REVIEW (Unaudited)
October 31, 2023

The Fund’s performance figures* for each of the periods ended October 31, 2023, compared to its benchmarks:

		Annualized	Annualized
	1 Year Return	5 Year Return	10 Year Return
Class N	8.39%	3.54%	3.23%
Class A with Load 4.50%	3.14%	2.36%	2.50%
Class A without load	8.02%	3.30%	2.97%
Class C	7.49%	2.76%	2.48%
Bloomberg U.S. High-Yield Ba/B 2% Issuer Cap Index (a)	5.95%	3.38%	3.81%
Morningstar High-Yield Bond Category (b)	5.61%	2.27%	2.81%

*	Total Returns are calculated based on traded NAVs. As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including the cost of underlying funds, are 1.19% for Class N, 1.94% for Class C and 1.44% for Class A. Class A shares are subject to a sales load of 4.50% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of Fund shares or Fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

(a)	Bloomberg U.S. High-Yield Ba/B 2% Issuer Cap Index is an issuer-constrained version of the flagship US Corporate High Yield Index, which measures the USD-denominated, high yield, fixed-rate corporate bond market. Investors cannot invest directly in an index or benchmark.

(b)	The Morningstar High-Yield Bond Category is generally representative of mutual funds that primarily invest in U.S. high-income debt securities where at least 65% or more of bond assets are not rated or are rated by a major agency such as Standard & Poor’s or Moody’s at the level of BB (considered speculative for taxable bonds) and below.

Comparison of the Change in Value of a $100,000 Investment

Portfolio Composition * (Unaudited)
Collateral for Securities Loaned	22.1%
B2	17.2%
B1	14.3%
BA3	13.8%
BA2	9.6%
B3	8.8%
Other/Not Rated	4.5%
CAA1	4.3%
BA1	2.8%
Caa2	1.7%
BAA3	0.8%
BAA2	0.1%
100.0%

*     Based on total value of investments as of October 31, 2023. Does not include derivative holdings.

Percentage may differ from Schedule of Investments which are based on Fund net assets.

Please refer to the Schedule of Investments for a more detailed listing of the Fund’s holdings.

DUNHAM HIGH YIELD BOND FUND
SCHEDULE OF INVESTMENTS
October 31, 2023

Shares		Fair Value
	COMMON STOCKS — 2.7%
	OIL & GAS SERVICES & EQUIPMENT - 2.7%
50	Hi-Crush(a), (g)	$3,189,000

	TOTAL COMMON STOCKS (Cost $1,196,933)	3,189,000

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 94.9%
	AEROSPACE & DEFENSE — 0.4%
493,000	Rolls-Royce plc(b)		5.7500	10/15/27	467,795

	ASSET MANAGEMENT — 1.0%
415,000	AG Issuer, LLC(b)		6.2500	03/01/28	382,762
683,000	NFP Corporation(b)		4.8750	08/15/28	598,601
210,000	NFP Corporation(b)		8.5000	10/01/31	206,674
					1,188,037
	AUTOMOTIVE — 1.9%
185,000	Ford Motor Company(c)		3.2500	02/12/32	139,667
404,000	Ford Motor Company(c)		4.7500	01/15/43	280,823
461,000	Ford Motor Credit Co LLC(c)		4.0000	11/13/30	379,880
440,000	Ford Motor Credit Company, LLC(c)		4.9500	05/28/27	413,141
953,000	Ford Motor Credit Company, LLC(c)		7.3500	11/04/27	965,376
					2,178,887
	BIOTECH & PHARMA — 1.1%
200,000	Organon Finance 1, LLC(b)		4.1250	04/30/28	172,933
589,000	Organon Finance 1, LLC(b),(c)		5.1250	04/30/31	461,400
200,000	Teva Pharmaceutical Finance Netherlands III BV		5.1250	05/09/29	174,758
425,000	Teva Pharmaceutical Finance Netherlands III BV(c)		7.8750	09/15/29	419,613
					1,228,704
	CABLE & SATELLITE — 5.5%
1,090,000	Altice Financing S.A.(b),(c)		5.0000	01/15/28	887,495
200,000	Altice Financing S.A.(b)		5.7500	08/15/29	154,875
555,000	Block Communications, Inc.(b)		4.8750	03/01/28	452,995
765,000	Cable One, Inc.(c)(b)		4.0000	11/15/30	570,403
378,000	CCO Holdings, LLC / CCO Holdings Capital(b)		5.0000	02/01/28	338,726
825,000	CCO Holdings, LLC / CCO Holdings Capital(b)		5.3750	06/01/29	722,528

See accompanying notes which are an integral part of these financial statements.

DUNHAM HIGH YIELD BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2023

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 94.9% (Continued)
	CABLE & SATELLITE — 5.5% (Continued)
1,180,000	CCO Holdings, LLC / CCO Holdings Capital(b)		6.3750	09/01/29	$1,081,049
775,000	CSC Holdings, LLC(b)		5.7500	01/15/30	406,270
1,045,000	CSC Holdings, LLC(b),(c)		4.6250	12/01/30	530,994
1,290,000	Sirius XM Radio, Inc.(b),(c)		4.0000	07/15/28	1,096,966
435,000	UPC Broadband Finco BV(b)		4.8750	07/15/31	345,790
					6,588,091
	CHEMICALS — 2.4%
854,000	Consolidated Energy Finance S.A.(b)		5.6250	10/15/28	701,053
435,000	Methanex Corporation(c)		5.1250	10/15/27	397,219
531,000	Minerals Technologies, Inc.(b)		5.0000	07/01/28	464,856
525,000	Olympus Water US Holding Corporation(b)		9.7500	11/15/28	512,594
596,000	Trinseo Materials Operating SCA / Trinseo(b)		5.1250	04/01/29	251,144
463,000	Windsor Holdings III, LLC(b)		8.5000	06/15/30	451,294
					2,778,160
	COMMERCIAL SUPPORT SERVICES — 4.5%
685,000	Allied Universal Holdco, LLC / Allied Universal(b)		4.6250	06/01/28	561,105
312,000	Covanta Holding Corporation		5.0000	09/01/30	241,731
255,000	Covert Mergeco, Inc.(b)		4.8750	12/01/29	199,293
630,000	Deluxe Corporation(b),(c)		8.0000	06/01/29	499,111
505,000	Garda World Security Corporation(b)		9.5000	11/01/27	459,374
222,000	Garda World Security Corporation(b)		6.0000	06/01/29	169,479
980,000	Harsco Corporation(b),(c)		5.7500	07/31/27	829,407
380,000	Korn Ferry(b),(c)		4.6250	12/15/27	346,033
515,000	Prime Security Services Borrower, LLC / Prime(b)		5.7500	04/15/26	500,886
770,000	Sotheby’s(b)		7.3750	10/15/27	688,561
350,000	Sotheby’s/Bidfair Holdings, Inc.(b)		5.8750	06/01/29	279,482
580,000	TriNet Group, Inc.(b)		3.5000	03/01/29	479,483
					5,253,945
	CONSTRUCTION MATERIALS — 0.7%
328,000	Standard Industries, Inc.(b)		4.7500	01/15/28	294,079
724,000	Standard Industries, Inc.(b),(c)		3.3750	01/15/31	548,845
					842,924
	CONSUMER SERVICES — 1.2%
890,000	PROG Holdings, Inc.(b)		6.0000	11/15/29	755,325

See accompanying notes which are an integral part of these financial statements.

DUNHAM HIGH YIELD BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2023

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 94.9% (Continued)
	CONSUMER SERVICES — 1.2% (Continued)
801,000	Rent-A-Center, Inc.(b),(c)		6.3750	02/15/29	$689,685
					1,445,010
	CONTAINERS & PACKAGING — 2.9%
764,000	Ardagh Metal Packaging Finance USA, LLC / Ardagh(b),(c)		3.2500	09/01/28	623,078
139,000	Ball Corporation		5.2500	07/01/25	136,997
199,000	Ball Corporation		2.8750	08/15/30	155,461
600,000	Clydesdale Acquisition Holdings, Inc.(b),(c)		6.6250	04/15/29	545,723
479,000	Crown Americas, LLC(c)		5.2500	04/01/30	433,136
507,000	LABL, Inc.(b),(c)		5.8750	11/01/28	430,214
329,000	LABL, Inc.(b)		9.5000	11/01/28	318,484
382,000	Mauser Packaging Solutions Holding Company(b)		7.8750	08/15/26	359,292
465,000	Silgan Holdings, Inc.		4.1250	02/01/28	411,146
					3,413,531
	ELECTRIC UTILITIES — 3.0%
703,000	Calpine Corporation(b)		5.0000	02/01/31	567,921
332,000	Calpine Corporation(b)		3.7500	03/01/31	264,893
670,000	Clearway Energy Operating, LLC(b)		3.7500	01/15/32	508,096
365,000	NextEra Energy Operating Partners, L.P.(b),(c)		4.5000	09/15/27	327,164
510,000	NRG Energy Inc(b)		3.6250	02/15/31	385,314
555,000	NRG Energy, Inc.(b)		5.2500	06/15/29	490,108
685,000	Vistra Operations Company, LLC(b)		5.0000	07/31/27	627,212
360,000	Vistra Operations Company, LLC(b)		7.7500	10/15/31	348,682
					3,519,390
	ENGINEERING & CONSTRUCTION — 0.4%
557,000	VM Consolidated, Inc.(b)		5.5000	04/15/29	493,800

	ENTERTAINMENT CONTENT — 1.8%
600,000	Banijay Entertainment S.A.SU(b)		8.1250	05/01/29	589,827
604,000	Paramount Global(c),(d)	H15T5Y + 3.999%	6.3750	03/30/62	445,069
735,000	Univision Communications, Inc.(b)		6.6250	06/01/27	670,287
421,000	Univision Communications, Inc.(b),(c)		7.3750	06/30/30	371,080
					2,076,263
	FOOD — 1.7%
208,000	Herbalife Nutrition Ltd. / HLF Financing, Inc.(b)		7.8750	09/01/25	195,934

See accompanying notes which are an integral part of these financial statements.

DUNHAM HIGH YIELD BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2023

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 94.9% (Continued)
	FOOD — 1.7% (Continued)
925,000	HLF Financing Sarl, LLC / Herbalife International,(b)		4.8750	06/01/29	$632,620
209,000	Land O’Lakes Capital Trust I(b)		7.4500	03/15/28	193,325
656,000	Post Holdings, Inc.(b),(c)		4.5000	09/15/31	531,597
686,000	Simmons Foods, Inc./Simmons Prepared Foods,(b)		4.6250	03/01/29	558,074
					2,111,550
	FORESTRY, PAPER & WOOD PRODUCTS — 0.4%
686,000	Glatfelter Corporation(b)		4.7500	11/15/29	451,474

	GAS & WATER UTILITIES — 0.7%
615,000	Ferrellgas Escrow, LLC / FG Operating Finance(b),(c)		5.3750	04/01/26	576,248
270,000	Ferrellgas Escrow, LLC / FG Operating Finance(b)		5.8750	04/01/29	238,616
					814,864
	HEALTH CARE FACILITIES & SERVICES — 3.2%
1,567,000	CHS/Community Health Systems, Inc.(b),(c)		5.6250	03/15/27	1,274,733
983,000	DaVita, Inc.(b)		4.6250	06/01/30	768,796
638,000	Legacy LifePoint Health, LLC(b),(c)		4.3750	02/15/27	528,156
575,000	Molina Healthcare Inc 3.875% 11/15/2030(b)		3.8750	11/15/30	469,694
695,000	Select Medical Corporation(b),(c)		6.2500	08/15/26	676,727
					3,718,106
	HOME CONSTRUCTION — 0.7%
361,000	Mattamy Group Corporation(b),(c)		5.2500	12/15/27	324,857
210,000	Mattamy Group Corporation(b)		4.6250	03/01/30	171,704
380,000	PGT Innovations, Inc.(b),(c)		4.3750	10/01/29	355,110
					851,671
	HOUSEHOLD PRODUCTS — 0.8%
456,000	Coty, Inc.(b),(c)		5.0000	04/15/26	436,134
600,000	Edgewell Personal Care Company(b),(c)		4.1250	04/01/29	503,806
					939,940
	INSTITUTIONAL FINANCIAL SERVICES — 0.9%
820,000	Aretec Escrow Issuer, Inc.(b)		7.5000	04/01/29	696,533
384,000	LPL Holdings, Inc.(b)		4.0000	03/15/29	330,666
					1,027,199
	INSURANCE — 1.2%
719,000	Jones Deslauriers Insurance Management, Inc.(b)		8.5000	03/15/30	707,094

See accompanying notes which are an integral part of these financial statements.

DUNHAM HIGH YIELD BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2023

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 94.9% (Continued)
	INSURANCE — 1.2% (Continued)
345,000	NMI Holdings, Inc.(b)		7.3750	06/01/25	$345,948
450,000	Ryan Specialty Group, LLC(b)		4.3750	02/01/30	385,927
					1,438,969
	INTERNET MEDIA & SERVICES — 0.6%
879,000	GrubHub Holdings, Inc.(b)		5.5000	07/01/27	647,397

	LEISURE FACILITIES & SERVICES — 7.9%
506,000	Brinker International, Inc.(b)		5.0000	10/01/24	494,334
643,000	Caesars Entertainment, Inc.(b)		6.2500	07/01/25	634,090
1,297,000	Carnival Corporation(b),(c)		5.7500	03/01/27	1,161,384
322,000	Carnival Corporation(b)		6.0000	05/01/29	272,330
470,000	Carnival Corporation(b),(c)		10.5000	06/01/30	477,374
715,000	CEC Entertainment Company, LLC(b)		6.7500	05/01/26	668,423
295,000	Dave & Buster’s, Inc. B(b)		7.6250	11/01/25	293,227
188,000	Hilton Grand Vacations Borrower Escrow, LLC /(b)		5.0000	06/01/29	157,626
555,000	Hilton Grand Vacations Borrower Escrow, LLC /(b),(c)		4.8750	07/01/31	440,280
338,000	Melco Resorts Finance Ltd.(b),(c)		5.7500	07/21/28	287,174
729,000	Melco Resorts Finance Ltd.(b),(c)		5.3750	12/04/29	580,462
710,000	NCL Corporation Ltd.(b)		3.6250	12/15/24	672,188
187,000	NCL Corporation Ltd.(b)		5.8750	03/15/26	167,999
243,000	NCL Corporation Ltd.(b),(c)		7.7500	02/15/29	212,279
415,000	Ontario Gaming GTA, L.P.(b),(c)		8.0000	08/01/30	406,118
603,000	Royal Caribbean Cruises Ltd.(b)		4.2500	07/01/26	555,174
126,000	Royal Caribbean Cruises Ltd.(b),(c)		5.5000	04/01/28	115,026
200,000	Sands China Ltd.		4.8750	06/18/30	168,013
445,000	SeaWorld Parks & Entertainment, Inc.(b)		8.7500	05/01/25	451,446
610,000	SeaWorld Parks & Entertainment, Inc.(b),(c)		5.2500	08/15/29	530,047
424,000	Wyndham Destinations, Inc.		6.0000	04/01/27	396,014
					9,141,008
	MEDICAL EQUIPMENT & DEVICES — 0.7%
482,000	Mozart Debt Merger Sub, Inc.(b)		3.8750	04/01/29	407,972
505,000	Mozart Debt Merger Sub, Inc.(b),(c)		5.2500	10/01/29	430,894
					838,866

See accompanying notes which are an integral part of these financial statements.

DUNHAM HIGH YIELD BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2023

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 94.9% (Continued)
	METALS & MINING — 2.1%
697,000	FMG Resources August 2006 Pty Ltd.(b),(c)		4.5000	09/15/27	$628,400
555,000	Hudbay Minerals, Inc.(b),(c)		6.1250	04/01/29	497,281
305,000	Mineral Resources Ltd.(b)		8.1250	05/01/27	295,771
219,000	Mineral Resources Ltd.(b)		9.2500	10/01/28	218,880
559,000	Mineral Resources Ltd.(b)		8.5000	05/01/30	538,183
255,000	Warrior Met Coal, Inc.(b)		7.8750	12/01/28	249,062
					2,427,577
	OIL & GAS PRODUCERS — 14.1%
576,000	Antero Midstream Partners, L.P. / Antero Midstream(b)		5.7500	01/15/28	540,794
340,000	Antero Resources Corporation(b),(c)		5.3750	03/01/30	310,575
148,000	Apache Corporation		4.3750	10/15/28	132,367
652,000	Apache Corporation		4.7500	04/15/43	458,821
262,000	Buckeye Partners, L.P.(b)		4.5000	03/01/28	228,228
235,000	Civitas Resources, Inc.(b)		5.0000	10/15/26	220,119
195,000	Civitas Resources, Inc.(b)		8.3750	07/01/28	196,385
162,000	Civitas Resources, Inc.(b)		8.6250	11/01/30	165,200
445,000	Civitas Resources, Inc.(b)		8.7500	07/01/31	449,898
61,000	Comstock Resources, Inc.(b)		6.7500	03/01/29	55,573
470,000	Comstock Resources, Inc.(b),(c)		5.8750	01/15/30	402,391
84,000	Crescent Energy Finance, LLC(b)		9.2500	02/15/28	84,682
498,000	Earthstone Energy Holdings, LLC(b)		8.0000	04/15/27	505,667
446,000	Earthstone Energy Holdings, LLC(b),(c)		9.8750	07/15/31	480,794
775,000	eG Global Finance plc(b)		6.7500	02/07/25	767,889
45,000	EQM Midstream Partners, L.P.(b)		7.5000	06/01/27	44,617
80,000	EQM Midstream Partners, L.P.		5.5000	07/15/28	74,276
222,000	EQM Midstream Partners, L.P.(b)		7.5000	06/01/30	217,821
54,000	Genesis Energy, L.P. / Genesis Energy Finance		6.2500	05/15/26	51,497
507,000	Genesis Energy, L.P. / Genesis Energy Finance		8.0000	01/15/27	487,333
674,000	Genesis Energy, L.P. / Genesis Energy Finance		8.8750	04/15/30	652,216
902,000	Harvest Midstream I, L.P.(b)		7.5000	09/01/28	857,295
659,000	Hilcorp Energy I, L.P. / Hilcorp Finance Company(b)		5.7500	02/01/29	590,723
279,000	Hilcorp Energy I, L.P. / Hilcorp Finance Company(b),(c)		6.0000	02/01/31	243,928
630,000	Holly Energy Partners, L.P. / Holly Energy Finance(b)		5.0000	02/01/28	583,815
904,000	Howard Midstream Energy Partners, LLC(b)		6.7500	01/15/27	854,028

See accompanying notes which are an integral part of these financial statements.

DUNHAM HIGH YIELD BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2023

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 94.9% (Continued)
	OIL & GAS PRODUCERS — 14.1% (Continued)
282,000	Howard Midstream Energy Partners, LLC(b)		8.8750	07/15/28	$283,678
769,000	Independence Energy Finance, LLC(b)		7.2500	05/01/26	741,986
1,035,000	ITT Holdings, LLC(b)		6.5000	08/01/29	866,636
219,000	Laredo Petroleum, Inc.		10.1250	01/15/28	219,762
610,000	Murphy Oil USA, Inc.(c)		4.7500	09/15/29	540,776
650,000	NGL Energy Operating, LLC / NGL Energy Finance(b)		7.5000	02/01/26	634,672
425,000	NGL Energy Partners, L.P. / NGL Energy Finance(c)		6.1250	03/01/25	415,375
152,000	NuStar Logistics, L.P.		5.7500	10/01/25	146,820
379,000	NuStar Logistics, L.P.(c)		6.3750	10/01/30	350,960
372,000	Rockcliff Energy II, LLC(b)		5.5000	10/15/29	336,219
335,000	Southwestern Energy Company(c)		5.3750	03/15/30	307,695
865,000	Strathcona Resources Ltd.(b)		6.8750	08/01/26	798,815
831,000	Venture Global Calcasieu Pass, LLC(b)		3.8750	08/15/29	692,307
317,000	Vital Energy, Inc.		9.7500	10/15/30	310,915
					16,303,548
	OIL & GAS SERVICES & EQUIPMENT — 1.6%
491,000	Archrock Partners, L.P. / Archrock Partners(b)		6.8750	04/01/27	472,587
434,000	Nabors Industries, Inc.(b)		7.3750	05/15/27	403,853
413,000	USA Compression Partners, L.P. / USA Compression		6.8750	04/01/26	401,574
635,000	Valaris Ltd.(b)		8.3750	04/30/30	622,557
					1,900,571
	PUBLISHING & BROADCASTING — 0.5%
577,000	Belo Corporation(c)		7.7500	06/01/27	567,486

	REAL ESTATE INVESTMENT TRUSTS — 1.4%
905,000	HAT Holdings I, LLC / HAT Holdings II, LLC(b),(c)		3.3750	06/15/26	797,545
141,000	Service Properties Trust		5.2500	02/15/26	126,237
461,000	Service Properties Trust(c)		4.7500	10/01/26	392,089
46,000	Service Properties Trust		5.5000	12/15/27	38,884
385,000	Service Properties Trust		4.9500	10/01/29	277,591
					1,632,346
	REAL ESTATE OWNERS & DEVELOPERS — 1.0%
363,000	Greystar Real Estate Partners, LLC(b),(c)		7.7500	09/01/30	357,125
928,000	Kennedy-Wilson, Inc.		4.7500	03/01/29	699,257

See accompanying notes which are an integral part of these financial statements.

DUNHAM HIGH YIELD BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2023

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 94.9% (Continued)
	REAL ESTATE OWNERS & DEVELOPERS — 1.0% (Continued)
119,000	Kennedy-Wilson, Inc.		4.7500	02/01/30	$86,996
					1,143,378
	REAL ESTATE SERVICES — 0.7%
844,000	Cushman & Wakefield US Borrower, LLC(b),(c)		6.7500	05/15/28	770,496
61,000	Cushman & Wakefield US Borrower, LLC(b)		8.8750	09/01/31	58,415
					828,911
	RENEWABLE ENERGY — 0.8%
558,000	Atlantica Sustainable Infrastructure plc(b),(c)		4.1250	06/15/28	482,558
554,000	EnerSys(b),(c)		4.3750	12/15/27	491,281
					973,839
	RETAIL - CONSUMER STAPLES — 0.8%
440,000	Albertsons Companies Inc / Safeway Inc / New(b)		4.6250	01/15/27	412,818
506,000	Albertsons Companies Inc / Safeway Inc / New(b)		5.8750	02/15/28	484,782
					897,600
	RETAIL - DISCRETIONARY — 2.0%
567,000	Ken Garff Automotive, LLC(b),(c)		4.8750	09/15/28	479,916
975,000	LBM Acquisition, LLC(b)		6.2500	01/15/29	771,269
364,000	Metis Merger Sub, LLC(b)		6.5000	05/15/29	297,818
569,000	Park River Holdings, Inc.(b)		6.7500	08/01/29	433,934
425,000	Specialty Building Products Holdings, LLC / SBP(b)		6.3750	09/30/26	395,803
					2,378,740
	SEMICONDUCTORS — 0.4%
520,000	Entegris Escrow Corporation(b),(c)		5.9500	06/15/30	476,323

	SOFTWARE — 3.3%
740,000	Capstone Borrower, Inc.(b),(c)		8.0000	06/15/30	718,744
335,000	Central Parent, Inc. / Central Merger Sub, Inc.(b)		7.2500	06/15/29	322,120
189,000	Central Parent, LLC / CDK Global II, LLC / CDK(b)		8.0000	06/15/29	186,869
1,050,000	Condor Merger Sub, Inc.(b),(c)		7.3750	02/15/30	840,898
600,000	Helios Software Holdings, Inc. / ION Corporate(b)		4.6250	05/01/28	504,291
164,000	NortonLifeLock, Inc.(b),(c)		6.7500	09/30/27	159,841
321,000	NortonLifeLock, Inc.(b),(c)		7.1250	09/30/30	312,646
34,000	Open Text Corporation(b)		3.8750	02/15/28	29,455
436,000	Open Text Corporation(b),(c)		3.8750	12/01/29	357,134

See accompanying notes which are an integral part of these financial statements.

DUNHAM HIGH YIELD BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2023

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 94.9% (Continued)
	SOFTWARE — 3.3% (Continued)
930,000	Rackspace Technology Global, Inc.(b)		3.5000	02/15/28	$409,337
					3,841,335
	SPECIALTY FINANCE — 7.8%
780,000	AerCap Global Aviation Trust(b),(c),(d)	TSFR3M + 4.562%	6.5000	06/15/45	766,074
555,000	Alliance Data Systems Corporation(b)		4.7500	12/15/24	538,088
845,000	Apollo Commercial Real Estate Finance, Inc.(b),(c)		4.6250	06/15/29	648,060
420,000	Avolon Holdings Funding Ltd.(b)		6.3750	05/04/28	406,351
235,000	Bread Financial Holdings, Inc.(b) ,(c)		7.0000	01/15/26	214,144
660,000	Burford Capital Global Finance, LLC(b)		6.2500	04/15/28	597,980
831,000	Cobra AcquisitionCo, LLC(b)		6.3750	11/01/29	593,126
505,000	Curo Group Holdings Corporation(b)		7.5000	08/01/28	116,781
215,000	Enova International, Inc.(b)		8.5000	09/01/24	214,266
430,000	Enova International, Inc.(b)		8.5000	09/15/25	404,843
512,000	FirstCash, Inc.(b),(c)		4.6250	09/01/28	449,645
202,000	FirstCash, Inc.(b)		5.6250	01/01/30	180,083
590,000	Genworth Mortgage Holdings, Inc.(b)		6.5000	08/15/25	580,107
324,000	goeasy Ltd.(b)		4.3750	05/01/26	292,395
682,000	Ladder Capital Finance Holdings LLLP / Ladder(b)		4.2500	02/01/27	596,424
539,000	LFS Topco, LLC(b)		5.8750	10/15/26	454,844
685,000	OneMain Finance Corporation(c)		5.3750	11/15/29	563,947
690,000	Pattern Energy Operations, L.P. / Pattern Energy(b)		4.5000	08/15/28	601,907
345,000	Starwood Property Trust, Inc.(c)		4.7500	03/15/25	330,504
125,000	Starwood Property Trust, Inc.(b)		3.6250	07/15/26	109,873
439,000	Starwood Property Trust, Inc.(b),(c)		4.3750	01/15/27	377,081
					9,036,523
	STEEL — 0.9%
433,000	Allegheny Technologies, Inc.		4.8750	10/01/29	369,768
60,000	ATI, Inc.		7.2500	08/15/30	57,830
287,000	Cleveland-Cliffs, Inc.		6.2500	10/01/40	236,954
477,000	Commercial Metals Company		3.8750	02/15/31	387,844
					1,052,396
	TECHNOLOGY HARDWARE — 2.4%
860,000	Imola Merger Corporation(b)		4.7500	05/15/29	750,476
314,000	NCR Atleos Escrow Corporation(b)		9.5000	04/01/29	308,125

See accompanying notes which are an integral part of these financial statements.

DUNHAM HIGH YIELD BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2023

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 94.9% (Continued)
	TECHNOLOGY HARDWARE — 2.4% (Continued)
295,000	NCR Corporation(b)		5.1250	04/15/29	$254,057
350,000	Seagate HDD Cayman(c)		4.0910	06/01/29	299,074
605,000	TTM Technologies, Inc.(b),(c)		4.0000	03/01/29	496,853
985,000	Viasat, Inc.(b)		7.5000	05/30/31	645,963
					2,754,548
	TECHNOLOGY SERVICES — 2.1%
204,000	Acuris Finance US, Inc. / Acuris Finance S.A.RL(b)		5.0000	05/01/28	160,845
955,000	Ahead DB Holdings, LLC(b),(c)		6.6250	05/01/28	784,092
210,000	GTCR W-2 Merger Sub, LLC(b)		7.5000	01/15/31	207,533
880,000	ION Trading Technologies Sarl(b)		5.7500	05/15/28	731,267
665,000	Mobius Merger Sub, Inc.(b)		9.0000	06/01/30	596,745
					2,480,482
	TELECOMMUNICATIONS — 3.1%
1,585,000	Altice France S.A.(b)		5.5000	10/15/29	1,089,969
625,000	Cogent Communications Group, Inc.(b),(c)		7.0000	06/15/27	591,147
880,000	Connect Finco S.A.RL / Connect US Finco, LLC(b),(c)		6.7500	10/01/26	820,069
690,000	Iliad Holding S.A.SU(b)		7.0000	10/15/28	625,079
760,000	Telesat Canada / Telesat, LLC(b)		4.8750	06/01/27	452,724
					3,578,988
	TRANSPORTATION & LOGISTICS — 3.2%
550,000	Air Canada(b)		3.8750	08/15/26	501,440
600,000	American Airlines, Inc.(b),(c)		11.7500	07/15/25	636,470
725,000	American Airlines, Inc.(b),(c)		7.2500	02/15/28	675,031
775,000	Cargo Aircraft Management, Inc.(b),(c)		4.7500	02/01/28	682,616
712,419	Hawaiian Brand Intellectual Property Ltd. /(b),(c)		5.7500	01/20/26	527,559
271,000	United Airlines, Inc.(b)		4.3750	04/15/26	251,616
510,000	United Airlines, Inc.(b)		4.6250	04/15/29	430,967
					3,705,699
	WHOLESALE - CONSUMER STAPLES — 1.1%
1,258,000	C&S Group Enterprises, LLC(b)		5.0000	12/15/28	974,473
285,000	Performance Food Group, Inc.(b)		5.5000	10/15/27	266,789
					1,241,262
	TOTAL CORPORATE BONDS (Cost $121,596,768)				110,677,133

See accompanying notes which are an integral part of these financial statements.

DUNHAM HIGH YIELD BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2023

Shares		Fair Value
	SHORT-TERM INVESTMENTS — 29.1%
	MONEY MARKET FUND – 1.1%
1,256,874	First American Government Obligations Fund, Class Z, 5.23%(e)	$1,256,874

	COLLATERAL FOR SECURITIES LOANED – 28.0%
32,736,871	Mount Vernon Liquid Assets Portfolio, LLC 5.49%(e), (f)	32,736,871

	TOTAL SHORT-TERM INVESTMENTS (Cost $33,993,745)	33,993,745

	TOTAL INVESTMENTS - 126.7% (Cost $156,787,446)	$147,859,878
	LIABILITIES IN EXCESS OF OTHER ASSETS - (26.7)%	(31,200,338)
	NET ASSETS - 100.0%	$116,659,540

LLC	- Limited Liability Company

LP	- Limited Partnership

LTD	- Limited Company

PLC	- Public Limited Company

REIT	- Real Estate Investment Trust

S/A	- Société Anonyme

H15T5Y	US Treasury Yield Curve Rate T Note Constant Maturity 5 Year

US0003M	ICE LIBOR USD 3 Month

(a)	Non-income producing security.

(b)	Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of October 31, 2023 the total market value of 144A securities is 96,134,240 or 82.4% of net assets.

(c)	All or a portion of these securities are on loan. Total loaned securities had a value of $32,168,359 at October 31, 2023.

(d)	Variable rate security; the rate shown represents the rate on October 31, 2023.

(e)	Rate disclosed is the seven day effective yield as of October 31, 2023.

(f)	The Trust’s securities lending policies and procedures require that the borrower: (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. From time to time the collateral may not be 102% due to end of day market movement. The next business day additional collateral is obtained/received from the borrower to replenish/reestablish 102%.

(g)	Level 3 securities fair value under procedures established by the Board of Trustees, represents 2.7% of net assets. The total value of these securities is $3,189,000.

See accompanying notes which are an integral part of these financial statements.

Dunham International Opportunity Bond Fund (Unaudited)
Message from the Sub-Adviser (Virtus Fixed Income Advisers, LLC)

Asset Class Recap

Similar to the first half of the fiscal year, interest rate related volatility has been a meaningful theme during the second half of the fiscal year. After inflation ebbed in many major global markets, central banks around the world adjusted their monetary policy stance in efforts to balance wrangling inflation down towards target levels with avoiding debilitating recessions. Similarly, investors generally responded favorably to easing policies and adversely to central bank actions that reiterated the “higher-for-longer” stance taken by the U.S. Federal Reserve. Although the ICE BofA MOVE Index, which is used as a measure of U.S. bond market volatility, ended the fiscal year lower than where it began, the implied volatility levels are significantly higher than the average level over the past five years. Over the 12-month period ended October 31, 2023, foreign bonds, as measured by the Bloomberg Global Aggregate Bond ex-US Index Hedged, increased 2.59 percent, outperforming US investment-grade bonds, as measured by the Bloomberg US Aggregate Bond Index, which increased 0.4 percent. Foreign high-yield bonds, as measured by the Bloomberg Pan-European High-Yield Total Return Index Unhedged, and emerging market debt, as measured by the Bloomberg Emerging Markets USD Aggregate Total Return Index Unhedged, also finished the fiscal year in positive territory by increasing 11.8 percent and 6.9 percent, respectively.

Allocation Review

During the fiscal year, the Fund maintained an exposure to emerging market debt close to 45 percent. Conversely, the Fund’s exposure to developed market debt was generally close to 55 percent during the period. However, within the developed market debt allocation, the exposure to high-yield bonds ebbed between 6 percent and 12 percent, ending the fiscal year near the lower end of that range. In regard to overall high-yield debt exposure regardless of its geographic location, it generally ranged between 55 percent and 57 percent during the fiscal year. The allocation to emerging markets debt and high-yield bonds continued to represent the most significant allocation differences between the Fund and the benchmark index. During the fiscal year, these exposures to high-yield and emerging market debt broadly contributed to relative performance. This is partially due to these allocations broadly exhibiting lower duration and higher yields. Therefore, the Sub-Adviser primarily utilized derivative exposures within the Fund, which was primarily comprised of bond futures to manage duration and broad government bond exposure. This provided mixed results over the fiscal period due to the Sub-Adviser taking both long and short positions in various foreign government bond contracts. The Fund had an average duration that was approximately 5.7 to 5.8 years, which was 1.1 to 1.5 years lower than the benchmark index. This lower duration exposure generally aided relative performance during the fiscal year.

Holdings Insights

During the fiscal year, one of the best performing holdings was found in the energy sector, based out of developed Europe. However, despite having its headquarters in Ireland, Tullow Oil Plc 7%, due 3/1/2025 (899415AE3) (holding weight*: 0.98 percent), is an independent oil and gas exploration and production company with its primary operations in West Africa. The holding strongly benefitted from oil prices strengthening over the period as well as the company proposing a tender offer for its bonds, which helped to boost prices. During the fiscal year, the holding surged 33.1 percent. One of the holdings that detracted from performance on a relative basis was in a sector that experienced some difficulties during the fiscal year, financial services. Poinsettia Finance Ltd. 6.625%, due 6/17/2031 (G7150PAA8) (holding weight*: 0.90 percent), is a special purpose acquisition company, also referred to as a “blank check” company. These entities are often primarily financed through an initial public offering with the purpose to seek out and acquire or merge with an existing company. The holding saw its principal decline over 6 percent during the 12-month period, but its return eclipsed into positive territory once its coupon was taken into account. One of the most volatile performers during the fiscal year was China SCE Group Holdings Ltd. 7%, due 05/2/2025 (G21190AG1) (holding weight*: 0.06 percent), a residential property developer. During the fiscal year, the holding saw its principal decline over 50 percent, but after considering its coupon, the overall return was a positive 19.3 percent.

When considering the sovereign debt in the Fund, results varied widely. For example, the Fund continued to hold the Ukraine Government International Bond 7.75%, due 9/1/2026 (903724AT9) (holding weight* 0.24 percent) and the Pakistan Government International Bond 6%, due 4/8/2026 (695847AS2) (holding weight*: 0.42 percent), as well as the Spain Government Bond 2.7%, due 10/31/2048 (BFX1703) (holding weight*: 0.36 percent) and the Australia Government Bond 1.25%, due 5/21/2032 (BKDRWH8) (holding weight*: 0.76 percent). During the fiscal year, the two developed market bonds, issued by Spain and Australia, declined 10.1 percent and 5.1 percent, respectively when calculated in their local currencies. The Australian dollar generally remained flat to the US dollar during the fiscal year, but the Euro appreciated nearly 7 percent versus the US dollar over the 12-month period. Conversely, the two developing market bonds issued by Ukraine and Pakistan surged 60.4 percent and 94.4 percent, respectively.

Sub-Adviser Outlook

The Sub-Adviser continues to closely monitor the actions of global central banks, including the United States, since its actions have far-reaching effects. As many central banks have had a similar quandary as the United States regarding a careful battle with inflation and trying to avoid a recession, the Sub-Adviser has attempted to keep its exposure to duration closer to the benchmark index. Despite concerns that recessions are likely, the Sub-Adviser has continued to allocate toward high-yield opportunities, particularly in the media, chemicals, healthcare, and industrials sectors. Therefore, meaningful volatility may continue in the foreign bond market, as well as the Fund, but the Sub-Adviser believes that retaining the flexibility to invest in both emerging and developed markets, as well as both corporate bonds and sovereign debt, will allow the Fund to take advantage of opportunities as volatility brings dispersion across sectors and regions.

*	Holdings percentage(s) of total investments, cash and unsettled trades excluding collateral for securities loaned as of 10/31/2023.

Dunham International Opportunity Bond Fund
PORTFOLIO REVIEW (Unaudited)
October 31, 2023

The Fund’s performance figures* for each of the periods ended October 31, 2023, compared to its benchmarks:

			Annualized
		Annualized	Since Inception
	1 Year Return	5 Year Return	(11/1/13)
Class N	11.67%	(0.76)%	(1.31)%
Class A with Load 4.50%	6.44%	(1.91)%	(1.99)%
Class A without load	11.38%	(1.00)%	(1.54)%
Class C	10.85%	(1.50)%	(2.04)%
Bloomberg Global Aggregate Bond ex-US Index Hedged (a)	2.59%	(3.01)%	(1.85)%
Morningstar Global Bond Category (b)	2.89%	(1.20)%	(0.16)%

*	Total Returns are calculated based on traded NAVs. As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including underlying funds, are 1.33% for Class N, 2.08% for Class C and 1.58% for Class A. Class A shares are subject to a sales load of 4.50% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of Fund shares or Fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

(a)	The Bloomberg Global Aggregate Bond ex-US Index Hedged is designed to be a broad-based measure of the global investment-grade, fixed rate, fixed income corporate markets outside the United States. Investors cannot invest directly in an index or benchmark.

(b)	The Morningstar Global Bond Category is generally representative of funds that invest at least 40% of bonds in foreign markets.

Comparison of the Change in Value of a $100,000 Investment

Portfolio Composition * (Unaudited)
Netherlands	11.7%
United States	11.4%
Great Britain	8.7%
Mexico	5.7%
Spain	4.7%
France	4.2%
Italy	3.7%
Germany	3.2%
Cayman Islands	2.9%
Turkey	2.8%
Other Countries	41.0%
Total	100.0%

*   Based on total value of investments as of October 31, 2023. Does not include derivative holdings.

Percentage may differ from Schedule of Investments which are based on Fund net assets.

Please refer to the Schedule of Investments for a more detailed listing of the Fund’s holdings.

DUNHAM INTERNATIONAL OPPORTUNITY BOND FUND
SCHEDULE OF INVESTMENTS
October 31, 2023

Principal			Coupon Rate
Amount		Spread	(%)	Maturity	Fair Value
	ASSET BACKED SECURITIES — 0.1%
	RESIDENTIAL MORTGAGE — 0.1%
36,063 EUR	Bankinter FTA Series 10 A2(c)	EUR003M + 0.160%	4.0940	06/21/43	$38,129
13,109 EUR	Fondo de Titulizacion de Activos Santander Series 2 A(c)	EUR003M + 0.150%	4.1250	01/18/49	13,721
	TOTAL ASSET BACKED SECURITIES (Cost $52,325)				51,850

	CORPORATE BONDS — 67.3%
	ASSET MANAGEMENT — 1.3%
200,000 USD	Huarong Finance II Company Ltd.		4.8750	11/22/26	177,750
300,000 EUR	JAB Holdings BV		1.0000	12/20/27	280,933
6,000 USD	MDGH GMTN RSC Ltd.(b)		5.8750	05/01/34	5,944
275,000 USD	UBS Group A.G.(b),(c)	H15T1Y + 0.850%	1.4940	08/10/27	238,292
					702,919
	AUTOMOTIVE — 3.1%
300,000 EUR	Daimler A.G.		0.7500	02/08/30	262,592
210,000 EUR	Grupo Antolin-Irausa S.A.		3.3750	04/30/26	181,014
120,000 EUR	Grupo Antolin-Irausa S.A.		3.5000	04/30/28	87,032
200,000 USD	Hyundai Capital America(b)		3.0000	02/10/27	180,466
100,000 USD	Hyundai Capital America(b)		6.5000	01/16/29	99,870
176,000 USD	Iochpe-Maxion Austria GmbH / Maxion Wheels de(b)		5.0000	05/07/28	152,375
280,000 USD	Nissan Motor Acceptance Company, LLC(b)		7.0500	09/15/28	276,881
169,000 USD	Uzauto Motors AJ(b)		4.8500	05/04/26	148,095
200,000 EUR	Volkswagen International Finance N.V.		1.8750	03/30/27	194,212
100,000 EUR	ZF Finance GmbH		3.7500	09/21/28	95,251
					1,677,788
	BANKING — 8.6%
182,000 USD	Access Bank plc(b)		6.1250	09/21/26	152,334
250,000 EUR	AIB Group PLC		2.2500	07/03/25	256,419
300,000 EUR	Banco Bilbao Vizcaya Argentaria S.A.		3.5000	02/10/27	308,458
622,000 USD	Banco Mercantil del Norte S.A.(b),(c)	H15T5Y + 4.967%	6.7500	09/27/68	606,083
167,000 USD	Banco Mercantil del Norte S.A.(b),(c)	H15T5Y + 4.643%	5.8750	11/24/71	142,079
200,000 USD	Banco Santander S.A.(c)	H15T1Y + 2.000%	4.1750	03/24/28	183,282
350,000 USD	Barclays PLC(d)		4.8360	05/09/28	314,935

See accompanying notes which are an integral part of these financial statements.

DUNHAM INTERNATIONAL OPPORTUNITY BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2023

Principal			Coupon Rate
Amount		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 67.3% (Continued)
	BANKING — 8.6% (Continued)
354,000 USD	BBVA Bancomer S.A.(b),(c)	H15T5Y + 2.650%	5.1250	01/18/33	$299,805
250,000 USD	BPCE S.A.(b),(c)	SOFRRATE + 2.100%	5.9750	01/18/27	246,067
250,000 USD	Canadian Imperial Bank of Commerce		6.0920	10/03/33	241,322
225,000 EUR	Cooperatieve Rabobank UA		1.3750	02/03/27	222,056
250,000 USD	Danske Bank A/S(b),(c)	H15T1Y + 1.350%	1.6210	09/11/26	227,805
350,000 USD	Deutsche Bank AG/New York NY(c)	SOFRRATE + 1.870%	2.1290	11/24/26	316,073
100,000 USD	HSBC Holdings PLC(c)	SOFRRATE + 1.290%	1.5890	05/24/27	88,100
240,000 USD	HSBC Holdings PLC(c)	SOFRRATE + 1.187%	2.8040	05/24/32	181,297
250,000 EUR	Natwest Group PLC(c)	EUR003M + 1.080%	1.7500	03/02/26	254,417
300,000 USD	Societe Generale S.A.(b),(c)	H15T1Y + 1.300%	2.8890	06/09/32	221,198
150,000 USD	Standard Chartered PLC(b),(c)	H15T1Y + 2.580%	6.2960	07/06/34	139,982
150,000 USD	Standard Chartered PLC(b),(c)	H15T5Y + 2.300%	3.2650	02/18/36	110,452
159,000 USD	Yapi ve Kredi Bankasi A/S(b)		9.2500	10/16/28	160,167
					4,672,331
	BEVERAGES — 1.6%
375,000 EUR	Anheuser-Busch InBev S.A./NV		1.1500	01/22/27	366,652
200,000 USD	Bacardi Ltd. / Bacardi-Martini BV(b)		5.2500	01/15/29	190,731
250,000 EUR	Diageo Capital BV		1.5000	06/08/29	235,098
110,000 EUR	Primo Water Holdings, Inc.		3.8750	10/31/28	102,591
					895,072
	BIOTECH & PHARMA — 2.7%
300,000 EUR	Bayer A.G.		1.3750	07/06/32	247,255
200,000 USD	CSL Finance PLC(b)		4.0500	04/27/29	185,139
250,000 GBP	GlaxoSmithKline Capital PLC		1.2500	10/12/28	254,206
110,000 EUR	Grifols S.A.		3.2000	05/01/25	111,817
100,000 EUR	Grifols S.A.		2.2500	11/15/27	92,676
300,000 EUR	Mylan N.V.		3.1250	11/22/28	293,975
245,000 EUR	Teva Pharmaceutical Finance Netherlands II BV		7.8750	09/15/31	266,939
					1,452,007
	CABLE & SATELLITE — 0.5%
300,000 EUR	United Group BV		3.1250	02/15/26	289,515

See accompanying notes which are an integral part of these financial statements.

DUNHAM INTERNATIONAL OPPORTUNITY BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2023

Principal			Coupon Rate
Amount		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 67.3% (Continued)
	CHEMICALS — 2.4%
224,000 USD	Braskem Idesa S.A.PI(b)		6.9900	02/20/32	$132,277
100,000 EUR	INEOS Quattro Finance 1 PLC		3.7500	07/15/26	95,085
190,000 EUR	INEOS Quattro Finance 1 PLC(b)		3.7500	07/15/26	180,660
170,000 EUR	Kronos International, Inc.		3.7500	09/15/25	162,883
200,000 EUR	Nobian Finance BV(b)		3.6250	07/15/26	190,434
169,000 USD	OCP S.A.(b)		5.1250	06/23/51	108,898
254,000 USD	Sasol Financing USA, LLC		4.3750	09/18/26	223,035
54,000 USD	Sasol Financing USA, LLC(b)		8.7500	05/03/29	51,350
150,000 EUR	Synthomer PLC		3.8750	07/01/25	154,334
					1,298,956
	CONSTRUCTION MATERIALS — 0.8%
123,000 USD	Cemex S.A.B. de C.V.(b),(c)	H15T5Y + 4.907%	9.1250	03/14/28	126,235
363,000 USD	Cemex S.A.B. de C.V.(b),(c)	H15T5Y + 4.534%	5.1250	09/08/69	335,093
					461,328
	CONTAINERS & PACKAGING — 1.0%
200,000 EUR	Ardagh Metal Packaging Finance USA, LLC / Ardagh		3.0000	09/01/29	156,751
200,000 GBP	Ardagh Packaging Finance plc / Ardagh Holdings		4.7500	07/15/27	172,191
200,000 EUR	Trivium Packaging Finance BV		3.7500	08/15/26	192,141
					521,083
	ELEC & GAS MARKETING & TRADING — 0.6%
350,000 EUR	Orsted A/S		1.5000	11/26/29	319,156

	ELECTRIC UTILITIES — 7.1%
200,000 USD	Adani Electricity Mumbai Ltd.		3.9490	02/12/30	142,454
200,000 USD	Adani Green Energy Ltd.		4.3750	09/08/24	186,064
106,903 USD	Adani Renewable Energy RJ Ltd./Kodangal Solar(b)		4.6250	10/15/39	74,440
144,000 USD	Adani Transmission Step-One Ltd.(b)		4.0000	08/03/26	123,245
92,700 USD	Clean Renewable Power Mauritius Pte Ltd.(b)		4.2500	03/25/27	79,228
27,000 USD	Comision Federal de Electricidad		3.8750	07/26/33	19,668
250,000 USD	Electricite de France S.A.(b)		4.5000	09/21/28	232,361
250,000 USD	Enel Finance International N.V.(b)		5.5000	06/15/52	195,758
285,000 USD	Eskom Holdings SOC Ltd.(b)		7.1250	02/11/25	280,097
189,000 USD	Eskom Holdings SOC Ltd.(b)		8.4500	08/10/28	179,526
292,300 USD	Greenko Dutch BV(b)		3.8500	03/29/26	261,426

See accompanying notes which are an integral part of these financial statements.

DUNHAM INTERNATIONAL OPPORTUNITY BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2023

Principal			Coupon Rate
Amount		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 67.3% (Continued)
	ELECTRIC UTILITIES — 7.1% (Continued)
200,000 EUR	Iberdrola Finanzas S.A.		1.0000	03/07/25	$203,560
250,000 EUR	innogy Finance BV		1.0000	04/13/25	253,849
131,880 USD	JSW Hydro Energy Ltd.		4.1250	05/18/31	108,602
300,000 USD	Minejesa Capital BV(b)		4.6250	08/10/30	268,683
7,000 USD	Minejesa Capital BV(b)		5.6250	08/10/37	5,183
400,000 USD	Mong Duong Finance Holdings BV(b)		5.1250	05/07/29	363,599
188,000 USD	MSU Energy S.A. / UGEN S.A. / UENSA S.A.(b)		6.8750	02/01/25	130,566
500,000 EUR	National Grid PLC		0.1630	01/20/28	449,007
300,000 EUR	Naturgy Finance BV		1.5000	01/29/28	288,998
8,000 USD	Perusahaan Perseroan Persero PT Perusahaan Listrik		3.3750	02/05/30	6,744
33,000 USD	Star Energy Geothermal Darajat II / Star Energy(b)		4.8500	10/14/38	27,306
					3,880,364
	ELECTRICAL EQUIPMENT — 1.1%
300,000 GBP	Siemens Financieringsmaatschappij N.V.		1.0000	02/20/25	345,078
108,900 EUR	TK Elevator Holdco GmbH		6.6250	07/15/28	99,643
200,000 EUR	Vertical Midco GmbH		4.3750	07/15/27	192,298
					637,019
	ENGINEERING & CONSTRUCTION — 1.1%
397,000 USD	ATP Tower Holdings, LLC / Andean Tower Partners(b),(d)		4.0500	04/27/26	339,625
193,000 USD	IHS Holding Ltd.(b)		6.2500	11/29/28	142,779
14,000 USD	IHS Netherlands Holdco BV(b)		8.0000	09/18/27	11,459
93,000 USD	Sitios Latinoamerica S.A.B. de C.V.(b)		5.3750	04/04/32	78,370
					572,233
	ENTERTAINMENT CONTENT — 1.0%
185,000 EUR	Banijay Group S.A.S		6.5000	03/01/26	193,774
320,000 GBP	Pinewood Finance Company Ltd.		3.2500	09/30/25	368,675
					562,449
	FOOD — 0.1%
96,000 USD	Minerva Luxembourg S.A.(b)		4.3750	03/18/31	74,579

	GAS & WATER UTILITIES — 0.1%
80,000 USD	Aegea Finance Sarl(b)		9.0000	01/20/31	79,851

See accompanying notes which are an integral part of these financial statements.

DUNHAM INTERNATIONAL OPPORTUNITY BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2023

Principal			Coupon Rate
Amount		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 67.3% (Continued)
	HEALTH CARE FACILITIES & SERVICES — 0.4%
250,000 EUR	Catalent Pharma Solutions, Inc.		2.3750	03/01/28	$218,165

	HOUSEHOLD PRODUCTS — 1.0%
100,000 EUR	Energizer Gamma Acquisition BV(b)		3.5000	06/30/29	83,818
210,000 EUR	Energizer Gamma Acquisition BV		3.5000	06/30/29	176,018
300,000 EUR	Unilever Finance Netherlands BV		1.7500	03/25/30	282,217
					542,053
	INDUSTRIAL INTERMEDIATE PROD — 0.7%
376,000 USD	HTA Group Ltd./Mauritius(b)		7.0000	12/18/25	364,389

	INDUSTRIAL SUPPORT SERVICES — 0.7%
97,323 EUR	Loxam S.A.S		6.0000	04/15/25	102,214
210,000 EUR	Loxam S.A.S		3.7500	07/15/26	207,383
87,920 EUR	Techem Verwaltungsgesellschaft 674 mbH		6.0000	07/30/26	90,534
					400,131
	INSTITUTIONAL FINANCIAL SERVICES — 0.5%
150,000 USD	Nomura Holdings, Inc.		1.6530	07/14/26	132,329
175,000 USD	Nomura Holdings, Inc.		2.1720	07/14/28	144,157
					276,486
	INSURANCE — 0.9%

200,000 EUR	Allianz S.E.(c)	EUR003M + 3.350%	3.0990	07/06/47	199,676
25,000 USD	Nippon Life Insurance Company(b),(c)	H15T5Y + 2.954%	6.2500	09/13/53	24,120
250,000 EUR	NN Group N.V.		1.6250	06/01/27	245,682
					469,478
	INTERNET MEDIA & SERVICES — 0.8%
385,000 USD	Prosus N.V.(b)		3.0610	07/13/31	278,006
200,000 USD	Prosus N.V.		3.0610	07/13/31	144,419
					422,425
	LEISURE FACILITIES & SERVICES — 3.4%
300,000 EUR	Accor S.A.(c)	EUSA5 + 4.105%	7.2500	10/11/73	322,587
215,000 EUR	Carnival Corporation		7.6250	03/01/26	224,289
228,000 GBP	CPUK Finance Ltd.		4.8750	08/28/25	259,548
133,000 USD	Melco Resorts Finance Ltd.(d)		5.7500	07/21/28	113,000

See accompanying notes which are an integral part of these financial statements.

DUNHAM INTERNATIONAL OPPORTUNITY BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2023

Principal			Coupon Rate
Amount		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 67.3% (Continued)
	LEISURE FACILITIES & SERVICES — 3.4% (Continued)
123,000 USD	Sands China Ltd.		5.9000	08/08/28	$113,828
10,000 USD	Sands China Ltd.		4.8750	06/18/30	8,401
333,000 USD	Sands China Ltd.		3.7500	08/08/31	252,617
140,000 GBP	Stonegate Pub Company Financing 2019 PLC(b)		8.2500	07/31/25	156,425
200,000 USD	Studio City Company Ltd.		7.0000	02/15/27	185,562
73,000 USD	Studio City Finance Ltd.(b)		6.0000	07/15/25	68,862
184,000 USD	Studio City Finance Ltd.(b)		5.0000	01/15/29	132,250
					1,837,369
	MEDICAL EQUIPMENT & DEVICES — 0.4%
300,000 EUR	Medtronic Global Holdings SCA		0.7500	10/15/32	242,783

	METALS & MINING — 1.3%
6,000 USD	Corp Nacional del Cobre de Chile(b),(d)		5.9500	01/08/34	5,580
85,000 USD	Freeport Indonesia PT		5.3150	04/14/32	75,967
7,000 USD	Freeport Indonesia PT(b)		6.2000	04/14/52	5,794
300,000 EUR	Glencore Capital Finance DAC		1.1250	03/10/28	274,986
132,000 USD	Indika Energy Capital III Pte Ltd.		5.8750	11/09/24	129,259
20,000 USD	Indika Energy Capital IV Pte Ltd.(b)		8.2500	10/22/25	19,800
75,000 USD	Indika Energy Capital IV Pte Ltd.		8.2500	10/22/25	74,251
26,000 USD	Indonesia Asahan Aluminium Persero PT(b)		5.8000	05/15/50	20,535
84,000 USD	WE Soda Investments Holding plc(b)		9.5000	10/06/28	83,987
					690,159
	OIL & GAS PRODUCERS — 10.5%
800,000 USD	PDVSA(a),(e)		9.0000	11/17/21	105,136
59,000 USD	Abu Dhabi Crude Oil Pipeline, LLC(b)		3.6500	11/02/29	52,911
78,000 USD	AI Candelaria Spain S.A.(b)		5.7500	06/15/33	53,335
652,000 USD	AI Candelaria Spain S.A.		5.7500	06/15/33	445,828
40,633 USD	AI Candelaria Spain SLU(b)		7.5000	12/15/28	36,541
350,000 USD	Ecopetrol S.A.		5.8750	05/28/45	228,466
184,943 EUR	eG Global Finance PLC		6.2500	10/30/25	192,561
250,000 USD	Enbridge, Inc.		2.5000	02/14/25	239,164
242,000 USD	Energean Israel Finance Ltd.		4.8750	03/30/26	213,867
125,000 USD	Energy Transfer, L.P.		6.4000	12/01/30	123,785
250,000 EUR	Exxon Mobil Corporation		0.5240	06/26/28	229,554

See accompanying notes which are an integral part of these financial statements.

DUNHAM INTERNATIONAL OPPORTUNITY BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2023

Principal			Coupon Rate
Amount		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 67.3% (Continued)
	OIL & GAS PRODUCERS — 10.5% (Continued)
271,000 USD	Geopark Ltd.(b)		5.5000	01/17/27	$227,858
240,000 USD	Gran Tierra Energy, Inc.(b)		9.5000	10/15/29	205,390
400,000 USD	KazMunayGas National Company JSC		3.5000	04/14/33	292,554
54,000 USD	KazMunayGas National Company JSC(b)		5.7500	04/19/47	40,246
2,000 USD	KazMunayGas National Company JSC(b)		6.3750	10/24/48	1,572
486,000 USD	Kosmos Energy Ltd.		7.7500	05/01/27	437,424
89,000 USD	Leviathan Bond Ltd.		6.1250	06/30/25	82,850
56,000 USD	Leviathan Bond Ltd.		6.5000	06/30/27	49,397
79,233 USD	MC Brazil Downstream Trading S.A.RL(b)		7.2500	06/30/31	57,087
318,863 USD	MC Brazil Downstream Trading S.A.RL		7.2500	06/30/31	227,789
76,000 USD	Petroleos del Peru S.A.		4.7500	06/19/32	50,959
133,000 USD	Petroleos Mexicanos		6.5000	03/13/27	117,445
270,000 USD	Petroleos Mexicanos		5.3500	02/12/28	218,101
182,000 USD	Petroleos Mexicanos		8.7500	06/02/29	161,319
13,000 USD	Petroleos Mexicanos		6.6250	06/15/38	8,067
42,000 USD	Petroleos Mexicanos		6.9500	01/28/60	23,984
753,000 USD	SierraCol Energy Andina, LLC(b)		6.0000	06/15/28	584,032
673,000 USD	Tullow Oil PLC(b)		7.0000	03/01/25	531,871
305,000 USD	Tullow Oil PLC(b)		10.2500	05/15/26	262,218
267,000 USD	YPF S.A.(b)		8.5000	07/28/25	246,371
					5,747,682
	OIL & GAS SERVICES & EQUIPMENT — 2.0%
252,014 USD	Guara Norte Sarl(b)		5.1980	06/15/34	213,999
469,890 USD	MV24 Capital BV(b)		6.7480	06/01/34	408,638
602,044 USD	Poinsettia Finance Ltd.		6.6250	06/17/31	486,590
					1,109,227
	PUBLISHING & BROADCASTING — 0.8%
200,000 EUR	Bertelsmann S.E. & Company KGaA		3.5000	05/29/29	204,281
250,000 EUR	Informa PLC		2.1250	10/06/25	254,148
					458,429
	REAL ESTATE OWNERS & DEVELOPERS — 1.6%
700,000 USD	China SCE Group Holdings Ltd.		7.0000	05/02/25	31,500
200,000 USD	Country Garden Holdings Company Ltd.		4.8000	08/06/30	8,434
200,000 USD	Longfor Group Holdings Ltd.		3.9500	09/16/29	73,904

See accompanying notes which are an integral part of these financial statements.

DUNHAM INTERNATIONAL OPPORTUNITY BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2023

Principal			Coupon Rate
Amount		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 67.3% (Continued)
	REAL ESTATE OWNERS & DEVELOPERS — 1.6% (Continued)
330,000 USD	MAF Global Securities Ltd.(c)	H15T5Y + 3.539%	6.3750	09/20/70	$315,816
300,000 USD	Theta Capital Pte Ltd.		8.1250	01/22/25	249,004
250,000 USD	Theta Capital Pte Ltd.		6.7500	10/31/26	172,500
					851,158
	REIT — 0.6%
200,000 USD	LMIRT Capital Pte Ltd.		7.2500	06/19/24	134,500
200,000 EUR	Unibail-Rodamco-Westfield S.E.		2.5000	02/26/24	210,515
					345,015
	RENEWABLE ENERGY — 0.9%
439,000 USD	Aydem Yenilenebilir Enerji A/S(b),(d)		7.7500	02/02/27	385,152
102,000 USD	Investment Energy Resources Ltd.(b)		6.2500	04/26/29	89,349
					474,501
	RETAIL - CONSUMER STAPLES — 0.4%
100,000 GBP	Bellis Acquisition Company PLC(b)		3.2500	02/16/26	105,697
100,000 GBP	Bellis Finco PLC(b)		4.0000	02/16/27	90,666
					196,363
	RETAIL - DISCRETIONARY — 0.2%
120,000 EUR	Avis Budget Finance PLC		4.7500	01/30/26	123,248

	STEEL — 1.2%
182,000 USD	JSW Steel Ltd.		5.0500	04/05/32	140,686
870,000 USD	Metinvest BV(b)		7.7500	10/17/29	519,825
					660,511
	TECHNOLOGY HARDWARE — 0.4%
250,000 USD	Flex Ltd.		4.8750	06/15/29	229,066

	TECHNOLOGY SERVICES — 0.6%
338,000 USD	Sixsigma Networks Mexico S.A. de CV(b)		7.5000	05/02/25	304,096

	TELECOMMUNICATIONS — 3.3%
100,000 EUR	Altice France Holding S.A.(b)		8.0000	05/15/27	57,936
100,000 EUR	Altice France S.A.(b)		2.1250	02/15/25	98,608
100,000 EUR	Altice France S.A.		2.1250	02/15/25	98,608
192,000 USD	Digicel International Finance Ltd./Digicel(b),(d)		8.7500	05/25/24	176,358

See accompanying notes which are an integral part of these financial statements.

DUNHAM INTERNATIONAL OPPORTUNITY BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2023

Principal			Coupon Rate
Amount		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 67.3% (Continued)
	TELECOMMUNICATIONS — 3.3% (Continued)
16,000 USD	Millicom International Cellular S.A.(b)		4.5000	04/27/31	$12,080
270,000 USD	Network i2i Ltd.(c)	H15T5Y + 4.274%	5.6500	04/15/71	262,623
300,000 EUR	Orange S.A.		2.0000	01/15/29	291,678
210,000 EUR	SoftBank Group Corporation		2.8750	01/06/27	195,743
200,000 EUR	Telefonica Emisiones S.A.		2.5920	05/25/31	190,778
250,000 USD	VF Ukraine PAT via VFU Funding plc(b)		6.2000	02/11/25	187,648
220,000 GBP	Vmed O2 UK Financing I PLC		4.0000	01/31/29	222,258
					1,794,318
	TOBACCO & CANNABIS — 0.2%
130,000 USD	BAT Capital Corporation		6.4210	08/02/33	123,016

	TRANSPORTATION & LOGISTICS — 1.4%
200,000 EUR	Abertis Infraestructuras S.A.		2.3750	09/27/27	199,234
6,000 USD	DP World PLC(b)		4.7000	09/30/49	4,339
335,000 USD	Grupo Aeromexico S.A.B. de C.V.(b)		8.5000	03/17/27	310,950
200,000 GBP	Heathrow Funding Ltd.		7.1250	02/14/24	243,418
					757,941
	TOTAL CORPORATE BONDS (Cost $41,567,106)				36,734,659

	NON U.S. GOVERNMENT & AGENCIES — 25.2%
	GOVERNMENT GUARANTEED — 0.0%(f)
28,000 USD	Brazil Minas SPE via State of Minas Gerais(b)		5.3330	02/15/28	27,225

	LOCAL AUTHORITY — 0.6%
150,000 CAD	Province of British Columbia Canada		3.2000	06/18/44	83,359
250,000 CAD	Province of Ontario Canada		2.8000	06/02/48	126,128
296,000 USD	Provincia de Buenos Aires/Government Bonds(g)		5.2500	09/01/37	95,090
					304,577
	NON U.S. TREASURY — 7.1%
860,000 AUD	Australia Government Bond		1.2500	05/21/32	408,673
370,000 BRL	Brazil Notas do Tesouro Nacional Serie F		10.0000	01/01/31	69,971
550,000 CAD	Canadian Government Bond		2.2500	06/01/29	362,027
115,200,000 COP	Colombian TES		7.5000	08/26/26	25,772

See accompanying notes which are an integral part of these financial statements.

DUNHAM INTERNATIONAL OPPORTUNITY BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2023

Principal		Coupon Rate
Amount		(%)	Maturity	Fair Value
	NON U.S. GOVERNMENT & AGENCIES — 25.2% (Continued)
	NON U.S. TREASURY — 7.1% (Continued)
382,300,000 COP	Colombian TES	6.0000	04/28/28	$76,986
830,000,000 IDR	Indonesia Treasury Bond	8.7500	05/15/31	56,570
612,000,000 IDR	Indonesia Treasury Bond	8.2500	05/15/36	41,385
76,000 EUR	Ireland Government Bond	5.4000	03/13/25	82,719
50,000 EUR	Ireland Government Bond	0.9000	05/15/28	48,324
130,000 EUR	Ireland Government Bond	1.3000	05/15/33	115,669
240,000 EUR	Italy Buoni Poliennali Del Tesoro	4.5000	03/01/24	254,432
750,000 EUR	Italy Buoni Poliennali Del Tesoro	2.8000	12/01/28	750,199
640,000 EUR	Italy Buoni Poliennali Del Tesoro(b)	2.4500	09/01/33	562,892
180,000 EUR	Italy Buoni Poliennali Del Tesoro	5.0000	08/01/39	189,957
235,000 EUR	Italy Buoni Poliennali Del Tesoro	5.0000	09/01/40	247,325
550,000 MXN	Mexican Bonos	7.7500	05/29/31	26,594
720,000 MXN	Mexican Bonos	8.5000	11/18/38	34,889
1,860,000 MXN	Mexican Bonos	7.7500	11/13/42	82,427
170,000 EUR	Spain Government Bond	4.2000	01/31/37	181,755
250,000 EUR	Spain Government Bond	2.7000	10/31/48	195,212
360,000 THB	Thailand Government Bond	2.8750	12/17/28	9,969
1,720,000 THB	Thailand Government Bond	1.5850	12/17/35	39,159
				3,862,906
	SOVEREIGN — 17.0%
72,000 USD	Angolan Government International Bond(b)	8.2500	05/09/28	61,138
102,000 USD	Angolan Government International Bond(b)	8.7500	04/14/32	79,660
51,000 USD	Angolan Government International Bond(b)	9.1250	11/26/49	35,891
559,000 USD	Argentine Republic Government International Bond(d),(g)	0.7500	07/09/30	157,134
95,000 USD	Argentine Republic Government International Bond(g)	3.6250	07/09/35	23,724
200,000 USD	Bahrain Government International Bond	6.7500	09/20/29	193,535
112,000 USD	Bahrain Government International Bond(b)	5.6250	09/30/31	97,941
60,000 USD	Bahrain Government International Bond(b)	5.2500	01/25/33	49,195
256,000 USD	Bahrain Government International Bond(b)	5.6250	05/18/34	210,561
3,000 USD	Bermuda Government International Bond(b)	4.7500	02/15/29	2,824
550,000 BRL	Brazilian Government International Bond	10.2500	01/10/28	106,558
82,000 USD	Brazilian Government International Bond	4.5000	05/30/29	75,822
86,000 USD	Brazilian Government International Bond	6.0000	10/20/33	79,837

See accompanying notes which are an integral part of these financial statements.

DUNHAM INTERNATIONAL OPPORTUNITY BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2023

Principal		Coupon Rate
Amount		(%)	Maturity	Fair Value
	NON U.S. GOVERNMENT & AGENCIES — 25.2% (Continued)
	SOVEREIGN — 17.0% (Continued)
235,000 USD	Brazilian Government International Bond	4.7500	01/14/50	$157,813
5,000 USD	Chile Government International Bond	2.7500	01/31/27	4,581
8,000 USD	Chile Government International Bond	2.4500	01/31/31	6,464
4,000 USD	Chile Government International Bond	3.1000	05/07/41	2,616
3,000 USD	Chile Government International Bond	4.3400	03/07/42	2,331
5,000 USD	Chile Government International Bond	3.8600	06/21/47	3,501
7,000 USD	Chile Government International Bond	3.1000	01/22/61	3,786
100,000 EUR	Colombia Government International Bond	3.8750	03/22/26	102,109
139,000 USD	Colombia Government International Bond	4.5000	03/15/29	121,109
66,000 USD	Colombia Government International Bond	3.0000	01/30/30	50,963
32,000 USD	Colombia Government International Bond	6.1250	01/18/41	24,504
173,000 USD	Colombia Government International Bond	4.1250	02/22/42	103,583
66,000 USD	Colombia Government International Bond	5.6250	02/26/44	46,396
238,000 USD	Colombia Government International Bond	5.0000	06/15/45	152,660
33,000 USD	Colombia Government International Bond	5.2000	05/15/49	21,186
37,000 USD	Colombia Government International Bond	4.1250	05/15/51	20,584
181,000 USD	Costa Rica Government International Bond(b)	6.5500	04/03/34	172,968
46,000 USD	Dominican Republic International Bond	5.5000	02/22/29	42,032
212,000 USD	Dominican Republic International Bond	4.8750	09/23/32	172,312
236,000 USD	Dominican Republic International Bond(b)	4.8750	09/23/32	191,818
82,000 USD	Dominican Republic International Bond(b)	7.4500	04/30/44	74,164
25,000 USD	Dominican Republic International Bond	6.8500	01/27/45	20,928
142,000 USD	Dominican Republic International Bond	5.8750	01/30/60	101,270
72,000 USD	Ecuador Government International Bond(b),(g)	6.0000	07/31/30	36,783
224,000 USD	Ecuador Government International Bond(g)	6.0000	07/31/30	114,436
356,000 USD	Ecuador Government International Bond(g)	3.5000	07/31/35	136,544
178,000 EUR	Egypt Government International Bond(b)	4.7500	04/16/26	128,093
98,000 USD	Egypt Government International Bond(b)	5.8000	09/30/27	63,178
46,000 USD	Egypt Government International Bond(b)	5.8750	02/16/31	25,322
301,000 EUR	Egypt Government International Bond(b)	6.3750	04/11/31	172,376
173,000 USD	Egypt Government International Bond(b)	7.0530	01/15/32	98,247
186,000 USD	El Salvador Government International Bond	6.3750	01/18/27	152,913
111,000 USD	El Salvador Government International Bond	9.5000	07/15/52	81,773
143,000 USD	Ethiopia International Bond(b)	6.6250	12/11/24	90,775

See accompanying notes which are an integral part of these financial statements.

DUNHAM INTERNATIONAL OPPORTUNITY BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2023

Principal		Coupon Rate
Amount		(%)	Maturity	Fair Value
	NON U.S. GOVERNMENT & AGENCIES — 25.2% (Continued)
	SOVEREIGN — 17.0% (Continued)
30,000 USD	Export-Import Bank of India	5.5000	01/18/33	$28,311
24,667 USD	Gabon Government International Bond(b)	6.3750	12/12/24	22,693
62,000 USD	Gabon Government International Bond(b)	6.9500	06/16/25	54,298
11,000 USD	Ghana Government International Bond(b)	6.3750	02/11/27	4,721
225,000 USD	Ghana Government International Bond(b)	10.7500	10/14/30	140,424
92,000 USD	Ghana Government International Bond(b)	8.6250	04/07/34	39,393
18,000 USD	Ghana Government International Bond(b)	8.9500	03/26/51	7,552
200,000 USD	Ghana Government International Bond	8.9500	03/26/51	83,906
333,000 USD	Guatemala Government Bond	6.1250	06/01/50	267,818
6,000 USD	Hungary Government International Bond(b)	6.1250	05/22/28	5,960
30,000 USD	Hungary Government International Bond(b)	6.2500	09/22/32	28,914
14,000 USD	Indonesia Government International Bond	4.5500	01/11/28	13,501
9,000 USD	Indonesia Government International Bond	4.8500	01/11/33	8,424
6,000 USD	Indonesia Government International Bond	4.2000	10/15/50	4,405
140,625 USD	Iraq International Bond	5.8000	01/15/28	125,461
223,000 EUR	Ivory Coast Government International Bond(b)	5.8750	10/17/31	192,700
100,000 EUR	Ivory Coast Government International Bond	4.8750	01/30/32	80,233
200,000 USD	Ivory Coast Government International Bond	6.1250	06/15/33	164,609
99,000 USD	Jordan Government International Bond(b)	7.5000	01/13/29	92,415
2,000 USD	Kazakhstan Government International Bond(b)	4.8750	10/14/44	1,654
20,000 USD	Kazakhstan Government International Bond(b)	6.5000	07/21/45	19,696
194,000 USD	Kenya Government International Bond(b)	8.0000	05/22/32	152,428
509,000 USD	Lebanon Government International Bond(a),(e)	6.1000	10/04/22	31,717
72,000 USD	Lebanon Government International Bond(a),(e)	6.4000	05/26/23	4,500
156,000 USD	Lebanon Government International Bond(a),(e)	6.1500	06/19/23	10,036
11,000 USD	Magyar Export-Import Bank Zrt(b)	6.1250	12/04/27	10,792
11,000 USD	Mexico Government International Bond	4.7500	04/27/32	9,775
32,000 USD	Mexico Government International Bond	4.8750	05/19/33	28,132
1,000 USD	Mexico Government International Bond	6.3380	05/04/53	877
19,000 USD	Mexico Government International Bond	3.7710	05/24/61	10,781
25,000 USD	Mongolia Government International Bond(b)	8.6500	01/19/28	24,892
120,000 USD	Morocco Government International Bond(b)	3.0000	12/15/32	89,844
35,000 USD	Nigeria Government International Bond(b)	6.5000	11/28/27	30,178
128,000 USD	Nigeria Government International Bond(b)	6.1250	09/28/28	104,896

See accompanying notes which are an integral part of these financial statements.

DUNHAM INTERNATIONAL OPPORTUNITY BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2023

Principal		Coupon Rate
Amount		(%)	Maturity	Fair Value
	NON U.S. GOVERNMENT & AGENCIES — 25.2% (Continued)
	SOVEREIGN — 17.0% (Continued)
124,000 USD	Nigeria Government International Bond(b)	7.8750	02/16/32	$99,810
120,000 USD	Nigeria Government International Bond(b)	7.3750	09/28/33	90,595
200,000 USD	Nigeria Government International Bond	7.6250	11/28/47	135,547
8,000 USD	Oman Government International Bond(b)	6.0000	08/01/29	7,773
412,000 USD	Oman Government International Bond(b)	7.3750	10/28/32	428,814
407,000 USD	Pakistan Government International Bond(b)	6.0000	04/08/26	224,868
25,000 USD	Panama Government International Bond	2.2520	09/29/32	17,128
16,000 USD	Panama Government International Bond	4.5000	01/19/63	9,501
48,000 USD	Papua New Guinea Government International Bond(b)	8.3750	10/04/28	44,242
54,000 USD	Paraguay Government International Bond(b)	5.8500	08/21/33	49,908
2,000 USD	Peruvian Government International Bond	2.3920	01/23/26	1,860
27,000 USD	Peruvian Government International Bond	2.7830	01/23/31	21,679
1,000 USD	Peruvian Government International Bond	3.0000	01/15/34	760
28,000 USD	Philippine Government International Bond	2.4570	05/05/30	22,957
3,000 USD	Philippine Government International Bond	5.0000	07/17/33	2,836
4,000 USD	Philippine Government International Bond	2.9500	05/05/45	2,458
1,000 USD	Philippine Government International Bond	4.2000	03/29/47	745
16,000 USD	Qatar Government International Bond(b)	3.7500	04/16/30	14,632
10,000 USD	Qatar Government International Bond(b)	4.4000	04/16/50	7,735
145,000 USD	Republic of Angola Via Avenir Issuer II Ireland	6.9270	02/19/27	132,035
75,000 USD	Republic of Armenia International Bond(b)	3.6000	02/02/31	55,465
67,000 USD	Republic of Kenya Government International Bond(b)	7.0000	05/22/27	58,148
238,000 PLN	Republic of Poland Government Bond	2.7500	04/25/28	51,087
292,000 PLN	Republic of Poland Government Bond	1.7500	04/25/32	51,698
6,000 USD	Republic of Poland Government International Bond	5.7500	11/16/32	5,969
7,000 USD	Republic of Poland Government International Bond	4.8750	10/04/33	6,504
3,842,000 ZAR	Republic of South Africa Government Bond	8.5000	01/31/37	152,395
46,000 USD	Republic of South Africa Government International	4.3000	10/12/28	39,762
99,000 USD	Republic of South Africa Government International	5.8750	04/20/32	83,777
72,000 USD	Republic of South Africa Government International	6.3000	06/22/48	50,801
56,000 USD	Republic of South Africa Government International	5.7500	09/30/49	36,573
64,000 USD	Republic of South Africa Government International	7.3000	04/20/52	50,005
8,000 EUR	Romanian Government International Bond	2.3750	04/19/27	7,745
1,000 USD	Romanian Government International Bond(b)	6.6250	02/17/28	1,003

See accompanying notes which are an integral part of these financial statements.

DUNHAM INTERNATIONAL OPPORTUNITY BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2023

Principal		Coupon Rate
Amount		(%)	Maturity	Fair Value
	NON U.S. GOVERNMENT & AGENCIES — 25.2% (Continued)
	SOVEREIGN — 17.0% (Continued)
49,000 USD	Romanian Government International Bond(b)	7.1250	01/17/33	$48,866
2,000 EUR	Romanian Government International Bond	4.1250	03/11/39	1,579
13,000 USD	Saudi Government International Bond(b)	5.5000	10/25/32	12,755
35,000 USD	Saudi Government International Bond(b)	2.2500	02/02/33	26,367
9,000 USD	Saudi Government International Bond(b)	4.8750	07/18/33	8,392
2,000 USD	Saudi Government International Bond(b)	4.6250	10/04/47	1,516
1,000 USD	Saudi Government International Bond(b)	5.0000	04/17/49	799
395,000 USD	Sri Lanka Government International Bond(b)	7.8500	03/14/29	198,730
353,000 USD	Turkey Government International Bond	9.8750	01/15/28	370,147
43,000 USD	Turkey Government International Bond	9.3750	03/14/29	43,930
57,000 USD	Turkey Government International Bond	9.3750	03/14/29	58,232
107,000 USD	Turkey Government International Bond	9.1250	07/13/30	107,222
536,000 USD	Turkey Government International Bond	5.7500	05/11/47	351,260
56,000 USD	Ukraine Government International Bond(a),(b)	7.7500	09/01/25	15,996
455,000 USD	Ukraine Government International Bond(a),(b)	7.7500	09/01/26	129,835
136,000 USD	Ukraine Government International Bond(a)	0.0000	09/01/27	38,848
139,000 USD	Ukraine Government International Bond(a),(b)	7.3750	09/25/32	35,383
2,000 USD	Uruguay Government International Bond	4.3750	01/23/31	1,894
1,900,000 UYU	Uruguay Government International Bond	8.2500	05/21/31	43,389
87,000 USD	Zambia Government International Bond(b)	8.9700	07/30/27	53,394
				9,285,223
	SUPRANATIONAL — 0.5%
8,300,000 INR	European Bank for Reconstruction & Development	6.3000	10/26/27	96,675
200,000 EUR	European Investment Bank	1.1250	09/15/36	157,974
				254,649
	TOTAL NON U.S. GOVERNMENT & AGENCIES (Cost $15,947,819)			13,734,580

Shares
	SHORT-TERM INVESTMENTS — 5.6%
	COLLATERAL FOR SECURITIES LOANED - 2.1%
1,150,293	Mount Vernon Liquid Assets Portfolio, LLC, 5.49% (h),(j)			1,150,293

See accompanying notes which are an integral part of these financial statements.

DUNHAM INTERNATIONAL OPPORTUNITY BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2023

Shares		Fair Value
	SHORT-TERM INVESTMENTS — 5.6% (Continued)
	MONEY MARKET FUNDS - 3.5%
1,930,970	Fidelity Government Portfolio, CLASS I, 5.23% (h)	$1,930,970

	TOTAL SHORT-TERM INVESTMENTS (Cost $3,081,263)	3,081,263

	TOTAL INVESTMENTS - 98.2% (Cost $60,648,513)	$53,602,352
	OTHER ASSETS IN EXCESS OF LIABILITIES- 1.8%	957,296
	NET ASSETS - 100.0%	$54,559,648

OPEN FUTURES CONTRACTS
Number of				Value and Unrealized
Contracts	Open Long Futures Contracts	Expiration	Notional Amount(i)	Depreciation
46	Eurex 10 Year Euro BUND Future	12/07/2023	$6,279,543	$(162,525)
6	Eurex 30 Year Euro BUXL Future	12/07/2023	764,652	(79,629)
25	Long Gilt Future	12/27/2023	2,830,441	(53,775)
7	TSE Japanese 10 Year Bond Futures	12/13/2023	6,638,627	(103,987)
4	Ultra U.S. Treasury Bond Futures	12/19/2023	450,250	(57,625)
	TOTAL FUTURES CONTRACTS			$(457,541)

OPEN FUTURES CONTRACTS
Number of				Value and Unrealized
Contracts	Open Short Futures Contracts	Expiration	Notional Amount(i)	Appreciation
39	CBOT 10 Year US Treasury Note	12/19/2023	$4,140,703	$157,152
16	CBOT 5 Year US Treasury Note	12/29/2023	1,671,625	30,500
4	CBOT US Treasury Bond Futures	12/19/2023	437,750	41,500
13	Euro-BTP Italian Bond Futures	12/07/2023	1,516,414	69,731
	TOTAL FUTURES CONTRACTS			$298,883

CREDIT DEFAULT SWAP AGREEMENTS
								Amortized
								Upfront	Unrealized
	Payment		Fixed Deal	Implied				Payments Paid/	Appreciation/
Description	Frequency(k)	Counterparty	(Pay) Rate	Credit Spread	Maturity Date	Notional Amount(i)	Fair Value	(Received)	(Depreciation)
CDX.EM SERIES 40	To Buy Quarterly	Citibank	1.00%	228	12/20/2028	$4,075,000	217,360	193,898	23,462
ITRAXX EUROPE CROSSOVER SERIES 40	To Sell Quarterly	Citibank	5.00%	451	12/20/2028	3,090,000	(83,090)	(86,153)	3,063
TOTAL							$134,270	$107,745	$26,525

See accompanying notes which are an integral part of these financial statements.

DUNHAM INTERNATIONAL OPPORTUNITY BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2023

					Unrealized
Foreign Currency	Settlement Date	Counterparty	Local Currency	U.S. Dollar Value	Appreciation/(Depreciation)
To Buy:
Japanese Yen	11/02/2023	Citi Capital Markets	1,408,212	$9,291	$(91)
Singapore Dollar	11/02/2023	Citi Capital Markets	370,000	270,235	(706)
Brazilian Real	11/03/2023	JP Morgan Chase	105,000	20,827	(190)
Australian Dollar	11/06/2023	Citi Capital Markets	820,000	520,244	792
Canadian Dollar	11/06/2023	Citi Capital Markets	380,000	274,035	(3,398)
Japanese Yen	11/06/2023	JP Morgan Chase	31,770,000	209,740	(3,390)
Japanese Yen	11/16/2023	JP Morgan Chase	20,250,000	133,912	(2,875)
Mexican Peso	11/21/2023	Citi Capital Markets	2,520,000	139,320	(79)
Mexican Peso	11/21/2023	JP Morgan Chase	5,010,000	276,982	4,400
Singapore Dollar	12/04/2023	JP Morgan Chase	370,000	270,632	450
Australian Dollar	12/06/2023	Citi Capital Markets	820,000	520,785	(1,622)
Japanese Yen	12/06/2023	Citi Capital Markets	31,770,000	210,815	(2,697)
Thailand Baht	12/08/2023	JP Morgan Chase	1,875,000	52,065	1,321
Euro	01/19/2024	Barclay	120,000	127,483	300
Euro	01/19/2024	JP Morgan Chase	13,101	13,918	(12)
				$3,050,284	$(7,797)

To Sell:
Singapore Dollar	11/02/2023	JP Morgan Chase	370,000	$270,235	$(414)
Brazilian Real	11/03/2023	JP Morgan Chase	105,000	20,827	472
Australian Dollar	11/06/2023	Citi Capital Markets	820,000	520,244	1,658
Canadian Dollar	11/06/2023	Citi Capital Markets	380,000	274,035	5,570
Euro	11/06/2023	Barclay	6,308,707	6,677,723	(37,724)
Japanese Yen	11/06/2023	Citi Capital Markets	31,770,000	209,740	2,755
Brazilian Real	01/03/2024	JP Morgan Chase	105,000	20,680	192
Australian Dollar	01/19/2024	JP Morgan Chase	676,600	430,338	2,310
British Pound	01/19/2024	Citi Capital Markets	1,086,300	1,321,054	3,610
Canadian Dollar	01/19/2024	Citi Capital Markets	826,000	596,483	10,340
Euro	01/19/2024	Barclay	10,676,600	11,342,378	(16,933)
Japanese Yen	01/19/2024	Barclay	43,119,500	288,314	4,135
				$21,972,051	$(24,029)

Total					$(31,826)

See accompanying notes which are an integral part of these financial statements.

DUNHAM INTERNATIONAL OPPORTUNITY BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2023

				Local Currency	Local Currency			Unrealized
		Settlement		Amount	Amount Purchased	U.S. Dollar Market	U.S. Dollar Market	Appreciation/
Foreign Currency		Date	Counterparty	Purchased Buy	Sell	Value Buy	Value Sell	(Depreciation)
To Buy:	To Sell:
Euro	Japanese Yen	11/2/2023	JP Morgan Chase	1,020,000	161,582,485	1,079,479	(1,066,023)	$13,456
Japanese Yen	Euro	11/2/2023	JP Morgan Chase	160,174,272	1,020,000	1,056,733	(1,079,479)	(22,746)
British Pound	Euro	11/27/2023	Citi Capital Markets	445,225	510,000	541,166	(540,314)	852
Japanese Yen	Euro	12/4/2023	JP Morgan Chase	160,971,615	1,020,000	1,067,754	(1,080,981)	(13,227)
British Pound	Euro	1/19/2024	Barclay	19,900	22,728	24,201	(24,146)	55
Euro	British Pound	1/19/2024	JP Morgan Chase	1,369,522	1,193,500	1,454,923	(1,451,420)	3,503
				324,000,534	165,348,713	$5,224,256	$5,242,363	$(18,107)

Total								$(18,107)

A/S	- Anonim Sirketi

LLC	- Limited Liability Company

LP	- Limited Partnership

LTD	- Limited Company

NV	- Naamioze Vennootschap

PLC	- Public Limited Company

REIT	- Real Estate Investment Trust

SA	- Société Anonyme

SA de CV	- Sociedad Anonima de Capital Variable

EUR003M	Euribor 3 Month

EUSA5	EUR SWAP ANN (VS 6M) 5Y

H15T1Y	US Treasury Yield Curve Rate T Note Constant Maturity 1 Year

H15T5Y	US Treasury Yield Curve Rate T Note Constant Maturity 5 Year

SOFRRATE	United States SOFR Secured Overnight Financing Rate

AUD	Australian Dollar

BRL	Brazilian Real

CAD	Canadian Dollar

COP	Columbian Peso

EUR	Euro

GBP	British Pound

IDR	Indonesia Rupiah

INR	Indian Rupee

MXN	Mexican Peso

PLN	Polish Zloty

THB	Thailand Baht

USD	US Dollars

UYU	Uruguayan Peso

ZAR	South African Rand

See accompanying notes which are an integral part of these financial statements.

DUNHAM INTERNATIONAL OPPORTUNITY BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2023

(a)	Non-income producing security.

(b)	Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of October 31, 2023 the total market value of 144A securities is $19,184,659 or 35.2% of net assets.

(c)	Variable rate security; the rate shown represents the rate on October 31, 2023.

(d)	All or a portion of these securities are on loan. Total loaned securities had a value of $1,128,954 at October 31, 2023.

(e)	Represents issuer in default on interest payments; non-income producing security.

(f)	Percentage rounds to less than 0.1%.

(g)	Step bond. Coupon rate is fixed rate that changes on a specified date. The rate shown is the current rate at October 31, 2023.

(h)	Rate disclosed is the seven day effective yield as of October 31, 2023.

(i)	The amounts shown are the underlying reference notional amounts to stock exchange indices and equities upon which the fair value of the futures contracts held by the Fund are based. Notional values do not represent the current fair value of, and are not necessarily indicative of the future cash flows of the Fund’s futures contracts. Further, the underlying price changes in relation to the variables specified by the notional values affects the fair value of these derivative financial instruments. The notional values as set forth within this schedule do not purport to represent economic value at risk to the Fund.

(j)	The Trust’s securities lending policies and procedures require that the borrower: deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. From time to time the collateral may not be 102% due to end of day market movement. The next business day additional collateral is obtained/received from the borrower to replenish/reestablish 102%.

(k)	If the Fund is a seller of protection and if a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising of the referenced index.

See accompanying notes which are an integral part of these financial statements.

Dunham Large Cap Value Fund (Unaudited)
Message from the Sub-Adviser (Great Lakes Advisors. LLC)

Asset Class Recap

Overall large cap value stocks experienced volatility throughout the fiscal year. During the period large cap value stocks as measured by the Russell 1000 Value Index peaked in July and hit its lowest point in October. This volatility could potentially be explained by market uncertainties and a continuation of six consecutive Federal Reserve rate hikes throughout the period, which may have made highly liquid cash yielding accounts an attractive alternative for investors to hide. In total, a staggering average of 5.2 trillion dollars in cash was on the sidelines as measured by the MMFA Index. That number was up nearly half a trillion dollars from the year earlier. With tighter monetary policy potentially getting a grip on inflation without tipping the economy into a recession, this cash may stand to be deployed into equity markets when investors start to look for more robust returns heading into the new year. Although the dispersion in returns was relatively more pronounced than in previous years, even with the recent volatility and an unclear outlook on economic growth, both asset classes ended the period positive. For the fiscal year ending October 31, 2023, large cap value stocks, as measured by the Russell 1000 Value Index, finished rather flat, up only 0.13 percent, underperforming large cap growth stocks, as measured by the Russell 1000 Growth Index, which increased 18.9 percent.

Allocation Review

The Sub-Adviser’s investment philosophy is centered on the belief that alpha generation is driven by bottom-up stock selection rather than taking large sector bets. With that being said, the largest contributor to Fund performance for the fiscal year was the technology sector. From an absolute perspective the technology sector was up over 40 percent for the year. The Fund’s nearly 4 percent overweight to the sector combined with strong security selection contributed to positive Fund performance. Another sector that contributed to Fund performance was the materials and processing sector. Thanks to the Sub-Adviser’s effective security selection. A couple of sectors that served as the most significant detractors from Fund performance were consumer discretionary and financial services. Within the consumer discretionary sector poor security selection had a negative impact on relative performance, as the sector within the Fund was down 11.7 percent compared to the benchmark which was up 0.1 percent. Although the Fund had a slight underweight to financials, which helped from a relative standpoint, weak security selection prevailed and overall hurt fund performance.

Holding Insight

Within the best performing sector, technology, one holding specifically that had a fantastic year was Meta Platforms, Inc. (META) (holding weight*: 1.73 percent). A social technology company that builds applications and technologies that help people connect, find communities, and grow business worldwide. META saw a significant growth in its valuation, which finished the fiscal year up 223.4 percent. The rally may have been caused by a growing investment in artificial intelligence and technology like virtual reality, along with a sharp increase in its core digital advertising business. The Fund’s exposure to Broadcom, Inc. (AVGO) (holding weight*: 1.29 percent), a global company that designs, develops, and supplies various semiconductor devices, helped boost performance. AVGO closed out the fiscal year with an 83.8 percent increase. Broadcom likely benefited from the need for generative AI capabilities which created a massive demand for its networking chips used in data centers. Another outperforming position came from the materials and processing sector. Owens Corning (OC) (holding weight*: 0.76 percent), one of the top global makers of building and construction materials for residential and commercial developers. OC was up 35.0 percent for the period. Owens Corning may have benefited from the historical 22-year high mortgage rates, having caused people to think twice about moving to a new home. If people can’t afford to take on a new mortgage at the higher rates, they may choose to improve what they already have, making their current homes a nicer place to live as well as raising its value. That is one of the markets Owens Corning played in its roofing business, largely driven by repair and remodeling activity.

A company that contributed to a pull back from Fund performance was Target Corporation (TGT) (holding weight*: 0.86 percent), a general merchandise retailer in the United States offering a variety of products through tangible locations as well as online. TGT was down 30.6 percent for the period, likely caused by the closure of nine U.S. locations, excess inventory, and rampant organized retail theft. Additionally, Truist Financial Corporation (TFC) (holding weight*: 0.37 percent), a holding company, which provides banking and trust services in the United Sates declined 32.9 percent for the fiscal year. This may have stemmed from the fallout from the banking crisis earlier this year. The worst performing position over the fiscal year came from the financial sector. PayPal Holdings, Inc. (PYPL) (holding weight*: 0.97 percent), which offers a technology platform that enables digital and mobile payments on behalf of consumers and merchants fell 38.0 percent. Likely from a combination of shrinking margins, a decline in active accounts, and intensifying competition with Apple Pay giving consumers another option at checkout rather than PYPL.

Sub-Adviser Outlook

The Sub-Adviser is cautiously optimistic for the remainder of 2023 and 2024. The Sub-Adviser believes that monetary tightening has affected equity markets, leading to economic weakness, but still market participants have remained resilient. Given the mixed ques, the Sub-Adviser is confident that avoiding landmines is key to positive relative performance. The Sub-Advisor will continue to implement its disciplined investment process, finding areas in the market that have seen recent weakness, and capitalizing on the shift in price. Focusing on corporate fundamentals is essential when identifying companies that are resilient enough to take on the current market environment, along with valuations that stand out. The Sub-Adviser recognizes that it cannot add value for clients without taking risk. Its focus is on identifying what the Sub-Adviser considers intelligent risks – the risks that are most likely to contribute to outperforming the benchmark and least likely to cause unnecessary volatility.

*	Holdings percentage(s) of total investments, cash and unsettled trades excluding collateral for securities loaned as of 10/31/2023.

Dunham Large Cap Value Fund
PORTFOLIO REVIEW (Unaudited)
October 31, 2023

The Fund’s performance figures* for each of the periods ended October 31, 2023, compared to its benchmarks:

		Annualized	Annualized
	1 Year Return	5 Year Return	10 Year Return
Class N	(1.14)%	6.74%	6.82%
Class A with Load 5.75%	(7.06)%	5.21%	5.92%
Class A without load	(1.41)%	6.46%	6.55%
Class C	(2.09)%	5.67%	5.76%
Russell 1000 Value Index (a)	0.13%	6.60%	7.60%
Morningstar Large Cap Value Category (b)	0.76%	6.91%	7.34%

*	Total Returns are calculated based on traded NAVs. As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including underlying funds, are 1.26% for Class N, 2.26% for Class C and 1.51% for Class A. Class A shares are subject to a sales load of 5.75% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of Fund shares or Fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

(a)	The Russell 1000 Value Index is a subset of the Russell 1000 Index which measures the performance of the stocks of the 1000 largest companies in the Russell 3000 Index based on market capitalization. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in an index or benchmark.

(b)	The Morningstar Large Cap Value Category is generally representative of mutual funds that primarily invest in big (large capitalization) U.S. companies that are less expensive or growing more slowly than other large-cap stocks.

Comparison of the Change in Value of a $100,000 Investment

Portfolio Composition * (Unaudited)
Collateral for Securities Loaned	8.1%
Oil & Gas Producers	7.4%
Biotech & Pharma	6.8%
Medical Equipment & Devices	6.2%
Banking	5.8%
Insurance	5.1%
Health Care Facilities & Services	4.4%
Electric Utilities	3.8%
Semiconductors	3.2%
Others	49.4%
Total	100.0%

*   Based on total value of investments as of October 31, 2023. Does not include derivative holdings.

Percentage may differ from Schedule of Investments which are based on Fund net assets.

Please refer to the Schedule of Investments for a more detailed listing of the Fund’s holdings.

DUNHAM LARGE CAP VALUE FUND
SCHEDULE OF INVESTMENTS
October 31, 2023

Shares		Fair Value
	COMMON STOCKS — 97.9%
	AEROSPACE & DEFENSE - 3.0%
9,826	L3Harris Technologies, Inc.	$1,762,883
28,587	Raytheon Technologies Corporation	2,326,695
		4,089,578
	ASSET MANAGEMENT - 1.6%
3,637	BlackRock, Inc.	2,226,862

	AUTOMOTIVE - 0.7%
33,963	General Motors Company	957,757

	BANKING - 6.3%
86,873	Bank of America Corporation	2,288,235
28,059	JPMorgan Chase & Company	3,901,884
17,945	Truist Financial Corporation	508,920
48,748	Wells Fargo & Company	1,938,708
		8,637,747
	BIOTECH & PHARMA - 7.3%
10,385	AbbVie, Inc.	1,466,154
5,786	Amgen, Inc. (b)	1,479,480
36,603	Bristol-Myers Squibb Company	1,886,153
12,551	Johnson & Johnson	1,861,815
33,147	Merck & Co., Inc.	3,404,197
		10,097,799
	CHEMICALS - 3.3%
6,912	Air Products and Chemicals, Inc.	1,952,225
31,232	Corteva, Inc.	1,503,508
16,027	DuPont de Nemours, Inc.(a)(b)	1,168,048
		4,623,781
	CONSTRUCTION MATERIALS - 2.1%
4,350	Martin Marietta Materials, Inc.	1,778,889
9,191	Owens Corning	1,041,984
		2,820,873
	CONSUMER SERVICES - 0.6%
15,537	Service Corp International(a)	845,524

See accompanying notes which are an integral part of these financial statements.

DUNHAM LARGE CAP VALUE FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2023

Shares		Fair Value
	COMMON STOCKS — 97.9% (Continued)
	DIVERSIFIED INDUSTRIALS - 1.8%
13,305	Honeywell International, Inc.	$2,438,274

	ELECTRIC UTILITIES - 4.1%
20,359	Duke Energy Corporation(a)	1,809,712
46,329	NextEra Energy, Inc.	2,700,980
18,376	Xcel Energy, Inc.	1,089,146
		5,599,838
	ELECTRICAL EQUIPMENT - 1.1%
30,839	Johnson Controls International PLC	1,511,728

	ENGINEERING & CONSTRUCTION - 1.4%
11,319	Quanta Services, Inc.	1,891,631

	ENTERTAINMENT CONTENT - 2.6%
41,555	Fox Corporation, Class A	1,262,856
27,743	Walt Disney Company (The)(b)	2,263,552
		3,526,408
	FOOD - 2.6%
40,454	Mondelez International, Inc., A	2,678,458
20,285	Tyson Foods, Inc., Class A(a)	940,210
		3,618,668
	HEALTH CARE FACILITIES & SERVICES - 4.7%
12,282	Cencora, Inc.	2,274,012
27,362	CVS Health Corporation	1,888,252
4,347	UnitedHealth Group, Inc.	2,328,079
		6,490,343
	HOUSEHOLD PRODUCTS - 2.1%
18,818	Procter & Gamble Company (The)	2,823,265

	INDUSTRIAL REIT - 0.9%
12,048	Prologis, Inc.	1,213,836

See accompanying notes which are an integral part of these financial statements.

DUNHAM LARGE CAP VALUE FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2023

Shares		Fair Value
	COMMON STOCKS — 97.9% (Continued)
	INFRASTRUCTURE REIT - 1.2%
9,036	American Tower Corp., A	$1,610,125

	INSTITUTIONAL FINANCIAL SERVICES - 2.1%
17,792	Bank of New York Mellon Corporation (The)	756,160
19,365	Intercontinental Exchange, Inc.	2,080,576
		2,836,736
	INSURANCE - 5.6%
8,166	Berkshire Hathaway, Inc., Class B(b)	2,787,301
24,992	Hartford Financial Services Group, Inc. (The)	1,835,662
12,057	Prudential Financial, Inc.(a)	1,102,492
11,132	Travelers Companies, Inc. (The)	1,863,942
		7,589,397
	INTERNET MEDIA & SERVICES - 3.1%
15,519	Alphabet, Inc., A(b)	1,925,598
7,847	Meta Platforms, Inc., Class A(b)	2,364,066
		4,289,664
	LEISURE FACILITIES & SERVICES - 1.1%
10,681	Darden Restaurants, Inc.	1,554,406

	MACHINERY - 2.4%
5,546	Caterpillar, Inc.	1,253,673
5,474	Parker-Hannifin Corporation	2,019,414
		3,273,087
	MEDICAL EQUIPMENT & DEVICES - 6.7%
33,810	Abbott Laboratories	3,196,735
57,804	Avantor, Inc.(b)	1,007,524
5,098	Becton Dickinson and Company	1,288,672
4,673	Stryker Corporation	1,262,738
5,397	Thermo Fisher Scientific, Inc.	2,400,424
		9,156,093
	OIL & GAS PRODUCERS - 8.0%
23,348	ConocoPhillips	2,773,742
16,718	EOG Resources, Inc.	2,110,648
45,470	Exxon Mobil Corporation(a)	4,813,000

See accompanying notes which are an integral part of these financial statements.

DUNHAM LARGE CAP VALUE FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2023

Shares		Fair Value
	COMMON STOCKS — 97.9% (Continued)
	OIL & GAS PRODUCERS - 8.0% (Continued)
10,838	Phillips 66	$1,236,291
		10,933,681
	OIL & GAS SERVICES & EQUIPMENT - 1.6%
38,878	Schlumberger Ltd.	2,163,949

	RESIDENTIAL REIT - 1.1%
23,762	Equity LifeStyle Properties, Inc.(a)	1,563,540

	RETAIL - CONSUMER STAPLES - 0.9%
10,569	Target Corporation	1,170,940

	RETAIL - DISCRETIONARY - 1.4%
9,329	Lowe’s Companies, Inc.(a)	1,777,827

	SELF-STORAGE REIT - 1.2%
6,613	Public Storage(a)	1,578,589

	SEMICONDUCTORS - 3.5%
2,094	Broadcom, Inc.	1,761,828
23,647	Micron Technology, Inc.	1,581,275
21,701	ON Semiconductor Corporation(a),(b)	1,359,351
		4,702,454
	SOFTWARE - 2.9%
5,028	Microsoft Corp.	1,700,017
22,134	Oracle Corporation	2,288,656
		3,988,673
	SPECIALTY FINANCE - 0.9%
8,250	American Express Company	1,204,748

	TECHNOLOGY HARDWARE - 1.7%
8,409	Motorola Solutions, Inc.	2,341,570

	TECHNOLOGY SERVICES - 2.5%
25,511	PayPal Holdings, Inc.(b)	1,321,470

See accompanying notes which are an integral part of these financial statements.

DUNHAM LARGE CAP VALUE FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2023

Shares		Fair Value
	COMMON STOCKS — 97.9% (Continued)
	TECHNOLOGY SERVICES - 2.5% (Continued)
6,001	S&P Global, Inc.	$2,096,209
		3,417,679
	TELECOMMUNICATIONS - 1.2%
47,295	Verizon Communications, Inc.	1,661,473

	TRANSPORTATION & LOGISTICS - 2.6%
69,747	CSX Corporation	2,081,949
16,232	Knight-Swift Transportation Holdings, Inc.	793,583
31,341	Southwest Airlines Company	696,710
		3,572,242

	TOTAL COMMON STOCKS (Cost $106,409,104)	133,800,785

	SHORT-TERM INVESTMENTS — 10.9%
	COLLATERAL FOR SECURITIES LOANED - 8.8%
12,014,247	Mount Vernon Liquid Assets Portfolio, LLC, , 5.49%(c)(d)	12,014,247

	MONEY MARKET FUNDS - 2.1%
2,862,807	Invesco Treasury Portfolio Inst., Institutional Class, 5.27%(c)	2,862,807

	TOTAL SHORT-TERM INVESTMENTS (Cost $14,877,054)	14,877,054

	TOTAL INVESTMENTS - 108.8% (Cost $121,286,158)	$148,677,839
	LIABILITIES IN EXCESS OF OTHER ASSETS - (8.8)%	(11,966,983)
	NET ASSETS - 100.0%	$136,710,856

LLC	- Limited Liability Company

LTD	- Limited Company

PLC	- Public Limited Company

REIT	- Real Estate Investment Trust

(a)	All or a portion of these securities are on loan. Total loaned securities had a value of $11,804,785 at October 31, 2023.

(b)	Non-income producing security.

(c)	Rate disclosed is the seven day effective yield as of October 31, 2023.

(d)	The Trust’s securities lending policies and procedures require that the borrower: deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. From time to time the collateral may not be 102% due to end of day market movement. The next business day additional collateral is obtained/received from the borrower to replenish/reestablish 102%.

See accompanying notes which are an integral part of these financial statements.

Dunham Small Cap Value Fund (Unaudited)
Message from the Sub-Adviser (Ziegler Capital Management, LLC)(“ZCM”)

Asset Class Recap

Despite experiencing a strong rebound in the third fiscal quarter, small cap value stocks, as measured by the Russell 2000 Value Index, posted a negative 9.93 percent return during the fiscal year. The fourth fiscal quarter’s decline of 15.2 percent unwound all of the positive recovery experienced in the third fiscal quarter. These declines were primarily attributable to concerns that the Fed’s mission to squash inflation may come at the cost of a meaningful recession. In addition, the banking worries in the first half of the fiscal year did not dissipate as the 12-month period came to a close and the yield curve remained inverted. Although the Consumer & Producer Price Index reports have shown inflation softening, the Fed has made corresponding comments that have reinforced a hawkish outlook for rates. Therefore, there has been increased discussions regarding how smaller businesses may weather a prolonged high rate environment, especially as a substantial portion of their debt comes due over the next couple of years at significantly higher rates than what they locked in over the past years. During the fiscal year, small cap value stocks underperformed their small cap growth counterparts, as measured by the Russell 2000 Growth Index, by 2.3 percent.

Allocation Review

The Sub-Adviser attempts to match the Fund’s sector allocation to the benchmark index; therefore, changes to benchmark weights are generally quickly reflected within the Fund. By maintaining a similar sector allocation to the benchmark index, the Sub-Adviser is striving to maximize how much security selection, as opposed to sector allocation differences, effects the dispersion in returns between the Fund and the benchmark index over time. Therefore, the largest average sector weights in the Fund over the twelve-month period were a nearly 35 percent allocation to the financial services sector, a 12 percent allocation to the producer durables sector, and an approximate 10 percent allocation to the consumer discretionary sector. Of these three largest sectors, the worst performer in the benchmark index and the Fund was the financial services sector as the banking issues near the beginning of 2023 significantly impacted performance. Conversely, the best performing of these three sectors in the benchmark index and the Fund was the producer durables sector. As the financial services sector in the benchmark index fell more than 17 percent and the producer durables sector increased nearly 10 percent, this resulted in a nearly 27 percent dispersion between the two sectors.

Holdings Insights

The Sub-Adviser’s superior stock selection within the financial services and producer durables sectors more than offset their adverse selection within the consumer discretionary, materials & processing, technology, and energy sectors. Within the financial services sector, the Fund did not avoid holding the poor-performing banks such as Heritage Financial Corporation (HFWA) (holding weight*: 0.84 percent), a regional bank in the Pacific Northwest, Heartland Financial USA, Inc. (HTLF) (holding weight*: 1.16 percent), a bank that primarily operates in the Mid-West, and Banner Corporation (BANR) (holding weight*: 1.13 percent), a bank that primarily operates in the Western U.S. and Idaho. However, the financial services sector was also home to real estate-oriented companies such as Essential Properties Realty (EPRT) (holding weight*: 1.60 percent), a lessor of single-tenant commercial properties, Mr. Cooper Group Inc. (COOP) (holding weight*: 1.42 percent), a mortgage and loan servicer, and Essent Group Ltd. (ESNT) (holding weight*: 1.06 percent), a mortgage insurance and re-insurance provider. During the fiscal year, HFWA, HTLF, and BANR fell 49.1 percent, 42.6 percent, and 42.0 percent, respectively. Over the same 12-month time period, EPRT, COOP, and ESNT increased 7.0 percent, 43.2 percent, and 22.1 percent, respectively.

As the producer durables sector finished the fiscal year as one of the strongest performing sectors, detractors from absolute performance were hard to come by. One of the worst performers within the sector was Belden Inc. (BDC) (holding weight*: 0.64 percent), a cable and networking products provider, which increased 2.1 percent, underperforming the sector as a whole by close to 8 percent. However, holdings such as SkyWest Inc. (SKYW) (holding weight*: 1.53 percent), a regional airline, and Encore Wire Corp. (WIRE) (holding weight*: 0.87 percent), a manufacturer of copper and aluminum wire, surged 138.5 percent and 30.0 percent during the same 12-month period, substantially contributing to outperformance in the sector. Conversely, the consumer discretionary sector contained more absolute detractors for the Fund and few contributors. For example, the Fund held American Axle & Manufacturing Holdings (AXL) (holding weight*: 1.13 percent), an automotive supplier of drivetrain systems, and Sally Beauty Holdings Inc. (SBH) (holding weight*: 0.60 percent), a distributor of retail beauty products. During the fiscal year, AXL and SBH declined 30.3 percent and 33.1 percent, respectively. Despite being one of the smaller sectors within the benchmark index and the Fund, one of the best performers was found within the technology sector. The Fund held LiveRamp Holdings, Inc. (RAMP) (holding weight*: 1.85 percent), a marketing technology company, which rose 50.7 percent during the fiscal year.

Sub-Adviser Outlook

The Sub-Adviser believes that the primary factors it utilizes to select small cap value stocks are capturing opportunities as the performance dispersion amongst sector constituents remains high. The Sub-Adviser continues to implement its quantitatively driven approach, focusing on what its industry-specific factors have identified as attractive opportunities. The Sub-Adviser remains disciplined in its application of its models and factors and it recognizes that subjective tampering can derail its systematic process. The Sub-Adviser has broadly maintained a higher focus on what it believes are quality-oriented factors, which the Sub-Adviser believes may prevail as smaller capitalization companies seek refinancing amidst the higher rate environment. It believes that this may result in an increase in defaults and a higher dispersion between companies that have been more diligent in the maintenance of their balance sheet and those that have overextended their debt burden during the long low-rate environment that was abruptly cut short by the Fed’s tightening. However, the Sub-Adviser does not reposition its industry specific factors based on market expectations or macroeconomic outlook, and instead the Sub-Adviser maintains the expectation that valuation-oriented, high-quality seeking signals will prevail.

*	Holdings percentage(s) of total investments, cash and unsettled trades excluding collateral for securities loaned as of 10/31/2023.

Dunham Small Cap Value Fund
PORTFOLIO REVIEW (Unaudited)
October 31, 2023

The Fund’s performance figures* for each of the periods ended October 31, 2023, compared to its benchmarks:

		Annualized	Annualized
	1 Year Return	5 Year Return	10 Year Return
Class N	(5.61)%	3.51%	5.44%
Class A with Load 5.75%	(11.23)%	2.03%	4.56%
Class A without load	(5.81)%	3.24%	5.18%
Class C	(6.53)%	2.47%	4.39%
Russell 2000 Value Index (a)	(9.93)%	3.26%	5.20%
Morningstar Small Cap Value Category (b)	(3.36)%	5.24%	5.53%

*	Total Returns are calculated based on traded NAVs. As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including underlying funds, are 1.61% for Class N, 2.61% for Class C and 1.86% for Class A. Class A shares are subject to a sales load of 5.75% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of Fund shares or Fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

(a)	The Russell 2000 Value Index is an unmanaged index that measures the performance of small cap companies in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth rates. Investors cannot invest directly in an index or benchmark.

(b)	The Morningstar Small Cap Value Category is generally representative of mutual funds that primarily invest in small (small capitalization) U.S. companies that are less expensive or growing more slowly than other small-cap stocks.

Comparison of the Change in Value of a $100,000 Investment

Portfolio Composition * (Unaudited)
Collateral for Securities Loaned	22.9%
Banking	12.5%
Oil & Gas Producers	6.8%
Biotech & Pharma	4.7%
Retail - Discretionary	3.9%
Commercial Support Services	3.4%
Home Construction	3.4%
Retail REIT	3.2%
Industrial Intermediate Prod	2.5%
Other	36.9%
Total	100.0%

*   Based on total value of investments as of October 31, 2023. Does not include derivative holdings.

Percentage may differ from Schedule of Investments which are based on Fund net assets.

Please refer to the Schedule of Investments for a more detailed listing of the Fund’s holdings.

DUNHAM SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS
October 31, 2023

Shares		Fair Value
	COMMON STOCKS — 99.6%
	AEROSPACE & DEFENSE - 1.3%
13,488	AAR Corporation(a)	$800,648

	APPAREL & TEXTILE PRODUCTS - 1.1%
8,160	Oxford Industries, Inc.(b)	688,704

	ASSET MANAGEMENT - 1.0%
20,900	Victory Capital Holdings, Inc.(b)	615,714

	AUTOMOTIVE - 1.1%
100,777	American Axle & Manufacturing Holdings, Inc.(a)	680,245

	BANKING - 16.1%
33,881	Amalgamated Financial Corporation	617,989
16,034	Banner Corporation	676,795
27,001	Berkshire Hills Bancorp, Inc.	529,490
36,916	Central Pacific Financial Corporation	582,534
18,700	Enterprise Financial Services Corporation	650,199
17,109	First Financial Corporation	588,721
21,298	Hancock Whitney Corporation(b)	733,290
33,921	Hanmi Financial Corporation	497,960
25,309	Heartland Financial USA, Inc.	693,467
31,118	Heritage Financial Corporation	506,290
23,735	Independent Bank Corporation	473,513
57,320	Old National Bancorp(b)	785,285
48,490	Old Second Bancorp, Inc.	657,524
14,233	Pathward Financial, Inc.	644,613
22,659	Peoples Bancorp, Inc.	624,935
16,842	TrustCompany Bank Corp NY	429,976
		9,692,581
	BIOTECH & PHARMA - 6.1%
8,200	ANI Pharmaceuticals, Inc.(a)	506,268
27,249	Anika Therapeutics, Inc.(a),(b)	531,356
16,000	Arcturus Therapeutics Holdings, Inc.(a)	305,600
27,298	Bridgebio Pharma, Inc.(a),(b)	710,840

See accompanying notes which are an integral part of these financial statements.

DUNHAM SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2023

Shares		Fair Value
	COMMON STOCKS — 99.6% (Continued)
	BIOTECH & PHARMA - 6.1% (Continued)
20,500	Dynavax Technologies Corporation(a),(b)	$291,305
17,073	Eagle Pharmaceuticals, Inc.(a)	234,412
27,435	Ideaya Biosciences, Inc.(a),(b)	745,409
48,771	Liquidia Technologies, Inc.(a),(b)	317,499
		3,642,689
	CHEMICALS - 2.1%
22,251	AdvanSix, Inc.	613,015
12,734	Minerals Technologies, Inc.	688,400
		1,301,415
	COMMERCIAL SUPPORT SERVICES - 4.5%
9,200	ASGN, Inc.(a)	767,832
44,900	Deluxe Corporation	765,545
8,095	Huron Consulting Group, Inc.(a)	804,318
12,015	Schnitzer Steel Industries, Inc., Class A	272,861
		2,610,556
	CONTAINERS & PACKAGING - 1.0%
38,925	O-I Glass, Inc.(a)	601,391

	ELECTRIC UTILITIES - 1.1%
21,681	Avista Corporation	687,071

	ELECTRICAL EQUIPMENT - 1.8%
5,450	Belden, Inc.	386,405
24,000	Vontier Corporation	709,440
		1,095,845
	FOOD - 1.3%
31,717	Fresh Del Monte Produce, Inc.	792,925

	GAS & WATER UTILITIES - 2.9%
9,930	ONE Gas, Inc.(b)	599,771
9,124	SJW Group	570,068
10,277	Spire, Inc.(b)	571,710
		1,741,549

See accompanying notes which are an integral part of these financial statements.

DUNHAM SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2023

Shares		Fair Value
	COMMON STOCKS — 99.6% (Continued)
	HEALTH CARE FACILITIES & SERVICES - 1.5%
51,902	AdaptHealth Corporation(a)	$380,442
22,200	Select Medical Holdings Corporation	504,606
		885,048
	HEALTH CARE REIT - 1.3%
36,002	CareTrust REIT, Inc.(b)	774,764

	HOME CONSTRUCTION - 4.5%
39,700	JELD-WEN Holding, Inc.(a)	449,801
8,270	M/I Homes, Inc.(a),(b)	678,719
10,506	Patrick Industries, Inc.(b)	789,526
18,923	Taylor Morrison Home Corporation(a)	725,129
		2,643,175
	HOTEL REIT - 0.9%
60,380	RLJ Lodging Trust	567,572

	INDUSTRIAL INTERMEDIATE PROD - 3.2%
7,680	EnPro Industries, Inc.	852,941
28,986	Mueller Industries, Inc.(b)	1,093,062
		1,946,003
	INDUSTRIAL REIT - 1.1%
33,244	Plymouth Industrial REIT, Inc.	662,885

	INSTITUTIONAL FINANCIAL SERVICES - 1.6%
7,200	Evercore Partners, Inc., Class A	937,296

	INSURANCE - 1.3%
13,544	Axis Capital Holdings Ltd.	773,362

	INTERNET MEDIA & SERVICES - 0.8%
31,387	TripAdvisor, Inc.(a),(b)	463,272

	LEISURE FACILITIES & SERVICES - 1.0%
26,831	Bloomin’ Brands, Inc.(b)	626,236

See accompanying notes which are an integral part of these financial statements.

DUNHAM SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2023

Shares		Fair Value
	COMMON STOCKS — 99.6% (Continued)
	MACHINERY - 0.8%
16,315	Columbus McKinnon Corporation	$498,750

	MEDICAL EQUIPMENT & DEVICES - 0.8%
27,118	Avanos Medical, Inc.(a)	497,886

	METALS & MINING - 0.9%
2,914	Encore Wire Corporation(b)	521,111

	MORTGAGE FINANCE - 1.9%
64,144	Ladder Capital Corporation	648,496
53,487	Ready Capital Corporation(b)	504,382
		1,152,878
	OFFICE REIT - 1.0%
34,727	Cousins Properties, Inc.	620,571

	OIL & GAS PRODUCERS - 8.8%
37,500	CNX Resources Corporation(a),(b)	814,500
46,400	Crescent Energy Company(b)	565,152
7,400	Gulfport Energy Corporation(a)	914,714
20,000	Northern Oil and Gas, Inc.(b)	766,800
14,000	Par Pacific Holdings, Inc.(a)	459,480
21,979	PBF Energy, Inc., Class A	1,044,662
20,796	SilverBow Resources, Inc.(a)	709,144
		5,274,452
	OIL & GAS SERVICES & EQUIPMENT - 2.8%
44,618	Liberty Oilfield Services, Inc., Class A(b)	878,974
97,524	RPC, Inc.(b)	811,400
		1,690,374
	REAL ESTATE OWNERS & DEVELOPERS - 0.7%
6,600	Howard Hughes Holdings, Inc.(a)	437,778

	RESIDENTIAL REIT - 0.7%
8,321	Centerspace	404,234

See accompanying notes which are an integral part of these financial statements.

DUNHAM SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2023

Shares		Fair Value
	COMMON STOCKS — 99.6% (Continued)
	RETAIL - CONSUMER STAPLES - 1.4%
10,293	Ingles Markets, Inc., Class A	$825,704

	RETAIL - DISCRETIONARY - 5.1%
13,701	Academy Sports & Outdoors, Inc.(b)	614,353
3,590	Asbury Automotive Group, Inc.(a),(b)	687,018
29,254	Ethan Allen Interiors, Inc.(b)	768,210
42,458	Sally Beauty Holdings, Inc.(a),(b)	360,893
8,405	Signet Jewelers Ltd.(b)	586,921
		3,017,395
	RETAIL REIT - 4.2%
50,057	Acadia Realty Trust	716,816
43,751	Essential Properties Realty Trust, Inc.(b)	960,335
21,513	Spirit Realty Capital, Inc.	774,253
		2,451,404
	SEMICONDUCTORS - 2.0%
10,561	Diodes, Inc.(a)	687,311
19,690	Ultra Clean Holdings, Inc.(a),(b)	469,803
		1,157,114
	SOFTWARE - 1.2%
81,125	SolarWinds Corporation(a)	747,161

	SPECIALTY FINANCE - 2.4%
13,425	Essent Group Ltd.	634,197
15,079	Mr Cooper Group, Inc.(a)	852,416
		1,486,613
	SPECIALTY REIT - 0.7%
10,192	EPR Properties(b)	435,198

	TECHNOLOGY HARDWARE - 1.0%
79,889	Viavi Solutions, Inc.(a)	621,536

	TECHNOLOGY SERVICES - 1.9%
40,056	LiveRamp Holdings, Inc.(a),(b)	1,107,949

See accompanying notes which are an integral part of these financial statements.

DUNHAM SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2023

Shares		Fair Value
	COMMON STOCKS — 99.6% (Continued)
	TRANSPORTATION & LOGISTICS - 2.7%
17,354	Covenant Logistics Group, Inc.	$685,222
21,811	SkyWest, Inc.(a)	919,770
		1,604,992

	TOTAL COMMON STOCKS (Cost $61,681,771)	59,784,046

	SHORT-TERM INVESTMENTS — 30.1%
	COLLATERAL FOR SECURITIES LOANED - 29.7%
17,799,478	Mount Vernon Liquid Assets Portfolio, LLC, , 5.49%(c)(d)	17,799,478

	MONEY MARKET FUNDS - 0.4%
228,502	Invesco Treasury Portfolio Inst., Institutional Class, 5.27%(c)	228,502

	TOTAL SHORT-TERM INVESTMENTS (Cost $18,027,980)	18,027,980

	TOTAL INVESTMENTS - 129.7% (Cost $79,709,751)	$77,812,026
	LIABILITIES IN EXCESS OF OTHER ASSETS - (29.7)%	(17,837,759)
	NET ASSETS - 100.0%	$59,974,267

LLC	- Limited Liability Company

LTD	- Limited Company

REIT	- Real Estate Investment Trust

(a)	Non-income producing security.

(b)	All or a portion of these securities are on loan. Total loaned securities had a value of $17,506,212 at October 31, 2023.

(c)	Rate disclosed is the seven day effective yield as of October 31, 2023.

(d)	The Trust’s securities lending policies and procedures require that the borrower: deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. From time to time the collateral may not be 102% due to end of day market movement. The next business day additional collateral is obtained/received from the borrower to replenish/reestablish 102%.

See accompanying notes which are an integral part of these financial statements.

Dunham Focused Large Cap Growth Fund (Unaudited)
Message from the Sub-Adviser (The Ithaka Group, LLC)

Asset Class Recap

The fiscal year unfolded with dynamic shifts in the performance of large cap growth stocks, as measured by the Russell 1000 Growth Index. The first fiscal quarter marked a positive start, with a 4.6 percent increase, offering a recovery from the previous fiscal year’s substantial 24.6 percent decline. This was achieved amid concerns of a potential U.S recession, ongoing interest rate hikes and geopolitical uncertainties. The second quarter saw a continuation of positive momentum, with a modest 2.0 percent increase. Despite worries about the U.S banking sector, softer corporate earnings, and persistent geopolitical tensions, the market demonstrated resilience. The third quarter witnessed a robust rally, with a 14.4 percent surge, fueled by enthusiasm for technological innovation and the hopes that the federal Reserve tightening cycle might be concluding. However, the fourth quarter introduced a shift in momentum, with a decline attributed to the Federal Reserves’ commitment to higher interest rates, declining consumer sentiment, geopolitical tension, and persistent inflation. Notably, during the fiscal year large cap growth stocks increased 18.95 percent and large cap value stocks, as measured by the Russell 1000 Value Index, increased by 0.10 percent. Large cap growth stocks outperformed their value counterparts by 18.85 percent during the fiscal year.

Allocation Review

When considering large cap growth sectors that comprise more than 5 percent of the Russell 1000 Growth Index, all sectors ended the fiscal year in positive territory. The largest sectors in the index, technology and consumer discretionary, increased 18 percent and 37 percent, respectively. When aggregating the weights of these two sectors together, they comprise 64 percent of the index, within the technology sector alone making up 46.45 percent of the index. Therefore, much of the performance of large cap growth stocks was dictated by the overall direction of these two sectors. Although the Fund consistently had lower exposure to the technology sector, the Sub-Advisors security selection within the sector attributed the most to the positive relative performance of the Fund. In addition, the Fund having no exposure to the consumer staples and the producer durables sectors benefited the Fund from an allocation perspective. The health care sector was the worst performing sector for the fiscal year. The Fund being overweight in this sector along with poor security selection hindered the relative performance of the Fund. Overall, the Fund outperformed relative to the benchmark for the fiscal year.

Holding Insights

The most meaningful contributor to positive fund performance over the fiscal year was Nvidia Corp. (NVDA) (holding weight*: 7.28 percent), a designer of graphic processing units and application programming interfaces. NVDA continued to surge throughout the fiscal year assisted by the growth and enthusiasm for artificial intelligence as the company maintains approximately 75 percent of the market share in the production of chips used to power service for AI technology. Also aiding performance was the company’s exceptional earnings reports through the year. In particular, NVDA’s third quarter earnings report in which executives forecasted $11 billion in revenues, surpassing analysts’ forecast of $7.1 billion. Over the fiscal year, NVDA generated a return of 202.3 percent after jumping 105.7 in the first half of the fiscal year. Another technology stock that positively contributed to the absolute fund performance throughout the fiscal year was Microsoft Corp (MSFT) (holding weight*: 8.3 percent), a multinational technology company. MSFT also benefited from the excitement for artificial intelligence and announced the release of “Copilot”, an artificial intelligent integration into Microsoft 365 applications.

One of the most significant detractors from the Fund’s performance within the fiscal year was Insulet Corp. (PODD) (holding weight*: 1.2 percent). PODD is a medical device company focused on the design, development, and commercialization of insulin pump systems for people with type-1 diabetes. PODD’s stock was under pressure going into the second half of the fiscal year due to the FDA’s approval of glucagon-like-peptide-1 receptor agonists (GLP-1’s). These injectable drugs were approved for chronic weight management and resulted in a short-term impact on the PODD’s pump system sales. The substantial sell-off of PODD was due to investor’s fear that the approved drugs would impact the companies addressable market overtime. Another detractor that was also in the health care sector in which the Fund held was Dexcom Inc. (DXCM) (holding weight*: 2.4 percent). DXCM is a medical device company focused on the design, development, and commercialization of continuous glucose monitoring (CGM) systems, primarily for people with diabetes. DXCM’s CGM system is superior to traditional fingerstick tests as it provides users with continuous data. Much like PODD, DXCM stock suffered from fears surrounding the long-term impact of GLP-1’s on the company’s addressable market. However, the Sub-Adviser is confident with their position in these holdings due to fundamental factors and believes the reaction from investors is overplayed and temporary.

Sub-Adviser Outlook

The Sub-Adviser maintains a concentrated portfolio of holdings, which may result in large variations in the Fund’s performance compared to the benchmark index’s performance, especially in short-term time periods. The Sub-Adviser remains confident in the prospects of many of the holdings that declined in the past fiscal year, and the Fund continues to hold what the Sub-Adviser believes to be the strongest growth stocks, primarily focusing on free-cash-flow and fundamental factors that traditionally support long-term growth. The Fund continues to hold an array of stocks ranging from cloud-based technologies to brick-and-mortar retailers. The Sub-Adviser is optimistic that remaining concentrated in the Fund’s number of holdings will prove to be more impactful to the Fund’s outperformance relative to its benchmark index over the long term than the impact of sector weightings.

*	Holdings percentage(s) of total investments, cash and unsettled trades excluding collateral for securities loaned as of 10/31/2023.

Dunham Focused Large Cap Growth Fund
PORTFOLIO REVIEW (Unaudited)
October 31, 2023

The Fund’s performance figures* for each of the periods ended October 31, 2023, compared to its benchmarks:

		Annualized	Annualized
	1 Year Return	5 Year Return	10 Year Return
Class N	26.21%	11.37%	10.96%
Class A with Load 5.75%	18.68%	9.78%	10.02%
Class A without load	25.91%	11.09%	10.67%
Class C	24.95%	10.26%	9.86%
Russell 1000 Growth Index (a)	18.95%	14.22%	13.82%
Morningstar Large Cap Growth Category (b)	13.78%	10.13%	10.52%

*	Total Returns are calculated based on traded NAVs. As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including the cost of underlying funds, are 1.01% for Class N, 2.01% for Class C and 1.26% for Class A. Class A shares are subject to a sales load of 5.75% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of Fund shares or Fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

(a)	The Russell 1000 Growth Index is a subset of the Russell 1000 Index which measures the performance of the stocks of the 1000 largest companies in the Russell 3000 Index based on market capitalization. The Russell 1000 Growth Index measures the performance of those stocks of the Russell 1000 with higher price-to-book ratios and higher relative forecasted growth rates. Investors cannot invest directly in an index or benchmark.

(b)	The Morningstar Large Cap Growth Category is generally representative of mutual funds that primarily invest in big (large capitalization) U.S. companies that are projected to grow faster than other large-cap stocks.

Comparison of the Change in Value of a $100,000 Investment

Portfolio Composition * (Unaudited)
Technology	55.9%
Consumer Discretionary	16.8%
Collateral for Securities Loaned	10.8%
Health Care	8.3%
Communications	5.9%
Financials	2.1%
Short-Term Investment	0.2%
Total	100.0%

*   Based on total value of investments as of October 31, 2023. Does not include derivative holdings.

Percentage may differ from Schedule of Investments which are based on Fund net assets.

Please refer to the Schedule of Investments for a more detailed listing of the Fund’s holdings.

DUNHAM FOCUSED LARGE CAP GROWTH FUND
SCHEDULE OF INVESTMENTS
October 31, 2023

Shares		Fair Value
	COMMON STOCKS — 99.8%
	ADVERTISING & MARKETING - 1.4%
29,819	Trade Desk, Inc. (The), Class A(a),(b)	$2,115,956

	ASSET MANAGEMENT - 2.4%
38,617	Blackstone, Inc.	3,566,280

	E-COMMERCE DISCRETIONARY - 10.2%
87,851	Amazon.com, Inc.(a)	11,692,089
2,939	MercadoLibre, Inc.(a)	3,646,535
		15,338,624
	INTERNET MEDIA & SERVICES - 5.2%
7,006	Meta Platforms, Inc., Class A(a)	2,110,698
9,517	Netflix, Inc.(a)	3,918,054
40,650	Uber Technologies, Inc.(a)	1,759,332
		7,788,084
	LEISURE FACILITIES & SERVICES - 3.5%
2,702	Chipotle Mexican Grill, Inc.(a)	5,247,824

	MEDICAL EQUIPMENT & DEVICES - 9.3%
9,202	Align Technology, Inc.(a)	1,698,597
39,970	DexCom, Inc.(a)	3,550,535
35,844	Edwards Lifesciences Corporation(a)	2,283,980
13,589	Insulet Corporation(a)	1,801,494
17,653	Intuitive Surgical, Inc.(a)	4,628,969
		13,963,575
	RETAIL - DISCRETIONARY - 5.1%
10,673	Lululemon Athletica, Inc.(a)	4,199,612
17,585	Tractor Supply Company (b)	3,386,168
		7,585,780
	SEMICONDUCTORS - 13.7%
33,854	Advanced Micro Devices, Inc.(a)	3,334,619
7,001	ASML Holding N.V. - ADR(b)	4,192,269
43,256	Marvell Technology, Inc.	2,042,548
26,773	NVIDIA Corporation	10,918,030
		20,487,466

See accompanying notes which are an integral part of these financial statements.

DUNHAM FOCUSED LARGE CAP GROWTH FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2023

Shares		Fair Value
	COMMON STOCKS — 99.8% (Continued)
	SOFTWARE - 33.5%
11,906	Adobe Systems, Inc.(a)	$6,334,706
13,557	Cadence Design Systems, Inc.(a)	3,251,646
6,155	Intuit, Inc.	3,046,417
36,880	Microsoft Corp.	12,469,497
10,689	Palo Alto Networks, Inc.(a)	2,597,641
28,791	Salesforce, Inc.(a)	5,782,097
18,692	ServiceNow, Inc.(a)	10,875,940
8,360	Snowflake, Inc.(a)	1,213,287
23,885	Veeva Systems, Inc., Class A(a),(b)	4,602,878
		50,174,109
	TECHNOLOGY HARDWARE - 4.6%
40,653	Apple, Inc.	6,942,313

	TECHNOLOGY SERVICES - 10.9%
26,758	Mastercard, Inc., Class A	10,070,374
26,924	Visa, Inc., Class A(b)	6,329,831
		16,400,205

	TOTAL COMMON STOCKS (Cost $75,668,581)	149,610,216

Shares		Fair Value
	SHORT-TERM INVESTMENTS — 12.3%
	MONEY MARKET FUND – 0.2%
282,520	STIT - Treasury Obligations Portfolio, , 5.25%(c)	282,520

	COLLATERAL FOR SECURITIES LOANED - 12.1%
18,221,409	Mount Vernon Liquid Assets Portfolio, LLC, 5.49%(c),(d)	18,221,409
	TOTAL SHORT-TERM INVESTMENTS (Cost $18,503,929)	18,503,929

	TOTAL INVESTMENTS - 112.1% (Cost $94,172,510)	$168,114,145
	LIABILITIES IN EXCESS OF OTHER ASSETS - (12.1)%	(18,189,743)
	NET ASSETS - 100.0%	$149,924,402

ADR	- American Depositary Receipt

ETF	- Exchange-Traded Fund

LLC	- Limited Liability Company

(a)	Non-income producing security.

(b)	All or a portion of these securities are on loan. Total loaned securities had a value of $18,115,263 at October 31, 2023.

(c)	Rate disclosed is the seven day effective yield as of October 31, 2023.

(d)	The Trust’s securities lending policies and procedures require that the borrower: (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. From time to time the collateral may not be 102% due to end of day market movement. The next business day additional collateral is obtained/received from the borrower to replenish/reestablish 102%.

See accompanying notes which are an integral part of these financial statements.

Dunham Small Cap Growth Fund (Unaudited)
Message from the Sub-Adviser (Pier Capital, LLC)

Asset Class Recap

Throughout the fiscal year, the market underwent a series of shifts and divergent trends. The first quarter was marked by volatility, driven by concerns over persistent inflation and the Federal Reserve’s stance on monetary policy. Despite challenges, small cap growth stocks, as measured by the Russell 2000 Growth Index, rebounded at the end of the fiscal quarter, laying the foundation for a nuanced fiscal second quarter. In the third fiscal quarter, the market saw a recovery characterized by subdued volatility and a robust rally in small cap growth stocks, fueled by a resilient U.S. consumer and positive signals from the Federal Reserve. However, the fourth fiscal quarter witnessed a reversal, with small cap growth stock experiencing an 18 percent decline, attributed to factors such as the Federal Reserve’s commitment to maintaining higher interest rates, declining consumer sentiment, geopolitical tensions, and lingering inflationary pressures. Notably, during the fiscal year small cap growth stocks declined 7.63 percent and small cap value stocks, as measured by the Russell 2000 Value Index, declined 10 percent. Small cap growth stocks outperformed their value counterparts by 2.37 percent during the fiscal year.

Allocation Review

During the fiscal year, all sectors within the Fund outperformed from a relative perspective. The performance can be attributed to the Sub-Adviser’s superior bottom-up stock selection approach. The dispersion in the returns for the top performing sector, energy, and the worst performing sector, health care, amounted to roughly 59 percent. The sectors that experienced the strongest absolute performance within the Fund were the consumer staples and energy sector. However, the sector that contributed the most to the Fund’s performance from an allocation perspective for the fiscal year was the consumer discretionary sector, which can be attributed to the efficient stock selection of the Sub-Advisers. Conversely, the sector that detracted the most from the absolute performance of the Fund for the fiscal year was the industrials sector.

Holding Highlights

In the energy sector, the top performing sector for the asset class in the fiscal year, the Fund held TechnipFMC plc (FTI) (holding weight*: 1.47 percent). FTI is an oilfield provider that offers subsea, surface, onshore, and offshore solutions for oil and gas projects to companies worldwide. FTI has continued to deliver solid performance throughout the fiscal year and has remained on track to achieve their 2023 targets. FTI has been awarded numerous contracts throughout the year, resulting in order intakes of $8.5 billion year to date surpassing the $8 billion of orders secured in fiscal year 2022. In addition, FTI is looking to convert 40 to 50 percent of its adjusted EBITDA into free cash flow by 2025, which will facilitate in debt reduction and lower the company’s annual interest expense. FTI has surged 78 percent within the fiscal year. The holding that contributed the most to the absolute performance throughout the fiscal year was Axcelis Technologies, Inc. (ACLS) (holding weight*: 0.89 percent). ACLS provides components for the semiconductor industries. The company designs, manufactures, and services ion implantation, dry strip, thermal processing, and curing equipment used in the fabrication of semiconductor chips. The growth and enthusiasm for artificial intelligence technologies has been of substantial relevance within the fiscal year and has been a contributing factor to the growth of ACLS. In addition, ACLS has reported stellar earnings for each quarter, exceeding analysts’ expectations. ACLS has surged 119 percent through the fiscal year.

The health care sector experienced severe turbulence throughout the fiscal year, and the Fund was susceptible to negative performance. Within the sector, the Fund’s worst performer for the fiscal year was Silk Roads Medical, Inc. (SILK) (holding weight**: 0.34 percent). Silk produces and distributes surgical equipment that develops and manufactures less-invasive medical devices intended to improve the treatment of carotid artery stenting. Silk declined 83 percent during the fiscal year and could be the result of an unfavorable government decision regarding Medicare coverage for carotid artery stenting. Within the consumer discretionary sector, the Fund held Lindbald Expeditions Holdings, Inc. (LIND) (holding weight*: 0.89 percent). LIND is an expedition travel company specializing in both ship-based and land-based travel experiences. The company operates under its Linbald Expeditions brand for ship-based voyages, offering expeditions on nimble and customized vessels that can access remote and culturally significant destinations. LIND underperformance within the fiscal quarter can be attributed to the reporting of high operating costs in the company’s earnings. Although the Sub-Adviser finds the company’s revenue growth encouraging, total operating expenses rose by 21 percent within the fiscal quarter. LIND declined 46 percent through the fiscal year.

Sub-Adviser Outlook

The Sub-Adviser is cautiously optimistic regarding signs that the Federal Reserve’s rate hikes are having the desired effect on inflation, which has slowed. However, the Sub-Adviser believes that the ability of the Federal Reserve to navigate well enough to avoid a recession is uncertain and that some businesses may be materially impacted if there is a significant misstep. The Sub-Adviser will continue to navigate the market with these factors in mind and seek out companies with compelling products or services with strong value propositions, particularly companies that can help businesses leverage technology to enhance efficiency to counter the effects of higher capital and labor costs.

*	Holdings percentage(s) of total investments, cash and unsettled trades excluding collateral for securities loaned as of 10/31/2023.

**	Holdings percentage(s) as of the date prior to the sale of the security.

Dunham Small Cap Growth Fund
PORTFOLIO REVIEW (Unaudited)
October 31, 2023

The Fund’s performance figures* for each of the periods ended October 31, 2023, compared to its benchmarks:

		Annualized	Annualized
	1 Year Return	5 Year Return	10 Year Return
Class N	(1.56)%	5.10%	7.75%
Class A with Load 5.75%	(7.51)%	3.60%	6.84%
Class A without load	(1.85)%	4.83%	7.48%
Class C	(2.58)%	4.06%	6.68%
Russell 2000 Growth Index (a)	(7.63)%	2.68%	5.67%
Morningstar Small Cap Growth Category (b)	(7.40)%	3.83%	6.13%

*	Total Returns are calculated based on traded NAVs. As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including the cost of underlying funds, are 1.17% for Class N, 2.17% for Class C and 1.42% for Class A. Class A shares are subject to a sales load of 5.75% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of Fund shares or Fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com

(a)	The Russell 2000 Growth Index measures the performance of the Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. Investors cannot invest directly in an index or benchmark.

(b)	The Morningstar Small Cap Growth Category is generally representative of mutual funds that primarily invest in small (small capitalization) U.S. companies that are projected to grow faster than other small-cap stocks.

Comparison of the Change in Value of a $100,000 Investment

Portfolio Composition * (Unaudited)
Technology	24.5%
Collateral For Securities Loaned	20.6%
Health Care	15.5%
Industrials	10.9%
Consumer Discretionary	8.0%
Consumer Staples	6.0%
Financials	5.1%
Energy	3.7%
Communications	2.7%
Short-Term Investment	2.2%
Materials	0.8%
Total	100.0%

*   Based on total value of investments as of October 31, 2023. Does not include derivative holdings.

Percentage may differ from Schedule of Investments which are based on Fund net assets.

Please refer to the Schedule of Investments for a more detailed listing of the Fund’s holdings.

DUNHAM SMALL CAP GROWTH FUND
SCHEDULE OF INVESTMENTS
October 31, 2023

Shares		Fair Value
	COMMON STOCKS — 97.7%
	ADVERTISING & MARKETING - 1.0%
8,364	Trade Desk, Inc. (The), Class A(a),(b)	$593,509

	AEROSPACE & DEFENSE - 1.7%
15,518	Hexcel Corporation	960,875

	APPAREL & TEXTILE PRODUCTS - 1.0%
6,097	Crocs, Inc.(a)	544,584

	BANKING - 1.5%
8,981	Pinnacle Financial Partners, Inc.	560,055
15,642	Seacoast Banking Corp of Florida	316,125
		876,180
	BEVERAGES - 0.9%
19,607	Vita Coco Company, Inc. (The)(a),(b)	531,350

	BIOTECH & PHARMA - 6.9%
7,363	Crinetics Pharmaceuticals, Inc.(a)	215,662
10,391	Denali Therapeutics, Inc.(a)	195,663
11,659	Halozyme Therapeutics, Inc.(a)	394,890
7,315	Immunocore Holdings plc - ADR(a),(b)	324,786
11,391	Intra-Cellular Therapies, Inc.(a)	566,816
24,715	Maravai LifeSciences Holdings, Inc.(a)	169,545
4,864	Prothena Corp plc(a),(b)	177,341
19,791	RayzeBio, Inc.(a),(b)	383,945
28,613	Roivant Sciences Ltd.(a)	247,216
3,154	Structure Therapeutics, Inc. - ADR(a)	234,342
32,812	TG Therapeutics, Inc.(a)	253,637
16,641	Vaxcyte, Inc.(a),(b)	800,433
		3,964,276
	COMMERCIAL SUPPORT SERVICES - 1.6%
4,274	FTI Consulting, Inc.(a)	907,199

See accompanying notes which are an integral part of these financial statements.

DUNHAM SMALL CAP GROWTH FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2023

Shares		Fair Value
	COMMON STOCKS — 97.7% (Continued)
	CONSTRUCTION MATERIALS - 1.0%
5,136	Advanced Drainage Systems, Inc.(b)	$548,679

	E-COMMERCE DISCRETIONARY - 1.0%
16,769	Global-e Online Ltd.(a)	588,760

	ELECTRICAL EQUIPMENT - 2.0%
15,143	BWX Technologies, Inc.(b)	1,124,822

	ENGINEERING & CONSTRUCTION - 2.6%
8,422	Exponent, Inc.(b)	617,248
5,168	Installed Building Products, Inc.	577,111
7,753	WillScot Mobile Mini Holdings Corporation(a)	305,546
		1,499,905
	ENTERTAINMENT CONTENT - 1.1%
35,208	IMAX Corporation(a)	641,138

	HEALTH CARE FACILITIES & SERVICES - 6.0%
8,088	Amedisys, Inc.(a)	739,971
4,781	HealthEquity, Inc.(a)	342,702
20,670	Option Care Health, Inc.(a)	573,179
10,674	Progyny, Inc.(a),(b)	329,400
23,966	RadNet, Inc.(a)	646,123
19,040	SI-BONE, Inc.(a),(b)	323,870
19,250	Surgery Partners, Inc.(a),(b)	445,253
		3,400,498
	HOME CONSTRUCTION - 1.0%
20,683	AZEK Company, Inc. (The)(a)	541,895

	HOUSEHOLD PRODUCTS - 1.9%
5,560	elf Beauty, Inc.(a),(b)	515,023
4,501	Inter Parfums, Inc.	572,122
		1,087,145
	INDUSTRIAL SUPPORT SERVICES - 2.6%
5,079	Applied Industrial Technologies, Inc.	779,678

See accompanying notes which are an integral part of these financial statements.

DUNHAM SMALL CAP GROWTH FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2023

Shares		Fair Value
	COMMON STOCKS — 97.7% (Continued)
	INDUSTRIAL SUPPORT SERVICES - 2.6% (Continued)
2,813	Herc Holdings, Inc.	$300,400
2,904	SiteOne Landscape Supply, Inc.(a),(b)	400,084
		1,480,162
	INSTITUTIONAL FINANCIAL SERVICES - 4.2%
5,546	Evercore, Inc., Class A	721,978
7,969	Houlihan Lokey, Inc.(b)	801,044
9,499	Tradeweb Markets, Inc., CLASS A	855,005
		2,378,027
	INSURANCE - 0.8%
6,703	Goosehead Insurance, Inc., CLASS A(a),(b)	434,824

	INTERNET MEDIA & SERVICES - 1.3%
5,319	Pinterest, Inc., Class A(a)	158,932
9,383	Roku, Inc.(a)	558,945
		717,877
	LEISURE FACILITIES & SERVICES - 5.6%
16,179	Dave & Buster’s Entertainment, Inc.(a)	565,294
67,799	Lindblad Expeditions Holdings, Inc.(a)	421,710
62,097	OneSpaWorld Holdings Ltd.(a)	650,777
4,665	Papa John’s International, Inc.(b)	303,318
5,821	Texas Roadhouse, Inc.	591,064
3,277	Wingstop, Inc.	598,937
		3,131,100
	LEISURE PRODUCTS - 1.3%
2,245	Axon Enterprise, Inc.(a)	459,080
3,660	Fox Factory Holding Corporation(a),(b)	298,180
		757,260
	MACHINERY - 3.3%
18,799	Flowserve Corporation	690,299
3,293	Lindsay Corporation	411,362
4,891	MSA Safety, Inc.(b)	772,190
		1,873,851
	MEDICAL EQUIPMENT & DEVICES - 6.6%
62,706	Adaptive Biotechnologies Corporation(a)	278,415

See accompanying notes which are an integral part of these financial statements.

DUNHAM SMALL CAP GROWTH FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2023

Shares		Fair Value
	COMMON STOCKS — 97.7% (Continued)
	MEDICAL EQUIPMENT & DEVICES - 6.6% (Continued)
57,657	Alphatec Holdings, Inc.(a),(b)	$529,291
4,677	DexCom, Inc.(a)	415,458
10,741	Inari Medical, Inc.(a),(b)	652,087
15,193	Inmode Ltd.(a),(b)	290,186
2,248	Insulet Corporation(a)	298,017
8,422	Quanterix Corporation(a)	182,926
4,356	Repligen Corporation(a),(b)	586,143
7,250	Stevanato Group SpA	202,638
1,027	West Pharmaceutical Services, Inc.	326,884
		3,762,045
	OIL & GAS PRODUCERS - 1.1%
3,661	Cheniere Energy, Inc.	609,264

	OIL & GAS SERVICES & EQUIPMENT - 1.8%
46,513	TechnipFMC plc	1,000,960

	RENEWABLE ENERGY - 1.7%
30,251	Array Technologies, Inc.(a),(b)	524,249
31,441	Shoals Technologies Group, Inc., Class A(a)	482,934
		1,007,183
	RETAIL - CONSUMER STAPLES - 3.7%
3,712	Five Below, Inc.(a),(b)	645,814
11,894	Ollie’s Bargain Outlet Holdings, Inc.(a),(b)	918,692
12,691	Sprouts Farmers Market, Inc.(a)	533,276
		2,097,782
	RETAIL - DISCRETIONARY - 1.3%
3,112	Floor & Decor Holdings, Inc., Class A(a),(b)	256,429
8,786	Freshpet, Inc.(a),(b)	504,316
		760,745
	SEMICONDUCTORS - 5.4%
10,150	Aehr Test Systems(a),(b)	239,134
3,980	Axcelis Technologies, Inc.(a)	507,450
7,341	Lattice Semiconductor Corporation(a)	408,233
661	Monolithic Power Systems, Inc.	291,990

See accompanying notes which are an integral part of these financial statements.

DUNHAM SMALL CAP GROWTH FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2023

Shares		Fair Value
	COMMON STOCKS — 97.7% (Continued)
	SEMICONDUCTORS - 5.4% (Continued)
4,292	Onto Innovation, Inc.(a)	$482,292
7,701	Power Integrations, Inc.	533,911
2,869	Silicon Laboratories, Inc.(a),(b)	264,464
3,432	SiTime Corporation(a),(b)	342,514
		3,069,988
	SOFTWARE - 17.2%
3,584	Appfolio, Inc., Class A(a)	672,251
11,607	Blackline, Inc.(a)	569,904
25,150	Calix, Inc.(a)	832,968
20,797	Confluent, Inc., Class A(a),(b)	601,241
4,761	Crowdstrike Holdings, Inc., CLASS A(a)	841,602
22,669	DoubleVerify Holdings, Inc.(a),(b)	630,878
5,645	Five9, Inc.(a)	326,676
18,319	Gitlab, Inc.(a),(b)	792,846
12,842	JFrog Ltd.(a)	288,817
1,338	MongoDB, Inc.(a),(b)	461,061
26,792	Privia Health Group, Inc.(a),(b)	563,168
9,541	Procore Technologies, Inc.(a)	582,860
16,737	Smartsheet, Inc., CLASS A(a)	661,781
48,338	Sprinklr, Inc., Class A(a)	656,913
2,021	Veeva Systems, Inc., Class A(a),(b)	389,467
33,722	Vertex, Inc., CLASS A(a)	816,410
		9,688,843
	TECHNOLOGY HARDWARE - 1.5%
5,406	Fabrinet(a)	837,930

	TECHNOLOGY SERVICES - 6.0%
9,571	ExlService Holdings, Inc.(a)	249,899
1,889	Globant S.A.(a)	321,678
19,557	LiveRamp Holdings, Inc.(a)	540,946
12,776	MAXIMUS, Inc.	954,622
1,127	MSCI, Inc.	531,437
5,307	Shift4 Payments, Inc.(a),(b)	236,268

See accompanying notes which are an integral part of these financial statements.

DUNHAM SMALL CAP GROWTH FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2023

Shares		Fair Value
	COMMON STOCKS — 97.7% (Continued)
	TECHNOLOGY SERVICES - 6.0% (Continued)
10,018	WNS Holdings Ltd.(a)	$544,178
		3,379,028
	WHOLESALE - CONSUMER STAPLES - 1.1%
21,532	Grocery Outlet Holding Corporation(a)	595,790

	TOTAL COMMON STOCKS (Cost $50,646,274)	55,393,474

Shares		Fair Value
	SHORT-TERM INVESTMENTS — 28.9%
	MONEY MARKET FUND – 2.8%
1,612,561	Fidelity Investments Money Market Government Portfolio, CLASS I, 5.23%(c)	1,612,561

	COLLATERAL FOR SECURITIES LOANED - 26.1%
14,761,643	Mount Vernon Liquid Assets Portfolio, LLC, 5.49% (c)(d)	14,761,643
	TOTAL SHORT-TERM INVESTMENTS (Cost $16,374,204)	16,374,204

	TOTAL INVESTMENTS - 126.6% (Cost $67,020,478)	$71,767,678
	LIABILITIES IN EXCESS OF OTHER ASSETS - (26.6)%	(15,060,918)
	NET ASSETS - 100.0%	$56,706,760

ADR	- American Depositary Receipt

LLC	- Limited Liability Company

LTD	- Limited Company

MSCI	- Morgan Stanley Capital International

PLC	- Public Limited Company

S/A	- Société Anonyme

(a)	Non-income producing security.

(b)	All or a portion of these securities are on loan. Total loaned securities had a value of $14,677,330 at October 31, 2023.

(c)	Rate disclosed is the seven day effective yield as of October 31, 2023.

(d)	The Trust’s securities lending policies and procedures require that the borrower: (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. From time to time the collateral may not be 102% due to end of day market movement. The next business day additional collateral is obtained/received from the borrower to replenish/reestablish 102%.

See accompanying notes which are an integral part of these financial statements.

Dunham Emerging Markets Stock Fund (Unaudited)
Message from the Sub-Adviser (NS Partners Ltd.)

Asset Class Recap

Emerging markets meaningfully rebounded to begin the fiscal year after a tumultuous previous fiscal year. Volatility subsided and optimism was boosted particularly in the second and third fiscal quarters thanks to economic data indicating that inflation potentially peaked. Also aiding positive performance was a turnaround in China. During the fiscal year, Chinese authorities announced extensive measures to support the property market along with taking steps to reopen the economy with a drastic rollback of its “Covid zero” policy. Emerging market equities continued to rally during the second and third fiscal quarters, albeit at a slower pace than developed and domestic equity markets. In Asia, strong showings from equity markets in Taiwan, Korea, and India outweighed weakness in Chinese markets as disappointing economic data added to evidence that the country’s economic rebound has stalled. Weakening export demand, low consumer confidence, deflationary pressure, tumbling manufacturing and service activity, and a prolonged housing market slowdown prompted the People’s Bank of China to cut interest rates. The asset class also received substantial contributions from Latin America, with particular strength from Brazilian equities amid falling inflation. Additionally, Mexican equities benefited from “reshoring,” as countries, including the United States, attempt to relocate operations closer to destination markets after the significant supply chain disruptions due to Russia’s invasion of Ukraine. In the most recent fiscal quarter, emerging markets sold off largely due to weakness in China. The combination of geopolitical gloom alongside an economic recovery that has underwhelmed those hoping for a V-shaped boom fueled capitulation and led to record foreign outflows in the final three months of the fiscal year. Elsewhere, weakness in the global economy continues to weigh on materials stocks across Latin America, Gulf market countries, and South Africa. However, Indian markets rallied as Prime Minister Modi led a reform of India’s federal tax system. This resulted in a boost to government coffers that could potentially be channeled into upgrading infrastructure. Over the fiscal year, emerging markets stocks, as measured by the MSCI Emerging Markets Index Net, added 10.8 percent. Emerging markets stocks underperformed international developed markets, as measured by the MSCI EAFE Index Net, as they rose 14.4 percent over the fiscal year.

Allocation Review

Stock selection detracted from Fund performance over the most recent fiscal year. The Fund experienced positive contributions from stock selection within Greece, India, South Korea, and Taiwan. These contributions were eroded by poor relative stock selection within Chile, Mexico, and Indonesia. However, the most significant detraction from Fund performance came from stock selection in China, as the Fund’s bias toward quality adversely impacted relative performance. The Fund’s country allocation also detracted from Fund performance, adding to the adverse impact of security selection. The Fund benefited from an overweight to Greece and underweight to Brazil and Gulf countries. However, the overweight exposure to China, Indonesia, and Vietnam detracted from Fund performance. Throughout the fiscal year, the Sub-Adviser reduced the exposure to China and Taiwan and increased the exposure to Poland to neutral with the benchmark. The Sub-Adviser also reduced the underweight exposure to India, Brazil, and South Africa.

Holdings Insights

Many of the worst-performing positions within the Fund over the fiscal year came from the exposure to China. Over the period, value stocks in the country and state-owned enterprises performed well during the fiscal year as a record amount of foreign investor outflows weighed on many quality growth companies that the Sub-Adviser typically targets. This included Zhejiang Supcon Technology Company Ltd. (BQ3RXP5) (holding weight**: 0.62 percent), a company that manufactures and distributes industrial automation control products, which declined 40.2 percent before being sold in mid-October. This position sold off following a positive profit alert for the first half of 2023, with sales and net income up 36 percent and 59 percent, respectively. The Sub-Adviser believes this is too pessimistic, especially given that earnings are still rising. The Sub- Adviser is confident that the company faces easy earnings comps, is posting sales beats, and generating strong cashflows. Another meaningful detractor from China over the same period was Meituan (BGJW376) (holding weight**: 1.11 percent), a web-based shopping platform for locally found consumer products and retail services. This position gave back 43.6 percent over the fiscal year as the company faced pressure from increasing competition and slower consumer spending. Outside of China, Vinhomes JSC (VHM VN) (holding weight*: 0.37 percent), the largest commercial real estate developer in Vietnam, detracted from Fund performance by declining 12.4 percent.

Not all positions from China detracted from Fund performance over the fiscal year. NetEase, Inc. (9999 HK) (holding weight*: 2.70 percent), a Chinese Internet technology company providing online services centered on content, community, communications, and commerce, surged 101.2 percent as investors reacted positively to a successful game release during the fiscal year. Positions within India also strongly contributed to positive Fund performance. Varun Beverages (VBL IN) (holding weight*: 3.01 percent), a company that manufactures bottles and distributes beverages, rose 72.7 percent over the fiscal year. The Sub-Adviser attributes the positive performance to the company gaining share, expanding capacity, growing profits, and introducing new products to target underpenetrated segments such as sports drinks. Indian infrastructure stocks such as Larsen & Toubro Ltd. (LT IN) (holding weight*: 2.33 percent) also contributed to Fund performance by adding 45.7 percent over the fiscal year. The Sub-Adviser believes that Larsen & Toubro Ltd is well positioned to benefit from increased government development spending into the 2024 elections. Prime Minister Modi has led a reform of India’s federal tax system, which should boost infrastructure spending. For example, over the last century India doubled the capacity of its freight network. In the next decade, capacity is forecasted to quadruple. The Sub-Adviser is confident that Larsen & Toubro is a leading engineering construction and engineering conglomerate and a strong proxy for rising Indian infrastructure capital expenditures.

Sub-Adviser Outlook

The Sub-Adviser believes that the global economic downswing and equity market volatility will continue to extend in the immediate future but is optimistic that an upcoming recession will be shallow. It views liquidity data as suggesting that it discounts the more bullish economic headlines and position for a slowdown. The Sub-Adviser believes this will test the resilience of asset valuations. With that being said, the Sub-Adviser is confident that emerging market equities are better positioned than previous cycles to deal with this stress with better real narrow money numbers than in developed markets, inflation back at pre-covid levels, and scope for emerging market central banks to begin easing as developed market counterparts pause. Longer-term, the Sub-Adviser will be looking for global money numbers to turn positive, potentially signaling the start of a long-awaited regime of emerging market outperformance.

*	Holdings percentage(s) of total investments, cash and unsettled trades excluding collateral for securities loaned as of 10/31/2023.

**	Holdings percentage(s) as of the date prior to the sale of the security.

Dunham Emerging Markets Stock Fund
PORTFOLIO REVIEW (Unaudited)
October 31, 2023

The Fund’s performance figures* for each of the periods ended October 31, 2023, compared to its benchmarks:

		Annualized	Annualized
	1 Year Return	5 Year Return	10 Year Return
Class N	8.68%	0.88%	(0.37)%
Class A with Load 5.75%	2.22%	(0.56)%	(1.21)%
Class A without load	8.47%	0.63%	(0.62)%
Class C	7.61%	(0.13)%	(1.37)%
MSCI Emerging Markets Index (net) (a)	10.80%	1.59%	1.19%
Morningstar Diversified Emerging Markets Category (b)	11.23%	2.14%	1.05%

*	Total Returns are calculated based on traded NAVs. As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including underlying funds, are 1.03% for Class N, 2.03% for Class C and 1.28% for Class A. Class A shares are subject to a sales load of 5.75% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of Fund shares or Fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

(a)	The MSCI Emerging Markets Index (net) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. Investors cannot invest directly in an index or benchmark.

(b)	The Morningstar Diversified Emerging Markets Category is generally representative of mutual funds that primarily invest among 20 or more developing nations, with a general focus on the emerging markets of Asia and Latin America rather than on the emerging markets countries in the Middle East, Africa, or Europe.

Comparison of the Change in Value of a $100,000 Investment

Portfolio Composition * (Unaudited)
Hong Kong	18.0%
India	18.0%
Taiwan	13.6%
United States	13.6%
Korea	10.3%
China	8.8%
Thailand	3.9%
Greece	2.3%
Indonesia	2.2%
Great Britain	2.0%
Others	7.3%
Total	100.0%

*   Based on total value of investments as of October 31, 2023. Does not include derivative holdings.

Percentage may differ from Schedule of Investments which are based on Fund net assets.

Please refer to the Schedule of Investments for a more detailed listing of the Fund’s holdings.

DUNHAM EMERGING MARKETS STOCK FUND
SCHEDULE OF INVESTMENTS
October 31, 2023

Shares		Fair Value
	CLOSED END FUNDS — 0.9%
	MIXED ALLOCATION - 0.9%
136,545	Vietnam Enterprise Investments Ltd.(a)	$860,594

	TOTAL CLOSED END FUNDS (Cost $861,698)	860,594

	COMMON STOCKS — 97.1%
	APPAREL & TEXTILE PRODUCTS - 1.1%
113,700	Shenzhou International Group Holdings Ltd.	1,116,815

	ASSET MANAGEMENT - 0.8%
400,280	East Money Information Company Ltd.	835,431

	AUTOMOTIVE - 3.2%
32,300	BYD Company Ltd.	1,054,220
7,115	Hyundai Mobis Company Ltd.	1,100,657
8,980	Kia Motors Corporation	512,479
85,277	Sona Blw Precision Forgings Ltd.	554,941
		3,222,297
	BANKING - 13.5%
122,539	Axis Bank Ltd.	1,445,838
167,748	Banco Bradesco S.A. - ADR	468,017
1,777,700	Bank Central Asia Tbk P.T.	976,360
38,007	Bank Polska Kasa Opieki S.A.	1,155,022
370,346	FirstRand Ltd.	1,220,853
11,900	HDFC Bank Ltd. - ADR	672,945
194,036	HDFC Bank Ltd.	3,442,842
210,148	Itau Unibanco Holding S.A. - ADR	1,115,886
1,620,700	Public Bank Bhd	1,415,849
117,820	Qatar National Bank QPSC	481,895
388,400	SCB X PCL	1,059,002
		13,454,509
	BEVERAGES - 4.1%
19,800	Heineken Malaysia Bhd	99,096
4,300	Kweichow Moutai Company Ltd.	990,577

See accompanying notes which are an integral part of these financial statements.

DUNHAM EMERGING MARKETS STOCK FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2023

Shares		Fair Value
	COMMON STOCKS — 97.1% (Continued)
	BEVERAGES - 4.1% (Continued)
273,871	Varun Beverages Ltd.	$2,989,052
		4,078,725
	CHEMICALS - 1.1%
2,220	LG Chem Ltd.	726,791
7,577	Sociedad Quimica y Minera de Chile S.A. - ADR(c)	366,727
		1,093,518
	CONSUMER SERVICES - 0.4%
446,000	China Education Group Holdings Ltd.	370,523

	E-COMMERCE DISCRETIONARY - 3.2%
314,341	Alibaba Group Holding Ltd.(a)	3,236,165

	ELECTRIC UTILITIES - 0.8%
77,040	ACEN Corporation	7,205
215,486	Shenzhen Envicool Technology Company Ltd.	755,770
		762,975
	ELECTRICAL EQUIPMENT - 0.8%
242,528	NARI Technology Company Ltd.	749,016

	ENGINEERING & CONSTRUCTION - 3.1%
65,825	Larsen & Toubro Ltd.	2,316,281
20,664	Mytilineos S.A.	764,977
		3,081,258
	ENTERTAINMENT CONTENT - 2.7%
125,090	NetEase, Inc.	2,677,120

	FOOD - 0.6%
4,480,700	Monde Nissin Corporation(a)	647,089

	HEALTH CARE FACILITIES & SERVICES - 3.2%
336,202	Max Healthcare Institute Ltd.	2,316,665
73,800	WuXi AppTec Company Ltd.	872,781
		3,189,446

See accompanying notes which are an integral part of these financial statements.

DUNHAM EMERGING MARKETS STOCK FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2023

Shares		Fair Value
	COMMON STOCKS — 97.1% (Continued)
	INSTITUTIONAL FINANCIAL SERVICES - 1.6%
45,900	Hong Kong Exchanges & Clearing Ltd.	$1,605,704

	INSURANCE - 2.8%
185,600	AIA Group Ltd.	1,611,715
113,170	Prudential PLC	1,183,206
		2,794,921
	INTERNET MEDIA & SERVICES - 8.8%
70,700	KE Holdings, Inc., Institutional Class - ADR	1,039,997
4,266	Naspers Ltd.	665,891
143,000	Tencent Holdings Ltd.	5,292,252
50,400	Trip.com Group Ltd. - ADR(a)	1,713,600
		8,711,740
	LEISURE FACILITIES & SERVICES - 4.7%
182,930	Jollibee Foods Corporation	660,789
765,483	Lemon Tree Hotels Ltd.(a)	1,009,355
1,118,139	Minor International PCL	866,523
93,644	OPAP S.A.	1,586,489
8,800	Yum China Holdings, Inc.	462,528
		4,585,684
	MACHINERY - 0.5%
70,200	Jiangsu Hengli Hydraulic Company Ltd.	540,405

	MEDICAL EQUIPMENT & DEVICES - 0.8%
21,000	Shenzhen Mindray Bio-Medical Electronics Company	821,007

	OIL & GAS PRODUCERS - 4.3%
376,189	Gazprom PJSC(a),(b), (f)	—
1,572,000	PetroChina Company Ltd., H Shares	1,026,069
113,300	Petroleo Brasileiro S.A.	1,699,500
352,610	PTT Exploration & Production PCL	1,601,399
		4,326,968
	REAL ESTATE OWNERS & DEVELOPERS - 1.0%
667,729	Indiabulls Real Estate Ltd.(a)	587,309

See accompanying notes which are an integral part of these financial statements.

DUNHAM EMERGING MARKETS STOCK FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2023

Shares		Fair Value
	COMMON STOCKS — 97.1% (Continued)
	REAL ESTATE OWNERS & DEVELOPERS - 1.0% (Continued)
230,490	Vinhomes JSC(a)	$365,961
		953,270
	RETAIL - CONSUMER STAPLES - 1.7%
8,512	Magnit PJSC(b),(f)	—
472,337	Wal-Mart de Mexico S.A.B. de C.V.	1,692,363
		1,692,363
	RETAIL - DISCRETIONARY - 0.5%
1,598,700	Home Product Center PCL	526,373

	SEMICONDUCTORS - 14.0%
15,000	Alchip Technologies Ltd.	1,228,768
17,000	eMemory Technology, Inc.	1,063,795
16,000	Global Unichip Corporation	714,230
31,317	HPSP Company Ltd.	725,640
29,840	SK Hynix, Inc.	2,588,532
436,608	Taiwan Semiconductor Manufacturing Company Ltd.	7,122,345
5,300	Taiwan Semiconductor Manufacturing Company Ltd. - ADR	457,443
		13,900,753
	TECHNOLOGY HARDWARE - 11.1%
62,099	Accton Technology Corporation	961,023
167,000	Delta Electronics, Inc.	1,503,178
20,000	E Ink Holdings, Inc.	103,938
127,981	Samsung Electronics Company Ltd.	6,363,265
136,600	Sunny Optical Technology Group Company Ltd.	1,144,426
219,000	Unimicron Technology Corporation	975,548
		11,051,378
	TECHNOLOGY SERVICES - 1.5%
256,033	Shanghai Baosight Software Company Ltd.	1,493,358

	TELECOMMUNICATIONS - 3.0%
163,254	Bharti Airtel Ltd.	1,792,832
5,577,900	Telekomunikasi Indonesia Persero Tbk P.T.	1,219,004
		3,011,836

See accompanying notes which are an integral part of these financial statements.

DUNHAM EMERGING MARKETS STOCK FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2023

Shares		Fair Value
	COMMON STOCKS — 97.1% (Continued)
	TRANSPORTATION & LOGISTICS - 2.0%
159,503	Container Corp Of India Ltd.	$1,318,862
88,776	Spring Airlines Company Ltd.(a)	664,704
		1,983,566
	WHOLESALE - CONSUMER STAPLES - 0.2%
113,002	Devyani International Ltd.(a)	244,095

	TOTAL COMMON STOCKS (Cost $95,289,820)	96,758,308

	PREFERRED STOCKS — 1.6%

	TECHNOLOGY HARDWARE — 1.6%
40,616	Samsung Electronics Company Ltd.	1,619,808

	TOTAL PREFERRED STOCKS (Cost $1,985,575)	1,619,808

	SHORT-TERM INVESTMENTS — 1.0%
	COLLATERAL FOR SECURITIES LOANED - 0.4%
373,175	Mount Vernon Liquid Assets Portfolio, LLC, 5.49%(d),(e)	373,175

	MONEY MARKET FUNDS - 0.6%
606,201	First American Government Obligations Fund, Class X, 5.27% (d)	606,201

	TOTAL SHORT-TERM INVESTMENTS (Cost $979,376)	979,376

	TOTAL INVESTMENTS - 100.6% (Cost $99,116,469)	$100,218,086
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.6)%	(616,278)
	NET ASSETS - 100.0%	$99,601,808

ADR	- American Depositary Receipt

LLC	- Limited Liability Company

LTD	- Limited Company

PJSC	- Public Joint-Stock Company

PLC	- Public Limited Company

PT	- Perseroan Terbatas

SA	- Societe Anonyme

(a)	Non-income producing security.

(b)	The value of this security has been determined in good faith under policies of the Board of Trustees.

(c)	All or a portion of these securities are on loan. Total loaned securities had a value of $363,048 at October 31, 2023.

(d)	Rate disclosed is the seven day effective yield as of October 31, 2023.

(e)	The Trust’s securities lending policies and procedures require that the borrower: deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. From time to time the collateral may not be 102% due to end of day market movement. The next business day additional collateral is obtained/received from the borrower to replenish/reestablish 102%.

(f)	Illiquid Security.

See accompanying notes which are an integral part of these financial statements.

Dunham International Stock Fund (Unaudited)
Message from the Sub-Adviser (Arrowstreet Capital, L.P.)

Asset Class Recap

International equity markets, as measured by the MSCI All Country World ex US Index (Net) (referred to as the “Index”), increased by 12.1 percent during the year ending October 31, 2023 (the “fiscal year”). Across sectors, information technology, consumer discretionary, and industrials were the largest outperformers. There were no negatively performing sectors during the period. The best performing developed market countries as measured by the Index in local terms during the fiscal year were Denmark, up 32.0 percent, and Italy, up 27.5 percent. The worst performing developed market countries also in local terms were Finland, down 12.9 percent, and Israel, down 9.4 percent. The best performing emerging market countries during the fiscal year as measured by the Index were Egypt, up 95.1 percent, and Turkey, up 88.7 percent. The worst performing emerging market countries were Qatar, down 21.3 percent, and Colombia, down 13.4 percent.

Allocation Review

The Sub-Adviser’s investment process is best characterized as a dynamic process that uses quantitative models to evaluate securities to exploit opportunities across companies, sectors, and countries while seeking to avoid long-term systematic biases toward any particular country, sector, style, or market capitalization. These stock selection models are designed to understand what information is likely to impact stock prices with a predictable and measurable lag that allows time to invest and profit. The models obtain the information to forecast individual stock returns by evaluating a stock’s potential on the basis of (1) direct effects - characteristics of the company itself; and (2) indirect effects - characteristics of other companies that are related by virtue of a common country and sector affiliation (called country/sector baskets); a common country affiliation; and a common global sector affiliation, and/or other common linkages. Over any time period, the strategy’s performance relative to the Index is driven by allocations to country/sector baskets, stock selection, and the effects of currency exposures differing from those of the Index.

Countries contributing the most to returns relative to the Index during the fiscal year were: Turkey, primarily because of overweight positioning to both industrials and financials; and Japan, due to positive selection within industrials and overweight positioning to financials. Countries detracting the most relative to the Index included: Russia, primarily due to exposure to energy, materials, and financials and Switzerland, due to overweight positioning and negative selection within health care.

Sectors contributing the most to returns relative to the Index during the fiscal year included: Industrials, primarily due to overweights to the Turkish industrials basket, as mentioned above, and positive selection within the Japanese industrials basket, mentioned above. Financials was another top sector contributor, primarily due to the above-mentioned overweight positioning to Turkish financials. Sectors detracting the most relative to the Index included: health care, mainly due to underperformance within the Swiss health care basket (noted above). Underweight positioning to the Danish health care basket also decreased performance; and communication services, due to underweight positioning and negative selection within Chinese communication services.

Holdings Insights

Stocks contributing the most to returns relative to the Index during the fiscal year included: Petrobras (PETR3 BZ) (holding weight*: 0.72 percent), a Brazilian energy company; Turk Hava Yollari (THYAO) (holding weight*: 0.00 percent), a Turkish industrials company; Koc Holding (KCHOL) (holding weight*: 0.12 percent), a Turkish industrials company. PETR3 BZ, THYAO, and KCHOL increased 59.1 percent, 41.1 percent, and 65.5 percent, respectively during the fiscal year. Stocks detracting the most relative to the Index included: Roche Holding AG-Genusschein (ROG SW) (holding weight*: 2.95 percent), a Swiss health care company; Novo Nordisk (NOVOB DC) (Not Hold), a Danish health care company. ROG SW declined 19.8 percent and NOVOB DC surged 78.6 percent, but the fund did not hold this particular stock issued by Novo Nordisk, so it detracted from relative performance.

Sub-Adviser Outlook

The Sub-Adviser generally constructs its portfolios by using proprietary econometric models and a proprietary optimization process that balances the trade-off between a stock’s expected return, its contribution to portfolio level risk, portfolio specific restrictions, and its opportunity costs relative to trading costs. As this is performed quantitatively, the Sub-Adviser’s outlook does not play a role in the disciplined investment process.

*	Holdings percentage(s) of total investments, cash and unsettled trades excluding collateral for securities loaned as of 10/31/2023.

Dunham International Stock Fund
PORTFOLIO REVIEW (Unaudited)
October 31, 2023

The Fund’s performance figures* for each of the periods ended October 31, 2023, compared to its benchmarks:

		Annualized	Annualized
	1 Year Return	5 Year Return	10 Year Return
Class N	17.52%	6.27%	4.23%
Class A with Load 5.75%	10.42%	4.74%	3.35%
Class A without load	17.17%	5.99%	3.96%
Class C	16.25%	5.20%	3.19%
MSCI All Country World ex US Index (net) (a)	12.07%	3.46%	2.54%
Morningstar Foreign Large Cap Blend Category (b)	13.17%	3.53%	2.59%

*	Total Returns are calculated based on traded NAVs. As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including underlying funds, are 1.54% for Class N, 2.54% for Class C and 1.79% for Class A. Class A shares are subject to a sales load of 5.75% and a deferred sales charge of up to 0.75%.The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of Fund shares or Fund distribution. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

(a)	The MSCI All Country World ex US Index (net) is a free float-adjusted market capitalization index designed to measure equity market performance in the global developed and emerging markets excluding holdings in the United States and is net of any withholding taxes. Investors cannot invest directly in an index or benchmark.

(b)	The Morningstar Foreign Large Cap Blend Category is generally representative of mutual funds that primarily invest in non-U.S. stocks that have market caps in the top 70% of each economically integrated market (such as Europe or Asia ex-Japan). The blend style is generally applicable where neither growth nor value characteristics dominate.

Comparison of the Change in Value of a $100,000 Investment

Portfolio Composition * (Unaudited)
United States	25.2%
Japan	17.7%
China	11.0%
Germany	7.6%
Netherlands	6.0%
Hong Kong	5.5%
Korea	4.5%
Taiwan	3.6%
Switzerland	3.4%
Other Countries	15.5%
Total	100.0%

*   Based on total value of investments as of October 31, 2023. Does not include derivative holdings.

Percentage may differ from Schedule of Investments which are based on Fund net assets.

Please refer to the Schedule of Investments for a more detailed listing of the Fund’s holdings.

DUNHAM INTERNATIONAL STOCK FUND
SCHEDULE OF INVESTMENTS
October 31, 2023

Shares		Fair Value
	COMMON STOCKS — 93.6%
	AUTOMOTIVE - 8.8%
5,000	Aisin Corporation	$174,174
23,857	Bayerische Motoren Werke A.G.	2,219,252
3,364	Bayerische Motoren Werke A.G. Preference	286,097
10,835	Continental A.G.	707,549
27,300	Honda Motor Company Ltd.	279,792
4,244	Hyundai Mobis Company Ltd.	656,527
753	Hyundai Motor Company	94,762
1,761	Kia Motors Corporation	100,498
21,100	Mazda Motor Corporation	203,952
17,169	Mercedes-Benz Group A.G.	1,010,329
77,900	Nissan Motor Company Ltd.	299,758
171,615	Stellantis N.V.(b)	3,206,495
26,400	Subaru Corporation	456,992
37,700	Sumitomo Electric Industries Ltd.	395,783
32,100	Zhejiang Cfmoto Power Company Ltd.	436,807
		10,528,767
	BANKING - 13.6%
167,000	Agricultural Bank of China Ltd., H Shares	61,683
1,559,658	Akbank T.A.S.	1,622,154
30,481	Banco Bilbao Vizcaya Argentaria S.A.	239,849
85,730	Banco Santander S.A.	315,373
13,630	Bancolombia S.A.	87,440
6,714	Bank Hapoalim BM	48,011
43,009	Bank Leumi Le-Israel BM	276,935
279,200	Bank of Beijing Company Ltd., Class A	174,129
14,968	Bank of China Ltd. - ADR(b)	130,671
3,575,000	Bank of China Ltd., H Shares	1,248,874
1,150,000	Bank of Communications Company Ltd., H Shares	680,232
6,913	Barclays plc - ADR	44,451
31,712	BNK Financial Group, Inc.	159,437
5,821	BNP Paribas S.A.	334,798
1,240,000	China Construction Bank Corporation, H Shares	701,292

See accompanying notes which are an integral part of these financial statements.

DUNHAM INTERNATIONAL STOCK FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2023

Shares		Fair Value
	COMMON STOCKS — 93.6% (Continued)
	BANKING - 13.6% (Continued)
32,000	China Merchants Bank Company Ltd.	$134,666
350,500	China Minsheng Banking Corp Ltd., H Shares	116,528
272,000	Chongqing Rural Commercial Bank Company Ltd., H Shares	102,974
27,662	Commercial International Bank Egypt S.A.E	31,479
33,797	Deutsche Bank A.G.(b)	372,105
1,861	Erste Group Bank A.G.	66,654
395,065	Haci Omer Sabanci Holding A/S	746,194
10,225	Hana Financial Group, Inc.	296,985
11,604	HSBC Holdings plc - ADR(b)	421,573
59,435	Industrial & Commercial Bank of China Ltd. - ADR	569,387
1,630,000	Industrial & Commercial Bank of China Ltd., H Shares	781,169
26,400	Industrial Bank Company Ltd.	54,449
84,770	Intesa Sanpaolo SpA	220,937
12,641	KB Financial Group, Inc.	481,326
16,962	National Australia Bank Ltd.	303,865
15,777	Nordea Bank Abp	166,214
1,218	OTP Bank Nyrt	45,325
121,567	Quinenco S.A.	329,032
17,837	Royal Bank of Canada(b)	1,424,684
775,890	Sberbank of Russia PJSC(a),(g)	—
2,831	Shinhan Financial Group Company Ltd.	72,689
36,156	Skandinaviska Enskilda Banken A.B.	403,461
6,000	Swedbank A.B., A Shares	98,534
529,219	Turkiye Garanti Bankasi A/S	878,139
119,320	Turkiye Is Bankasi A/S	88,674
21,414	UniCredit SpA	536,949
1,284,860,000	VTB Bank PJSC(a),(c),(g)	—
2,410,939	Yapi ve Kredi Bankasi A/S	1,471,129
		16,340,450
	BIOTECH & PHARMA - 5.1%
12,451	Bayer A.G.	538,098
58,236	GSK plc - ADR	2,079,025

See accompanying notes which are an integral part of these financial statements.

DUNHAM INTERNATIONAL STOCK FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2023

Shares		Fair Value
	COMMON STOCKS — 93.6% (Continued)
	BIOTECH & PHARMA - 5.1% (Continued)
2,500	Otsuka Holdings Company Ltd.	$84,115
13,679	Roche Holding A.G.	3,525,326
		6,226,564
	CHEMICALS - 1.4%
2,100	Kaneka Corporation	51,391
3,200	Nitto Denko Corporation	207,059
10,128	PhosAgro PJSC(a),(g)	—
34,000	Shin-Etsu Chemical Company Ltd.	1,016,714
72,200	Toray Industries, Inc.	349,292
603	Yara International ASA - ADR	9,799
		1,634,255
	COMMERCIAL SUPPORT SERVICES - 0.2%
3,824	Randstad N.V.	198,065

	CONSTRUCTION MATERIALS - 0.0%(d)
1,100	AGC, Inc.	37,422
0	Turkiye Sise ve Cam Fabrikalari A/S	0
		37,422
	DIVERSIFIED INDUSTRIALS - 0.8%
18,900	Mitsubishi Heavy Industries Ltd.	973,439

	E-COMMERCE DISCRETIONARY - 0.3%
4,124	Alibaba Group Holding Ltd. - ADR(c)	340,395

	ELECTRIC UTILITIES - 0.9%
1,200	Chubu Electric Power Company, Inc.	14,501
12,042	E.ON S.E.	143,306
19,994	Engie S.A.	318,066
3,821	Fortis, Inc.	151,709
3,800	Kansai Electric Power Company, Inc. (The)	48,655
52,622	Origin Energy Ltd.	305,256
16,700	Tokyo Electric Power Company Holdings, Inc.(c)	70,670
		1,052,163

See accompanying notes which are an integral part of these financial statements.

DUNHAM INTERNATIONAL STOCK FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2023

Shares		Fair Value
	COMMON STOCKS — 93.6% (Continued)
	ELECTRICAL EQUIPMENT - 0.3%
7,240	ABB Ltd.	$243,256
5,276	Hefei Meiya Optoelectronic Technology, Inc.	14,003
7,600	Mitsubishi Electric Corporation	87,145
		344,404
	ENGINEERING & CONSTRUCTION - 1.2%
966,900	China State Construction Engineering Corp Ltd.	684,490
1	Enka Insaat ve Sanayi A/S	1
1,666,800	Metallurgical Corp of China Ltd., Class A	754,406
		1,438,897
	ENTERTAINMENT CONTENT - 0.4%
148,900	37 Interactive Entertainment Network Technology	421,289

	FOOD - 0.4%
741,000	WH Group Ltd.	442,550

	GAS & WATER UTILITIES - 0.0%(d)
2,100	Tokyo Gas Company Ltd.	47,160

	HOME & OFFICE PRODUCTS - 0.0%(d)
1	Arcelik A/S	5
1,106	Beijing Roborock Technology Company Ltd.	47,821
		47,826
	INDUSTRIAL SUPPORT SERVICES - 0.2%
13,200	Sumitomo Corporation	259,481

	INSTITUTIONAL FINANCIAL SERVICES - 1.5%
3,396	Deutsche Boerse A.G.	559,082
14,800	Haitong Securities Company Ltd.	8,498
329,400	Nomura Holdings, Inc.	1,272,607
		1,840,187
	INSURANCE - 7.7%
5,463	Assicurazioni Generali SpA	108,537
231,585	China Life Insurance Company Ltd., H Shares	313,658
6,500	Dai-ichi Life Holdings, Inc.	137,313

See accompanying notes which are an integral part of these financial statements.

DUNHAM INTERNATIONAL STOCK FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2023

Shares		Fair Value
	COMMON STOCKS — 93.6% (Continued)
	INSURANCE - 7.7% (Continued)
7,097	Hyundai Marine & Fire Insurance Company Ltd.	$165,370
74,000	Japan Post Holdings Company Ltd.	654,989
28,900	MS&AD Insurance Group Holdings, Inc.	1,058,912
4,367	Muenchener Rueckversicherungs-Gesellschaft A.G. in Muenchen	1,752,864
24,436	NN Group N.V.	783,879
1,375,300	People’s Insurance Company Group of China Ltd.	1,004,221
2,312,000	People’s Insurance Company Group of China Ltd., H Shares	762,866
3,712	Samsung Fire & Marine Insurance Company Ltd.	709,041
28,200	Sompo Holdings, Inc.	1,221,623
5,130	Swiss Re A.G.	560,537
		9,233,810
	MACHINERY - 0.4%
29,300	Yokogawa Electric Corporation	531,948

	MEDICAL EQUIPMENT & DEVICES - 0.3%
7,600	Shimadzu Corporation	179,712
13,130	Smith & Nephew plc	146,922
		326,634
	METALS & MINING - 2.5%
67,500	China Shenhua Energy Company Ltd.	279,601
17,000	China Shenhua Energy Company Ltd., H Shares	52,105
68,700	Henan Shenhuo Coal & Power Company Ltd.	154,470
3,785	MMC Norilsk Nickel PJSC(a),(c).(g)	—
394,000	Pingdingshan Tianan Coal Mining Company Ltd.	539,140
1,994	Rio Tinto plc	127,203
17,172	Rio Tinto plc - ADR(b)	1,104,846
362,000	Shanxi Coal International Energy Group Company	806,819
		3,064,184
	OIL & GAS PRODUCERS - 16.1%
67,459	BP plc - ADR	2,467,650
105,666	BP PLC	645,121
991,900	China Petroleum & Chemical Corporation	740,775
1,214,000	China Petroleum & Chemical Corporation, H Shares	620,886
17,700	ENEOS Holdings, Inc.	65,586

See accompanying notes which are an integral part of these financial statements.

DUNHAM INTERNATIONAL STOCK FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2023

Shares		Fair Value
	COMMON STOCKS — 93.6% (Continued)
	OIL & GAS PRODUCERS - 16.1% (Continued)
25,103	Eni SpA - ADR(b)	$817,354
13,665	Eni SpA	223,436
2,334	Equinor ASA - ADR(b)	77,886
6,389	Equinor ASA	214,198
247,390	Gazprom PJSC(a),(c),(g)	—
87,530	Gazprom PJSC - ADR(a),(c),(g)	—
37,200	Inpex Corporation	539,805
28,776	KOC Holding A/S	139,164
24,250	LUKOIL PJSC(a)	—
22,511	Motor Oil Hellas Corinth Refineries S.A.	536,033
9,000	OMV A.G.	394,803
2,062,700	PetroChina Company Ltd.	2,009,785
1,184,100	PetroChina Company Ltd., H Shares	772,881
115,100	Petroleo Brasileiro S.A.	863,096
11,641	Petroleo Brasileiro S.A. - ADR	174,615
60,434	Polski Koncern Naftowy ORLEN S.A.	955,778
11,600	PTT Exploration & Production PCL	52,682
9,462	Repsol S.A.	138,572
117,940	Rosneft Oil Company PJSC(a),(g)	—
180,905	Santos Ltd.	882,728
76,147	Shell plc	2,488,042
25,515	Shell plc - ADR	1,662,047
6,830	Tatneft PJSC(a),(g)	—
11,754	TotalEnergies S.E.	786,001
342,078	Var Energi ASA	1,155,779
		19,424,703
	OIL & GAS SERVICES & EQUIPMENT - 0.7%
1,256,700	CNOOC Energy Technology & Services Ltd.	522,950
606,300	Sinopec Oilfield Service Corporation-A(c)	160,943
1,708,000	Sinopec Oilfield Service Corporation-H(c)	120,134
		804,027
	PUBLISHING & BROADCASTING - 0.1%
68,800	Jiangsu Phoenix Publishing & Media Corp Ltd.	90,372

See accompanying notes which are an integral part of these financial statements.

DUNHAM INTERNATIONAL STOCK FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2023

Shares		Fair Value
	COMMON STOCKS — 93.6% (Continued)
	RETAIL - CONSUMER STAPLES - 0.9%
34,300	Shanghai Bailian Group Company Ltd.	$18,694
47,593	Woolworths Group Ltd.	1,065,369
		1,084,063
	RETAIL - DISCRETIONARY - 0.0%(d)
3,842	Hennes & Mauritz A.B., Class B	51,613

	SEMICONDUCTORS - 6.9%
17,000	ASE Technology Holding Company Ltd.	59,445
5,153	ASML Holding N.V.	3,098,197
1,312	ASML Holding N.V. - ADR(b)	785,639
33,000	MediaTek, Inc.	860,245
371,000	MLS Company Ltd.	470,771
63,000	Novatek Microelectronics Corporation	886,168
55,000	Taiwan Semiconductor Manufacturing Company Ltd.	897,210
10,000	Tokyo Electron Ltd.	1,321,377
		8,379,052
	SOFTWARE - 1.2%
520	Check Point Software Technologies Ltd.(c)	69,810
108	Constellation Software, Inc.	216,505
1,442	Open Text Corporation(b)	48,163
6,857	SAP S.E.	919,931
2,833	Shopify, Inc., Class A(c)	133,689
		1,388,098
	SPECIALTY FINANCE - 1.1%
49,600	ORIX Corporation	902,043
20,481	Samsung Card Company Ltd.	475,167
		1,377,210
	STEEL - 1.8%
207,000	Baoshan Iron & Steel Company Ltd.	177,119
25,100	JFE Holdings, Inc.	349,715
36,400	Mitsui & Company Ltd.	1,322,927
11,800	Nippon Steel Corporation	254,513
		2,104,274

See accompanying notes which are an integral part of these financial statements.

DUNHAM INTERNATIONAL STOCK FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2023

Shares		Fair Value
	COMMON STOCKS — 93.6% (Continued)
	TECHNOLOGY HARDWARE - 6.0%
1,251,000	Acer, Inc.	$1,320,575
70,300	Anker Innovations Technology Company Ltd.	900,692
10,100	Brother Industries Ltd.	157,563
74,000	BYD Electronic International Company Ltd.	308,914
12,000	Canon, Inc.	283,688
103,000	Chicony Electronics Company Ltd.	396,048
5,400	FUJIFILM Holdings Corporation	295,368
296,425	Hisense Visual Technology Company Ltd.	943,591
28,000	Inventec Corporation	35,035
2,200	Kyocera Corporation	108,441
84,000	Lenovo Group Ltd.	97,754
538	LG Electronics, Inc.	39,867
156,000	Quanta Computer, Inc.	919,966
25,050	Samsung Electronics Company Ltd.	1,245,496
13,000	Wistron Corporation	36,207
35,200	ZTE Corporation, H Shares	78,223
		7,167,428
	TECHNOLOGY SERVICES - 2.4%
11,851	Experian plc	359,502
7,000	Fujitsu Ltd.	906,833
2,800	Nomura Research Institute Ltd.	73,500
27,000	NTT Data Corporation	332,908
1,870	Thomson Reuters Corporation	224,176
7,689	Wolters Kluwer N.V.	986,743
		2,883,662
	TELECOMMUNICATIONS - 4.3%
2,583,200	China United Network Communications Ltd.	1,574,724
137,923	Deutsche Telekom A.G.	2,994,037
151,363	Telefonica S.A.	584,778
7,402	Telenor ASA	75,673
		5,229,212
	TRANSPORTATION & LOGISTICS - 4.1%
211	AP Moller - Maersk A/S - Series A	344,514
158,660	COSCO SHIPPING Holdings Company Ltd., Class A	212,060

See accompanying notes which are an integral part of these financial statements.

DUNHAM INTERNATIONAL STOCK FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2023

Shares		Fair Value
	COMMON STOCKS — 93.6% (Continued)
	TRANSPORTATION & LOGISTICS - 4.1% (Continued)
2,888	Deutsche Post A.G.	$112,780
40,700	Kawasaki Kisen Kaisha Ltd.	1,395,602
56,400	Mitsui OSK Lines Ltd.	1,456,097
8,500	Nippon Express Holdings Company Ltd.	436,861
20,000	Nippon Yusen KK	489,345
1	Turk Hava Yollari AO(c)	8
333,000	Xiamen C & D, Inc.	445,081
		4,892,348
	WHOLESALE - CONSUMER STAPLES - 1.0%
38,800	Marubeni Corporation	567,325
13,900	Mitsubishi Corporation	647,956
		1,215,281
	WHOLESALE - DISCRETIONARY - 1.0%
21,700	Toyota Tsusho Corporation	1,155,227

	TOTAL COMMON STOCKS (Cost $116,236,434)	112,576,460

	EXCHANGE-TRADED FUNDS — 1.0%
	EQUITY - 1.0%
13,599	Global X MSCI Argentina ETF	522,746
10,974	iShares MSCI EAFE ETF(b)	734,380
		1,257,126

	TOTAL EXCHANGE-TRADED FUNDS (Cost $1,060,357)	1,257,126

	PREFERRED STOCKS — 4.4%
	AUTOMOTIVE — 1.3%
5,604	Hyundai Motor Company	413,128
11,130	Volkswagen A.G.	1,180,582
		1,593,710

See accompanying notes which are an integral part of these financial statements.

DUNHAM INTERNATIONAL STOCK FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2023

Shares				Fair Value
	PREFERRED STOCKS — 4.4% (Continued)
	INSTITUTIONAL FINANCIAL SERVICES — 0.2%
110,420	Mirae Asset Securities Company Ltd.			$286,022

	INSURANCE — 0.4%
3,206	Samsung Fire & Marine Insurance Company Ltd.			438,673

	OIL & GAS PRODUCERS — 1.8%
310,800	Petroleo Brasileiro S.A.			2,141,301

	TECHNOLOGY HARDWARE — 0.7%
19,632	Samsung Electronics Company Ltd.			782,944

	TOTAL PREFERRED STOCKS (Cost $5,886,802)			5,242,650

		Expiration Date	Exercise Price
	WARRANT — 0.0%(d)
	SOFTWARE - 0.0% (c),(d)
108	Constellation Software Inc (Canada)	04/02/2040	$0.00	—

	TOTAL WARRANT (Cost $0)			—

	SHORT-TERM INVESTMENTS — 5.5%
	COLLATERAL FOR SECURITIES LOANED - 5.0%
6,025,048	Mount Vernon Liquid Assets Portfolio, LLC, 5.49% (e),(f)			6,025,048

	MONEY MARKET FUNDS - 0.5%
544,348	Fidelity Government Portfolio, CLASS I, 5.23% (e)			544,348

	TOTAL SHORT-TERM INVESTMENTS (Cost $6,569,396)			6,569,396

	TOTAL INVESTMENTS - 104.5% (Cost $129,752,989)			$125,645,632
	LIABILITIES IN EXCESS OF OTHER ASSETS - (4.5)%			(5,445,298)
	NET ASSETS - 100.0%			$120,200,334

ADR	- American Depositary Receipt

A/S	- Anonim Sirketi

EAFE	- Europe, Australasia and Far East

ETF	- Exchange-Traded Fund

LLC	- Limited Liability Company

LTD	- Limited Company

MSCI	- Morgan Stanley Capital International

NV	- Naamioze Vennootschap

PJSC	- Public Joint-Stock Company

PLC	- Public Limited Company

SA	- Societe Anonyme

TAS	- Turkish Accounting Standards

(a)	The value of this security has been determined in good faith under policies of the Board of Trustees.

(b)	All or a portion of these securities are on loan. Total loaned securities had a value of $5,952,575 at October 31, 2023.

(c)	Non-income producing security.

(d)	Percentage rounds to less than 0.1%.

(e)	Rate disclosed is the seven day effective yield as of October 31, 2023.

(f)	The Trust’s securities lending policies and procedures require that the borrower: deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. From time to time the collateral may not be 102% due to end of day market movement. The next business day additional collateral is obtained/received from the borrower to replenish/reestablish 102%.

(g)	Illiquid security.

See accompanying notes which are an integral part of these financial statements.

Dunham Dynamic Macro Fund (Unaudited)
Message from the Sub-Adviser (Vontobel Asset Management, Inc)

Asset Class Recap

Financial market performance turned out to be more challenging as markets increasingly absorbed the “higher-for-longer” interest-rate scenario. While central banks have made significant progress on combating inflation during the fiscal year, there are reasonable doubts if inflation targets can be achieved within the desired timeframe, considering economic growth continues to be strong and labor market data remains resilient. Incessant rate re-pricings were the consequence in response to heightened uncertainty pushing expected rate cuts further out. In October, futures markets were pricing in only a 50 basis point rate cut for the second half of 2024. As a result, investors witnessed volatile equity markets giving up large parts of the gains made over much of the fiscal year as well as a bear steepening across yield curves, with the longer maturities rising faster than the shorter maturities. Global equities, as measured by the MSCI All Country World Index (net), increased 10.5 percent during the fiscal year while US equities, as measured by the S&P 500 Index, increased 10.1 percent, and foreign equities, as measured by the MSCI All Country World Index ex US (net), rose 12.1 percent. Bond markets, as measured by the Bloomberg Global Aggregate Bond Unhedged Index, increased 1.7 percent during the same time period. Broad commodities on the other hand, as measured by the S&P GSCI Commodity Dynamic Roll index, decreased 3.2 percent. The dispersion in returns across these broad asset classes when considering only the return for the entire period does not reflect the significant differences experienced during the fiscal year. For example, at the end of May commodities were down nearly 12 percent and foreign stocks were up almost 17 percent. Therefore, the penalty for having exposure to the wrong asset class at the wrong time was still severe during the fiscal year.

Allocation Review

The Sub-Adviser utilizes a highly active allocation strategy, which involves large shifts in exposures across three broad asset classes: equities, bonds, and commodities. In response to the uncertainty and heightened volatility in the equity markets, the Sub-Adviser’s equity allocation model continued to slowly retreat from its overweight position. Similarly, its bond allocation model maintained an underweight position, albeit at a decreasing rate as the adverse effects of rising rates made forecasted downside risk less severe. Meanwhile, the Sub-Adviser’s risk model has been flagging parallels to periods that were all followed by substantial economic decelerations. This corresponds with the tempering of overall risk exposure within the Fund, particularly after the equity markets rallied into the summer. The Fund’s retreat from maximum equity levels initiated in July continued through the end of October and settled near 60 percent of the Fund when considering the notional value of the futures contracts. The primary catalyst for the reduction in the equity exposure has been the term spread reflecting the expected negative impact from the “higher-for-longer” narrative captured by yield curve bear steepening. The shape and changes in the yield curve effected the Sub-Adviser’s bond model, as well. The Sub-Adviser’s bond models have been steadily reducing their short duration allocation during the fiscal year, from a meaningfully negative duration to being only slightly negative at the end of October. However, the bond model’s momentum factor remains firmly negative on the asset class which the Sub-Adviser believes means there is likely more volatile price/yield action on the horizon. That said, mean reversion has crept back into positive territory, signaling potentially improved valuation conditions in government bonds. Therefore, there are pockets within the bond allocation that have long exposure to specific government bonds and bond futures despite a short exposure in most other government bonds, primarily using futures contracts. The contribution from the carry component remains muted as yield curves are disinverting and exhibiting flatter shapes. In sum, these dynamics led to the maintenance of an underweight stance in bonds for the Fund, albeit a less extreme one. Directional commodity exposure was near-zero over most of the 12-month period as the Sub-Adviser’s model covering commodities remained negative and the economic outlook captured by the term spread remains too doubtful to warrant a positive allocation.

Holdings Insights

Despite a Sub-Adviser change at the beginning of February, the Fund continued to maintain holdings in the SPDR S&P 500ETF Trust (SPY) (holding weight*: 12.24 percent). This represented a substantial amount of the Fund’s exposure to US stocks. SPY returned 10.0 percent over the fiscal year, making it a positive contributor to performance. Once the new Sub-Adviser’s strategy was implemented, it added exposure to the Invesco Nasdaq 100 ETF (QQQM) (holding weight*: 9.80 percent). Since it was added at the beginning of February, QQQM increased 19.7 percent. The Sub-Adviser used the CME E-Mini Standard & Poor’s 500 Index Future 12/15/2023 (ESZ3 IND) (holding notional weight*: -2.40 percent) to quickly adjust the exposure to the United States stocks. Since this short futures contract was initiated in September, the S&P 500 Index declined, resulting in an approximate 7.2 percent positive experience to the Fund via this contract. The Sub-Adviser also added exposure to foreign stocks through the Franklin FTSE United Kingdom ETF (FLGB) (holding weight*: 5.65 percent), the Frankline FTSE Japan ETF (FLJP) (holding weight*: 5.03 percent), and the SPDR EURO STOXX 50 ETF (FEZ) (holding weight*: 4.56 percent). Since each of these were added to the Fund at the beginning of March, FLJP increased 6.2 percent while FLGB and FEZ decreased 3.6 percent and 2.0 percent, respectively. Similar to the United States, the Sub-Adviser also used futures contracts on foreign stock indices, including the TSE TOPIX Future 12/7/2023 (TPZ3 IND) (holding notional weight*: 14.90 percent), the Eurex EURO STOXX 50 Future 12/15/2023 (VGZ3 IND) (holding notional weight*: 5.20 percent), and the FTSE 100 Index Future 12/15/2023 (Z Z3 IND) (holding notional weight*: 4.26 percent). Each of these futures contracts detracted from performance since they were added to the Fund in early September due to their underlying indices declining. The TPZ3 IND, VGZ3 IND, and Z Z3 IND detracted approximately 7.5 percent, 6.6 percent, and 6.0 percent, respectively since being added to the Fund.

As the Sub-Adviser’s models generally maintained a negative overall exposure to bonds, particularly to overall duration, the effect on the Fund was broadly positive. However, the benefits were generally not material to Fund performance. When considering the short-term Treasury bills, these provided returns similar to short-term cash rates, adding positively to the absolute performance of the Fund.

Sub-Adviser Outlook

As monetary policy effects of previous rate hikes are still building in the system, the Sub-Adviser has only recently entered the time window during which a recession may actually materialize. While the late 1980s continue to stand as a crucial reference point in the Sub-Adviser’s risk model’s search for a risk environment comparable to today’s, other periods, specifically 2006 and 2018, have become increasingly significant in identifying historical parallels. This shift is attributed to the gradual retreat of some variables from extreme levels, such as the term spread, which is subtly reverting to normalcy as yield curves disinvert. While the growing resemblance to 2006 and 2018 as signaled by the Sub-Adviser’s risk model can be interpreted as a sign that the current policy tightening cycle may be winding down, it does not rule out the possibility of a recession. In fact, it could be a harbinger of its onset. In response, the Sub-Adviser’s model treats equities with a grain of salt and are approaching a more neutral stance on bonds.

*	Holdings percentage(s) of total investments, cash and unsettled trades excluding collateral for securities loaned as of 10/31/2023.

Dunham Dynamic Macro Fund
PORTFOLIO REVIEW (Unaudited)
October 31, 2023

The Fund’s performance figures* for each of the periods ended October 31, 2023, compared to its benchmarks:

		Annualized	Annualized
	1 Year Return	5 Year Return	10 Year Return
Class N	11.00%	3.18%	1.63%
Class A with Load 4.50%	4.41%	1.70%	0.77%
Class A without load	10.82%	2.92%	1.37%
Class C	10.00%	2.15%	0.62%
Dow Jones Moderately Aggressive Portfolio Index (a)	5.03%	5.54%	5.85%
Morningstar Macro Trading Category (b)	0.31%	2.76%	2.08%

*	Total Returns are calculated based on traded NAVs. As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including underlying funds, are 1.86% for Class N, 2.86% for Class C and 2.11% for Class A. Class A shares are subject to a sales load of 5.75% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of Fund shares or Fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

(a)	The Dow Jones Moderately Aggressive Portfolio Index is designed to measure a total portfolio of stocks, bonds, and cash, allocated to represent an investor’s desired risk profile. The Dow Jones Moderately Aggressive Portfolio Index risk level is set to 80% of the Dow Jones Global Stock CMAC Index’s downside risk (past 36 months).

(b)	The Morningstar Macro Trading Category is generally representative of mutual funds that use systematic or discretionary methods to examine broad factors such as the global economy, government policies, interest rates, inflation, and market trends. These mutual funds are not restricted by asset class and may invest across such disparate assets as global equities, bonds, currencies, and commodities, and make extensive use of derivatives. These strategies can take significant directional long or short positions on any asset class over short periods and may have relatively high portfolio turnover.

Comparison of the Change in Value of a $100,000 Investment

Portfolio Composition * (Unaudited)
Equity	38.1%
U.S. Treasury Notes	26.8%
U.S. Treasury Bills	12.6%
Supranational	5.1%
Government Guaranteed	5.0%
Commodity	0.1%
Other	12.3%
Total	100.0%

*   Based on total value of investments as of October 31, 2023. Does not include derivative holdings.

Percentage may differ from Schedule of Investments which are based on Fund net assets.

Please refer to the Schedule of Investments for a more detailed listing of the Fund’s holdings.

DUNHAM DYNAMIC MACRO FUND
SCHEDULE OF INVESTMENTS
October 31, 2023

Shares				Fair Value
	EXCHANGE-TRADED FUNDS — 37.5%
	COMMODITY - 0.1%
1,267	iShares GSCI Commodity Dynamic			$35,691

	EQUITY - 37.4%
85,300	Franklin FTSE Japan ETF			2,208,417
107,700	Franklin FTSE United Kingdom ETF			2,477,100
29,800	Invesco Nasdaq 100 ETF			4,301,034
48,600	SPDR EURO STOXX 50 ETF			1,999,890
12,843	SPDR S&P 500 ETF Trust			5,370,943
				16,357,384

	TOTAL EXCHANGE-TRADED FUNDS (Cost $13,857,187)			16,393,075

Principal		Coupon Rate
Amount ($)		(%)	Maturity
	CORPORATE BONDS — 5.6%
	GOVERNMENT GUARANTEED — 4.9%
1,273,000	Kreditanstalt fuer Wiederaufbau	1.2500	01/31/25	1,209,479
1,000,000	Landwirtschaftliche Rentenbank	2.0000	01/13/25	959,383
				2,168,862
	SUPRANATIONAL — 0.7%
300,000	Asian Development Bank	4.1250	09/27/24	296,257

	TOTAL CORPORATE BONDS (Cost $2,464,527)			2,465,119

	NON U.S. GOVERNMENT & AGENCIES — 4.4%
	SUPRANATIONAL — 4.4%
1,000,000	Inter-American Development Bank	2.6250	01/16/24	993,877
1,000,000	International Bank for Reconstruction & Development	0.3750	07/28/25	919,794
	TOTAL NON U.S. GOVERNMENT & AGENCIES (Cost $1,930,205)			1,913,671

See accompanying notes which are an integral part of these financial statements.

DUNHAM DYNAMIC MACRO FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2023

Principal		Coupon Rate
Amount ($)		(%)	Maturity	Fair Value
	U.S. GOVERNMENT & AGENCIES — 26.3%
	U.S. TREASURY NOTES — 26.3%
1,500,000	United States Treasury Note	2.5000	05/15/24	$1,476,250
1,500,000	United States Treasury Note	0.3750	07/15/24	1,447,432
1,000,000	United States Treasury Note	1.5000	09/30/24	964,965
5,000,000	United States Treasury Note	1.0000	12/15/24	4,763,281
2,000,000	United States Treasury Note	1.1250	02/28/25	1,893,516
1,000,000	United States Treasury Note	2.1250	05/15/25	954,727
	TOTAL U.S. GOVERNMENT & AGENCIES (Cost $11,554,656)			11,500,171

Shares
	SHORT-TERM INVESTMENTS — 24.5%
	MONEY MARKET FUNDS - 12.1%
5,278,923	Morgan Stanley Institutional Liquidity Fund, Institutional Class, 5.25% (b)			5,278,923

Principal		Discount Rate
Amount ($)		(%)
	U.S. TREASURY BILLS — 12.4%
4,500,000	United States Treasury Bill(a)	5.2647	02/22/24	4,424,978
1,000,000	United States Treasury Bill(a)	5.2864	04/18/24	975,037
				5,400,015
	TOTAL SHORT-TERM INVESTMENTS (Cost $10,684,992)			10,678,938

	TOTAL INVESTMENTS - 98.3% (Cost $40,491,567)			$42,950,974
	OTHER ASSETS IN EXCESS OF LIABILITIES- 1.7%			753,516
	NET ASSETS - 100.0%			$43,704,490

OPEN FUTURES CONTRACTS
Number of				Value and Unrealized
Contracts	Open Long Futures Contracts	Expiration	Notional Amount(c)	Appreciation (Depreciation)
53	Eurex EURO STOXX 50 Future	12/15/2023	$2,282,887	$(114,168)
2	Euro-BTP Italian Bond Futures	12/07/2023	233,295	2,395
21	FTSE 100 Index Future	12/15/2023	1,870,206	(58,712)
7	Long Gilt Future	12/27/2023	792,523	(18,985)
44	TSE TOPIX (Tokyo Price Index) Future	12/07/2023	6,543,032	(312,411)
	TOTAL FUTURES CONTRACTS			$(501,881)

See accompanying notes which are an integral part of these financial statements.

DUNHAM DYNAMIC MACRO FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2023

OPEN FUTURES CONTRACTS
Number of Contracts	Open Short Futures Contracts	Expiration	Notional Amount(c)	Value and Unrealized Appreciation (Depreciation)
27	CBOT 10 Year US Treasury Note	12/19/2023	$2,866,640	$62,273
5	CME E-Mini Standard & Poor’s 500 Index Future	12/15/2023	1,053,063	23,450
1	Eurex 10 Year Euro BUND Future	12/07/2023	136,512	(31)
11	French Government Bond Futures	12/07/2023	1,435,274	(505)
	TOTAL FUTURES CONTRACTS			$85,187

					Unrealized
Foreign Currency	Settlement Date	Counterparty	Local Currency	U.S. Dollar Value	Appreciation/(Depreciation)
To Buy:
British Pound	11/16/2023	US Bank	100,000	$121,541	$188
Euro	11/16/2023	US Bank	350,000	370,630	(202)
				$492,171	$(14)

To Sell:
British Pound	11/16/2023	US Bank	2,050,000	$2,491,586	$50,231
Euro	11/16/2023	US Bank	2,150,000	2,276,728	26,675
Japanese Yen	11/16/2023	US Bank	315,000,000	2,083,077	68,721
				$6,851,391	$145,627

Total					$145,613

ETF	- Exchange-Traded Fund

SPDR	- Standard & Poor’s Depositary Receipt

(a)	Zero coupon bond.

(b)	Rate disclosed is the seven day effective yield as of October 31, 2023.

(c)	The amounts shown are the underlying reference notional amounts to stock exchange indices and equities upon which the fair value of the futures contracts held by the Fund are based. Notional values do not represent the current fair value of, and are not necessarily indicative of the future cash flows of the Fund’s futures contracts. Further, the underlying price changes in relation to the variables specified by the notional values affects the fair value of these derivative financial instruments. The notional values as set forth within this schedule do not purport to represent economic value at risk to the Fund.

See accompanying notes which are an integral part of these financial statements.

Dunham Long/Short Credit Fund (Unaudited)
Message from the Sub-Adviser (MetLife Investment Management, LLC)

Asset Class Recap

The 2022 fiscal year took its toll on fixed- income investors as rising interest rates prompted one of the worst years in the asset class history. The Bloomberg U.S. Aggregate Index and the Bloomberg U.S. Corporate Index recorded abysmal negative total returns of 15.7 percent and 19.6 percent, respectively, while the ICE BofA U.S. Cash Pay High Yield Index declined 11.3 percent. As rising Interest rates were the primary driver for the poor performance in the 2022 fiscal year, falling interest rates helped the fixed-income asset class rebound in the first two fiscal quarters of the 2023 fiscal year. Despite the Federal Funds Rate continuing to rise through the period, yields eased lower amid investor expectations that the Federal Reserve is nearing the end of its tightening cycle. In the first six months of the fiscal year, the yield on the 5-year U.S. Treasury, 10-year U.S. Treasury, and 30- year U.S. Treasury declined over 50 basis points, prompting duration- sensitive assets to rally. Fixed income markets were also boosted in the period as strong demand for credit was met with underwhelming supply. As falling interest rates were the primary driver of strong performance over the first six months of the fiscal year, rising interest rates to close the fiscal year weighed on duration-sensitive bonds. Although the Federal Reserve raised rates just 25 basis points in July and chose to hold rates steady in September, yields continued to rise due to numerous factors. Inflation continued to decline, but at a slower pace than previously anticipated, and labor continued to be resilient, prompting speculation that the Federal Reserve will have to keep interest rates higher than anticipated. Yields were also boosted by geopolitical tensions spiking worldwide, prompting a flight to perceived “safe-haven” assets. Over the fiscal year ended October 31, 2023, short and intermediate-term corporates underperformed their longer-dated counterparts, as the Bloomberg US Corporate 3-5 years Index added 4.2 while the Bloomberg US Corporate 7-10 years Index increased 2.4 percent. When considering the credit quality spectrum, the higher duration associated with higher credit quality resulted in the ICE BofA AAA US Corporate Index falling 0.2 percent and the ICE BofA Single-B US Cash Pay High-Yield Index rising 6.3 percent.

Allocation Review

The Fund’s core long positions were the strongest contributors to positive Fund performance over the fiscal year. The Sub-Adviser increased this exposure to the core long positions from 30 percent to 42 percent as it focused on high quality short maturity bonds. This resulted in the net notional exposure of the Fund increasing to 19 percent from 16 percent. The Sub-Adviser continued to implement its interest rate hedging strategy, which resulted in an overall duration of approximately 0.35 years. This interest rate hedging strategy primarily utilizes Treasury bond futures of various maturities to maintain an overall duration exposure for the Fund. This exposure meaningfully helped the Fund avoid some of the most significant losses in fiscal year 2022, but it was a detractor from gains in the most recent fiscal period. The Sub-Adviser also continued to manage credit risk exposure with credit default swaps on broad baskets of high-yield and investment grade debt, as well as with total return swaps on the IBOXX High -Yield Bond Index. At the end of the fiscal year, the aggregate gross notional value of these credit default swaps and total return swaps was over 38 percent of the Fund. The Fund also had exposure to strategies that are generally less reliant on the market’s trajectory, such as pairs trades, catalyst- driven investments, and opportunistic trading. During the fiscal period, these strategies in aggregate comprised close to 30 percent of the Fund, but provided mixed results as catalyst driven trades was the largest detractor from Fund performance over the fiscal year.

Holdings Insights

The biggest driver of underperformance over the fiscal year was the Fund’s position in the Credit Suisse Group A.G. 7.5% Until 12/11/2023 Due 6/11/2170 (22546DAB2) (holding weight*: 0.25 percent). This was one of the Sub-Adviser’s highest conviction ideas in the Fund, and it was written down to $0 as part of the conditions imposed by the Swiss regulator FINMA related to the forced marriage of Credit Suisse and UBS. The Sub-Adviser believes this type of loss is unlike any it has encountered, and the velocity was such that it evaded one of the Fund’s risk mitigation tools, the stop loss. The Sub-Adviser held the view that the debt was not generic subordinated risk, but rather a unique security that contained language that strongly suggested the bank would call the security at its first call date of December 2023. The Sub-Adviser did not anticipate the tremors in the US banking system that would quickly lead to knock-on effects across Europe that coincided with an off - the-cuff remark from the Saudi Finance minister that suggested they would provide no further support for the beleaguered bank. Despite being a meaningful detractor for the fiscal year, this exposure was the largest contributor to Fund performance over the most recent fiscal quarter as this credit had deep bids in the market as distressed investors positioned themselves to benefit from a potential future litigation settlement. Although the exposure to credit default swaps contributed to Fund performance during periods of volatility, this exposure detracted from Fund performance over the fiscal year. For example, the Fund held the CDX NA HY Series 40 12/20/2027 (CDXNAHY40) (holding notional weight*: 9.01 percent), a credit default swap on a basket of high- yield bonds, contributed to positive Fund performance as high-yield bonds sold off during the most recent fiscal quarter. However, this exposure meaningfully detracted over the full fiscal year as high-yield bonds rallied 5.8 percent, as measured by the ICE BofA U.S. Cash Pay High Yield Index.

Although the exposure to the Credit Suisse debt overshadowed other positions within the Fund, many credits contributed to positive Fund performance over the fiscal year. This included, the floating rate debt HSBC Holdings plc, Due 03/10/2026 (404280DB2) (holding weight*: 1.92 percent), a British multinational bank, and the Mohegan Tribal Gaming Authority 13.25%, Due 12/15/2027 (608328BJ8) (holding weight*: 0.71 percent), operator of Mohegan Sun properties throughout the United States and developer of the Inspire Integrated Resort in South Korea. Over the fiscal year, the HSBC floating rate credit rose 9 percent, and the Mohegan Tribal Gaming Authority added 17.3 percent since being added to the Fund in early December 2022. The Fund was also positively impacted by the exposure to Earthstone Energy Holdings, LLC 8%, Due 04/15/2027 (27034RAA1) (holding weight**: 0.95 percent), an independent oil and natural gas development and production company. During the period, this credit surged 15.9 percent due to the news that the company agreed to be acquired by Permian Resources (PR) (not held) .. Another credit from the energy sector that contributed to positive Fund performance was Tullow Oil plc 10.25%, Due 05/15/2026 (899415AG8) (holding weight**: 0.70 percent), a multinational oil and gas exploration company. Over the fiscal year, this credit added 5.6 percent.

Sub-Adviser Outlook

The tug of war between the economic trajectory, corporate fundamentals, valuations, and technicals has resulted in tighter spreads and stretched historical relationships. The economy has largely shrugged off the over 5 percent of Federal Reserve hikes over the past 18 months, with unemployment still under 4 percent and inflation, while slowing, remains above the Federal Reserve’s target. Corporate fundamentals have been resilient. Default rates, while rising, remain low. However, the Sub- Adviser believes that with monetary policy decisively restrictive and many fiscal programs winding down, it has its eyes on cracks forming. High and rising delinquency rates on subprime loans without any significant uptick in unemployment indicate the effects of higher rates are certainly feeding into the lower rungs of consumer balance sheets. Combined with tight commercial and industrial lending standards, consumer strength is likely more fragile than economic data would suggest, and the mere passing of time will continue to chip away at households and corporations. The Sub- Adviser has felt that the uncertain economic outlook amidst snug valuations warranted a defensive risk posture in the Fund and has leaned on higher quality, short-dated corporates to provide the Fund with yield. The Sub-Adviser continues to believe we are steadily marching into the latest stages of the credit cycle, and the conservative positioning will be beneficial to the Fund with spread levels skewing risk to the downside. Moving forward, the Sub-Adviser is unlikely to make wholesale changes to the Fund absent a material change in valuations and instead will continue to refine positioning into sectors, issuers, and securities it believes hold long- term value.

*	Holdings percentage(s) of total investments, cash and unsettled trades excluding collateral for securities loaned as of 10/31/2023.

**	Holdings percentage(s) as of the date prior to the sale of the security.

Dunham Long/Short Credit Fund
PORTFOLIO REVIEW (Unaudited)
October 31, 2023

The Fund’s performance figures* for each of the periods ended October 31, 2023, compared to its benchmarks:

		Annualized	Annualized
	1 Year Return	5 Year Return	10 Year Return
Class N	2.16%	2.59%	3.64%
Class A with Load 5.75%	(3.93)%	1.13%	2.78%
Class A without load	1.91%	2.34%	3.39%
Class C	1.11%	1.59%	2.61%
BofA Merrill Lynch US 3-Month Treasury Bill Index + 3% (a)	7.80%	4.78%	4.16%
Morningstar Nontraditional Bond Category (b)	3.70%	1.13%	1.41%

*	Total Returns are calculated based on traded NAVs. As disclosed in the Trust’s latest registration statement as supplemented the Fund’s total annual operating expenses, including the cost of underlying funds, are 0.99% for Class N, 1.99% for Class C and 1.24% for Class A. Class A shares are subject to a sales load of 5.75% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of Fund shares or Fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

(a)	The BofA Merrill Lynch US 3-Month Treasury Bill Index + 3% is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month that issue is sold and rolled in a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, three months from the rebalancing date. To qualify for selection, an issue must have settled on or before the month-end rebalancing date. Plus an annualized return of 3%. Investors cannot invest directly in an index or benchmark.

(b)	The Morningstar Nontraditional Bond Category is generally representative of mutual funds that deploy absolute return strategies, strategies that are low-correlated to the overall bond market, and strategies that take long and short market and security-level positions.

Comparison of the Change in Value of a $100,000 Investment

Portfolio Composition * (Unaudited)
Corporate Bonds	52.9%
U.S. Government & Agencies	37.8%
Short-Term Investment	5.5%
Collateral for Securities Loaned	2.8%
Term Loans	1.0%
Common Stocks	0.0%
Total	100.0%

*   Based on total value of investments as of October 31, 2023. Does not include derivative holdings.

Percentage may differ from Schedule of Investments which are based on Fund net assets.

Please refer to the Schedule of Investments for a more detailed listing of the Fund’s holdings.

DUNHAM LONG/SHORT CREDIT FUND
SCHEDULE OF INVESTMENTS
October 31, 2023

Shares		Fair Value
	COMMON STOCKS — 0.0%(a)
	TELECOMMUNICATIONS - 0.0%(a)
10,000	NII Holdings, Inc. 144A(b),(c),(l)	$5,700

	TOTAL COMMON STOCKS (Cost $57,730)	5,700

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 53.5%
	ASSET MANAGEMENT — 2.3%
3,440,000	CI Financial Corporation		4.1000	06/15/51	1,842,210
2,780,000	PennantPark Investment Corporation		4.0000	11/01/26	2,451,724
					4,293,934
	AUTOMOTIVE — 2.0%
1,885,000	Ford Motor Credit Company, LLC(d)		3.3700	11/17/23	1,884,431
2,065,000	Hyundai Capital America(c)		1.0000	09/17/24	1,973,620
					3,858,051
	BANKING — 23.5%
2,510,000	Bank of America Corporation(e)	SOFRRATE + 0.670%	1.8430	02/04/25	2,476,619
1,805,000	Bank of Nova Scotia (The)(d),(e)	H15T5Y + 4.551%	4.9000	09/04/68	1,651,026
2,385,000	Barclays plc		3.6500	03/16/25	2,294,046
7,265,000	BPCE S.A.(c),(e)	SOFRRATE + 2.100%	5.9750	01/18/27	7,150,690
2,000,000	Credit Suisse A.G.		3.6250	09/09/24	1,952,243
1,210,000	Danske Bank A/S(c),(e)	H15T1Y + 2.100%	6.4660	01/09/26	1,204,913
3,545,000	HSBC Holdings plc(f)	SOFRRATE + 1.430%	6.7580	03/10/26	3,554,698
2,005,000	JPMorgan Chase & Company(f)	US003M + 0.550%	6.1840	02/01/27	1,887,929
3,188,000	KeyCorp Capital II		6.8750	03/17/29	2,771,803
1,080,000	Lloyds Banking Group plc(e)	H15T1Y + 3.500%	3.8700	07/09/25	1,060,746
950,000	Mitsubishi UFJ Financial Group, Inc.(e)	H15T1Y + 1.080%	5.7190	02/20/26	944,176
3,550,000	NatWest Group plc(e)	H15T1Y + 2.850%	7.4720	11/10/26	3,612,960
4,110,000	Societe Generale S.A.(c)		7.3670	01/10/53	3,587,565
4,735,000	Synchrony Bank		5.4000	08/22/25	4,523,077
5,145,000	Wells Fargo & Company(f)	US0003M + 0.500%	6.1550	01/15/27	4,872,691
795,000	Wells Fargo & Company		5.9500	12/01/86	731,608
					44,276,790

DUNHAM LONG/SHORT CREDIT FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2023

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 53.5% (Continued)
	CONSUMER SERVICES — 2.3%
2,300,000	Grand Canyon University(d)		4.1250	10/01/24	$2,196,041
2,300,000	Grand Canyon University		5.1250	10/01/28	2,040,790
					4,236,831
	ELECTRIC UTILITIES — 8.9%
3,310,000	American Electric Power Company, Inc.		2.0310	03/15/24	3,254,507
3,465,000	American Electric Power Company, Inc.		5.6990	08/15/25	3,429,224
3,030,000	NextEra Energy Capital Holdings, Inc.		5.7490	09/01/25	3,016,579
2,785,000	Pacific Gas and Electric Company		1.7000	11/15/23	2,780,575
4,397,000	Vistra Operations Company, LLC(c)		4.8750	05/13/24	4,352,754
					16,833,639
	FOOD — 1.8%
4,095,000	JBS USA LUX S.A. / JBS USA Food Company / JBS USA		6.5000	12/01/52	3,365,188

	INSTITUTIONAL FINANCIAL SERVICES — 4.5%
3,515,000	Credit Suisse Group A.G.(c),(e)	SOFRRATE + 3.340%	6.3730	07/15/26	3,494,262
4,185,000	Credit Suisse Group A.G.(c),(e)	USSW5 + 4.598%	7.5000	06/11/70	460,350
2,485,000	Goldman Sachs Capital I		6.3450	02/15/34	2,405,981
2,050,000	Goldman Sachs Group, Inc. (The)(f)	SOFRRATE + 0.490%	5.7980	10/21/24	2,045,362
					8,405,955
	INSURANCE — 2.8%
2,155,000	Mutual of Omaha Insurance Company(c),(e)	US003M + 2.640%	4.2970	07/15/54	2,103,229
2,285,000	Ohio National Financial Services, Inc.(c)		5.8000	01/24/30	1,960,552
1,000,000	Pacific Life Insurance Company(c)		9.2500	06/15/39	1,183,717
					5,247,498
	LEISURE FACILITIES & SERVICES — 0.7%
1,250,000	Mohegan Tribal Gaming Authority(c)		13.2500	12/15/27	1,321,256

	OIL & GAS PRODUCERS — 1.6%
845,000	Rockcliff Energy II, LLC(c)		5.5000	10/15/29	763,722
2,230,000	Saudi Arabian Oil Company(c)		1.2500	11/24/23	2,224,115
					2,987,837

DUNHAM LONG/SHORT CREDIT FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2023

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 53.5% (Continued)
	SPECIALTY FINANCE — 1.5%
2,845,000	American Express Company(d),(e)	SOFRRATE + 1.330%	6.3380	10/30/26	$2,853,736

	TELECOMMUNICATIONS — 1.6%
2,150,000	Sprint Corporation(d)		7.1250	06/15/24	2,163,042
837,000	Sprint Spectrum Company, LLC / Sprint Spectrum(c)		5.1520	03/20/28	824,021
					2,987,063
	TOTAL CORPORATE BONDS (Cost $108,978,906)				100,667,778

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	TERM LOANS — 1.0%
	FOOD — 1.0%
1,960,188	Del Monte Foods, Inc.(f)	SOFRRATE+ 6.250%	11.7500	05/16/29	1,901,382

	TOTAL TERM LOANS (Cost $1,941,469)				1,901,382

Principal			Coupon Rate
Amount ($)			(%)	Maturity	Fair Value
	U.S. GOVERNMENT & AGENCIES — 38.1%
	U.S. TREASURY BILLS — 38.1%
18,275,000	United States Treasury Bill(g)		—	11/16/23	18,234,909
20,690,000	United States Treasury Bill (g)		—	12/14/23	20,559,374
17,280,000	United States Treasury Bill(g)		—	01/16/24	17,086,838
3,055,000	United States Treasury Note		4.8750	10/31/28	3,063,234
3,260,000	United States Treasury Note		4.1250	08/31/30	3,113,809
6,370,000	United States Treasury Note(n)		3.8750	08/15/33	5,878,316
4,950,000	United States Treasury Note(o)		3.6250	05/15/53	3,890,004
					71,826,484
	TOTAL U.S. GOVERNMENT & AGENCIES (Cost $72,586,449)				71,826,484

DUNHAM LONG/SHORT CREDIT FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2023

Shares		Fair Value
	SHORT-TERM INVESTMENTS — 8.3%
	MONEY MARKET FUND – 5.5%
10,422,675	First American Government Obligations Fund Class X, Class X, 5.27%(h)	$10,422,675

	COLLATERAL FOR SECURITIES LOANED – 2.8%
5,286,771	Mount Vernon Liquid Assets Portfolio, LLC, , 5.49%(h)(j)	$5,286,771

	TOTAL SHORT-TERM INVESTMENTS (Cost $15,709,446)	15,709,446

	TOTAL INVESTMENTS - 100.9% (Cost $199,274,000)	$190,110,790
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.9)%	(1,622,534)
	NET ASSETS - 100.0%	$188,488,256

OPEN FUTURES CONTRACTS
Number of				Value and Unrealized
Contracts	Open Short Futures Contracts	Expiration	Notional Amount(i)	Appreciation
70	CBOT 10 Year US Treasury Note	12/19/2023	$7,432,031	$289,560
31	CBOT 5 Year US Treasury Note	12/29/2023	3,238,774	55,945
22	CBOT US Treasure Bond Futures	12/19/2023	2,407,625	237,875
94	Ultra 10-Year US Treasury Note Futures	12/19/2023	10,229,844	581,961
76	Ultra U.S. Treasury Bond Futures	12/19/2023	8,554,750	1,176,219
	TOTAL FUTURES CONTRACTS			$2,341,560

CREDIT DEFAULT SWAP AGREEMENTS
Description and Payment Frequency	Payment Frequency	Counterparty	Fixed Deal (Pay)Rate	Implied Credit Spread	Maturity Date	Notional Value	Fair Value(m)	Amortized Upfront Payments Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
CDX.NA.HY SERIES 40	To Buy Quarterly	HSBC Securities	5.00%	516.84	12/20/2027	$17,000,000	(148,676)	(41,670)	$(107,006)
CDX.NA.IG SERIES 40	To Buy Quarterly	HSBC Securities	1.00%	73.73	12/20/2027	41,000,000	(496,007)	(319,295)	(176,712)
DARDEN RESTAURANTS INC	To Buy Quarterly	Barclays	1.00%	45.00	6/20/2027	7,000,000	(133,690)	(16,938)	(116,752)
DR HORTON INC	To Buy Quarterly	Barclays	1.00%	65.00	12/20/2027	3,500,000	(49,606)	56,167	(105,773)
THE WALT DISNEY COMPANY	To Sell Quarterly	Barclays	1.00%	55.00	6/20/2028	(5,000,000)	95,065	98,548	(3,483)
OMNICOM GROUP	To Buy Quarterly	Barclays	1.00%	54.00	6/20/2028	5,000,000	(100,119)	(98,548)	(1,571)
VERIZON COMMUNICATIONS INC(k)	To Sell Quarterly	Barclays	1.00%	89.00	6/20/2027	(7,000,000)	31,341	3,048	28,293
TOTAL							(801,692)	$(318,688)	$(483,004)

DUNHAM LONG/SHORT CREDIT FUND
SCHEDULE OF FUTURES CONTRACTS
October 31, 2023

TOTAL RETURN SWAPS
Description	Frequency	Counterparty	Notional Value	Variable Rate Premium Paid	Premium Paid	Maturity Date	Unrealized Appreciation
Markit IBoxx US Dollar Liquid High Yield Index	At Maturity	Goldman Sachs	$13,999,999	US0001M	$0	12/20/2023	$241,065

A/S	- Anonim Sirketi

LLC	- Limited Liability Company

PLC	- Public Limited Company

S/A	- Société Anonyme

H15T1Y	US Treasury Yield Curve Rate T Note Constant Maturity 1 Year

H15T5Y	US Treasury Yield Curve Rate T Note Constant Maturity 5 Year

SOFRRATE	United States SOFR Secured Overnight Financing Rate

US0003M	ICE LIBOR USD 3 Month

US0001M	ICE LIBOR USD 1 Month

(a)	Percentage rounds to less than 0.1%.

(b)	Non-income producing security.

(c)	Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of October 31, 2023 the total market value of 144A securities is 32,610,466 or 17.3% of net assets.

(d)	All or a portion of these securities are on loan. Total loaned securities had a value of $5,178,649 at October 31, 2023.

(e)	Variable rate security; the rate shown represents the rate on October 31, 2023.

(f)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.

(g)	Zero coupon bond.

(h)	Rate disclosed is the seven day effective yield as of October 31, 2023.

(i)	The amounts shown are the underlying reference notional amounts to stock exchange indices and equities upon which the fair value of the futures contracts held by the Fund are based. Notional values do not represent the current fair value of, and are not necessarily indicative of the future cash flows of the Fund’s futures contracts. Further, the underlying price changes in relation to the variables specified by the notional values affects the fair value of these derivative financial instruments. The notional values as set forth within this schedule do not purport to represent economic value at risk to the Fund.

(j)	The Trust’s securities lending policies and procedures require that the borrower: (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. From time to time the collateral may not be 102% due to end of day market movement. The next business day additional collateral is obtained/received from the borrower to replenish/reestablish 102%.

(k)	If the Fund is a seller of protection and if a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising of the referenced index.

(l)	Level 3 securities fair value under procedures established by the Board of Trustees, represents 0.00% of net assets. The total value of these securities is $5,700.

(m)	The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(n)	All or portion of security held as collateral for Futures at 10/31/2023.

(o)	All or portion of security held as collateral for Swaps at 10/31/2023.

Dunham Monthly Distribution Fund (Unaudited)
Message from the Sub-Adviser (Grantham, Mayo, Van Otterloo & Co., LLC)

Asset Class Recap

Despite a sell-off in the last couple of months, equity markets, as measured by the S&P 500 Index, ended the fiscal year up 10.1 percent. Concerns over the Federal Open Market Committee’s substantial rate increases weighed on both equity and bond markets, particularly as the “higher-for-longer” mantra persisted. However, the general appreciation in equities coincided with volatility dropping, as the Chicago Board Options Exchange’s CBOE Volatility Index (VIX) ended the fiscal year at 18.1. The VIX is generally referred to as the “fear gauge,” and a higher reading generally signifies more investor uncertainty. The 20-year average for the index is over 19, which means that a reading of 18 is closer to the long-term average and not markedly high or low. However, during the fiscal year, the level had risen as high as 26 and to as low as 13. In contrast to equities, bonds experienced a less rewarding fiscal year, as the Bloomberg Global Aggregate Bond Unhedged Index only increased 1.7 percent. However, the merger-arbitrage asset class, as measured by the Credit Suisse Merger Arbitrage Liquid Index, increased 5.8 percent over the fiscal year as acquisition activity continued and many deals closed or progressed towards closing.

Allocation Review

The Fund primarily holds exposures to a select group of merger deals. The Sub-Adviser evaluates each situation based upon its risk-reward profile using a probability-weighted basis. If the probability-weighted upside for a deal is substantial relative to the potential downside from the deal breaking, then the Sub-Adviser may add that as an opportunity for the Fund. The Fund continued to hold more cash-only mergers than mergers where the acquirer’s stock was also a consideration in the deal. In addition, the Sub-Adviser maintained exposures to some share class arbitrage situations, where two share classes of stock from the same issuing company trade at a significantly wider spread than historical averages. The Sub-Adviser may use options to potentially manage the overall risk of the other holdings or to generate option premium income on the target companies that it also holds long. The use of covered call options did not have a meaningful impact on the Fund’s performance during the fiscal year.

Holdings Insights

One of the largest impacts to overall Fund performance during the fiscal year was due to the Fund’s exposure to the cash and stock acquisition of Silicon Motion Technology Corp. (SIMO) (holding weight*: 2.20 percent) by MaxLinear Inc. (MXL) (holding weight**: -0.23 percent), a semiconductor company with significant operations in Taiwan. Semiconductor mergers have often come under intense scrutiny by Chinese antitrust regulators given the tense relationship between the U.S. and China in recent years and semiconductors’ critical role in both countries’ economies. Given this backdrop, the merger arbitrage spread on the SIMO deal traded to levels far wider than the typical merger arbitrage investment, with a peak spread exceeding 90 percent on a cumulative gross level. While the Sub-Adviser was cautious that the SIMO deal possessed its fair share of uncertainty, the Sub-Adviser believed that Chinese regulators may approve a deal with conditions favorable to local Chinese players instead of rejecting it outright. However, during late-July Chinese regulators approved the deal and SIMO shares soared more than 70 percent in early trading, prompting the Sub-Adviser to exit the position. However, later in the afternoon, on the same day as the price surge, MXL announced that they intended to withdraw from the transaction. This led to the SIMO share price collapsing from its highs earlier that same day. Measured from the beginning of the fiscal quarter through the sale date, using the weighted-average exit price the Fund received on July 26, SIMO increased 42.1 percent, and MXL increased 38.9 percent through mid-July when the short position was closed out. This represented a significant gain to the Fund although the Fund was short MXL because it was a cash and stock deal, so the market value of the short position was a much lower magnitude than the long position in SIMO, as can be seen in the holding weights. Subsequent to these events, the Sub-Adviser re-established a position in SIMO in mid-August and it declined 2.5 percent through the end of the fiscal year. However, the Sub-Adviser also wrote two call options on SIMO, which appreciated as the stock declined and offset the loss.

The Sub-Adviser also continued to hold the long-term deal that involved Microsoft Corporation (MSFT) (holding weight: not held) acquiring Activision Blizzard, Inc. (ATVI) (holding weight**: 7.24 percent) for $68.7 billion in cash. The anticipated closing date continued to be pushed back during the fiscal year until it was eventually pushed out to mid-October, which was when the deal finalized. From the start of the fiscal year through mid-October when the deal closed, ATVI returned 31.1 percent. However, as there was uncertainty along the way that the deal would pass approvals, the cumulative spread on the deal was still wider than 15 percent as recent as mid-July, just three months prior to closing. A deal that did not see the spread tightening within the Fund was the cash or stock acquisition of VMware, Inc. (VMW) (holding weight*: 3.68 percent) by Broadcom, Inc. (AVGO) (holding weight*: -2.79 percent). At the beginning of the fiscal year, this deal spread was approximately 26.6 percent, as the cash terms appeared more favorable. However, after AVGO surged 83.8 percent during the fiscal year, the stock terms appeared to be more attractive as VMW’s 29.4 percent increase over the same time period resulted in VMW’s price ending above the cash terms. Therefore, the spread at the end of the fiscal year when considering the stock terms was 45.6 percent. The VMW-AVGO spread detracted from returns after various outlets reported that Chinese antitrust approval was taking longer than expected and it did not close by AVGO’s estimated close date. When considering the trading during the fiscal year and how the Sub-Adviser had to adjust positioning as this deal shifted to trading on the stock terms instead of cash terms, this had an approximate 5 percent negative overall return in the Fund during the fiscal year.

The Sub-Adviser continued to participate in share class arbitrage, which included two share classes issued by the aerospace product and service provider, HEICO Corporation (HEI) (holding weight*: -3.11 percent) and HEICO Corporation Class A (HEI/A) (holding weight*: 3.10 percent). The HEI/A only provides 1/10 vote per share, which has historically traded at a discount to the 1:1 voting share class HEI. At the start of the fiscal year, the spread was close to 28 percent. During the 12-month period ended October 31, 2023, HEI decreased 2.5 percent while HEI/A returned a flat 0.0 percent. This resulted in the spread between the two slightly contracting to 24.6 percent, which resulted in a small gain to the Fund.

Sub-Adviser Outlook

The Sub-Adviser continues to believe that the deal opportunity set remains robust and that spreads are generally providing adequate compensation for the risks presented with each deal as well as reflecting the significantly higher short-term interest rates. The Sub-Adviser anticipates that deal close rates may continue to be lower in the near-term due to both slightly elevated political pressure on high-profile deals and due to the volatility in the markets. However, it believes that there are plentiful deals that offer concessions above the risk that the Sub-Adviser assessed on the deal. Therefore, the Sub-Adviser believes that the reward for identifying successful deals, or even deals that have a meaningful contraction from their currently significant spreads, will be ample. It also believes that there are some deals that are pricing in substantially higher uncertainty than what may be realistic, and these may provide opportunities for short-term participation until the spread narrows to what the Sub-Adviser believes is more reasonable. Regardless of the environment, the Sub-Adviser will continue its rigorous, bottom-up research process when selecting, monitoring, and potentially eliminating deals from the Fund.

*	Holdings percentage(s) of total investments, cash and unsettled trades excluding collateral for securities loaned as of 10/31/2023.

**	Holdings percentage(s) as of the date prior to the sale of the security.

Dunham Monthly Distribution Fund
PORTFOLIO REVIEW (Unaudited)
October 31, 2023

The Fund’s performance figures* ^ for each of the periods ended October 31, 2023, compared to its benchmarks:

		Annualized	Annualized
	1 Year Return	5 Year Return	10 Year Return
Class N	1.59%	1.42%	1.76%
Class A with Load 5.75%	(4.50)%	(0.03)%	0.90%
Class A without load	1.32%	1.16%	1.51%
Class C	0.57%	0.41%	0.75%
Credit Suisse Merger Arbitrage Liquid Index (a)	5.78%	4.33%	2.49%
Morningstar Event Driven Category (b)	2.09%	3.72%	3.15%

*	Total Returns are calculated based on traded NAVs. As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses before any fee waiver, including the cost of underlying funds, are 2.53% for Class N, 3.53% for Class C and 2.78% for Class A. Class A shares are subject to a sales load of 5.75% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of Fund shares or Fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

^	The Dunham Monthly Distribution Fund’s distribution policy is to make twelve monthly distributions to shareholders. The level of monthly distributions (including any return of capital) is not fixed but is expected to be at or near the level of the prime interest rate (“Prime Rate”). Additionally, the Fund’s distribution policy is not designed to generate, and is not expected to result in, distributions that equal a fixed percentage of the Fund’s current net asset value per share. Shareholders receiving periodic payments from the Fund may be under the impression that they are receiving net profits. All or a portion of a distribution may consist of a return of capital, which would be a return of original shareholder investments in the Fund and not an income or capital gains distribution. Shareholders should not assume that the source of a distribution from the Fund is net profit. For more information about the Fund’s distribution policy, please turn to the “Distribution Policy and Goals” section in the Fund’s Prospectus. For disclosure regarding the extent to which the Fund’s distribution policy resulted in distributions of capital (i.e., a return of capital), please refer to Form 19a-1 Notice available at https://www.dunham.com/FA/FundInfo/MonthlyDistribution#distribution

(a)	Effective March 1, 2023, the Benchmark Index of the Dunham Monthly Distribution Fund is the Credit Suisse Merger Arbitrage Liquid Index. Due to the discontinuation of the IQ Hedge Market Neutral Total Return Index in March 2023, the performance through October 31, 2023 is not available. The Credit Suisse Merger Arbitrage Liquid Index aims to gain broad exposure to the merger arbitrage strategy using pre-defined quantitative methodology to invest in a liquid, diversified and broadly representative set of announced merger deals.

(b)	The Morningstar Event Driven Category is generally representative of mutual funds that primarily employ strategies that seek to profit from corporate actions, such as mergers and acquisitions. Mutual funds in this category typically focus on equity securities but can invest across the capital structure. However, they typically have low to moderate equity market sensitivity since company-specific developments tend to drive security prices.

Comparison of the Change in Value of a $100,000 Investment

Portfolio Composition * (Unaudited)
Technology	16.5%
Healthcare	15.6%
Communications	11.4%
Energy	10.4%
Materials	8.6%
Utilities	8.1%
Financials	6.0%
Consumer Staples	5.9%
Industrials	4.7%
Collateral for Securities Loaned	4.5%
Equity	3.4%
Real Estate	2.3%
Consumer Discretionary	1.9%
Short-Term Investment	0.7%
Right	0.0%
Put Option	0.0%
100.0%

*   Based on total value of investments as of October 31, 2023. Does not include derivative holdings.

Percentage may differ from Schedule of Investments which are based on Fund net assets.

Please refer to the Schedule of Investments for a more detailed listing of the Fund’s holdings.

DUNHAM MONTHLY DISTRIBUTION FUND
SCHEDULE OF INVESTMENTS
October 31, 2023

Shares		Fair Value
	CLOSED END FUNDS — 3.2%
	EQUITY - 3.2%
2,468,782	Altaba, Inc. (c)	$5,678,199

	TOTAL CLOSED END FUNDS (Cost $3,942,729)	5,678,199

Shares		Fair Value
	COMMON STOCKS — 84.2%
	AEROSPACE & DEFENSE - 3.1%
43,432	HEICO Corporation, Class A(a)	5,521,510

	APPAREL & TEXTILE PRODUCTS - 1.5%
53,545	Capri Holdings Ltd.(b)	2,740,433

	ASSET MANAGEMENT - 1.9%
658,933	Canaccord Genuity Group, Inc.	3,406,898
469,792	Pershing Square Tontine Holdings Ltd.(b) (c)	70,469
		3,477,367
	BIOTECH & PHARMA - 8.3%
282,309	Abcam plc - ADR(b)	6,470,522
38,715	Seagen, Inc.(a),(b)	8,238,938
		14,709,460
	CABLE & SATELLITE - 9.1%
307,608	DISH Network Corporation, Class A(a),(b)	1,507,279
115,101	Liberty Broadband Corporation - Series C(b)	9,589,064
335,012	Liberty Global plc, Class A(b)	5,212,787
		16,309,130
	CHEMICALS - 3.5%
239,009	JSR Corporation	6,337,306

	COMMERCIAL SUPPORT SERVICES - 0.5%
18,073	SP Plus Corporation(b)	913,229

	CONTAINERS & PACKAGING - 2.0%
98,697	Westrock Company	3,546,183

See accompanying notes which are an integral part of these financial statements.

DUNHAM MONTHLY DISTRIBUTION FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2023

Shares		Fair Value
	COMMON STOCKS — 84.2% (Continued)
	ELECTRIC UTILITIES - 7.5%
728,112	Origin Energy Ltd.	$4,216,990
215,668	PNM Resources, Inc.	9,114,129
		13,331,119
	HEALTH CARE FACILITIES & SERVICES - 4.1%
79,297	Amedisys, Inc.(b)	7,254,883

	INSURANCE - 3.6%
120,526	American Equity Investment Life Holding Company	6,383,057

	MEDICAL EQUIPMENT & DEVICES - 2.2%
83,501	Globus Medical, Inc., Class A(a),(b)	3,816,831

	METALS & MINING - 1.8%
219,531	Newcrest Mining Ltd.	3,251,744

	OIL & GAS PRODUCERS - 9.7%
84,102	Columbia Pipeline Group, Inc.(b)	—
77,930	Denbury, Inc.(a),(b)	6,927,198
23,273	Hess Corporation	3,360,621
28,856	Pioneer Natural Resources Company	6,896,584
		17,184,403
	PUBLISHING & BROADCASTING - 1.4%
42,533	Liberty Media Corp-Liberty Formula One(b)	2,447,774

	RETAIL - CONSUMER STAPLES - 5.5%
450,231	Albertsons Companies, Inc., Class A	9,770,013

	RETAIL - DISCRETIONARY - 0.2%
71,634	Sportsman’s Warehouse Holdings, Inc.(b)	364,617

	RETAIL REIT - 2.1%
353,341	RPT Realty	3,812,549

See accompanying notes which are an integral part of these financial statements.

DUNHAM MONTHLY DISTRIBUTION FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2023

Shares		Fair Value
	COMMON STOCKS — 84.2% (Continued)
	SEMICONDUCTORS - 5.5%
73,100	Silicon Motion Technology Corporation - ADR(b)	$3,916,698
252,031	Tower Semiconductor Ltd.(b)	5,801,754
		9,718,452
	SOFTWARE - 9.9%
64,448	New Relic, Inc.(b)	5,585,708
37,282	Splunk, Inc.(b)	5,486,419
45,078	VMware, Inc., Class A(b)	6,565,611
		17,637,738

	TELECOMMUNICATIONS - 0.0%(d)
205,893	NII Holdings, Inc. 144A(b),(c),(e)	72,063

	TRANSPORTATION & LOGISTICS - 0.8%
1,025	American Airlines Group, Inc.(a),(b)	11,429
118,200	Spirit Airlines, Inc.	1,356,936
		1,368,365

	TOTAL COMMON STOCKS (Cost $161,977,270)	149,968,226

Shares		Expiration Date	Exercise Price	Fair Value
	RIGHTS — 0.6%
	FORESTRY, PAPER & WOOD PRODUCTS - 0.6%
532,221	Resolute Forest Products, Inc. - CVR(c)	12/20/2023	$20.50	1,064,442

	MEDICAL EQUIPMENT & DEVICES - 0.0%
34,956	Abiomed, Inc. – CVR (c)	12/20/2023	$35.50	61,173

	TOTAL RIGHT (Cost $833,388)			1,125,615

Principal		Coupon Rate (%)	Maturity	Fair Value
	U.S. GOVERNMENT & AGENCIES — 0.3%
	U.S. TREASURY NOTES - 0.3%
400,000	United States Treasury Note (i)	1.500	2/15/2023	328,063
120,000	United States Treasury Note (i)	3.250	8/31/2024	117,858

	TOTAL U.S GOVERNMENT & AGENCIES (Cost $445,921)			445,921

See accompanying notes which are an integral part of these financial statements.

DUNHAM MONTHLY DISTRIBUTION FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2023

Shares		Fair Value
	SHORT-TERM INVESTMENTS — 5.0%
	MONEY MARKET FUND – 0.8%
1,462,347	Fidelity Investments Money Market Government Portfolio, CLASS I, 5.23%(f)	$1,462,347

	COLLATERAL FOR SECURITIES LOANED - 4.2%
7,353,723	Mount Vernon Liquid Assets Portfolio, LLC, 5.49%(f), (h)	7,353,723

	TOTAL SHORT-TERM INVESTMENTS (Cost $8,816,070)	8,816,070

	TOTAL INVESTMENTS - 93.3% (Cost $176,015,378)	$166,034,031
	CALL OPTIONS WRITTEN - (0.3)% (Premiums Received - $681,152)	(457,136)
	TOTAL SECURITIES SOLD SHORT - (33.2)% (Proceeds Received - $61,118,873)	(59,443,789)
	OTHER ASSETS IN EXCESS OF LIABILITIES- 40.2%	71,640,733
	NET ASSETS - 100.0%	$177,773,839

Contracts(g)		Counterparty	Expiration Date	Exercise Price	Notional Value	Fair Value
	WRITTEN EQUITY OPTIONS - (0.3)%
	CALL OPTIONS WRITTEN- (0.3)%
162	Albertsons Companies, Inc.	Morgan Stanley	01/19/2024	$22	$356,400	$17,415
374	Silicon Motion Technology Corporation	Morgan Stanley	03/15/2024	55	2,057,000	164,560
357	Silicon Motion Technology Corporation	Morgan Stanley	03/15/2024	60	2,142,000	95,497
1,182	Spirit Airlines, Inc.	Morgan Stanley	01/19/2024	18	2,127,000	179,664
	TOTAL CALL OPTIONS WRITTEN (Premiums Received - $681,152)					457,136

	TOTAL EQUITY OPTIONS WRITTEN (Premiums Received - $681,152)					$457,136

ADR	- American Depositary Receipt

LLC	- Limited Liability Company

LTD	- Limited Company

PLC	- Public Limited Company

REIT	- Real Estate Investment Trust

(a)	All or a portion of these securities are on loan. Total loaned securities had a value of $7,167,017 at October 31, 2023.

(b)	Non-income producing security.

(c)	Level 3 securities fair value under procedures established by the Board of Trustees, represents 3.91% of net assets. The total value of these securities is $6,946,346.

(d)	Percentage rounds to less than 0.1%.

(e)	Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of October 31, 2023 the total market value of 144A securities is $72,063 or 0.0% of net assets.

(f)	Rate disclosed is the seven day effective yield as of October 31, 2023.

(g)	Each option contract allows the holder of the option to purchase or sell 100 shares of the underlying security.

(h)	The Trust’s securities lending policies and procedures require that the borrower: (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. From time to time the collateral may not be 102% due to end of day market movement. The next business day additional collateral is obtained/received from the borrower to replenish/reestablish 102%.

(i)	Security is held as collateral for foreign currency forwards.

See accompanying notes which are an integral part of these financial statements.

DUNHAM MONTHLY DISTRIBUTION FUND
SCHEDULE OF SECURITIES SOLD SHORT
October 31, 2023

Shares		Fair Value
	COMMON STOCKS — (33.2)%
	AEROSPACE & DEFENSE - (3.1)%
(35,017)	HEICO Corporation	$(5,547,043)

	ASSET MANAGEMENT - (0.1)%
(7,774)	Brookfield Asset Management Ltd.	(222,881)

	CABLE & SATELLITE - (9.2)%
(27,816)	Charter Communications, Inc., Class A	(11,204,285)
(315,924)	Liberty Global plc - Series C	(5,358,071)
		(16,562,356)
	COMMERCIAL SUPPORT SERVICES - (0.2)%
(15,563)	Sovos Brands, Inc.	(337,873)

	CONTAINERS & PACKAGING - (1.8)%
(98,697)	Smurfit Kappa Group plc	(3,210,864)

	METALS & MINING - (1.8)%
(87,813)	Newmont Corporation	(3,290,353)

	OIL & GAS PRODUCERS - (9.9)%
(23,855)	Chevron Corporation	(3,476,389)
(132,510)	Exxon Mobil Corporation	(14,026,184)
		(17,502,573)
	PUBLISHING & BROADCASTING - (1.4)%
(38,018)	Liberty Media Corp-Liberty Formula One	(2,459,384)

	RETAIL REIT - (2.1)%
(213,737)	Kimco Realty Corporation	(3,834,441)

	SEMICONDUCTORS - (2.8)%
(5,919)	Broadcom, Inc.	(4,980,069)

See accompanying notes which are an integral part of these financial statements.

DUNHAM MONTHLY DISTRIBUTION FUND
SCHEDULE OF SECURITIES SOLD SHORT (Continued)
October 31, 2023

Shares		Fair Value
	COMMON STOCKS — (33.2)% (Continued)
	TELECOMMUNICATIONS - (0.8)%
(107,933)	EchoStar Corporation, Class A	$(1,495,952)

	TOTAL SECURITIES SOLD SHORT - (Proceeds Received - $61,118,873)	$(59,443,789)

					Unrealized
Foreign Currency	Settlement Date	Counterparty	Local Currency	U.S. Dollar Value	Appreciation/(Depreciation)
To Buy:
Australian Dollar	11/08/2023	Morgan Stanley FX	3,524,825	$2,236,460	$(24,789)
				$2,236,460	$(24,789)

To Sell:
Canadian Dollar	11/06/2023	Morgan Stanley FX	7,324,207	$5,281,811	$208,908
Australian Dollar	11/08/2023	Morgan Stanley FX	6,330,482	4,016,617	110,445
Japanese Yen	11/10/2023	Morgan Stanley FX	1,039,689,150	6,868,476	142,223
				$16,166,904	$461,576

Total					$436,787

See accompanying notes which are an integral part of these financial statements.

Dunham Real Estate Stock Fund (Unaudited)
Message from the Sub-Adviser (American Assets Capital Advisers, LLC)

Asset Class Recap

Real estate stocks rallied to begin the fiscal year as the asset class, as measured by the Dow Jones U.S. Real Estate Total Return Index, put in its strongest fiscal quarter since early 2021 amid increasing optimism that the Federal Reserve’s aggressive monetary policy is having its intended impact on the economy. Data revealed that inflation, as measured by the Consumer Price Index and the Personal Consumption Expenditures Price Index, fell for the sixth-straight month, retail sales declined, and the outlook for corporate earnings fell . However, a resilient job market and inflation that still has room to fall to reach the Fed’s target prompted Federal Reserve officials to remain hawkish. The optimism in the first fiscal quarter gave way to pessimism throughout the balance of the fiscal year as investors may have come to terms with the possibility that the Federal Reserve may keep interest rates higher than previously anticipated. The Federal Reserve raised interest rates eleven times since March 2022 from near zero to a range of 5.25 percent to 5.50 percent. In the last meeting of the fiscal year in September, the Federal Reserve opted to maintain the current level of interest rates. The minutes from the meeting revealed that there was a noticeable shift away from how much more tightening is required to how long the restrictive stance should be maintained. However, Federal Reserve officials unanimously agreed that monetary policy should remain restrictive for some time to bring inflation down towards the target of 2 percent. In response, the 10-year US Treasury yield fell to a low of 3.31 percent in early April, then rose to 3.96 percent throughout the third fiscal quarter. In the most recent fiscal quarter, the 10-year US Treasury yield sharply rose over 88 basis points to close the fiscal year at 4.93 percent. Over the fiscal year, real estate stocks declined 7.1 percent, underperforming the broad US stock market, as measured by the S&P 500 Index, which ended up 10.1 percent.

Allocation Review

The Sub-Adviser focuses on companies with competitive advantages that it believes can increase net operating income, independent of what is happening in the economy. Given this bias, the Sub-Adviser gravitates away from cyclical sectors, which provided mixed results over the fiscal year. Specifically, the Fund had no exposure to shopping centers and regional mall REITs, which detracted from the Fund’s relative performance and these sectors outperformed the benchmark. Conversely, the Fund also had no exposure to traditional office REITs, which contributed meaningfully to the Fund’s relative performance as office REITs were the worst performing REIT sector over the most recent fiscal quarter. Office REITs were simultaneously combatting a cyclical slowdown as well as secular changes in the way people work and shop. The rise of remote work and e-commerce has reduced demand for office space, while the rise in interest rates has caused many of these property values to fall. The Fund also received positive contributions from the exposure to data center REITs, and the off-benchmark exposure to casino and gaming. However, these positive contributions could not overcome the adverse effect from the exposure to industrial REITs and self-storage REITs.

Holdings Insights

After being one of the most meaningful detractors from positive Fund performance over the previous fiscal year, casino and gaming stocks rebounded over the most recent fiscal year. Positions such as Wynn Resorts Ltd. (WYNN) (holding weight*: 2.39 percent), a domestic manager of casinos and resorts, and MGM Resorts International (MGM) (holding weight*: 3.52 percent), a global manager of casino properties, declined 11.0 percent and 1.8 percent, respectively, contributing the the Fund’s relative performance. These positions benefited from surging year-over-year revenues thanks to an increase in conventions business, elevated casino spending due to pent-up demand following coronavirus lockdowns, and the development of their online gaming and sports betting business. In the second fiscal quarter, many casino operators also received a boost from the resurgence of gaming revenue in Macau. In early January, Macau loosened its travel restrictions after China rolled back its COVID-zero policy. Subsequently, Macau experienced its highest monthly gaming revenue figures in three years, according to the region’s Gaming Inspection and Coordination Bureau. However, this tailwind shifted to a headwind as rising geopolitical risk between China and the US weighed on sentiment. The exposure to the Macau gaming sector prompted the exposure to Las Vegas Sands Corporation (LVS) (holding weight*: 2.40 percent) to decline 14.2 percent since being added to the Fund. Moving forward, the Sub-Adviser’s conviction in this exposure remains as it believes that the headline risk is overblown, and local authorities are doing all they can to make Macau easier to visit and more insulated from global turmoil.

The exposure to data center REITs also aided the Fund’s positive performance. Data centers within the Fund such as Equinix, Inc. (EQIX) (holding weight*: 5.67 percent), Digital Realty Trust, Inc. (DLR) (holding weight*: 5.78 percent), and DigitalBridge Group, Inc. (DBRG) (holding weight*: 6.06 percent) are benefiting from record low vacancy, demand outpacing supply, rising rental rates and a myriad of secular demand drivers with the most obvious being the explosion in cloud storage demand for artificial intelligence servers. Other catalysts include outsourcing information technology infrastructure, continued cloud computing adoptions, and growth in mobile data and interest traffic. The Sub- Adviser also believes that the US will run out of data center space by the end of the year, prompting demand to outrun supply. Over the fiscal year, these positions rose 31.3 percent, 29.6 percent, and 24.2 percent, respectively.

In regard to detractors over the fiscal year, some of the worst -performing positions came from the exposure to self- storage REITs. Self-storage REITs have historically benefited from consumers moving residentces. As mortgage rates hit their highest level in decades, existing home sales have plummeted, weighing on the revenue of self-storage REITs. Positions within the Fund included National Storage Affiliates Trust (NSA) (holding weight*: 0.23 percent) and Extra Space Storage, Inc. (EXR) (holding weight: 1.31 percent). Over the fiscal year, these positions declined 29.1 percent and 39.1 percent, respectively. Elsewhere within the REIT allocation, the exposure to Tower REITs also detracted from Fund performance. This includes American Tower Corporation (AMT) (holding weight*: 8.00 percent), and SBA Communications Corporation (SBAC) (holding weight*: 2.21percent). Over the fiscal year AMT gave back 11.1 percent and SBAC fell 21.7 percent.

Sub-Adviser Outlook

The Sub-Adviser believes that real estate performs better over time when it is more difficult to supply, the demand is less cyclical, and tenants are reluctant to leave. Therefore, the Fund generally has higher weightings in real estate sectors that share these characteristics: oligopoly or duopoly sector structure; high barriers to entry for new owners/developers; high barriers to exit for tenants; and secular demand drivers underlying the user side of the business. The Sub-Adviser is confident that it will continue to find combinations of these four characteristics (or some subset), which creates a competitive landscape where tenants have fewer options to move or play one building owner against another. The Sub-Adviser believes that in the long-term, the properties with these characteristics can command higher occupancy rates and better rents.

*	Holdings percentage(s) of total investments, cash and unsettled trades excluding collateral for securities loaned as of 10/31/2023.

Dunham Real Estate Stock Fund
PORTFOLIO REVIEW (Unaudited)
October 31, 2023

The Fund’s performance figures* for each of the periods ended October 31, 2023, compared to its benchmarks:

		Annualized	Annualized
	1 Year Return	5 Year Return	10 Year Return
Class N	(11.09)%	(1.82)%	2.40%
Class A with Load 5.75%	(16.38)%	(3.21)%	1.54%
Class A without load	(11.31)%	(2.06)%	2.14%
Class C	(11.96)%	(2.79)%	1.37%
Dow Jones U.S. Real Estate Total Return Index (a)	(7.14)%	2.39%	5.14%
Morningstar Real Estate Category (b)	(6.92)%	2.06%	4.38%

*	Total Returns are calculated based on traded NAVs. As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including the cost of underlying funds, are 1.01% for Class N, 2.01% for Class C and 1.26% for Class A. Class A shares are subject to a sales load of 5.75% and a deferred sales charge of up to 0.75% The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of Fund shares or Fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com

(a)	The Dow Jones U.S. Real Estate Total Return Index is designed to track the performance of real estate investment trusts (REITs) and other companies that invest directly or indirectly in real estate through development, management, or ownership, including property agencies. Investors cannot invest directly in an index or benchmark.

(b)	The Morningstar Real Estate Category is generally representative of mutual funds that primarily invest in REITs of various types. REITs are companies that develop and manage real estate properties.

Comparison of the Change in Value of a $100,000 Investment

Portfolio Composition * (Unaudited)
Real Estate	48.9%
Collateral for Securities Loaned	25.9%
Consumer Discretionary	8.5%
Financials	7.6%
Communications	4.5%
Technology	2.1%
Consumer Staples	1.3%
Short-Term Investment	1.2%
Total	100.0%

*   Based on total value of investments as of October 31, 2023. Does not include derivative holdings.

Percentage may differ from Schedule of Investments which are based on Fund net assets.

Please refer to the Schedule of Investments for a more detailed listing of the Fund’s holdings.

DUNHAM REAL ESTATE STOCK FUND
SCHEDULE OF INVESTMENTS
October 31, 2023

Shares		Fair Value
	COMMON STOCKS — 98.5%
	ASSET MANAGEMENT - 3.8%
798,471	FTAI Infrastructure, LLC (b)	$2,443,321

	DATA CENTER REIT - 11.5%
29,698	Digital Realty Trust, Inc.(a) (b)	3,693,243
4,972	Equinix, Inc.	3,627,770
		7,321,013
	FOOD - 1.8%
380,609	Cadiz, Inc.(a)(b)	1,153,245

	GAMING REIT - 2.5%
57,025	VICI Properties, Inc.	1,590,998

	INDUSTRIAL REIT - 13.5%
24,972	Innovative Industrial Properties, Inc.(a)(b)	1,793,739
43,792	Prologis, Inc.	4,412,044
54,571	Rexford Industrial Realty, Inc.	2,359,650
		8,565,433
	INFRASTRUCTURE REIT - 10.3%
28,691	American Tower Corp., A(a) (b)	5,112,448
6,783	SBA Communications Corporation, A(a)(b)	1,415,137
		6,527,585
	LEISURE FACILITIES & SERVICES - 11.5%
51,388	Caesars Entertainment, Inc.	2,049,867
32,376	Las Vegas Sands Corporation	1,536,565
64,477	MGM Resorts International	2,251,537
17,375	Wynn Resorts Ltd.	1,525,178
		7,363,147
	OFFICE REIT - 6.7%
30,326	Alexandria Real Estate Equities, Inc.(a)(b)	2,824,260
332,363	Hudson Pacific Properties, Inc.(a)(b)	1,482,339
		4,306,599
	REAL ESTATE SERVICES - 2.1%
18,961	CBRE Group, Inc., Class A	1,314,756

See accompanying notes which are an integral part of these financial statements.

DUNHAM REAL ESTATE STOCK FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2023

Shares		Fair Value
	COMMON STOCKS — 98.5% (Continued)
	RESIDENTIAL REIT - 7.4%
33,316	American Homes 4 Rent, Class A(a) (b)	$1,090,766
16,325	Equity LifeStyle Properties, Inc.(a) (b)	1,074,185
39,327	Invitation Homes, Inc.(a)(b)	1,167,619
12,871	Sun Communities, Inc.	1,431,770
		4,764,340
	RETAIL REIT - 1.8%
119,043	Macerich Company (The)(a)(b)	1,157,098

	SELF-STORAGE REIT - 5.2%
8,104	Extra Space Storage, Inc.(a)(b)	839,493
5,203	National Storage Affiliates Trust(a)(b)	148,390
9,779	Public Storage(a)(b)	2,334,345
		3,322,228
	SELF-STORAGE REITS - 0.7%
13,855	CubeSmart	472,317

	SPECIALTY FINANCE - 4.7%
79,676	FTAI Aviation Ltd.(a)(b)	2,996,615

	SPECIALTY REITS - 6.1%
66,704	Americold Realty Trust, Inc.	1,748,979
18,300	Iron Mountain, Inc.(a)(b)	1,080,981
86,954	NewLake Capital Partners, Inc.(a)(b)	1,093,012
		3,922,972
	TECHNOLOGY SERVICES - 2.8%
24,669	CoStar Group, Inc.	1,810,951

	TELECOMMUNICATIONS - 6.1%
244,606	DigitalBridge Group, Inc.(a) (b)	3,877,005

	TOTAL COMMON STOCKS (Cost $62,997,461)	62,909,623

See accompanying notes which are an integral part of these financial statements.

DUNHAM REAL ESTATE STOCK FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2023

Shares		Fair Value
	SHORT-TERM INVESTMENTS — 36.7%
	MONEY MARKET FUND – 1.6%
1,019,270	Fidelity Investments Money Market Government Portfolio, CLASS I, 5.23%(c)	$1,019,270

	COLLATERAL FOR SECURITIES LOANED – 35.1%
22,383,200	Mount Vernon Liquid Assets Portfolio, LLC, 5.49% (c),(d)	22,383,200
	TOTAL SHORT-TERM INVESTMENTS (Cost $23,402,470)	23,402,470

	TOTAL INVESTMENTS - 135.2% (Cost $86,399,931)	$86,312,093
	LIABILITIES IN EXCESS OF OTHER ASSETS - (35.2)%	(22,484,473)
	NET ASSETS - 100.0%	$63,827,620

LLC	- Limited Liability Company

LTD	- Limited Company

REIT	- Real Estate Investment Trust

(a)	Non-income producing security.

(b)	All or a portion of these securities are on loan. Total loaned securities had a value of $21,994,503 at October 31, 2023.

(c)	Rate disclosed is the seven day effective yield as of October 31, 2023.

(d)	The Trust’s securities lending policies and procedures require that the borrower: (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. From time to time the collateral may not be 102% due to end of day market movement. The next business day additional collateral is obtained/received from the borrower to replenish/reestablish 102%.

See accompanying notes which are an integral part of these financial statements.

Dunham US Enhanced Market Fund (Unaudited)
Message from the Sub-Adviser (PGIM Quantitative Solutions LLC)

Asset Class Recap

The US equity market rose over the previous fiscal quarter as investors reacted positively to signs that the end of the Federal Reserve’s (“The Fed”) most aggressive tightening cycle in decades may be coming to an end. During the previous fiscal quarter, the Fed raised rates 25 basis points twice to their highest level in 22 years. However, encouraging data indicating softening inflation bolstered equity markets higher. In the most recent fiscal quarter, despite the Fed keeping interest rates unchanged, equity markets strongly reversed course amid expectations that interest rates will have to remain higher for longer. These expectations were underscored by hawkish rhetoric from Fed Chairman Jerome Powell and resilient economic data, including a stronger-than-anticipated GDP print and robust consumer spending. Since the Fund’s inception in early May, the US equity market, as measured by the S&P 500 Total Return Index, rose 1.43 percent, while US Treasury bonds, as measured by the Bloomberg US Treasury Total Return Index, gave back 5.2 percent.

Allocation Review

The Fund seeks to deliver an asymmetrical return profile by providing increasing upside in up markets, while reducing volatility and limiting drawdowns in downturns. The Sub-Adviser tactically manages the Fund’s sensitivity, as measured by Delta, to the benchmark index. The equity exposure within the Fund is primarily constructed of call options and futures on the S&P 500 in order to provide upside participation in rising equity markets and is the largest contributor to the Fund’s sensitivity to the benchmark index. At its inception, the Fund’s overall sensitivity of its equity exposure was 0.96. As exuberant markets led to growth, this sensitivity became in line with the benchmark in late May, and then higher in June and July to 1.08. Over the most recent fiscal quarter, the Sub-Adviser allowed the equity sensitivity to run down to 1.03 through the end of September and closed the fiscal quarter near the baseline 1.0 sensitivity. This higher sensitivity contributed to Fund performance as the equity market rallied, but meaningfully detracted from Fund performance as equity markets fell to close the fiscal year. The Sub-Adviser remains cautious in its equity outlook, but it will allow the equity sensitivity to rise above its baseline if they believe risks have dissipated in the market.

Conversely, the fixed income allocation is intended to serve as a safe haven during turbulent market events and provide downside protection. Within this exposure, the Sub-Adviser typically targets 67 percent of the duration of the Bloomberg Intermediate Treasury Index. Given the duration of the index is approximately 3.9 years, the Fund’s current target duration target is approximately 2.6 years. However, over the most recent fiscal quarter the Sub-Adviser has remained risk averse regarding interest rate risk by keeping the duration of the Fund at approximately 1 year. This was achieved by increasing the allocation to Treasury Bills as the inverted US yield curve indicated a higher yield at shorter maturities. Over the fiscal quarter the fixed income exposure detracted from Fund performance as the US Treasury yield curve rose over the period. Moving forward, the Sub-Adviser could potentially use yield curve normalization as a signal on when to extend duration.

Holdings Insights

In order to implement the equity allocation described above, the Fund utilized long-dated S&P 500 call options in combination with S&P 500 futures contracts in order to provide upside participation. The option exposure within the Fund was the most meaningful contributor to positive Fund performance since the Fund’s inception as option prices were positively impacted by increases in interest rates, a decrease in the implied dividend yield, and an increase in implied volatility, while the long time horizon of the option helped to mitigate the adverse impacts of time decay. The position in the S&P 500 INDEX SPXW US 05/17/28 C4150 Flex Option (C4150280516) (holding weight*: 25.64 percent) aided the Fund in its goal of providing increasing upside in up markets. This is evident over the strong equity rally in the final three weeks of the previous fiscal quarter where the S&P 500 index added 3.2 percent and the option increased 13.6 percent. However, some of these gains were given back in the most recent fiscal quarter as equity markets sold off. Since being added to the fund, this option increased 9.5 percent. The equity futures exposure provided similar results. In the Fund’s first fiscal quarter, the E-Mini Standard & Poor’s 500 Index Future 09/15/2023 (ESU3) (holding notional weight**: 17.25 percent), positively contributed to Fund performance by increasing 5.2 percent since being added to the Fund in mid- June. Conversely in the most recent fiscal quarter, the CME E-Mini Standard & Poor’s 500 Index Future 12/15/2023 (ESZ3) (holding notional weight*: 23.61 percent) detracted from the Fund’s performance by decreasing 7.2 percent since being added to the Fund.

Within the fixed income exposure, the Fund employs individual US Treasuries, US Treasury bond futures, and cash to provide downside protections for the Fund. This exposure detracted from Fund performance as bond yields continued to rise, reaching their highest level in decades. Within the Fund, the CBOT US Treasury Bond Futures 09/20/2023 (USU3) (holding notional weight**: 3.76 percent) declined 5.4 percent since being added to the Fund in late May and sold in late August. As previously mentioned, the Sub-Adviser increased the allocation to Treasury Bills and cash as the yield curve remained inverted. This is reflected in the short-dated position in the United States Treasury Bill 0% Due 11/02/2023 (912796YT0) (holding weight*: 30.85 percent). Since being added to the Fund, this credit increased 9.3 percent helping to partially offset the declines from the longer duration fixed income exposures.

Sub-Adviser Outlook

The Sub-Adviser is cautiously optimistic for the rest of 2023 and beyond. Despite speculation earlier this year that a US recession was imminent, it believes strong labor demand provided a buffer to household incomes and supported private consumption, boosting the economy. The Sub-Adviser also believes that the most likely economic scenario is one of modest US growth to close 2023 and into 2024, with a lower risk of recession in the near term, albeit with spikes in market volatility. The Sub-Adviser is confident that the central bank is making progress in its fight against inflation. US headline inflation remains driven by geopolitics and the decision of the Organization of Petroleum Exporting Countries and its peers, but core inflation has declined from its peak. Although the Fed’s hiking cycle appears to be ending, the Sub-Adviser has confidence that the central bank will likely keep monetary policy tight until they have more confidence in reaching its inflation goals.

*	Holdings percentage(s) of total investments, cash and unsettled trades excluding collateral for securities loaned as of 10/31/2023.

**	Holdings percentage(s) as of the date prior to the sale of the security.

Dunham US Enhanced Market Fund
PORTFOLIO REVIEW (Unaudited)
October 31, 2023

The Fund’s performance figures* for each of the periods ended October 31, 2023, compared to its benchmarks:

Since Inception
(5/1/23)
Class N	(0.86)%
Class A with Load 5.75%	(5.46)%
Class A without load	(1.00)%
Class C	(1.36)%
S&P 500 Total Return Index (a)	1.43%
Morningstar Moderately Conservative Allocation Category (b)	(3.59)%

*	Total Returns are calculated based on traded NAVs. As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including underlying funds, are 1.57% for Class N, 2.57% for Class C and 1.82% for Class A. Class A shares are subject to a sales load of 5.75% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of Fund shares or Fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

(a)	The S&P 500 Total Return Index, a registered trademark of S&P Global., Inc., is a market capitalization-weighted index of 500 widely held common stocks. Investors cannot invest directly in an Index.

(b)	The Morningstar Moderately Conservative Allocation Category is generally representative of funds seeking to provide both income and capital appreciation by primarily investing in multiple asset classes, including stocks, bonds, and cash. These moderately conservative strategies prioritize preservation of capital over appreciation. They typically expect volatility similar to a strategic equity exposure between 30% and 50%.

Comparison of the Change in Value of a $100,000 Investment

*	Fund Inception

Portfolio Composition * (Unaudited)
Short-Term Investments	52.9%
Call Options Purchased	25.7%
U.S. Government & Agencies	21.4%
Total	100.0%

*   Based on total value of investments as of October 31, 2023. Does not include derivative holdings.

Percentage may differ from Schedule of Investments which are based on Fund net assets.

Please refer to the Schedule of Investments for a more detailed listing of the Fund’s holdings.

DUNHAM US ENHANCED MARKET FUND
SCHEDULE OF INVESTMENTS
October 31, 2023

Principal		Coupon Rate
Amount ($)		(%)	Maturity	Fair Value
	U.S. GOVERNMENT & AGENCIES — 21.3%
	U.S. TREASURY NOTES — 21.3%
20,000,000	United States Treasury Note	1.2500	09/30/28	$16,871,484

	TOTAL U.S. GOVERNMENT & AGENCIES (Cost $18,045,807)			16,871,484

Principal		Discount Rate
Amount ($)		(%)	Maturity	Fair Value
	SHORT-TERM INVESTMENTS — 52.6%
	U.S. TREASURY BILLS — 49.4%
24,500,000	United States Treasury Bill(a)	2.6332	11/02/23	$24,496,415
15,000,000	United States Treasury Bill(a),(b)	5.2397	02/08/24	14,781,678
	TOTAL U.S. TREASURY BILLS			39,278,093

Shares
	MONEY MARKET FUNDS - 3.2%
2,560,263	Fidelity Government Portfolio, CLASS I, 5.23%(c)	2,560,263

	TOTAL SHORT-TERM INVESTMENTS (Cost $41,838,862)	41,838,356

Contracts(d)		Broker/Counterparty	Expiration Date	Exercise Price	Notional Value	Fair Value
	FLEX OPTIONS PURCHASED - 25.7%
	CALL OPTIONS PURCHASED - 25.7%
200	S&P 500 INDEX	Societe General	05/16/2028	$4,150	$83,000,000	$20,351,267

	TOTAL FLEX OPTIONS PURCHASED (Cost - $18,580,256)					20,351,267

	TOTAL INVESTMENTS - 99.6% (Cost $78,464,925)					$79,061,107
	OTHER ASSETS IN EXCESS OF LIABILITIES- 0.4%					279,729
	NET ASSETS - 100.0%					$79,340,836

OPEN FUTURES CONTRACTS
Number of Contracts	Open Long Futures Contracts	Expiration	Notional Amount(e)	Value and Unrealized Depreciation
248	CBOT 5 Year US Treasury Note	12/29/2023	$25,910,188	$(431,442)
89	CME E-Mini Standard & Poor’s 500 Index Future	12/15/2023	18,744,513	(1,178,840)
	TOTAL FUTURES CONTRACTS			$(1,610,282)

(a)	Zero coupon bond.

(b)	A portion is held as collateral for futures.

(c)	Rate disclosed is the seven day effective yield as of October 31, 2023.

(d)	Each option contract allows the holder of the option to purchase or sell 100 shares of the underlying Index.

(e)	The amounts shown are the underlying reference notional amounts to stock exchange indices and equities upon which the fair value of the futures contracts held by the Fund are based. Notional values do not represent the current fair value of, and are not necessarily indicative of the future cash flows of the Fund’s futures contracts. Further, the underlying price changes in relation to the variables specified by the notional values affects the fair value of these derivative financial instruments. The notional values as set forth within this schedule do not purport to represent economic value at risk to the Fund.

See accompanying notes which are an integral part of these financial statements.

STATEMENTS OF ASSETS AND LIABILITIES
October 31, 2023

	Dunham			Dunham
	Corporate /	Dunham	Dunham	International	Dunham
	Government	Floating Rate	High-Yield	Opportunity	Large Cap
	Bond Fund	Bond Fund	Bond Fund	Bond Fund	Value Fund
Assets:
Investments in securities, at cost	$149,733,954	$124,590,566	$156,787,446	$60,648,513	$121,286,158
Investments in securities, at value	$134,882,969	$117,716,771	$147,859,878	$53,602,352	$148,677,839
Foreign currency, at value (cost $0, $0, $0, $1,173,780, and $0 respectively)	—	—	—	1,167,873	—
Deposits with brokers for futures (a)	—	—	—	552,303	—
Deposits with brokers for swaps (a)	—	—	—	128,565	—
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	56,171	—
Unrealized appreciation on futures	—	—	—	298,883	—
Receivable for securities sold	266,407	1,683,944	—	149,840	—
Unrealized appreciation on swap contracts	—	—	—	26,525	—
Premiums paid on swap contracts	—	—	—	193,898	—
Interest and dividends receivable	1,176,773	1,024,621	1,971,155	868,646	192,341
Receivable for Fund shares sold	3,790	6,752	3,236	1,734	11,064
Prepaid expenses and other assets	23,134	35,333	23,233	31,906	24,926
Total Assets	136,353,073	120,467,421	149,857,502	57,078,696	148,906,170

Liabilities:
Due to custodian collateral account	—	—	—	100,000
Payable for securities purchased	591,969	1,225,778	—	350,096	—
Payable for Fund shares redeemed	188,806	318,430	269,820	124,616	1,244
Distributions payable	3,368	10,558	5,865	3,167	—
Payable upon return of securities loaned (Market value of securities on loan $6,073,806, $2,639,999, $32,168,359, $1,128,954, $11,804,785 respectively)	6,208,648	2,684,195	32,736,871	1,150,293	12,014,247
Payable for line of credit	—	584,000	—	—	—
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	106,104	—
Unrealized depreciation on futures	—	—	—	457,541	—
Premiums received on swap contracts	—	—	—	86,153	—
Payable to adviser	55,694	78,397	60,161	28,051	77,009
Payable to sub-adviser	42,191	115,638	35,310	31,936	18,060
Payable for distribution fees	8,168	7,536	19,269	1,257	14,163
Payable to related parties	58,974	47,841	44,541	47,274	37,587
Accrued expenses and other liabilities	41,398	57,514	26,125	32,560	33,004
Total Liabilities	7,199,216	5,129,887	33,197,962	2,519,048	12,195,314

Net Assets	$129,153,857	$115,337,534	$116,659,540	$54,559,648	$136,710,856

Net Assets:
Paid in capital	$148,402,676	$143,367,391	$136,695,394	$68,902,330	$103,632,651
Accumulated earnings (loss)	(19,248,819)	(28,029,857)	(20,035,854)	(14,342,682)	33,078,205
Net Assets	$129,153,857	$115,337,534	$116,659,540	$54,559,648	$136,710,856

Net Asset Value Per Share
Class N Shares:
Net Assets	$111,045,469	$98,042,301	$98,539,373	$46,613,371	$115,719,449
Shares of beneficial interest outstanding (no par value; unlimited shares authorized)	9,438,978	11,471,584	12,252,183	6,452,216	7,129,970
Net asset value, offering and redemption price per share	$11.76	$8.55	$8.04	$7.22	$16.23

Class A Shares:
Net Assets	$15,680,239	$11,610,827	$14,543,119	$7,037,464	$17,852,560
Shares of beneficial interest outstanding (no par value; unlimited shares authorized)	1,334,916	1,360,002	1,786,493	985,077	1,108,076
Net asset value and redemption price per share *	$11.75	$8.54	$8.14	$7.14	$16.11
Front-end sales charge factor	0.9550	0.9550	0.9550	0.9550	0.9425
Offering price per share (Net asset value per share / front-end sales charge factor)	$12.30	$8.94	$8.52	$7.48	$17.09

Class C Shares:
Net Assets	$2,428,149	$5,684,406	$3,577,048	$908,813	$3,138,847
Shares of beneficial interest outstanding (no par value; unlimited shares authorized)	208,309	665,556	447,451	131,102	208,427
Net asset value, offering and redemption price per share	$11.66	$8.54	$7.99	$6.93	$15.06

*	For certain purchases of $1 million or more, a 0.75% contingent deferred sales charge may apply to redemptions made within eighteen months of purchase.

(a)	See Section 2.k. in the notes for the breakout by counterparty.

See accompanying notes which are an integral part to these financial statements.

STATEMENTS OF ASSETS AND LIABILITIES (Continued)
October 31, 2023

		Dunham		Dunham
	Dunham	Focused	Dunham	Emerging	Dunham
	Small Cap	Large Cap	Small Cap	Markets	International
	Value Fund	Growth Fund	Growth Fund	Stock Fund	Stock Fund
Assets:
Investments in securities, at cost	$79,709,751	$94,172,510	$67,020,478	$99,116,469	$129,752,989
Investments in securities, at value	$77,812,026	$168,114,145	$71,767,678	$100,218,086	$125,645,632
Foreign currency, at value (cost $0, $0, $0, $75,310 and $106,500 respectively)	—	—	—	75,312	106,846
Receivable for securities sold	—	—	262,260	348,177	351,586
Unrealized appreciation on spot contracts	—	—	—	—	2,240
Interest and dividends receivable	19,213	56,594	13,989	117,712	1,170,714
Receivable for Fund shares sold	1,760	297,602	1,526	2,190	2,438
Prepaid expenses and other assets	74,886	33,194	25,501	23,754	23,936
Total Assets	77,907,885	168,501,535	72,070,954	100,785,231	127,303,392

Liabilities:
Payable for securities purchased	—	—	347,462	—	563,160
Payable for Fund shares redeemed	3,699	96,633	89,131	13,495	15,649
Payable upon return of securities loaned (Market value of securities on loan $17,506,212, $18,115,263, $14,677,330, $363,048, and $5,952,575 respectively)	17,799,478	18,221,409	14,761,643	373,175	6,025,048
Accrued foreign capital gains tax on appreciated securities	—	—	—	630,616	—
Payable to adviser	33,722	84,180	33,952	56,462	68,320
Payable to sub-adviser	42,113	65,364	64,091	3,554	103,802
Payable for distribution fees	5,829	29,749	14,417	9,416	14,168
Payable to related parties	24,339	42,452	24,990	35,748	47,839
Payable for line of credit	—	—	—	—	202,000
Accrued expenses and other liabilities	24,438	37,346	28,508	60,957	63,072
Total Liabilities	17,933,618	18,577,133	15,364,194	1,183,423	7,103,058

Net Assets	$59,974,267	$149,924,402	$56,706,760	$99,601,808	$120,200,334

Net Assets:
Paid in capital	$60,331,430	$73,798,332	$69,979,673	$124,632,657	$119,688,552
Accumulated earnings (loss)	(357,163)	76,126,070	(13,272,913)	(25,030,849)	511,782
Net Assets	$59,974,267	$149,924,402	$56,706,760	$99,601,808	$120,200,334

Net Asset Value Per Share
Class N Shares:
Net Assets	$51,359,727	$121,317,654	$46,905,039	$83,931,160	$101,254,452
Shares of beneficial interest outstanding (no par value; unlimited shares authorized)	3,838,138	3,912,191	3,235,114	7,089,040	6,385,889
Net asset value, offering and redemption price per share	$13.38	$31.01	$14.50	$11.84	$15.86

Class A Shares:
Net Assets	$6,924,426	$21,900,815	$8,172,412	$13,958,256	$15,317,112
Shares of beneficial interest outstanding (no par value; unlimited shares authorized)	529,840	731,758	614,342	1,211,874	975,434
Net asset value, and redemption price per share *	$13.07	$29.93	$13.30	$11.52	$15.70
Front-end sales charge factor	0.9425	0.9425	0.9425	0.9425	0.9425
Offering price per share (Net asset value per share / front-end sales charge factor)	$13.87	$31.76	$14.11	$12.22	$16.66

Class C Shares:
Net Assets	$1,690,114	$6,705,933	$1,629,309	$1,712,392	$3,628,770
Shares of beneficial interest outstanding (no par value; unlimited shares authorized)	158,430	248,961	187,360	161,424	249,193
Net asset value, offering and redemption price per share	$10.67	$26.94	$8.70	$10.61	$14.56

*	For certain purchases of $1 million or more, a 0.75% contingent deferred sales charge may apply to redemptions made within eighteen months of purchase.

See accompanying notes which are an integral part to these financial statements.

STATEMENTS OF ASSETS AND LIABILITIES (Continued)
October 31, 2023

			Dunham		Dunham
	Dunham	Dunham	Monthly	Dunham	US Enhanced
	Dynamic Macro	Long/Short	Distribution	Real Estate	Market
	Fund	Credit Fund	Fund	Stock Fund	Fund
Assets:
Investments in securities, at cost	$40,491,567	$199,274,000	$176,015,378	$86,399,931	$78,464,925
Investments in securities, at value	$42,950,974	$190,110,790	$166,034,031	$86,312,093	$79,061,107
Cash	—	660,000	—	—	180,663
Foreign currency, at value (cost $0, $28,826, $17,199, $0 and $0 respectively)	—	26,815	17,199	—	—
Deposits with brokers for securities sold short (a)	—	—	75,955,153	—	—
Deposits with brokers for written options (a)	—	—	3,200,000	—	—
Deposit with brokers for futures (a)	1,193,866	—	—	—	1,708,832
Unrealized appreciation on futures	88,118	2,341,560	—	—	—
Unrealized appreciation on swap contracts	—	269,358	—	—	—
Premiums paid on swap contracts	—	157,763	—	—	—
Unrealized appreciation on forward foreign currency exchange contracts	145,815	—	461,576	—	—
Receivable for securities sold	—	3,308,647	250,688	—	—
Interest and dividends receivable	89,851	1,691,101	203,351	8,881	36,018
Receivable for Fund shares sold	14,543	4,142	3,868	6,207	26,146
Due from sub-adviser	—	26,308	—	—	—
Prepaid expenses and other assets	31,862	25,580	129,886	23,066	58,004
Total Assets	$44,515,029	198,622,064	246,255,752	86,350,247	81,070,770

Liabilities:
Option contracts written (premiums received $0, $0, $681,152, $0, and $0 respectively)	—	—	457,136	—	—
Securities sold short (proceeds received $0, $0, $61,118,873, $0, and $0 respectively)	—	—	59,443,789	—	—
Cash overdraft due to broker	—	2,062,751	—	—	—
Payable for securities purchased	—	1,118,600	466,956	42,976	—
Payable for Fund shares redeemed	395	399,171	423,231	531	—
Payable upon return of securities loaned (Market value of securities on loan $0, $5,178,649, $7,167,017, $21,994,503 and $0 respectively)	—	5,286,771	7,353,723	22,383,200	—
Unrealized depreciation on forward foreign currency exchange contracts	202	—	24,789	—	—
Distributions payable	—	28,729	53,008	—	—
Premiums received on swap contracts	—	476,451	—	—	—
Unrealized depreciation on swap contracts	—	511,297	—	—	—
Unrealized depreciation on futures	504,812	—	—	—	1,610,282
Payable to adviser	24,228	105,652	101,022	35,923	44,840
Payable to sub-adviser	229,806	—	16,387	4,963	20,260
Payable for distribution fees	4,170	16,783	33,533	2,566	2,512
Payable to related parties	20,855	59,016	66,888	25,739	28,366
Accrued expenses and other liabilities	26,071	68,587	41,451	26,729	23,674
Total Liabilities	810,539	10,133,808	68,481,913	22,522,627	1,729,934

Net Assets	$43,704,490	$188,488,256	$177,773,839	$63,827,620	$79,340,836

Net Assets:
Paid in capital	$39,794,384	$205,604,488	$187,520,026	$91,483,602	$81,214,606
Accumulated earnings (loss)	3,910,106	(17,116,232)	(9,746,187)	(27,655,982)	(1,873,770)
Net Assets	$43,704,490	$188,488,256	$177,773,839	$63,827,620	$79,340,836

Net Asset Value Per Share
Class N Shares:
Net Assets	$35,892,357	$163,284,742	$141,405,059	$53,324,397	$68,742,323
Shares of beneficial interest outstanding (no par value; unlimited shares authorized)	3,324,052	18,523,418	4,842,950	4,841,488	4,952,241
Net asset value, offering and redemption price per share	$10.80	$8.82	$29.20	$11.01	$13.88

Class A Shares:
Net Assets	$6,865,849	$22,312,327	$23,338,651	$8,653,799	$10,294,762
Shares of beneficial interest outstanding (no par value; unlimited shares authorized)	644,729	2,537,854	843,793	782,405	742,531
Net asset value, and redemption price per share *	$10.65	$8.79	$27.66	$11.06	$13.86
Front-end sales charge factor	0.9425	0.9425	0.9425	0.9425	0.9425
Offering price per share (Net asset value per share / front-end sales charge factor)	$11.30	$9.33	$29.35	$11.73	$14.71

Class C Shares:
Net Assets	$946,284	$2,891,187	$13,030,129	$1,849,424	$303,751
Shares of beneficial interest outstanding (no par value; unlimited shares authorized)	95,627	343,246	665,245	184,698	21,991
Net asset value, offering and redemption price per share	$9.90	$8.42	$19.59	$10.01	$13.81

*	For certain purchases of $1 million or more, a 0.75% contingent deferred sales charge may apply to redemptions made within eighteen months of purchase.

(a)	See Section 2.k. in the notes for the breakout by counterparty.

See accompanying notes which are an integral part of these financial statements.

STATEMENTS OF OPERATIONS
For the Year Ended October 31, 2023

	Dunham			Dunham
	Corporate /	Dunham	Dunham	International	Dunham
	Government	Floating Rate	High-Yield	Opportunity	Large Cap
	Bond Fund	Bond Fund	Bond Fund	Bond Fund	Value Fund
Investment Income:
Interest income	$5,292,882	$14,211,019	$7,145,712	$3,152,381	$139,861
Dividend income	—	30,782	1,166,444	—	3,306,958
Securities lending income - net	6,217	12,631	61,299	5,378	24,957
Less: Foreign withholding taxes	—	—	—	(3,187)	—
Total Investment Income	5,299,099	14,254,432	8,373,455	3,154,572	3,471,776

Operating Expenses:
Investment advisory fees	556,226	856,371	632,252	284,768	1,011,772
Sub-advisory fees	333,736	399,640	337,201	213,576	466,972
Sub-advisory performance fees	25,057	(95,987)	48,899	11,088	(166,353)
Distribution fees- Class A Shares	33,196	39,171	34,158	16,019	53,734
Distribution fees- Class C Shares	19,567	45,522	28,338	7,132	36,575
Administration fees	155,899	111,628	102,857	116,735	66,327
Registration fees	51,639	49,976	52,124	41,948	55,297
Transfer agent fees	35,868	42,582	35,463	28,272	44,121
Custodian fees	56,514	63,397	6,850	41,183	14,133
Printing and postage expense	22,806	25,348	18,899	14,557	31,073
Professional fees	21,842	24,610	22,558	17,947	26,007
Fund accounting fees	16,244	20,973	15,409	6,935	22,838
Chief Compliance Officer fees	7,320	10,555	7,927	3,532	11,644
Trustees’ fees	5,994	6,830	5,225	2,162	7,538
Insurance expense	1,696	2,461	1,526	705	2,325
Interest expense	125	121,977	1,317	4,969	9,049
Third party administrative servicing fees	3,867	6,989	5,032	3,897	10,724
Miscellaneous expenses	6,496	15,435	6,334	4,910	12,139
Total Operating Expenses	1,354,092	1,747,478	1,362,369	820,335	1,715,915
Less: Fees paid indirectly	—	—	—	—	(2,936)
Net Operating Expenses	1,354,092	1,747,478	1,362,369	820,335	1,712,979

Net Investment Income	3,945,007	12,506,954	7,011,086	2,334,237	1,758,797

Realized and Unrealized Gain (Loss) on Investments, Futures, Swap Contracts and Forward Foreign Currency Exchange Contracts:
Net realized gain (loss) from:
Investments	(1,727,970)	(3,466,656)	(2,989,421)	(2,159,838)	7,011,704
Futures	—	—	—	(28,243)	—
Swap contracts	—	—	—	(132,313)	—
Forward foreign currency exchange contracts	—	—	—	(292,845)	—
Net realized gain (loss)	(1,727,970)	(3,466,656)	(2,989,421)	(2,613,239)	7,011,704
Net change in unrealized appreciation (depreciation) on:
Investments	(3,871,521)	6,083,676	3,280,143	4,557,684	(8,856,711)
Futures	—	—	—	(101,362)	—
Swap contracts	—	—	—	26,525	—
Forward foreign currency exchange contracts	—	—	—	(98,227)	—
Net change in unrealized appreciation (depreciation)	(3,871,521)	6,083,676	3,280,143	4,384,620	(8,856,711)
Net Realized and Unrealized Gain (Loss)	(5,599,491)	2,617,020	290,722	1,771,381	(1,845,007)

Net Increase (Decrease) in Net Assets Resulting From Operations	$(1,654,484)	$15,123,974	$7,301,808	$4,105,618	$(86,210)

See accompanying notes which are an integral part to these financial statements.

STATEMENTS OF OPERATIONS (Continued)
For the Year Ended October 31, 2023

		Dunham		Dunham
	Dunham	Focused	Dunham	Emerging	Dunham
	Small Cap	Large Cap	Small Cap	Markets	International
	Value Fund	Growth Fund	Growth Fund	Stock Fund	Stock Fund
Investment Income:
Interest income	$20,079	$118,510	$110,118	$36,632	$59,369
Dividend income	1,373,225	675,003	255,333	2,910,820	7,558,828
Securities lending income - net	31,071	37,218	39,105	6,117	33,378
Less: Foreign withholding taxes	—	(8,712)	(143)	(304,316)	(903,025)
Total Investment Income	1,424,375	822,019	404,413	2,649,253	6,748,550

Operating Expenses:
Investment advisory fees	415,736	1,091,449	461,425	724,449	852,777
Sub-advisory fees	287,817	587,703	354,942	501,542	852,777
Sub-advisory performance fees	179,394	44,508	74,455	(374,548)	453,073
Distribution fees- Class A Shares	18,910	61,058	25,600	40,932	44,159
Distribution fees- Class C Shares	20,045	74,785	19,764	20,127	39,892
Administration fees	39,370	70,199	40,919	76,923	127,485
Registration fees	51,352	53,874	52,681	53,152	53,594
Transfer agent fees	33,391	50,745	34,907	37,366	40,436
Custodian fees	8,382	9,783	12,243	144,226	125,433
Printing and postage expense	11,343	30,117	14,245	16,778	20,868
Professional fees	19,540	26,579	20,444	29,028	24,118
Fund accounting fees	9,369	24,642	10,423	16,345	18,740
Chief Compliance Officer fees	4,847	12,255	5,477	8,332	9,966
Trustees’ fees	3,516	8,294	3,734	5,550	6,409
Insurance expense	1,051	2,721	1,099	1,763	2,215
Interest expense	5,988	25,411	172	22,982	14,318
Third party administrative servicing fees	6,231	18,432	8,767	5,082	8,850
Miscellaneous expenses	4,781	16,244	9,669	12,541	12,240
Total Operating Expenses	1,121,063	2,208,799	1,150,966	1,342,570	2,707,350
Less: Fees paid indirectly	(41,219)	(5,353)	(10,130)	—	—
Net Operating Expenses	1,079,844	2,203,446	1,140,836	1,342,570	2,707,350

Net Investment Income (Loss)	344,531	(1,381,427)	(736,423)	1,306,683	4,041,200

Realized and Unrealized Gain (Loss) on Investments and Forward Foreign Currency Exchange Contracts
Net realized gain (loss) from:
Investments	2,909,407	9,146,453	(1,292,353)	(10,227,065)	4,492,824
Foreign capital gains tax	—	—	—	(298,748)	—
Foreign currency transactions	—	—	—	(72,757)	(28,986)
Net realized gain (loss)	2,909,407	9,146,453	(1,292,353)	(10,598,570)	4,463,838
Net change in unrealized appreciation (depreciation) on:
Investments	(6,063,334)	32,860,198	2,343,195	18,943,197	13,360,897
Foreign currency translations	—	—	—	2,605	29,765
Net change in foreign capital gains tax on appreciated securities	—	—	—	(113,013)	—
Net change in unrealized appreciation (depreciation)	(6,063,334)	32,860,198	2,343,195	18,832,789	13,390,662
Net Realized and Unrealized Gain (Loss)	(3,153,927)	42,006,651	1,050,842	8,234,219	17,854,500

Net Increase (Decrease) in Net Assets Resulting From Operations	$(2,809,396)	$40,625,224	$314,419	$9,540,902	$21,895,700

See accompanying notes which are an integral part to these financial statements.

STATEMENTS OF OPERATIONS (Continued)
For the Year/Period Ended October 31, 2023

	Dunham	Dunham	Dunham	Dunham	Dunham
	Dynamic Macro	Long/Short	Monthly	Real Estate	US Enhanced
	Fund	Credit Fund	Distribution Fund	Stock Fund	Market Fund*
Investment Income:
Interest income	$984,382	$10,995,391	$3,001,518	$25,401	$1,149,287
Dividend income	624,077	79,520	2,861,510	1,848,559	—
Securities lending income - net	3,168	18,698	19,575	92,880	—
Less: Foreign withholding taxes	—	—	(378,729)	—	—
Total Investment Income	1,611,627	11,093,609	5,503,874	1,966,840	1,149,287

Operating Expenses:
Investment advisory fees	256,179	1,434,273	1,307,997	473,419	232,425
Sub-advisory fees	248,714	1,323,944	1,207,382	327,752	178,789
Sub-advisory performance fees	86,453	(1,290,831)	352,748	(239,633)	(71,951)
Distribution fees- Class A Shares	15,191	66,150	66,003	23,914	12,164
Distribution fees- Class C Shares	9,421	34,067	143,971	23,033	1,343
Administration fees	42,417	110,449	104,365	40,932	22,377
Registration fees	51,673	62,389	64,878	52,720	18,413
Transfer agent fees	28,662	58,886	51,856	34,170	44,969
Custodian fees	15,600	16,624	34,489	6,001	3,086
Printing and postage expense	12,150	49,727	55,646	15,144	38,838
Professional fees	17,930	30,428	28,182	19,664	17,790
Fund accounting fees	5,765	35,296	31,524	10,685	5,114
Chief Compliance Officer fees	2,924	16,746	15,080	5,464	2,960
Trustees’ fees	1,897	10,459	9,580	3,713	2,392
Insurance expense	118	3,449	3,501	1,301	—
Interest expense	60	2,200	1,691	7,638	—
Third party administrative servicing fees	2,778	42,649	15,378	9,661	2,632
Dividend expense on short sales	—	—	765,944	—	—
Miscellaneous expenses	3,750	15,128	11,423	7,329	4,448
Total Operating Expenses	801,682	2,022,033	4,271,638	822,907	515,789
Less: Fees paid indirectly	—	—	—	—	—
Net Operating Expenses	801,682	2,022,033	4,271,638	822,907	515,789

Net Investment Income	809,945	9,071,576	1,232,236	1,143,933	633,498

Realized and Unrealized Gain (Loss) on Investments, Futures, Purchased Options, Securities Sold Short, Written Options, Swap Contracts, Foreign Currency Transactions and Forward Foreign Currency Exchange Contracts:
Net realized gain (loss) from:
Investments	11,067	(8,899,286)	(21,661,857)	(18,321,372)	—
Futures	2,778,887	4,550,780	—	—	(1,545,880)
Purchased options	(185,266)	—	(23,386)	—	—
Securities sold short	—	—	24,876,906	—	—
Written options	—	—	(246,344)	—	—
Swap contracts	—	(2,686,132)	—	—	—
Forward foreign currency exchange contracts	38,485	—	1,419,507	—	—
Net realized gain (loss)	2,643,173	(7,034,638)	4,364,826	(18,321,372)	(1,545,880)
Net change in unrealized appreciation (depreciation) on:
Investments	557,347	2,863,021	(2,102,003)	9,680,323	(1,174,828)
Futures	(358,617)	(1,440,693)	—	—	(1,610,282)
Purchased options	354,466	—	6,356	—	1,771,010
Securities sold short	—	—	(574,256)	—	—
Written options	—	—	238,450	—	—
Swap contracts	—	725,900	—	—	—
Forward foreign currency exchange contracts	145,613	—	(160,309)	—	—
Foreign currency transactions	(30,449)	1,783	3,187	—	—
Net change in unrealized appreciation (depreciation)	668,360	2,150,011	(2,588,575)	9,680,323	(1,014,100)
Net Realized and Unrealized Gain (Loss)	3,311,533	(4,884,627)	1,776,251	(8,641,049)	(2,559,980)

Net Increase (Decrease) in Net Assets Resulting From Operations	$4,121,478	$4,186,949	$3,008,487	$(7,497,116)	$(1,926,482)

*	The Fund commenced operations on May 1, 2023

See accompanying notes which are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Dunham		Dunham		Dunham		Dunham		Dunham
	Corporate/Government		Floating Rate		High-Yield		International Opportunity		Large Cap
	Bond Fund		Bond Fund		Bond Fund		Bond Fund		Value Fund
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31, 2023	October 31, 2022	October 31, 2023	October 31, 2022	October 31, 2023	October 31, 2022	October 31, 2023	October 31, 2022	October 31, 2023	October 31, 2022
Operations:
Net investment income	$3,945,007	$1,217,781	$12,506,954	$9,072,838	$7,011,086	$5,257,988	$2,334,237	$2,192,290	$1,758,797	$1,135,691
Net realized gain (loss) from investments, futures, swap contracts and forward foreign currency exchange contracts	(1,727,970)	(1,660,818)	(3,466,656)	(4,559,655)	(2,989,421)	(2,996,730)	(2,613,239)	(3,927,814)	7,011,704	2,566,661
Net change in unrealized appreciation (depreciation) on investments, futures, swap contracts and forward foreign currency exchange contracts	(3,871,521)	(11,631,856)	6,083,676	(11,957,000)	3,280,143	(13,996,123)	4,384,620	(11,665,905)	(8,856,711)	(15,094,338)
Net Increase (Decrease) in Net Assets Resulting From Operations	(1,654,484)	(12,074,893)	15,123,974	(7,443,817)	7,301,808	(11,734,865)	4,105,618	(13,401,429)	(86,210)	(11,391,986)

Distributions to Shareholders From:
Distributions From Paid In Capital:
Class N	—	—	—	—	—	—	(878,761)	—	—	—
Class A	—	—	—	—	—	—	(132,413)	—	—	—
Class C	—	—	—	—	—	—	(34,196)	—	—	—
Distributions from Earnings
Class N	(3,418,500)	(1,135,544)	(10,756,235)	(8,046,721)	(5,842,811)	(4,285,168)	(1,959,755)	(2,274,698)	(3,794,693)	(8,440,624)
Class A	(449,104)	(118,468)	(1,335,427)	(1,005,888)	(864,652)	(574,395)	(317,847)	(328,443)	(581,798)	(1,657,189)
Class C	(68,847)	(29,589)	(511,641)	(268,328)	(224,615)	(171,919)	(31,819)	(46,086)	(90,311)	(296,620)
Total Distributions to Shareholders	(3,936,451)	(1,283,601)	(12,603,303)	(9,320,937)	(6,932,078)	(5,031,482)	(3,354,791)	(2,649,227)	(4,466,802)	(10,394,433)

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class N	85,924,002	11,238,241	14,943,354	32,982,082	35,422,032	14,033,946	21,882,103	8,090,496	30,929,149	50,046,025
Class A	12,358,422	1,470,664	1,963,446	5,686,586	5,016,239	2,942,020	2,974,646	1,423,245	4,485,014	8,410,001
Class C	670,748	873,684	178,813	1,290,413	328,853	351,868	195,360	146,032	298,461	613,073
Reinvestment of distributions
Class N	3,407,665	1,132,986	10,713,149	8,013,242	5,821,972	4,272,521	2,825,367	2,273,622	3,775,688	8,418,440
Class A	442,941	116,316	1,308,941	983,618	838,290	549,551	444,817	323,705	519,222	1,510,268
Class C	54,686	24,043	455,191	255,155	194,630	155,235	65,293	45,503	88,830	295,033
Cost of shares redeemed
Class N	(22,182,300)	(30,502,217)	(81,879,372)	(47,660,452)	(24,211,972)	(24,862,675)	(7,912,314)	(29,901,796)	(56,623,785)	(29,083,278)
Class A	(2,811,781)	(3,408,740)	(12,532,360)	(6,431,427)	(4,043,716)	(2,487,049)	(1,282,486)	(4,076,825)	(9,309,773)	(10,652,729)
Class C	(657,209)	(665,138)	(1,532,552)	(1,225,094)	(800,387)	(754,635)	(234,057)	(344,420)	(1,076,840)	(938,835)
Net Increase (Decrease) in Net Assets From Share Transactions of Beneficial Interest	77,207,174	(19,720,161)	(66,381,390)	(6,105,877)	18,565,941	(5,799,218)	18,958,729	(22,020,438)	(26,914,034)	28,617,998

Total Increase (Decrease) in Net Assets	71,616,239	(33,078,655)	(63,860,719)	(22,870,631)	18,935,671	(22,565,565)	19,709,556	(38,071,094)	(31,467,046)	6,831,579

Net Assets:
Beginning of Year	57,537,618	90,616,273	179,198,253	202,068,884	97,723,869	120,289,434	34,850,092	72,921,186	168,177,902	161,346,323
End of Year	$129,153,857	$57,537,618	$115,337,534	$179,198,253	$116,659,540	$97,723,869	$54,559,648	$34,850,092	$136,710,856	$168,177,902

See accompanying notes which are an integral part to these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Dunham		Dunham		Dunham		Dunham		Dunham
	Small Cap		Focused Large Cap		Small Cap		Emerging Markets		International
	Value Fund		Growth Fund		Growth Fund		Stock Fund		Stock Fund
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31, 2023	October 31, 2022	October 31, 2023	October 31, 2022	October 31, 2023	October 31, 2022	October 31, 2023	October 31, 2022	October 31, 2023	October 31, 2022
Operations:
Net investment income (loss)	$344,531	$280,929	$(1,381,427)	$(1,355,776)	$(736,423)	$(613,330)	$1,306,683	$1,422,810	$4,041,200	$6,408,389
Net realized gain (loss) from investments, foreign capital gain tax and forward foreign currency transactions	2,909,407	5,333,249	9,146,453	(5,401,687)	(1,292,353)	(14,831,085)	(10,598,570)	(15,320,034)	4,463,838	(2,390,288)
Net change in unrealized appreciation (depreciation) on investments, foreign currency translations and foreign capital gains on appreciated securities	(6,063,334)	(12,058,203)	32,860,198	(81,746,994)	2,343,195	(21,530,117)	18,832,789	(39,195,209)	13,390,662	(46,362,309)
Net Increase (Decrease) in Net Assets Resulting From Operations	(2,809,396)	(6,444,025)	40,625,224	(88,504,457)	314,419	(36,974,532)	9,540,902	(53,092,433)	21,895,700	(42,344,208)

Distributions to Shareholders From:
Distributions from Earnings
Class N	(3,813,890)	(8,082,160)	—	(12,138,317)	—	(10,232,676)	(219,990)	(9,680,432)	(4,237,875)	(20,424,436)
Class A	(540,756)	(1,369,856)	—	(2,937,408)	—	(3,441,219)	—	(1,850,179)	(644,994)	(3,680,446)
Class C	(200,590)	(363,568)	—	(1,174,480)	—	(791,503)	—	(279,057)	(140,909)	(794,025)
Total Distributions to Shareholders	(4,555,236)	(9,815,584)	—	(16,250,205)	—	(14,465,398)	(219,990)	(11,809,668)	(5,023,778)	(24,898,907)

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class N	17,078,435	22,822,893	30,207,484	79,275,818	12,208,288	43,544,756	12,532,986	37,156,820	13,711,427	33,424,663
Class A	2,273,093	1,827,469	5,606,611	11,424,283	2,051,036	6,245,266	1,605,848	5,529,970	3,920,275	4,607,895
Class C	104,467	523,011	319,448	1,366,792	78,820	443,328	92,954	373,439	102,782	458,875
Reinvestment of distributions
Class N	3,791,874	8,067,916	—	11,836,217	—	10,127,549	219,293	9,673,626	4,202,687	20,345,234
Class A	527,970	1,353,929	—	2,791,471	—	3,122,559	—	1,837,164	640,037	3,636,079
Class C	199,470	361,649	—	1,057,574	—	785,687	—	272,597	138,359	781,476
Cost of shares redeemed
Class N	(23,304,126)	(30,122,239)	(85,443,042)	(23,825,971)	(30,639,053)	(13,353,325)	(22,348,250)	(19,820,390)	(42,308,794)	(37,984,597)
Class A	(3,309,853)	(5,447,387)	(14,228,908)	(9,366,435)	(5,720,420)	(7,277,905)	(4,439,529)	(3,239,190)	(10,185,017)	(6,319,472)
Class C	(622,413)	(768,124)	(2,781,301)	(2,305,026)	(654,933)	(503,571)	(573,515)	(504,079)	(1,037,241)	(986,369)
Net Increase/(Decrease) in Net Assets From Share Transactions of Beneficial Interest	(3,261,083)	(1,380,883)	(66,319,708)	72,254,723	(22,676,262)	43,134,344	(12,910,213)	31,279,957	(30,815,485)	17,963,784

Total Increase (Decrease) in Net Assets	(10,625,715)	(17,640,492)	(25,694,484)	(32,499,939)	(22,361,843)	(8,305,586)	(3,589,301)	(33,622,144)	(13,943,563)	(49,279,331)

Net Assets:
Beginning of Year	70,599,982	88,240,474	175,618,886	208,118,825	79,068,603	87,374,189	103,191,109	136,813,253	134,143,897	183,423,228
End of Year	$59,974,267	$70,599,982	$149,924,402	$175,618,886	$56,706,760	$79,068,603	$99,601,808	$103,191,109	$120,200,334	$134,143,897

See accompanying notes which are an integral part to these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Dunham		Dunham		Dunham		Dunham		Dunham
	Dynamic Macro		Long/Short		Monthly Distribution		Real Estate		US Enhanced
	Fund		Credit Fund		Fund		Stock Fund		Market Fund
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended*
	October 31, 2023	October 31, 2022	October 31, 2023	October 31, 2022	October 31, 2023	October 31, 2022	October 31, 2023	October 31, 2022	October 31, 2023
Operations:
Net investment income (loss)	$809,945	$47,985	$9,071,576	$4,703,901	$1,232,236	$(3,703,291)	$1,143,933	$716,843	$633,498
Net realized gain (loss) from investments, futures, purchased options, securities sold short, written options, swap contracts and forward foreign currency exchange contracts	2,643,173	(1,110,821)	(7,034,638)	287,776	4,364,826	4,818,782	(18,321,372)	(10,844,324)	(1,545,880)
Net change in unrealized appreciation (depreciation) on investments, futures, purchased options, securities sold short, written options, swap contracts, foreign currency translations, and forward foreign currency exchange contracts	668,360	(2,356,465)	2,150,011	(11,463,146)	(2,588,575)	787,207	9,680,323	(32,449,422)	(1,014,100)
Net Increase (Decrease) in Net Assets Resulting From Operations	4,121,478	(3,419,301)	4,186,949	(6,471,469)	3,008,487	1,902,698	(7,497,116)	(42,576,903)	(1,926,482)

Distributions to Shareholders From:
Distributions From Paid In Capital:
Class N	—	—	—	—	(10,431,572)	(6,847,683)	—	—	—
Class A	—	—	—	—	(1,808,869)	(1,166,961)	—	—	—
Class C	—	—	—	—	(1,376,640)	(849,813)	—	—	—
Distributions from Earnings
Class N	—	—	(9,866,831)	(8,052,024)	(2,262,650)	(1,638,444)	(424,646)	(5,499,204)	—
Class A	—	—	(1,305,598)	(1,100,569)	(388,885)	(257,202)	(37,364)	(850,102)	—
Class C	—	—	(157,322)	(147,146)	(287,098)	(196,098)	—	(307,750)	—
Total Distributions to Shareholders	—	—	(11,329,751)	(9,299,739)	(16,555,714)	(10,956,201)	(462,010)	(6,657,056)	—

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class N	16,590,717	9,503,028	40,246,734	87,383,682	24,961,812	38,741,266	18,134,600	26,981,312	75,690,305
Class A	3,627,713	1,422,232	5,235,204	15,236,101	3,102,233	4,501,409	3,367,487	3,069,951	11,244,568
Class C	203,828	118,628	213,652	708,042	659,818	1,321,111	224,633	374,346	319,034
Reinvestment of distributions
Class N	—	—	9,443,373	7,724,291	12,504,383	8,373,239	417,757	5,403,784	—
Class A	—	—	1,260,164	1,051,996	1,989,305	1,302,583	37,172	842,420	—
Class C	—	—	141,610	128,693	1,415,818	882,463	—	306,360	—
Cost of shares redeemed
Class N	(6,445,766)	(5,459,115)	(87,157,302)	(70,667,342)	(61,640,631)	(84,307,867)	(23,005,266)	(18,789,259)	(5,212,799)
Class A	(1,542,861)	(777,634)	(11,189,132)	(15,392,435)	(8,914,667)	(8,760,862)	(3,121,327)	(3,107,857)	(767,821)
Class C	(258,517)	(199,197)	(1,201,510)	(1,195,736)	(3,633,866)	(4,292,575)	(674,980)	(841,246)	(5,969)
Net Increase (Decrease) in Net Assets From Share Transactions of Beneficial Interest	12,175,114	4,607,942	(43,007,207)	24,977,292	(29,555,795)	(42,239,233)	(4,619,924)	14,239,811	81,267,318

Total Increase (Decrease) in Net Assets	16,296,592	1,188,641	(50,150,009)	9,206,084	(43,103,022)	(51,292,736)	(12,579,050)	(34,994,148)	79,340,836

Net Assets:
Beginning of Year/Period	27,407,898	26,219,257	238,638,265	229,432,181	220,876,861	272,169,597	76,406,670	111,400,818	—
End of Year/Period	$43,704,490	$27,407,898	$188,488,256	$238,638,265	$177,773,839	$220,876,861	$63,827,620	$76,406,670	$79,340,836

*	The Fund commenced operations on May 1, 2023

See accompanying notes which are an integral part to these financial statements.

FINANCIAL HIGHLIGHTS
Dunham Corporate/Government Bond Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Class N
	Year Ended October 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$12.01	$14.41	$14.44	$14.02	$13.06
Income (loss) from investment operations:
Net investment income*	0.45	0.22	0.19	0.28	0.36
Net realized and unrealized gain (loss)	(0.29)	(2.38)	(0.01)	0.44	0.96
Total income (loss) from investment operations	0.16	(2.16)	0.18	0.72	1.32
Less distributions:
Distributions from net investment income	(0.41)	(0.24)	(0.21)	(0.30)	(0.36)
Total distributions	(0.41)	(0.24)	(0.21)	(0.30)	(0.36)
Net asset value, end of year	$11.76	$12.01	$14.41	$14.44	$14.02

Total return + #	1.23%	(15.12)%	1.23%	5.17%	10.27%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$111,045	$48,744	$78,345	$61,209	$42,730
Ratios of expenses to average net assets:	1.17%	1.34%	1.25%	1.24%	1.20%
Ratios of net investment income to average net assets	3.60%	1.67%	1.30%	1.99%	2.68%
Portfolio turnover rate	29%	35%	59%	75%	76%

	Class A					Class C
	Year Ended October 31,					Year Ended October 31,
	2023	2022	2021	2020	2019	2023	2022	2021	2020	2019
Net asset value, beginning of year	$12.00	$14.39	$14.42	$14.01	$13.04	$11.91	$14.28	$14.31	$13.91	$12.95
Income (loss) from investment operations:
Net investment income*	0.41	0.19	0.15	0.25	0.33	0.34	0.13	0.08	0.18	0.26
Net realized and unrealized gain (loss)	(0.28)	(2.37)	(0.01)	0.42	0.97	(0.27)	(2.36)	(0.01)	0.41	0.96
Total income (loss) from investment operations	0.13	(2.18)	0.14	0.67	1.30	0.07	(2.23)	0.07	0.59	1.22
Less distributions:
Distributions from net investment income	(0.38)	(0.21)	(0.17)	(0.26)	(0.33)	(0.32)	(0.14)	(0.10)	(0.19)	(0.26)
Total distributions	(0.38)	(0.21)	(0.17)	(0.26)	(0.33)	(0.32)	(0.14)	(0.10)	(0.19)	(0.26)
Net asset value, end of year	$11.75	$12.00	$14.39	$14.42	$14.01	$11.66	$11.91	$14.28	$14.31	$13.91

Total return + #	1.00%	(15.29)%	0.98%	4.84%	10.09%	0.50%	(15.68)%	0.49%	4.29%	9.53%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$15,680	$6,376	$9,593	$8,490	$7,510	$2,428	$2,418	$2,678	$2,886	$2,672
Ratios of expenses to average net assets:	1.42%	1.59%	1.50%	1.49%	1.45%	1.92%	2.09%	2.00%	1.99%	1.95%
Ratios of net investment income to average net assets	3.35%	1.42%	1.05%	1.75%	2.41%	2.74%	0.96%	0.56%	1.31%	1.92%
Portfolio turnover rate	29%	35%	59%	75%	76%	29%	35%	59%	75%	76%

*	The net investment income per share data was determined using the average shares outstanding throughout each year.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. Adjustments may apply to some but not all years and classes.

See accompanying notes which are an integral part to these financial statements.

FINANCIAL HIGHLIGHTS
Dunham Floating Rate Bond Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Class N
	Year Ended October 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$8.44	$9.18	$8.90	$9.36	$9.62
Income (loss) from investment operations:
Net investment income*	0.76	0.41	0.27	0.34	0.44
Net realized and unrealized gain (loss)	0.15	(0.72)	0.32	(0.47)	(0.26)
Total income (loss) from investment operations	0.91	(0.31)	0.59	(0.13)	0.18
Less distributions:
Distributions from net investment income	(0.80)	(0.43)	(0.31)	(0.33)	(0.44)
Total distributions	(0.80)	(0.43)	(0.31)	(0.33)	(0.44)
Net asset value, end of year	$8.55	$8.44	$9.18	$8.90	$9.36

Total return + #	11.18%	(3.46)%	6.63%	(1.30)%	1.99%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$98,042	$152,134	$173,112	$135,536	$157,757
Ratios of expenses to average net assets (including interest expense) (1):	1.17%	1.04%	0.90%	1.00%	1.01%
Ratios of net investment income to average net assets:	8.83%	4.67%	2.97%	3.81%	4.60%
Portfolio turnover rate	21%	56%	135%	76%	44%

	Class A					Class C
	Year Ended October 31,					Year Ended October 31,
	2023	2022	2021	2020	2019	2023	2022	2021	2020	2019
Net asset value, beginning of year	$8.43	$9.17	$8.89	$9.35	$9.61	$8.43	$9.18	$8.89	$9.35	$9.62
Income (loss) from investment operations:
Net investment income*	0.74	0.39	0.25	0.32	0.41	0.70	0.35	0.21	0.27	0.37
Net realized and unrealized gain (loss)	0.15	(0.72)	0.32	(0.47)	(0.25)	0.14	(0.74)	0.32	(0.46)	(0.27)
Total income (loss) from investment operations	0.89	(0.33)	0.57	(0.15)	0.16	0.84	(0.39)	0.53	(0.19)	0.10
Less distributions:
Distributions from net investment income	(0.78)	(0.41)	(0.29)	(0.31)	(0.42)	(0.73)	(0.36)	(0.24)	(0.27)	(0.37)
Total distributions	(0.78)	(0.41)	(0.29)	(0.31)	(0.42)	(0.73)	(0.36)	(0.24)	(0.27)	(0.37)
Net asset value, end of year	$8.54	$8.43	$9.17	$8.89	$9.35	$8.54	$8.43	$9.18	$8.89	$9.35

Total return + #	10.90%	(3.70)%	6.39%	(1.56)%	1.74%	10.35%	(4.30)%	5.98%	(2.06)%	1.13%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$11,611	$20,569	$22,225	$19,705	$21,997	$5,684	$6,495	$6,732	$6,800	$8,654
Ratios of expenses to average net assets (including interest expense) (2):	1.41%	1.29%	1.15%	1.25%	1.26%	1.93%	1.80%	1.65%	1.75%	1.76%
Ratios of net investment income to average net assets:	8.56%	4.44%	2.73%	3.56%	4.36%	8.14%	3.95%	2.24%	3.07%	3.86%
Portfolio turnover rate	21%	56%	135%	76%	44%	21%	56%	135%	76%	44%

*	The net investment income per share data was determined using the average shares outstanding throughout each year.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. Adjustments may apply to some but not all years and classes.

(1)	Ratios of expenses to average net assets (excluding interest expense):	1.08%

(2)	Ratios of expenses to average net assets (excluding interest expense):	1.32%	1.84%

See accompanying notes which are an integral part to these financial statements.

FINANCIAL HIGHLIGHTS
Dunham High-Yield Bond Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Class N
	Year Ended October 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$8.00	$9.34	$8.88	$8.97	$8.72
Income (loss) from investment operations:
Net investment income*	0.55	0.43	0.38	0.41	0.45
Net realized and unrealized gain (loss)	0.03	(1.36)	0.46	(0.09)	0.26
Total income (loss) from investment operations	0.58	(0.93)	0.84	0.32	0.71
Less distributions:
Distributions from net investment income	(0.54)	(0.41)	(0.38)	(0.41)	(0.46)
Total distributions	(0.54)	(0.41)	(0.38)	(0.41)	(0.46)
Net asset value, end of year	$8.04	$8.00	$9.34	$8.88	$8.97

Total return + #	7.44%	(10.09)%	9.54%	3.74%	8.42%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$98,539	$81,243	$101,951	$83,009	$90,262
Ratios of expenses to average net assets (including interest expense) (2):	1.23%	1.19%	1.17%	1.14%	1.12%
Ratios of net investment income to average net assets:	6.71%	4.96%	4.07%	4.69%	5.12%
Portfolio turnover rate	28%	36%	69%	75%	70%

	Class A					Class C
	Year Ended October 31,					Year Ended October 31,
	2023	2022	2021	2020	2019	2023	2022	2021	2020	2019
Net asset value, beginning of year	$8.09	$9.44	$8.97	$9.06	$8.81	$7.96	$9.29	$8.83	$8.92	$8.68
Income (loss) from investment operations:
Net investment income*	0.53	0.41	0.36	0.39	0.44	0.48	0.36	0.31	0.34	0.39
Net realized and unrealized gain (loss)	0.04	(1.37)	0.47	(0.09)	0.25	0.03	(1.34)	0.46	(0.09)	0.25
Total income (loss) from investment operations	0.57	(0.96)	0.83	0.30	0.69	0.51	(0.98)	0.77	0.25	0.64
Less distributions:
Distributions from net investment income	(0.52)	(0.39)	(0.36)	(0.39)	(0.44)	(0.48)	(0.35)	(0.31)	(0.34)	(0.40)
Total distributions	(0.52)	(0.39)	(0.36)	(0.39)	(0.44)	(0.48)	(0.35)	(0.31)	(0.34)	(0.40)
Net asset value, end of year	$8.14	$8.09	$9.44	$8.97	$9.06	$7.99	$7.96	$9.29	$8.83	$8.92

Total return + #	7.22%	(10.32)%	9.29%	3.44%	8.07%	6.55%	(10.71)%	8.79%	2.95%	7.55%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$14,543	$12,650	$13,592	$12,127	$12,336	$3,577	$3,830	$4,746	$4,663	$7,497
Ratios of expenses to average net assets (including interest expense) (2):	1.48%	1.44%	1.42%	1.39%	1.37%	1.98%	1.94%	1.92%	1.89%	1.87%
Ratios of net investment income to average net assets:	6.46%	4.72%	3.82%	4.44%	4.87%	5.94%	4.21%	3.32%	3.93%	4.37%
Portfolio turnover rate	28%	36%	69%	75%	70%	28%	36%	69%	75%	70%

*	The net investment income per share data was determined using the average shares outstanding throughout each year.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. Adjustments may apply to some but not all years and classes.

See accompanying notes which are an integral part to these financial statements.

FINANCIAL HIGHLIGHTS
Dunham International Opportunity Bond Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Class N
	Year Ended October 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$6.96	$9.18	$9.05	$9.43	$8.93
Income (loss) from investment operations:
Net investment income (loss)*	0.37	0.31	0.21	0.19	(0.03)
Net realized and unrealized gain (loss)	0.43	(2.15)	0.15	(0.37)	0.58
Total income (loss) from investment operations	0.80	(1.84)	0.36	(0.18)	0.55
Less distributions:
Distributions from net investment income	(0.38)	(0.38)	(0.23)	(0.11)	(0.04)
Distributions from net realized gains	—	(0.00)	—	(0.02)	(0.01)
Distributions from capital	(0.16)	—	—	(0.07)	—
Total distributions	(0.54)	(0.38)	(0.23)	(0.20)	(0.05)
Net asset value, end of year	$7.22	$6.96	$9.18	$9.05	$9.43

Total return + #	11.67%	(20.52)%	3.93%	(1.81)%	6.29%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$46,613	$29,209	$62,423	$41,346	$32,927
Ratios of expenses to average net assets (including interest expense) (1):	1.68%	1.33%	1.78%	1.36%	1.36%
Ratios of net investment income (loss) to average net assets:	4.97%	3.83%	2.21%	2.08%	(0.30)%
Portfolio turnover rate	50%	58%	40%	138%	109%

	Class A					Class C
	Year Ended October 31,					Year Ended October 31,
	2023	2022	2021	2020	2019	2023	2022	2021	2020	2019
Net asset value, beginning of year	$6.89	$9.08	$8.96	$9.34	$8.85	$6.70	$8.84	$8.73	$9.11	$8.66
Income (loss) from investment operations:
Net investment income (loss)*	0.34	0.29	0.18	0.17	(0.05)	0.30	0.25	0.13	0.10	(0.09)
Net realized and unrealized gain (loss)	0.44	(2.12)	0.14	(0.37)	0.57	0.42	(2.07)	0.14	(0.33)	0.55
Total income (loss) from investment operations	0.78	(1.83)	0.32	(0.20)	0.52	0.72	(1.82)	0.27	(0.23)	0.46
Less distributions:
Distributions from net investment income	(0.37)	(0.36)	(0.20)	(0.09)	(0.02)	(0.33)	(0.32)	(0.16)	(0.06)	—
Distributions from net realized gains	—	(0.00)	—	(0.02)	(0.01)	—	(0.00)	—	(0.02)	(0.01)
Distributions from capital	(0.16)	—	—	(0.07)	—	(0.16)	—	—	(0.07)	—
Total distributions	(0.53)	(0.36)	(0.20)	(0.18)	(0.03)	(0.49)	(0.32)	(0.16)	(0.15)	(0.01)
Net asset value, end of year	$7.14	$6.89	$9.08	$8.96	$9.34	$6.93	$6.70	$8.84	$8.73	$9.11

Total return + #	11.38%	(20.62)%	3.60%	(2.03)%	5.98%	10.85%	(21.01)%	3.07%	(2.48)%	5.36%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$7,037	$4,787	$9,179	$6,722	$4,357	$909	$854	$1,320	$1,180	$1,442
Ratios of expenses to average net assets (including interest expense) (2):	1.93%	1.58%	2.03%	1.61%	1.61%	2.43%	2.08%	2.53%	2.11%	2.11%
Ratios of net investment income (loss) to average net assets:	4.71%	3.61%	1.96%	1.91%	(0.55)%	4.19%	3.13%	1.44%	1.21%	(1.05)%
Portfolio turnover rate	50%	58%	40%	138%	109%	50%	58%	40%	138%	109%

*	The net investment income (loss) per share data was determined using the average shares outstanding throughout the year.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. Adjustments may apply to some but not all years and classes.

(1)	Ratios of expenses to average net assets (excluding interest expense):	1.67%	1.32%

(2)	Ratios of expenses to average net assets (excluding interest expense):	1.92%	1.57%	2.42%	2.07%

See accompanying notes which are an integral part to these financial statements.

FINANCIAL HIGHLIGHTS
Dunham Large Cap Value Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Class N
	Year Ended October 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$16.90	$19.59	$13.58	$14.96	$14.18
Income (loss) from investment operations:
Net investment income *	0.20	0.14	0.13	0.17	0.18
Net realized and unrealized gain (loss)	(0.38)	(1.57)	6.03	(1.03)	1.29
Total income (loss) from investment operations	(0.18)	(1.43)	6.16	(0.86)	1.47
Less distributions:
Distributions from net investment income	(0.16)	(0.11)	(0.15)	(0.18)	(0.15)
Distributions from net realized gains	(0.33)	(1.15)	—	(0.34)	(0.54)
Total distributions	(0.49)	(1.26)	(0.15)	(0.52)	(0.69)
Net asset value, end of year	$16.23	$16.90	$19.59	$13.58	$14.96

Total return + #	(1.14)%	(7.96)%	45.69%	(6.15)%	11.37%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$115,719	$141,436	$129,641	$73,557	$61,791
Ratios of expenses to average net assets:
Before fees paid indirectly	1.04%	1.26%	1.10%	1.24%	1.14%
After fees paid indirectly	1.04%	1.26%	1.10%	1.24%	1.14%
Ratios of net investment income to average net assets:
Before fees paid indirectly	1.19%	0.79%	0.72%	1.25%	1.30%
After fees paid indirectly	1.19%	0.79%	0.72%	1.25%	1.30%
Portfolio turnover rate	29%	23%	33%	43%	44%

	Class A					Class C
	Year Ended October 31,					Year Ended October 31,
	2023	2022	2021	2020	2019	2023	2022	2021	2020	2019
Net asset value, beginning of year	$16.78	$19.46	$13.50	$14.87	$14.11	$15.74	$18.40	$12.80	$14.17	$13.45
Income (loss) from investment operations:
Net investment income (loss)*	0.16	0.09	0.08	0.14	0.15	0.03	(0.04)	(0.04)	0.03	0.04
Net realized and unrealized gain (loss)	(0.39)	(1.55)	6.00	(1.03)	1.27	(0.35)	(1.47)	5.69	(0.98)	1.23
Total income (loss) from investment operations	(0.23)	(1.46)	6.08	(0.89)	1.42	(0.32)	(1.51)	5.65	(0.95)	1.27
Less distributions:
Distributions from net investment income	(0.11)	(0.07)	(0.12)	(0.14)	(0.12)	(0.03)	0.00	(0.05)	(0.08)	(0.01)
Distributions from net realized gains	(0.33)	(1.15)	—	(0.34)	(0.54)	(0.33)	(1.15)	—	(0.34)	(0.54)
Total distributions	(0.44)	(1.22)	(0.12)	(0.48)	(0.66)	(0.36)	(1.15)	(0.05)	(0.42)	(0.55)
Net asset value, end of year	$16.11	$16.78	$19.46	$13.50	$14.87	$15.06	$15.74	$18.40	$12.80	$14.17

Total return + #	(1.41)%	(8.18)%	45.28%	(6.33)%	11.00%	(2.09)%	(8.90)%	44.20%	(7.05)%	10.24%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$17,853	$22,784	$27,023	$16,855	$16,363	$3,139	$3,958	$4,683	$3,897	$5,319
Ratios of expenses to average net assets:
Before fees paid indirectly	1.29%	1.51%	1.35%	1.49%	1.39%	2.04%	2.26%	2.10%	2.24%	2.14%
After fees paid indirectly	1.29%	1.51%	1.35%	1.49%	1.39%	2.04%	2.26%	2.10%	2.24%	2.14%
Ratios of net investment income (loss) to average net assets:
Before fees paid indirectly	0.94%	0.52%	0.47%	1.00%	1.05%	0.19%	(0.23)%	(0.27)%	0.23%	0.30%
After fees paid indirectly	0.94%	0.52%	0.47%	1.00%	1.05%	0.19%	(0.23)%	(0.27)%	0.23%	0.30%
Portfolio turnover rate	29%	23%	33%	43%	44%	29%	23%	33%	43%	44%

*	The net investment income (loss) per share data was determined using the average shares outstanding throughout each year.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. Adjustments may apply to some but not all years and classes.

See accompanying notes which are an integral part to these financial statements.

FINANCIAL HIGHLIGHTS
Dunham Small Cap Value Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Class N
	Year Ended October 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$15.38	$18.65	$11.91	$14.67	$15.72
Income (loss) from investment operations:
Net investment income (loss) *	0.09	0.07	0.11	0.10	(0.00	)(a)
Net realized and unrealized gain (loss)	(0.92)	(1.27)	6.78	(2.86)	0.65
Total income (loss) from investment operations	(0.83)	(1.20)	6.89	(2.76)	0.65
Less distributions:
Distributions from net investment income	(0.01)	(0.09)	(0.14)	—	—
Distributions from net realized gains	(1.16)	(1.98)	(0.01)	—	(1.70)
Total distributions	(1.17)	(2.07)	(0.15)	—	(1.70)
Net asset value, end of year	$13.38	$15.38	$18.65	$11.91	$14.67

Total return + #	(5.61)%	(7.65)%	58.16%	(18.81)%	6.15%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$51,360	$59,955	$72,651	$42,444	$43,564
Ratios of expenses to average net assets (including interest expense):
Before fees paid indirectly (1)	1.69%	1.67%	1.05%	1.26%	1.72%
After fees paid indirectly (1)	1.63%	1.61%	1.05%	1.17%	1.72%
Ratios of net investment income (loss) to average net assets: (b)
Before fees paid indirectly	0.53%	0.34%	0.67%	0.72%	(0.01)%
After fees paid indirectly	0.60%	0.41%	0.67%	0.81%	(0.01)%
Portfolio turnover rate	95%	83%	87%	135%	85%

	Class A					Class C
	Year Ended October 31,					Year Ended October 31,
	2023	2022	2021	2020	2019	2023	2022	2021	2020	2019
Net asset value, beginning of year	$15.07	$18.31	$11.70	$14.45	$15.55	$12.60	$15.70	$10.05	$12.51	$13.81
Income (loss) from investment operations:
Net investment income (loss) *	0.05	0.03	0.08	0.07	(0.04)	(0.04)	(0.08)	(0.04)	(0.02)	(0.12)
Net realized and unrealized gain (loss)	(0.89)	(1.24)	6.65	(2.82)	0.64	(0.73)	(1.04)	5.72	(2.44)	0.52
Total income (loss) from investment operations	(0.84)	(1.21)	6.73	(2.75)	0.60	(0.77)	(1.12)	5.68	(2.46)	0.40
Less distributions:
Distributions from net investment income	—	(0.05)	(0.11)	—	—	—	—	(0.02)	—	—
Distributions from net realized gains	(1.16)	(1.98)	(0.01)	—	(1.70)	(1.16)	(1.98)	(0.01)	—	(1.70)
Total distributions	(1.16)	(2.03)	(0.12)	—	(1.70)	(1.16)	(1.98)	(0.03)	—	(1.70)
Net asset value, end of year	$13.07	$15.07	$18.31	$11.70	$14.45	$10.67	$12.60	$15.70	$10.05	$12.51

Total return + #	(5.81)%	(7.86)%	57.71%	(19.03)%	5.85%	(6.53)%	(8.62)%	56.55%	(19.66)%	5.06%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$6,924	$8,331	$12,795	$8,955	$9,848	$1,690	$2,314	$2,794	$2,064	$2,835
Ratios of expenses to average net assets (including interest expense):
Before fees paid indirectly (2)	1.94%	1.92%	1.30%	1.51%	1.97%	2.69%	2.67%	2.05%	2.26%	2.72%
After fees paid indirectly (2)	1.88%	1.86%	1.30%	1.42%	1.97%	2.63%	2.61%	2.05%	2.17%	2.72%
Ratios of net investment income (loss) to average net assets: (b)
Before fees paid indirectly	0.29%	0.12%	0.46%	0.46%	(0.26)%	(0.45)%	(0.67)%	(0.31)%	(0.29)%	(1.01)%
After fees paid indirectly	0.35%	0.17%	0.46%	0.55%	(0.26)%	(0.38)%	(0.61)%	(0.31)%	(0.20)%	(1.01)%
Portfolio turnover rate	95%	83%	87%	135%	85%	95%	83%	87%	135%	85%

*	The net investment income (loss) per share data was determined using the average shares outstanding throughout each year.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net assets may differ from the net asset values and returns for shareholder transactions. Adjustments may apply to some but not all years and classes.

(a)	Represents less than $0.01 per share.

(b)	Does not Include the expenses of other investment companies in which the Fund invests.

(1)	Ratios of expenses to average net assets (excluding interest expense):

Before fees paid indirectly	1.68%
After fees paid indirectly	1.62%

(2)	Ratios of expenses to average net assets (excluding interest expense):

Before fees paid indirectly	1.93%	2,68%
After fees paid indirectly	1.87%	2.62%

See accompanying notes which are an integral part to these financial statements.

FINANCIAL HIGHLIGHTS
Dunham Focused Large Cap Growth Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Class N
	Year Ended October 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$24.57	$43.94	$33.67	$24.24	$22.50
Income (loss) from investment operations:
Net investment loss*	(0.21)	(0.20)	(0.36)	(0.32)	(0.25)
Net realized and unrealized gain (loss)	6.65	(15.89)	11.47	10.58	3.69
Total income (loss) from investment operations	6.44	(16.09)	11.11	10.26	3.44
Less distributions:
Distributions from net realized gains	—	(3.28)	(0.84)	(0.83)	(1.70)
Total distributions	—	(3.28)	(0.84)	(0.83)	(1.70)
Net asset value, end of year	$31.01	$24.57	$43.94	$33.67	$24.24

Total return + #	26.21%	(39.47)%	33.44%	43.39%	17.19%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$121,318	$143,425	$156,938	$108,816	$74,714
Ratios of expenses to average net assets:
Before fee waivers and fees paid indirectly	1.23%	1.01%	1.12%	1.30%	1.33%
After fee waivers and fees paid indirectly	1.23%	1.01%	1.12%	1.30%	1.33%
Ratios of net investment loss to average net assets:
Before fee waivers and fees paid indirectly	(0.74)%	(0.67)%	(0.92)%	(1.08)%	(1.06)%
After fee waivers and fees paid indirectly	(0.74)%	(0.67)%	(0.92)%	(1.08)%	(1.06)%
Portfolio turnover rate	17%	9%	27%	17%	28%

	Class A					Class C
	Year Ended October 31,					Year Ended October 31,
	2023	2022	2021	2020	2019	2023	2022	2021	2020	2019
Net asset value, beginning of year	$23.77	$42.73	$32.84	$23.71	$22.11	$21.56	$39.33	$30.51	$22.25	$21.00
Income (loss) from investment operations:
Net investment loss*	(0.28)	(0.28)	(0.45)	(0.38)	(0.30)	(0.45)	(0.46)	(0.68)	(0.55)	(0.44)
Net realized and unrealized gain (loss)	6.44	(15.40)	11.18	10.34	3.60	5.83	(14.03)	10.34	9.64	3.39
Total income (loss) from investment operations	6.16	(15.68)	10.73	9.96	3.30	5.38	(14.49)	9.66	9.09	2.95
Less distributions:
Distributions from net realized gains	—	(3.28)	(0.84)	(0.83)	(1.70)	—	(3.28)	(0.84)	(0.83)	(1.70)
Total distributions	—	(3.28)	(0.84)	(0.83)	(1.70)	—	(3.28)	(0.84)	(0.83)	(1.70)
Net asset value, end of year	$29.93	$23.77	$42.73	$32.84	$23.71	$26.94	$21.56	$39.33	$30.51	$22.25

Total return + #	25.91%	(39.62)%	33.13%	43.09%	16.84%	24.95%	(40.07)%	32.13%	41.97%	16.00%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$21,901	$24,711	$37,270	$31,205	$24,131	$6,706	$7,483	$13,911	$10,414	$8,314
Ratios of expenses to average net assets:
Before fee waivers and fees paid indirectly	1.48%	1.26%	1.37%	1.55%	1.58%	2.25%	2.01%	2.12%	2.30%	2.33%
After fee waivers and fees paid indirectly	1.48%	1.26%	1.37%	1.55%	1.58%	2.25%	2.01%	2.12%	2.30%	2.33%
Ratios of net investment loss to average net assets:
Before fee waivers and fees paid indirectly	(0.99)%	(0.93)%	(1.17)%	(1.34)%	(1.32)%	(1.76)%	(1.69)%	(1.92)%	(2.08)%	(2.06)%
After fee waivers and fees paid indirectly	(0.99)%	(0.93)%	(1.17)%	(1.34)%	(1.32)%	(1.76)%	(1.69)%	(1.92)%	(2.08)%	(2.06)%
Portfolio turnover rate	17%	9%	27%	17%	28%	17%	9%	27%	17%	28%

*	The net investment loss per share data was determined using the average shares outstanding throughout each year.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. Adjustments may apply to some but not all years and classes.

See accompanying notes which are an integral part to these financial statements.

FINANCIAL HIGHLIGHTS
Dunham Small Cap Growth Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Class N
	Year Ended October 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$14.73	$27.93	$21.62	$16.00	$20.28
Income (loss) from investment operations:
Net investment loss*	(0.15)	(0.12)	(0.38)	(0.23)	(0.23)
Net realized and unrealized gain (loss) (a)	(0.08)	(9.04)	10.50	6.15	(0.25)
Total income (loss) from investment operations	(0.23)	(9.16)	10.12	5.92	(0.48)
Less distributions:
Distributions from net investment income	—	(0.19)	(0.28)	(0.05)	—
Distributions from net realized gains	—	(3.85)	(3.53)	(0.25)	(3.80)
Total distributions	—	(4.04)	(3.81)	(0.30)	(3.80)
Net asset value, end of year	$14.50	$14.73	$27.93	$21.62	$16.00

Total return + #	(1.56)%	(37.42)%	49.28%	37.55%	1.36%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$46,905	$65,064	$63,287	$42,792	$37,340
Ratios of expenses to average net assets:
Before fees paid indirectly	1.56%	1.17%	1.83%	1.78%	1.90%
After fees paid indirectly	1.55%	1.14%	1.83%	1.75%	1.88%
Ratios of net investment loss to average net assets:
Before fees paid indirectly	(0.99)%	(0.72)%	(1.47)%	(1.34)%	(1.36)%
After fees paid indirectly	(0.98)%	(0.70)%	(1.47)%	(1.31)%	(1.34)%
Portfolio turnover rate	95%	92%	111%	178%	169%

	Class A					Class C
	Year Ended October 31,					Year Ended October 31,
	2023	2022	2021	2020	2019	2023	2022	2021	2020	2019
Net asset value, beginning of year	$13.55	$26.04	$20.36	$15.09	$19.42	$8.93	$18.62	$15.39	$11.54	$16.00
Income (loss) from investment operations:
Net investment loss*	(0.17)	(0.17)	(0.42)	(0.26)	(0.25)	(0.19)	(0.19)	(0.44)	(0.29)	(0.29)
Net realized and unrealized gain (loss) (a)	(0.08)	(8.34)	9.86	5.80	(0.28)	(0.04)	(5.64)	7.33	4.39	(0.37)
Total income (loss) from investment operations	(0.25)	(8.51)	9.44	5.54	(0.53)	(0.23)	(5.83)	6.89	4.10	(0.66)
Less distributions:
Distributions from net investment income	—	(0.13)	(0.23)	(0.02)	—	—	(0.01)	(0.13)	—	—
Distributions from net realized gains	—	(3.85)	(3.53)	(0.25)	(3.80)	—	(3.85)	(3.53)	(0.25)	(3.80)
Total distributions	—	(3.98)	(3.76)	(0.27)	(3.80)	—	(3.86)	(3.66)	(0.25)	(3.80)
Net asset value, end of year	$13.30	$13.55	$26.04	$20.36	$15.09	$8.70	$8.93	$18.62	$15.39	$11.54

Total return + #	(1.85)%	(37.55)%	48.93%	37.18%	1.11%	(2.58)%	(37.99)%	47.87%	36.10%	0.36%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$8,172	$11,795	$20,357	$12,750	$10,797	$1,629	$2,210	$3,730	$2,619	$2,440
Ratios of expenses to average net assets:
Before fees paid indirectly	1.80%	1.42%	2.08%	2.03%	2.15%	2.57%	2.17%	2.83%	2.78%	2.90%
After fees paid indirectly	1.78%	1.39%	2.08%	2.00%	2.13%	2.55%	2.14%	2.83%	2.75%	2.88%
Ratios of net investment loss to average net assets:
Before fees paid indirectly	(1.23)%	(0.97)%	(1.72)%	(1.57)%	(1.61)%	(2.00)%	(1.72)%	(2.47)%	(2.32)%	(2.37)%
After fees paid indirectly	(1.21)%	(0.95)%	(1.72)%	(1.54)%	(1.59)%	(1.99)%	(1.70)%	(2.47)%	(2.29)%	(2.35)%
Portfolio turnover rate	95%	92%	111%	178%	169%	95%	92%	111%	178%	169%

*	The net investment loss per share data was determined using the average shares outstanding throughout each year.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. Adjustments may apply to some but not all years and classes.

(a)	The amount of net realized and unrealized gain (loss) on investment per share for the year ended October 31, 2019 and October 31, 2023, does not accord with the amounts in the Statements of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values.

See accompanying notes which are an integral part to these financial statements.

FINANCIAL HIGHLIGHTS
Dunham Emerging Markets Stock Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Class N
	Year Ended October 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$10.93	$18.76	$15.70	$14.27	$12.85
Income (loss) from investment operations:
Net investment income (loss) *	0.16	0.17	0.04	(0.03)	0.19
Net realized and unrealized gain (loss)	0.78	(6.41)	3.05	1.59	1.48
Total income (loss) from investment operations	0.94	(6.24)	3.09	1.56	1.67
Less distributions:
Distributions from net investment income	(0.03)	(0.25)	(0.03)	(0.13)	(0.25)
Distributions from net realized gains	—	(1.34)	—	—	—
Total distributions	(0.03)	(1.59)	(0.03)	(0.13)	(0.25)
Net asset value, end of year	$11.84	$10.93	$18.76	$15.70	$14.27

Total return + #	8.58%	(36.02)%	19.67%	10.94%	13.29%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$83,931	$85,825	$112,290	$70,868	$59,931
Ratios of expenses to average net assets (including interest expense) (1):	1.15%	1.03%	1.67%	1.86%	1.61%
Ratios of net investment income (loss) to average net assets	1.23%	1.23%	0.19%	(0.19)%	1.42%
Portfolio turnover rate	58%	64%	77%	113%	129%

	Class A					Class C
	Year Ended October 31,					Year Ended October 31,
	2023	2022	2021	2020	2019	2023	2022	2021	2020	2019
Net asset value, beginning of year	$10.63	$18.29	$15.32	$13.94	$12.56	$9.87	$17.07	$14.41	$13.16	$11.85
Income (loss) from investment operations:
Net investment income (loss)*	0.12	0.13	(0.02)	(0.06)	0.16	0.03	0.02	(0.15)	(0.16)	0.05
Net realized and unrealized gain (loss)	0.77	(6.24)	2.99	1.54	1.44	0.71	(5.81)	2.81	1.45	1.38
Total income (loss) from investment operations	0.89	(6.11)	2.97	1.48	1.60	0.74	(5.79)	2.66	1.29	1.43
Less distributions:
Distributions from net investment income	—	(0.21)	—	(0.10)	(0.22)	—	(0.07)	—	(0.04)	(0.12)
Distributions from net realized gains	—	(1.34)	—	—	—	—	(1.34)	—	—	—
Total distributions	—	(1.55)	—	(0.10)	(0.22)	—	(1.41)	—	(0.04)	(0.12)
Net asset value, end of year	$11.52	$10.63	$18.29	$15.32	$13.94	$10.61	$9.87	$17.07	$14.41	$13.16

Total return + #	8.37%	(36.18)%	19.39%	10.58%	12.98%	7.50%	(36.66)%	18.46%	9.78%	12.18%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$13,958	$15,367	$21,174	$14,864	$12,106	$1,712	$1,999	$3,349	$3,005	$3,463
Ratios of expenses to average net assets (including interest expense) (2):	1.40%	1.28%	1.92%	2.11%	1.86%	2.15%	2.03%	2.67%	2.86%	2.61%
Ratios of net investment income (loss) to average net assets:	0.97%	0.96%	(0.08)%	(0.43)%	1.17%	0.23%	0.15%	(0.87)%	(1.22)%	0.41%
Portfolio turnover rate	58%	64%	77%	113%	129%	58%	64%	77%	113%	129%

*	The net investment income (loss) per share data was determined using the average shares outstanding throughout each year.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. Adjustments may apply to some but not all years and classes.

(1)	Ratios of expenses to average net assets (excluding interest expense):	1.13%

(2)	Ratios of expenses to average net assets (excluding interest expense):	1.38%	2.13%

See accompanying notes which are an integral part to these financial statements.

FINANCIAL HIGHLIGHTS
Dunham International Stock Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Class N
	Year Ended October 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$14.07	$21.10	$15.26	$15.51	$15.61
Income (loss) from investment operations:
Net investment income *	0.51	0.66	0.30	0.15	0.34
Net realized and unrealized gain (loss) !	1.89	(4.87)	5.70	(0.06)	0.62
Total income (loss) from investment operations	2.40	(4.21)	6.00	0.09	0.96
Less distributions:
Distributions from net investment income	(0.61)	(0.40)	(0.15)	(0.34)	(0.18)
Distributions from net realized gains	—	(2.42)	(0.01)	—	(0.88)
Total distributions	(0.61)	(2.82)	(0.16)	(0.34)	(1.06)
Net asset value, end of year	$15.86	$14.07	$21.10	$15.26	$15.51

Total return + #	17.35%	(23.01)%	39.45%	0.45%	7.08%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$101,254	$111,570	$150,922	$96,239	$101,505
Ratios of expenses to average net assets (including interest expense) (1):	2.00%	1.53%	1.92%	1.71%	1.43%
Ratios of net investment income to average net assets:	3.15%	4.03%	1.47%	0.98%	2.28%
Portfolio turnover rate	62%	91%	131%	156%	100%

	Class A					Class C
	Year Ended October 31,					Year Ended October 31,
	2023	2022	2021	2020	2019	2023	2022	2021	2020	2019
Net asset value, beginning of year	$13.93	$20.92	$15.13	$15.38	$15.49	$12.98	$19.66	$14.25	$14.55	$14.68
Income (loss) from investment operations:
Net investment income (loss)*	0.45	0.60	0.23	0.11	0.30	0.32	0.44	0.08	(0.02)	0.18
Net realized and unrealized gain (loss) !	1.89	(4.82)	5.68	(0.06)	0.61	1.75	(4.50)	5.34	(0.05)	0.59
Total income (loss) from investment operations	2.34	(4.22)	5.91	0.05	0.91	2.07	(4.06)	5.42	(0.07)	0.77
Less distributions:
Distributions from net investment income	(0.57)	(0.35)	(0.11)	(0.30)	(0.14)	(0.49)	(0.20)	—	(0.23)	(0.02)
Distributions from net realized gains	—	(2.42)	(0.01)	—	(0.88)	—	(2.42)	(0.01)	—	(0.88)
Total distributions	(0.57)	(2.77)	(0.12)	(0.30)	(1.02)	(0.49)	(2.62)	(0.01)	(0.23)	(0.90)
Net asset value, end of year	$15.70	$13.93	$20.92	$15.13	$15.38	$14.56	$12.98	$19.66	$14.25	$14.55

Total return + #	17.00%	(23.23)%	39.15%	0.24%	6.78%	16.16%	(23.78)%	38.04%	(0.55)%	6.03%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$15,317	$18,638	$26,672	$20,938	$22,499	$3,629	$3,936	$5,830	$4,754	$6,409
Ratios of expenses to average net assets (including interest expense) (2):	2.25%	1.78%	2.17%	1.96%	1.68%	3.00%	2.53%	2.92%	2.71%	2.43%
Ratios of net investment income (loss) to average net assets	2.84%	3.70%	1.17%	0.71%	2.04%	2.17%	2.89%	0.43%	(0.11)%	1.26%
Portfolio turnover rate	62%	91%	131%	156%	100%	62%	91%	131%	156%	100%

*	The net investment income (loss) per share data was determined using the average shares outstanding throughout each year.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. Adjustments may apply to some but not all years and classes.

!	The amount of net realized and unrealized gain (loss) on investment per share for the year ended October 31, 2020 does not accord with the amounts in the Statements of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values.

(1)	Ratios of expenses to average net assets (excluding interest expense):	1.99%

(2)	Ratios of expenses to average net assets (excluding interest expense):	2.24%	2.99%

See accompanying notes which are an integral part to these financial statements.

FINANCIAL HIGHLIGHTS
Dunham Dynamic Macro Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Class N
	Year Ended October 31,
	2023	2022	2021	2020		2019
Net asset value, beginning of year	$9.73	$11.22	$10.00	$10.08		$9.53
Income (loss) from investment operations:
Net investment income (loss) *	0.22	0.03	(0.14)	(0.00	)(a)	0.12
Net realized and unrealized gain (loss)	0.85	(1.52)	1.44	(0.08)		0.65
Total income (loss) from investment operations	1.07	(1.49)	1.30	(0.08)		0.77
Less distributions:
Distributions from net investment income	—	—	(0.08)	—		(0.17)
Tax return of capital	—	—	—	—		(0.05)
Total distributions	—	—	(0.08)	—		(0.22)
Net asset value, end of year	$10.80	$9.73	$11.22	$10.00		$10.08

Total return + #	11.00%	(13.28)%	13.05%	(0.79)%		8.35%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$35,892	$22,330	$21,043	$23,680		$32,074
Ratios of expenses to average net assets (including interest expense):	1.97%	1.88%	2.06%	1.69%		1.54%
Ratios of net investment income (loss) to average net assets:	2.11%	0.26%	(1.26)%	(0.02)%		1.29%
Portfolio turnover rate	118%	76%	12%	187%		28%

	Class A					Class C
	Year Ended October 31,					Year Ended October 31,
	2023	2022	2021	2020	2019	2023	2022	2021	2020	2019
Net asset value, beginning of year	$9.61	$11.11	$9.90	$10.00	$9.46	$9.00	$10.49	$9.37	$9.55	$9.03
Income (loss) from investment operations:
Net investment income (loss) *	0.19	0.00 (a)	(0.16)	(0.03)	0.10	0.14	(0.07)	(0.23)	(0.10)	0.02
Net realized and unrealized gain (loss)	0.85	(1.50)	1.41	(0.07)	0.64	0.76	(1.42)	1.35	(0.08)	0.63
Total income (loss) from investment operations	1.04	(1.50)	1.25	(0.10)	0.74	0.90	(1.49)	1.12	(0.18)	0.65
Less distributions:
Distributions from net investment income	—	—	(0.04)	—	(0.15)	—	—	—	—	(0.08)
Tax return of capital	—	—	—	—	(0.05)	—	—	—	—	(0.05)
Total distributions	—	—	(0.04)	—	(0.20)	—	—	—	—	(0.13)
Net asset value, end of year	$10.65	$9.61	$11.11	$9.90	$10.00	$9.90	$9.00	$10.49	$9.37	$9.55

Total return + #	10.82%	(13.50)%	12.62%	(1.00)%	8.04%	10.00%	(14.20)%	11.95%	(1.88)%	7.31%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$6,866	$4,166	$4,030	$5,078	$7,713	$946	$912	$1,146	$1,284	$1,927
Ratios of expenses to average net assets (including interest expense):	2.22%	2.13%	2.31%	1.94%	1.79%	2.97%	2.88%	3.06%	2.69%	2.54%
Ratios of net investment income (loss) to average net assets:	1.85%	0.04%	(1.48)%	(0.26)%	1.03%	1.44%	(0.68)%	(2.29)%	(1.04)%	0.20%
Portfolio turnover rate	118%	76%	12%	187%	28%	118%	76%	12%	187%	28%

*	The net investment income (loss) per share data was determined using the average shares outstanding throughout each year.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. Adjustments may apply to some but not all years and classes.

(a)	Represents less than $0.01 per share.

See accompanying notes which are an integral part to these financial statements.

FINANCIAL HIGHLIGHTS
Dunham Long/Short Credit Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Class N
	Year Ended October 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$9.08	$9.70	$9.55	$9.36	$9.19
Income (loss) from investment operations:
Net investment income*	0.37	0.19	0.06	0.13	0.24
Net realized and unrealized gain (loss)	(0.17)	(0.43)	0.32	0.26	0.24
Total income (loss) from investment operations	0.20	(0.24)	0.38	0.39	0.48
Less distributions:
Distributions from net investment income	(0.37)	(0.20)	(0.07)	(0.15)	(0.31)
Distributions from net realized gains	(0.09)	(0.18)	(0.16)	(0.05)	—
Total distributions	(0.46)	(0.38)	(0.23)	(0.20)	(0.31)
Net asset value, end of year	$8.82	$9.08	$9.70	$9.55	$9.36

Total return + #	2.27%	(2.57)%	4.00%	4.23%	5.31%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$163,285	$206,875	$195,874	$110,215	$67,276
Ratios of expenses to average net assets (including interest expense) (2):	0.87%	0.97%	1.82%	1.43%	1.24%
Ratios of net investment income to average net assets:	4.16%	2.02%	0.67%	1.41%	2.60%
Portfolio turnover rate	222%	216%	343%	519%	426%

	Class A					Class C
	Year Ended October 31,					Year Ended October 31,
	2023	2022	2021	2020	2019	2023	2022	2021	2020	2019
Net asset value, beginning of year	$9.06	$9.68	$9.53	$9.33	$9.17	$8.72	$9.34	$9.24	$9.08	$8.94
Income (loss) from investment operations:
Net investment income (loss)*	0.35	0.16	0.04	0.11	0.22	0.27	0.09	(0.03)	0.05	0.15
Net realized and unrealized gain (loss)	(0.18)	(0.43)	0.32	0.26	0.22	(0.18)	(0.41)	0.30	0.24	0.23
Total income (loss) from investment operations	0.17	(0.27)	0.36	0.37	0.44	0.09	(0.32)	0.27	0.29	0.38
Less distributions:
Distributions from net investment income	(0.35)	(0.17)	(0.05)	(0.12)	(0.28)	(0.30)	(0.12)	(0.01)	(0.08)	(0.24)
Distributions from net realized gains	(0.09)	(0.18)	(0.16)	(0.05)	—	(0.09)	(0.18)	(0.16)	(0.05)	—
Total distributions	(0.44)	(0.35)	(0.21)	(0.17)	(0.28)	(0.39)	(0.30)	(0.17)	(0.13)	(0.24)
Net asset value, end of year	$8.79	$9.06	$9.68	$9.53	$9.33	$8.42	$8.72	$9.34	$9.24	$9.08

Total return + #	1.91%	(2.82)%	3.77%	4.09%	4.95%	1.11%	(3.45)%	2.89%	3.24%	4.34%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$22,312	$27,906	$29,040	$17,123	$11,087	$2,891	$3,858	$4,518	$3,852	$4,077
Ratios of expenses to average net assets (including interest expense) (2):	1.11%	1.22%	2.07%	1.68%	1.48%	1.87%	1.98%	2.82%	2.43%	2.22%
Ratios of net investment income (loss) to average net assets:	3.91%	1.75%	0.41%	1.21%	2.36%	3.16%	1.01%	(0.37)%	0.53%	1.63%

Portfolio turnover rate	222%	216%	343%	519%	426%	222%	216%	343%	519%	426%

*	The net investment income (loss) per share data was determined using the average shares outstanding throughout each year.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. Adjustments may apply to some but not all years and classes.

See accompanying notes which are an integral part to these financial statements.

FINANCIAL HIGHLIGHTS
Dunham Monthly Distribution Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Class N
	Year Ended October 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$31.15	$32.18	$32.75	$33.88	$34.84
Income from investment operations:
Net investment income (loss)*	0.22	(0.45)	(0.28)	(0.21)	(0.13)
Net realized and unrealized gain	0.26	0.80	0.79	0.33	1.02
Total income from investment operations	0.48	0.35	0.51	0.12	0.89
Less distributions:
Distributions from net investment income	(0.41)	—	(0.71)	(0.30)	—
Distributions from net realized gains	—	(0.25)	—	—	—
Distributions from capital	(2.02)	(1.13)	(0.37)	(0.95)	(1.85)
Total distributions	(2.43)	(1.38)	(1.08)	(1.25)	(1.85)
Net asset value, end of year	$29.20	$31.15	$32.18	$32.75	$33.88

Total return + #	1.59%	1.11%	1.54%	0.37%	2.61%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$141,405	$175,703	$219,703	$160,250	$183,319
Ratios of expenses to average net assets (including interest expense) (1):
Before waivers	2.02%	2.52%	1.90%	1.81%	2.62%
After waivers	2.02%	2.52%	1.90%	1.81%	2.62%
Dividends/borrowings on short sales	0.38%	0.39%	0.81%	0.69%	1.24%
Ratios of net investment income (loss) to average net assets:
Before fee waivers	0.72%	(1.41)%	(0.84)%	(0.62)%	(0.39)%
After fee waivers	0.72%	(1.41)%	(0.84)%	(0.62)%	(0.39)%
Portfolio turnover rate	192%	221%	339%	605%	496%

	Class A					Class C
	Year Ended October 31,					Year Ended October 31,
	2023	2022	2021	2020	2019	2023	2022	2021	2020	2019
Net asset value, beginning of year	$29.70	$30.83	$31.49	$32.71	$33.77	$21.89	$23.26	$24.19	$25.60	$27.02
Income (loss) from investment operations:
Net investment income (loss)* !	0.13	(0.46)	(0.44)	(0.30)	(0.21)	(0.05)	(0.52)	(0.55)	(0.43)	(0.36)
Net realized and unrealized gain	0.26	0.71	0.86	0.33	1.00	0.18	0.53	0.70	0.27	0.79
Total income (loss) from investment operations	0.39	0.25	0.42	0.03	0.79	0.13	0.01	0.15	(0.16)	0.43
Less distributions:
Distributions from net investment income	(0.41)	—	(0.71)	(0.30)	—	(0.41)	—	(0.71)	(0.30)	—
Distributions from net realized gains	—	(0.25)	—	—	—	—	(0.25)	—	—	—
Distributions from capital	(2.02)	(1.13)	(0.37)	(0.95)	(1.85)	(2.02)	(1.13)	(0.37)	(0.95)	(1.85)
Total distributions	(2.43)	(1.38)	(1.08)	(1.25)	(1.85)	(2.43)	(1.38)	(1.08)	(1.25)	(1.85)
Net asset value, end of year	$27.66	$29.70	$30.83	$31.49	$32.71	$19.59	$21.89	$23.26	$24.19	$25.60

Total return + #	1.32%	0.83%	1.25%	0.10%	2.39%	0.57%	0.05%	0.54%	(0.63)%	1.63%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$23,339	$28,997	$33,155	$33,157	$42,052	$13,030	$16,177	$19,311	$23,171	$33,913
Ratios of expenses to average net assets (including interest expense) (2):
Before waivers	2.27%	2.77%	2.16%	2.06%	2.87%	3.02%	3.52%	2.93%	2.81%	3.62%
After waivers	2.27%	2.77%	2.16%	2.06%	2.87%	3.02%	3.52%	2.93%	2.81%	3.62%
Dividends/borrowings on short sales	0.38%	0.39%	0.81%	0.68%	1.24%	0.38%	0.39%	0.81%	0.68%	1.23%
Ratios of net investment income (loss) to average net assets:
Before fee waivers	0.47%	(1.53)%	(1.39)%	(0.94)%	(0.63)%	(0.29)%	(2.32)%	(2.28)%	(1.74)%	(1.38)%
After fee waivers	0.47%	(1.53)%	(1.39)%	(0.94)%	(0.63)%	(0.29)%	(2.32)%	(2.28)%	(1.74)%	(1.38)%
Portfolio turnover rate	192%	221%	339%	605%	496%	192%	221%	339%	605%	496%

*	The net investment income (loss) per share data was determined using the average shares outstanding throughout each year.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. Adjustments may apply to some but not all years and classes.

!	The amount of net investment income (loss) on investment per share for the year October 31, 2023, does not accord with the amounts in the Statements of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values.

(1)	Ratios of expenses to average net assets (excluding dividends/borrowings on short sales):

Before fee waivers	1.64%	2.13%	1.09%	1.13%	1.38%
After fee waivers	1.64%	2.13%	1.09%	1.13%	1.38%

(2)	Ratios of expenses to average net assets (excluding dividends/borrowings on short sales):

Before fee waivers	1.89%	2.38%	1.35%	1.38%	1.63%	2.64%	3.13%	2.12%	2.12%	2.39%
After fee waivers	1.89%	2.38%	1.35%	1.38%	1.63%	2.64%	3.13%	2.12%	2.12%	2.39%

See accompanying notes which are an integral part to these financial statements.

FINANCIAL HIGHLIGHTS
Dunham Real Estate Stock Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Class N
	Year Ended October 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$12.47	$21.36	$17.34	$18.68	$15.35
Income (loss) from investment operations:
Net investment income (loss) *	0.20	0.14	(0.02)	0.11	0.30
Net realized and unrealized gain (loss) !	(1.58)	(7.74)	5.52	(0.14)	3.32
Total income (loss) from investment operations	(1.38)	(7.60)	5.50	(0.03)	3.62
Less distributions:
Distributions from net investment income	(0.08)	—	—	(0.31)	(0.29)
Distributions from net realized gains	—	(1.29)	(1.48)	(1.00)	—
Total distributions	(0.08)	(1.29)	(1.48)	(1.31)	(0.29)
Net asset value, end of year	$11.01	$12.47	$21.36	$17.34	$18.68

Total return + #	(11.09)%	(37.75)%	32.81%	(0.02)%	24.16%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$53,324	$64,414	$91,553	$53,647	$42,865
Ratios of expenses to average net assets (including interest expense) (2):	1.07%	1.01%	1.37%	1.66%	1.15%
Ratios of net investment income (loss) to average net assets:	1.64%	0.85%	(0.08)%	0.63%	1.81%
Portfolio turnover rate	73%	58%	59%	125%	63%

	Class A					Class C
	Year Ended October 31,					Year Ended October 31,
	2023	2022	2021	2020	2019	2023	2022	2021	2020	2019
Net asset value, beginning of year	$12.52	$21.48	$17.47	$18.81	$15.46	$11.37	$19.78	$16.30	$17.69	$14.54
Income (loss) from investment operations:
Net investment income (loss) *	0.17	0.10	(0.07)	0.06	0.26	0.05	(0.03)	(0.20)	(0.06)	0.13
Net realized and unrealized gain (loss) !	(1.58)	(7.77)	5.56	(0.13)	3.35	(1.41)	(7.09)	5.16	(0.14)	3.17
Total income (loss) from investment operations	(1.41)	(7.67)	5.49	(0.07)	3.61	(1.36)	(7.12)	4.96	(0.20)	3.30
Less distributions:
Distributions from net investment income	(0.05)	—	—	(0.27)	(0.26)	—	—	—	(0.19)	(0.15)
Distributions from net realized gains	—	(1.29)	(1.48)	(1.00)	—	—	(1.29)	(1.48)	(1.00)	—
Total distributions	(0.05)	(1.29)	(1.48)	(1.27)	(0.26)	—	(1.29)	(1.48)	(1.19)	(0.15)
Net asset value, end of year	$11.06	$12.52	$21.48	$17.47	$18.81	$10.01	$11.37	$19.78	$16.30	$17.69

Total return + #	(11.31)%	(37.87)%	32.48%	(0.28)%	23.81%	(11.96)%	(38.38)%	31.50%	(1.08)%	22.97%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$8,654	$9,449	$15,112	$11,196	$9,161	$1,849	$2,544	$4,736	$2,998	$2,812
Ratios of expenses to average net assets (including interest expense) (2):	1.32%	1.27%	1.62%	1.91%	1.40%	2.07%	2.02%	2.37%	2.66%	2.15%
Ratios of net investment income (loss) to average net assets:	1.38%	0.60%	(0.33)%	0.36%	1.56%	0.63%	(0.19)%	(1.07)%	(0.36)%	0.79%
Portfolio turnover rate	73%	58%	59%	125%	63%	73%	58%	59%	125%	63%

*	The net investment income (loss) per share data was determined using the average shares outstanding throughout each year.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. Adjustments may apply to some but not all years and classes.

!	The amount of net realized and unrealized gain (loss) on investment per share for the year ended October 31, 2020 does not accord with the amounts in the Statements of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values.

See accompanying notes which are an integral part to these financial statements.

FINANCIAL HIGHLIGHTS
Dunham US Enhanced Market Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout the period.

	Class N	Class A	Class C

	Period Ended	Period Ended	Period Ended
	10/31/2023 *	10/31/2023 *	10/31/2023 *
Net asset value, beginning of period	$14.00	$14.00	$14.00
Loss from investment operations:
Net investment income**	0.13	0.11	0.06
Net realized and unrealized loss	(0.25)	(0.25)	(0.25)
Total loss from investment operations	(0.12)	(0.14)	(0.19)
Net asset value, end of period	$13.88	$13.86	$13.81

Total return +#	(0.86)%	(1.00)%	(1.36)%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$68,742	$10,295	$304
Ratios of expenses to average net assets: ^	1.41%	1.66%	2.41%
Ratios of net investment income to average net assets: ^	1.82%	1.54%	0.84%
Portfolio turnover rate (1)	0%	0%	0%

*	The Fund commenced operations on May 1, 2023

**	The net investment income per share data was determined using the average shares outstanding throughout the period.

+	Assumes reinvestment of all dividends and distributions, if any. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

(1)	Not annualized for periods less than one year.

^	Annualized for periods less than one year.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. Adjustments may apply to some but not all years and classes.

See accompanying notes which are an integral part to these financial statements.

NOTES TO FINANCIAL STATEMENTS
October 31, 2023

1.	ORGANIZATION

Each Dunham Fund (each, a “Fund” and collectively the “Funds”) is a series of shares of beneficial interest in the Dunham Funds (the “Trust”), a Delaware Business Trust organized on November 28, 2007 and registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company. The Dunham Funds currently consist of fifteen funds: Dunham Corporate/Government Bond Fund; Dunham Floating Rate Bond Fund; Dunham High-Yield Bond Fund; Dunham International Opportunity Bond Fund; Dunham Large Cap Value Fund; Dunham Small Cap Value Fund; Dunham Focused Large Cap Growth Fund; Dunham Small Cap Growth Fund; Dunham Emerging Markets Stock Fund; Dunham International Stock Fund; Dunham Dynamic Macro Fund; Dunham Long/Short Credit Fund; Dunham Monthly Distribution Fund; Dunham Real Estate Stock Fund; and Dunham US Enhanced Market Fund. With the exception of Dunham Focused Large Cap Growth Fund, Dunham Real Estate Stock Fund, and Dunham US Enhanced Market Fund, the remaining Funds are diversified funds within the meaning of the 1940 Act.

Fund	Primary Objective
Dunham Corporate/Government Bond Fund (“Corporate/Government Bond”)	Current income and capital appreciation
Dunham Floating Rate Bond Fund (“Floating Rate Bond”)	High level of current income
Dunham High-Yield Bond Fund (“High-Yield Bond”)	High level of current income
Dunham International Opportunity Bond Fund (“International Opportunity Bond”)	High level of current income
Dunham Large Cap Value Fund (“Large Cap Value”)	Maximize total return from capital appreciation and dividends
Dunham Small Cap Value Fund (“Small Cap Value”)	Maximize total return from capital appreciation and income
Dunham Focused Large Cap Growth Fund (“Focused Large Cap Growth”)	Maximize capital appreciation
Dunham Small Cap Growth Fund (“Small Cap Growth”)	Maximize capital appreciation
Dunham Emerging Markets Stock Fund (“Emerging Markets Stock”)	Maximize capital appreciation
Dunham International Stock Fund (“International Stock”)	Maximize total return from capital appreciation and dividends
Dunham Dynamic Macro Fund (“Dynamic Macro”)	Maximize total return from capital appreciation and dividends
Dunham Long/Short Credit Fund (“Long/Short Credit”)	Maximize total return under varying market conditions through both current income and capital appreciation
Dunham Monthly Distribution Fund (“Monthly Distribution”)	Positive returns in rising and falling market environments
Dunham Real Estate Stock Fund (“Real Estate Stock”)	Maximize total return from capital appreciation and dividends
Dunham US Enhanced Market Fund (“US Enhanced Market”)	Maximize long-term capital appreciation

Currently, each Fund offers Class A, Class C and Class N shares. Each class represents an interest in the same assets of the applicable Fund with the only differences being that Class A shares are subject to a front-end sales charge and an annual distribution fee, Class C shares are subject to an annual service and distribution fee and Class N shares have a higher minimum investment amount. Investors that purchase $1,000,000 or more of Class A shares will not pay any initial sales charge on the purchase. However, purchases of $1,000,000 or more of Class A shares may be subject to a contingent deferred sales charge (“CDSC”) on shares redeemed during the first 18 months after their purchase in the amount of the commissions paid on the shares redeemed. The Class C and Class N shares, with the exception of Floating Rate Bond, High-Yield Bond, International Opportunity Bond, Focused Large Cap Growth, Dynamic Macro, Monthly Distribution, and US Enhanced Market commenced operations on December 10, 2004 and were formed as a result of tax-free conversions from common trusts. The conversions were accomplished through the exchange of the common trust securities, cash, and other assets for equivalent value of the Funds’ shares. High-Yield Bond Class C and Class N shares commenced operations on July 1, 2005. The Class A shares for all Funds except Floating Rate Bond, International Opportunity Bond, Focused Large Cap Growth, Dynamic Macro, Monthly Distribution, and US Enhanced Market commenced operations on January 3, 2007. Monthly Distribution’s Predecessor Fund’s Class A shares and Class C shares commenced operations on December 26, 2000. Monthly Distribution’s Class N shares commenced operations on September 29, 2008. Dynamic Macro commenced operations on April 30, 2010. Focused Large Cap Growth commenced operations on December 8, 2011. Floating Rate Bond and International Opportunity Bond commenced operations on November 1, 2013. US Enhanced Market commenced operations on May 1, 2023.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies.”

NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2023

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements.

a. Security Valuation – In determining each Fund’s Net Asset Value (“NAV”) per share, equity securities for which market quotations are readily available are valued at current market value using the last reported sales price. NASDAQ traded securities are valued using the NASDAQ official closing price (“NOCP”). If no sale price is reported, the mean between the current bid and ask price is used. If market quotations are not readily available, then securities will be valued using the “fair value” procedures approved by the Board of Trustees (the“Board”). The Board has delegated execution of these procedures to the Adviser as its valuation designee (the “Valuation Designee”) based on the Trust’s Portfolio Securities Valuation Procedures (the “Procedures”). U.S. Government and Agency securities are valued at the mean between the most recent bid and ask prices. Short-term debt instruments with a remaining maturity of more than 60 days, Debt securities including Bank Loans (other than short-term obligations) are valued each day by an independent pricing service elected by Dunham & Associates Investment Counsel, Inc. (“Dunham & Associates” or the “Adviser”) and approved by the Board using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. Where such prices are not available, valuations will be obtained from brokers who are market makers for such securities. However, in circumstances where the Adviser deems it appropriate to do so, the mean of the bid and ask prices for over-the-counter securities or the last available sale price for exchange-traded debt securities may be used. Where no last sale price for exchange traded debt securities is available, the mean of the bid and ask prices may be used. Short-term debt securities with a remaining maturity of 60 days or less may be valued at amortized cost, provided such valuations represent fair value.

The Funds may invest in portfolios of open-end, closed-end investment companies and Exchange Traded Funds (“ETFs”) (the “underlying funds”). Underlying open-end investment companies are valued at their respective net asset values as reported by such investment companies. The underlying funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the boards of the underlying funds. The shares of many closed-end investment companies and ETFs, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company or ETF purchased by a Fund will not change.

Options are valued at the last reported sale price at the close of the exchange on which the security is primarily traded. If no sales are reported for the exchange-traded options, or the options are not exchange-traded, then they are valued at the mean of their most recent quoted bid and ask price.

Futures and future options are valued daily at the final settled price or, in the absence of a settled price, at the mean between the current bid and ask prices on the day of valuation.

Swap transactions are valued through an independent pricing service. Total return swaps on securities listed on an exchange shall be valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices.

Trading in securities on Far East securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the New York Stock Exchange (“NYSE”) is open). In addition, Far East securities trading generally, or in a particular country or countries, may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days, which are not business days in New York, and on which a Fund’s NAV is not calculated. Each Fund calculates the NAV per share, and therefore effects sales, redemptions and repurchases of its shares, as of the close of regular trading on the NYSE once on each day on which the NYSE is open. Such calculation may not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. If events that may materially affect the value of such securities occur between the time when their price is determined and the time when the Fund’s NAV is calculated, such securities may be valued at fair value as determined in good faith in accordance with procedures approved by the Board. Foreign currency and forward currency exchange contracts are valued daily at the London Stock Exchange close each day.

Securities in which the Funds invest may be traded in markets that close before 4:00 p.m. Eastern Time (“ET”). Normally, developments that occur between the close of the foreign markets and 4:00 p.m. ET will not be reflected in a Fund’s NAV. However, management may determine that such developments are so significant that they will materially affect the value of a Fund’s securities, and the Fund may adjust the previous closing prices to reflect what the Board believes to be the fair value of these securities as of 4:00 p.m. ET. Both Emerging Markets Stock and International Stock utilize fair value prices as provided by an independent pricing vendor on a daily basis for those securities traded on a foreign exchange.

Securities for which current market quotations are not readily available, or for which quotations are not deemed to be representative of market values, will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to the Adviser as its Valuation Designee based on the Trust’s Procedures. The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.

The Funds utilize various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that

NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2023

prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of October 31, 2023 for the Funds’ assets and liabilities measured at fair value:

Corporate/Government Bond

Assets	Level 1	Level 2	Level 3	Total
Asset Backed Securities *	$—	$41,750,000	$—	$41,750,000
Corporate Bonds *	—	43,002,373	—	43,002,373
Municipal Bonds *	—	2,808,388	—	2,808,388
Non U.S. Government & Agencies	—	1,621,929	—	1,621,929
Term Loans *	—	8,110,557	—	8,110,557
U.S. Government & Agencies	—	29,731,176	—	29,731,176
Short-Term Investment	1,649,898	—	—	1,649,898
Total	$1,649,898	$127,024,423	$—	$128,674,321
Collateral for Securities Loaned (a)				6,208,648
Total Assets				$134,882,969

Floating Rate Bond

Assets	Level 1	Level 2	Level 3	Total
Common Stock *	$—	$329,375	$—	$329,375
Asset Backed Securities	—	11,801,400	—	11,801,400
Corporate Bonds *	—	10,297,411	—	10,297,411
Term Loans *	—	91,030,518	0	91,030,518
Rights	—	13,621	—	13,621
Warrants	—	42,852	—	42,852
Short-Term Investment	1,517,399	—	—	1,517,399
Total	$1,517,399	$113,515,177	$0	$115,032,576
Collateral for Securities Loaned (a)				2,684,195
Total Assets				$117,716,771

NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2023

High-Yield Bond

Assets	Level 1	Level 2	Level 3	Total
Common Stock *	$—	$—	$3,189,000	$3,189,000
Corporate Bonds *	—	110,677,133	—	110,677,133
Short-Term Investment	1,256,874	—	—	1,256,874
Total	$1,256,874	$110,677,133	$3,189,000	$115,123,007
Collateral for Securities Loaned (a)				32,736,871
Total Assets				$147,859,878

International Opportunity Bond

Assets	Level 1	Level 2	Level 3	Total
Asset Backed Securities *	$—	$51,850	$—	$51,850
Corporate Bonds *	—	36,734,659	—	36,734,659
Non U.S. Government & Agencies *	—	13,734,580	—	13,734,580
Short-Term Investment	1,930,970	—	—	1,930,970
Total	$1,930,970	$50,521,089	$—	$52,452,059
Collateral for Securities Loaned (a)				1,150,293
Total Assets				$53,602,352
Assets - Derivatives
Futures Contracts	$298,883	$—	$—	$298,883
Forward Foreign Currency Exchange
Contracts	—	56,171	—	56,171
Swap Contracts	—	26,525	—	26,525
Total Asset Derivatives	$298,883	$82,696	$—	$381,579
Liabilities - Derivatives
Futures Contracts	$457,541	$—	$—	$457,541
Forward Foreign Currency Exchange
Contracts	—	106,104	—	106,104
Total Liability Derivatives	$457,541	$106,104	$—	$563,645

Large Cap Value

Assets	Level 1	Level 2	Level 3	Total
Common Stocks *	$133,800,785	$—	$—	$133,800,785
Short-Term Investments	2,862,807	—	—	2,862,807
Total	$136,663,592	$—	$—	$136,663,592
Collateral for Securities Loaned (a)				12,014,247
Total Assets				$148,677,839

Small Cap Value

Assets	Level 1	Level 2	Level 3	Total
Common Stocks *	$59,784,046	$—	$—	$59,784,046
Short-Term Investments	228,502	—	—	228,502
Total	$60,012,548	$—	$—	$60,012,548
Collateral for Securities Loaned (a)				17,799,478
Total Assets				$77,812,026

Focused Large Cap Growth

Assets	Level 1	Level 2	Level 3	Total
Common Stocks *	$149,610,216	$—	$—	$149,610,216
Short-Term Investment	282,520	—	—	282,520
Total	$149,892,736	$—	$—	$149,892,736
Collateral for Securities Loaned (a)				18,221,409
Total Assets				$168,114,145

NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2023

Small Cap Growth

Assets	Level 1	Level 2	Level 3	Total
Common Stocks *	$55,393,474	$—	$—	$55,393,474
Short-Term Investment	1,612,561	—	—	1,612,561
Total	$57,006,035	$—	$—	$57,006,035
Collateral for Securities Loaned (a)				14,761,643
Total Assets				$71,767,678

Emerging Markets

Assets	Level 1	Level 2	Level 3	Total
Closed End Fund
Equity	$—	$860,594	$—	$860,594
Total Closed End Fund	—	860,594	—	860,594
Common Stocks
Apparel & Textile Products	$—	$1,116,815	$—	$1,116,815
Asset Management	—	835,431	—	835,431
Automotive	—	3,222,297	—	3,222,297
Banking	2,738,743	10,715,766	—	13,454,509
Beverages	99,096	3,979,629	—	4,078,725
Chemicals	366,727	726,791	—	1,093,518
Consumer Services	—	370,523	—	370,523
E-Commerce Discretionary	—	3,236,165	—	3,236,165
Electric Utilities	—	762,975	—	762,975
Electrical Equipment	—	749,016	—	749,016
Engineering & Construction	764,977	2,316,281	—	3,081,258
Entertainment Content	—	2,677,120	—	2,677,120
Food	647,089	—	—	647,089
Health Care Facilities & Services	2,316,665	872,781	—	3,189,446
Institutional Financial Services	—	1,605,704	—	1,605,704
Insurance	—	2,794,921	—	2,794,921
Internet Media & Services	3,419,488	5,292,252	—	8,711,740
Leisure Facilities & Services	462,528	4,123,156	—	4,585,684
Machinery	—	540,405	—	540,405
Medical Equipment & Devices	—	821,007	—	821,007
Oil & Gas Producers	1,699,500	2,627,468	0	4,326,968
Real Estate Owners & Developers	365,961	587,309	—	953,270
Retail - Consumer Staples	1,692,363	—	0	1,692,363
Retail - Discretionary	—	526,373	—	526,373
Semiconductors	457,443	13,443,310	—	13,900,753
Technology Hardware	—	11,051,378	—	11,051,378
Technology Services	—	1,493,358	—	1,493,358
Telecommunications	—	3,011,836	—	3,011,836
Transportation & Logistics	—	1,983,566	—	1,983,566
Wholesale - Consumer Staples	—	244,095	—	244,095
Total Common Stocks	15,030,580	81,727,728	—	96,758,308
Preferred Stocks
Technology Hardware	—	1,619,808	—	1,619,808
Total Preferred Stock	—	1,619,808	—	1,619,808
Short-Term Investments	606,201	—	—	606,201
Total	$15,636,781	$84,208,130	$—	$99,844,911
Collateral for Securities Loaned (a)				373,175
Total Assets				$100,218,086

NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2023

International Stock

Assets	Level 1	Level 2	Level 3	Total
Common Stocks
Automotive	$1,284,530	$9,244,237	$—	$10,528,767
Banking	6,657,309	9,683,141	0	16,340,450
Biotech & Pharma	2,079,025	4,147,539	—	6,226,564
Chemicals	9,799	1,624,456	0	1,634,255
Commercial Support Services	—	198,065	—	198,065
Construction Material	—	37,422	—	37,422
Diversifier Industrials	—	973,439	—	973,439
E-Commerce Discretionary	340,395	—	—	340,395
Electric Utilities	151,709	900,454	—	1,052,163
Electrical Equipment	—	344,404	—	344,404
Engineering & Construction	—	1,438,897	—	1,438,897
Entertainment Content	—	421,289	—	421,289
Food	—	442,550	—	442,550
Gas & Water Utilities	—	47,160	—	47,160
Home & Office Products	5	47,821	—	47,826
Industrial Support Services	—	259,481	—	259,481
Institutional Financial Services	—	1,840,187	—	1,840,187
Insurance	—	9,233,810	—	9,233,810
Machinery	—	531,948	—	531,948
Medical Equipment & Devices	—	326,634	—	326,634
Metal & Mining	1,104,846	1,959,338	0	3,064,184
Oil & Gas Producers	6,598,681	12,826,022	0	19,424,703
Oil & Gas Service & Equipment	—	804,027	—	804,027
Publishing & Broadcasting	90,372	—	—	90,372
Retail - Consumer Staples	18,694	1,065,369	—	1,084,063
Retail - Discretionary	—	51,613	—	51,613
Semiconductors	785,639	7,593,413	—	8,379,052
Software	468,167	919,931	—	1,388,098
Specialty Finance	—	1,377,210	—	1,377,210
Steel	177,119	1,927,155	—	2,104,274
Technology Hardware	—	7,167,428	—	7,167,428
Technology Services	224,176	2,659,486	—	2,883,662
Telecommunications	—	5,229,212	—	5,229,212
Transportation & Logistics	8	4,892,340	—	4,892,348
Wholesale - Consumer Staples	—	1,215,281	—	1,215,281
Wholesale Discretionary	—	1,155,227	—	1,155,227
Total Common Stocks	19,990,474	92,585,986	—	112,576,460
Exchange Traded Funds	1,257,126	—	—	1,257,126
Preferred Stocks
Automotive	—	1,593,710	—	1,593,710
Institutional Financial Services	—	286,022	—	286,022
Insurance	—	438,673	—	438,673
Oil & Gas Producers	2,141,301	—	—	2,141,301
Technology Hardware	—	782,944	—	782,944
Total Preferred Stocks	2,141,301	3,101,349	—	5,242,650
Short-Term Investments	544,348	—	—	544,348
Total	$23,933,249	$95,687,335	$—	$119,620,584
Collateral for Securities Loaned (a)				6,025,048
Total Assets				$125,645,632

NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2023

Dynamic Macro

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds *	$16,393,075	$—	$—	$16,393,075
Corporate Bonds *	—	2,465,119	—	2,465,119
Non U.S. Government & Agencies	—	1,913,671	—	1,913,671
U.S. Government & Agencies	—	11,500,171	—	11,500,171
Short-Term Investments	5,278,923	5,400,015	—	10,678,938
Total Assets	$21,671,998	$21,278,976	$—	$42,950,974
Assets - Derivatives
Futures Contracts	$88,118	$—	$—	$88,118
Foreign Currency Exchange Contracts	—	145,815	—	145,815
Total Asset Derivatives	$88,118	$145,815	$—	$233,933
Liabilities - Derivatives
Futures Contracts	$(504,812)	$—	$—	$(504,812)
Foreign Currency Exchange Contracts	—	(202)	—	(202)
Total Liability Derivatives	$(504,812)	$(202)	$—	$(505,014)

Long/Short Credit

Assets	Level 1	Level 2	Level 3	Total
Common Stocks *	$—	$—	$5,700	$5,700
Corporate Bonds *	—	100,667,778	—	100,667,778
Term Loans *	—	1,901,382	—	1,901,382
U.S. Government & Agencies	—	71,826,484	—	71,826,484
Short-Term Investment	10,422,675	—	—	10,422,675
Total	$10,422,675	$174,395,644	$5,700	$184,824,019
Collateral for Securities Loaned (a)				5,286,771
Total Assets				$190,110,790
Assets - Derivatives
Futures Contracts	$2,341,560	$—	$—	$2,341,560
Credit Default Swap Contracts	—	28,293	—	28,293
Total Return Swap Contracts	—	241,065	—	241,065
Total Asset Derivatives	$2,341,560	$269,358	$—	$2,610,918
Liabilities - Derivatives
Credit Default Swap Contracts	$—	$511,297	$—	$511,297
Total Liability Derivatives	$—	$511,297	$—	$511,297

NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2023

Monthly Distribution

Assets	Level 1	Level 2	Level 3	Total
Closed-End Fund	$—	$—	$5,678,199	$5,678,199
Common Stocks *	149,825,694	—	142,532	149,968,226
Rights	—	—	1,125,615	1,125,615
U.S. Government & Agencies	—	445,921	—	445,921
Short-Term Investment	1,462,347	—	—	1,462,347
Total	$151,288,041	$445,921	$6,946,346	$158,680,308
Collateral for Securities Loaned (a)				7,353,723
Total Assets				$166,034,031
Liabilities
Securities Sold Short	$59,443,789	$—	$—	$59,443,789
Total Liabilities	$59,443,789	$—	$—	$59,443,789
Assets - Derivatives
Forward Foreign Currency Exchange Contracts	$—	$461,576	$—	$461,576
Total Asset Derivatives	$—	$461,576	$—	$461,576
Liabilities - Derivatives
Forward Foreign Currency Exchange Contracts	$—	$24,789	$—	$24,789
Written Options	457,136	—	—	457,136
Total Liability Derivatives	$457,136	$24,789	$—	$481,925

Real Estate Stock

Assets	Level 1	Level 2	Level 3	Total
Common Stocks *	$22,052,051	$—	$—	$22,052,051
REITs *	40,857,572	—	—	40,857,572
Short-Term Investment	1,019,270	—	—	1,019,270
Total	$63,928,893	$—	$—	$63,928,893
Collateral for Securities Loaned (a)				22,383,200
Total Assets				$86,312,093

US Enhanced Market

Assets	Level 1	Level 2	Level 3	Total
U.S. Government & Agencies	$—	$16,871,484	$—	$16,871,484
Short-Term Investments	2,560,263	39,278,093	—	41,838,356
Purchased Options	—	20,351,267	—	20,351,267
Total Assets	$2,560,263	$76,500,844	$—	$79,061,107
Liabilities - Derivatives
Futures Contracts	$(1,610,282)	$—	$—	$(1,610,282)
Total Liability Derivatives	$(1,610,282)	$—	$—	$(1,610,282)

*	See each Fund’s Schedule of Investments for breakdown by industry.

(a)	In accordance with Subtopic 820-10, certain investments that are measured at fair value using the net asset value per share (or its equivalent) have not been classified in the fair value hierarchy. The fair value amount presented in this table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities.

NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2023

The following is a reconciliation for the Funds for which Level 3 inputs were used in determining value:

	Beginning		Change in					Net	Ending
	balance	Total	unrealized				Net	transfers	balance
	October 31,	realized	appreciation/		Net		transfers	(out) of	October 31,
	2022	gain/(loss)	(depreciation)	Conversion	Purchases	Net Sales	into Level 3	Level 3	2023
Floating Rate Bond
Term Loans	$—	$—	$—	$—	$—	$—	$—	$—	$—
High-Yield Bond
Common Stock	2,317,450	(11,796)	883,346	—	—	—	—	—	3,189,000
Emerging Markets
Magnit PJSC	—	—	—	—	—	—	—	—	—
Gazprom PJSC	—	—	—	—	—	—	—	—	—
International Stock
Sberbank of Russia PJSC	—	—	—	—	—	—	—	—	—
PhosAgro PJSC	—	—	—	—	—	—	—	—	—
Tatneft PJSC	—	—	—	—	—	—	—	—	—
Gazprom PJSC	—	—	—	—	—	—	—	—	—
LUKOIL PJSC	—	—	—	—	—	—	—	—	—
Rosneft Oil Company PJSC	—	—	—	—	—	—	—	—	—
VTB Bank PJSC	—	—	—	—	—	—	—	—	—
MMC Norilsk Nickel PJSC	—	—	—	—	—	—	—	—	—
Gazprom PJSC - ADR	—	—	—	—	—	—	—	—	—
Long/Short Credit
Common Stock	5,700	—	—	—	—	—	—	—	5,700
Preferred Stock	1,950,000	(60,000)	—	—	—	(1,890,000)	—	—	—
Monthly Distribution
Closed End Fund	9,257,933	(4,048,802)*	469,068	—	—	—	—	—	5,678,199
Common Stock	72,063	—	—	—	—	—	70,469	—	142,532
Rights	38,300	74,045	282,013	—	843,602	(112,345)	—	—	1,125,615

*	Amount denotes distribution received as return of capital.

Quantitative disclosures of unobservable inputs and assumptions used by High-Yield Bond, Long/Short Credit, Monthly Distribution, Emerging Markets Stock and International Stock are below:

NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2023

Investments in Securities:					Impact to valuation
				Input	from an increase
	Fair Value	Valuation Techniques	Unobservable Input	Range	in input
Floating Rate Bond
Term Loans

Texas Competitive Electric Holdings Company	$—	Market Approach	Discount for lack of marketability (DLOM )	100%	NA
Paragon Offshore Finance Company	—	Market Approach	Discount for lack of marketability (DLOM )	100%	NA
Total Fair Value Securities	$—

High-Yield Bond
Common Stock

Hi-Crush	$3,189,000	Market comparable	Enterprise value/EBITDA	3.2x	Increase
		companies	Market Discount	30%	Decrease
Total Fair Value Securities	$3,189,000
Emerging Markets
Common Stock
Magnit PJSC	$—	Market Approach	Discount for lack of marketability (DLOM )	100%	NA
Gazprom PJSC	—	Market Approach	Discount for lack of marketability (DLOM )	100%	NA
Total Fair Value Securities	$—

International Stock
Common Stock
Sberbank of Russia PJSC	$—	Market Approach	Discount for lack of marketability (DLOM )	100%	NA
PhosAgro PJSC	—	Market Approach	Discount for lack of marketability (DLOM )	100%	NA
Tatneft PJSC	—	Market Approach	Discount for lack of marketability (DLOM )	100%	NA
Gazprom PJSC	—	Market Approach	Discount for lack of marketability (DLOM )	100%	NA
LUKOIL PJSC	—	Market Approach	Discount for lack of marketability (DLOM )	100%	NA
Rosneft Oil Company PJSC	—	Market Approach	Discount for lack of marketability (DLOM )	100%	NA
VTB Bank PJSC	—	Market Approach	Discount for lack of marketability (DLOM )	100%	NA
MMC Norilsk Nickel PJSC	—	Market Approach	Discount for lack of marketability (DLOM )	100%	NA
Gazprom PJSC	—	Market Approach	Discount for lack of marketability (DLOM )	100%	NA
Total Fair Value Securities	$—

Long/Short Credit
Common Stock
NII Holdings, Inc.	$5,700	Broker Quote	Indicative Value	$0.57	Increase
Total Fair Value Securities	$5,700

Monthly Distribution
Closed End Fund
Altaba, Inc.	$5,678,199	Broker Quote	Indicative Value	$2.30	Increase
Common Stock
NII Holdings, Inc.	72,063	Broker Quote	Indicative Value	$0.35	Increase
Pershing Tontine Holdings, Ltd	70,469	Broker Quote	Indicative Value	$0.15	Increase
Rights
ABIOMED, Inc. - CVR	61,173	Broker Quote	Indicative Value	$1.75	Increase
Resolute Forest Products, Inc. - CVR	1,064,442	Broker Quote	Indicative Value	$2.00	Increase
Total Fair Value Securities	$6,946,346

b. Foreign Currency Translations – The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency, and income receipts and expense payments, are translated into U.S. dollars using the prevailing exchange rates at the London market close. Purchases and sales of securities are translated into U.S. dollars at the contractual currency rates established at the approximate time of the trade.

Net realized gains and losses on foreign currency transactions represent net gains and losses from currency realized between the trade and settlement dates on securities transactions and the difference between income accrued versus income received and are included with the net realized and unrealized gain or loss on investment securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

c. Forward Foreign Currency Exchange Contracts – As foreign securities are purchased, a Fund generally enters into forward foreign currency exchange contracts in order to hedge against foreign currency exchange rate risks. The market value of the contract fluctuates with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded

NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2023

by a Fund as an unrealized gain or loss. As foreign securities are sold, a portion of the contract is generally closed and the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. A Fund may also enter into forward foreign currency exchange contracts as an investment strategy consistent with that Fund’s investment objective. Realized gains and losses from contract transactions are included as a component of net realized gains (losses) from investments and forward foreign currency exchange contracts in the Statements of Operations.

d. Options – Dynamic Macro, Monthly Distribution, and US Enhanced Market are subject to stock market risk in the normal course of pursuing their investment objectives and may purchase or sell options to help hedge against this risk.

A Fund may write call options only if it (i) owns an offsetting position in the underlying security or (ii) has an absolute or immediate right to acquire that security without additional cash consideration or exchange of other securities held in its portfolio. When a Fund writes an option, there is no taxable event and an amount equal to the premium received is recorded by that Fund as a liability. The liability is thereafter valued to reflect the current value of the option. If the option is not exercised and expires, or if a Fund effects a closing purchase transaction, the Fund realizes a gain (or loss in the case of a closing purchase transaction where the cost to close the transaction exceeds the original premium received), and the liability related to the option is extinguished. Any such gain or loss generally is a short-term capital gain or loss for federal income tax purposes. If a call option that a Fund has written on any equity security is exercised, that Fund will realize a capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received. If a put option that a Fund has written on an equity security is exercised, the amount of the premium originally received reduces the cost of the security that a Fund purchases upon exercise of the option. When a Fund writes a put option, that Fund must deposit cash or liquid securities into a segregated account equal to the put option’s exercise value (number of shares times strike price).

A Fund may purchase put and call options. Put options are purchased to hedge against a decline in the value of securities held in that Fund’s portfolio. If such a decline occurs, the put options will permit that Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by that Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to that Fund. In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to that Fund, the benefits realized by that Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs. Written and purchased options are non-income producing securities.

e. Cash – The Funds consider their investments in an FDIC insured interest bearing savings account to be cash. The Funds may maintain cash balances, which, at times, may exceed federally insured limits. The Funds maintain these balances with a high quality financial institution.

f. Swap Agreements – International Opportunity Bond, Long/Short Credit and Monthly Distribution may enter into interest rate, index, total return, credit default and currency exchange rate swap agreements in attempts to obtain a particular desired return at a lower cost to the Fund than if the Fund has invested directly in an instrument that yielded that desired return. These are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular pre-determined investments or instruments. The gross returns to be exchanged or “swapped” between parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index or market segment. Changes in the value of swap agreements are recognized as unrealized gains or losses in the Statements of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statements of Assets and Liabilities and may be referred to as upfront payments. The Funds amortize upfront payments and/or accrue for the fixed payment stream on swap agreements on a daily basis with the net amount recorded as a component of unrealized gain or loss on the Statements of Operations. A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss on the Statements of Operations. The Funds segregate liquid securities having a value at least equal to the amount of its current obligation under any swap transaction.

g. Swaps Risk. The Fund may use swaps to enhance returns and manage risk. The Fund’s use of swaps involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities. Derivative contracts ordinarily have leverage inherent in their terms. The low margin deposits normally required in trading derivatives, including futures contracts, permit a high degree of leverage. Accordingly, a relatively small price movement may result in an immediate and substantial loss to the Fund. The use of leverage may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet collateral segregation requirements. The use of leveraged derivatives can magnify the Fund’s potential for loss and, therefore, amplify the effects of market volatility on the Fund’s share price.

NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2023

h. Futures Contracts – International Opportunity Bond, Dynamic Macro, Long/Short Credit, and US Enhanced Market are subject to equity risk, interest rate risk and forward currency exchange rate risk in the normal course of pursuing their investment objectives. The Funds may purchase or sell futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates, and foreign exchange rates. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Fund’s agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by “marking to market” on a daily basis to reflect the market value of the contracts at the end of each day’s trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Funds recognize a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. If the Funds were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Funds would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. The Funds segregate cash having a value at least equal to the amount of the current obligation under any open futures contract. Risks may exceed amounts recognized in the Statements of Assets and Liabilities. With futures, there is minimal counterparty credit risk to the Funds since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

i. Short Sales – The Funds may sell a security that it does not own in anticipation of a decline in the fair value of that security. When the Company sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Company sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale. The Company is also subject to the risk that it may be unable to reacquire a security to terminate a short position except at a price substantially in excess of the last quoted price. The Company’s borrowing agreements with broker-dealers are not subject to master netting or similar agreements or collateral agreements.

j. Impact of Derivatives on the Statements of Assets and Liabilities and Statements of Operations – The following is a summary of the location of derivative investments of each Fund in the Statement of Assets and Liabilities as of October 31, 2023:

Location on the Statements of Assets and Liabilities
Derivatives Investment Type	Asset Derivatives	Liability Derivatives
Equity/Currency/Commodity	Investments in securities	Option contracts written
Interest Rate/Credit Risk Contracts	Unrealized appreciation on futures	Unrealized depreciation on futures
	Unrealized appreciation on swap contracts	Unrealized depreciation on swap contracts
	Unrealized appreciation on forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts

The following table sets forth the fair value of each Fund’s derivative contracts by primary risk exposure as of October 31, 2023:

Asset Derivatives Investment Value
					Total at
	Equity	Currency	Interest Rate	Credit Risk	October 31,
	Contracts	Contracts	Contracts	Contracts	2023
International Opportunity Bond
Forward Foreign Currency Exchange Contracts	$—	$56,171	$—	$—	$56,171
Futures Contracts	—	—	298,883	—	298,883
Credit Default Swap Contracts	—	—	—	26,525	26,525
Dynamic Macro
Futures Contracts	$23,450	$—	$64,668	$—	$88,118
Forward Foreign Currency Exchange Contracts	—	145,815	—	—	145,815
Long/Short Credit
Futures Contracts	$—	$—	$2,341,560	$—	$2,341,560
Credit Default Swap Contracts	—	—	—	28,293	28,293
Total Return Swap Contracts	241,065	—	—	—	241,065
Monthly Distribution
Forward Foreign Currency Exchange Contracts	$—	$461,576	$—	$—	$461,576
US Enhanced Market
Flex Options	$20,351,267	$—	$—	$—	$20,351,267

NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2023

Liability Derivatives Investment Value
	Equity	Currency	Interest Rate	Credit Risk	Total at
	Contracts	Contracts	Contracts	Contracts	October 31, 2023
International Opportunity Bond
Forward Foreign Currency Exchange Contracts	$—	$106,104	$—	$—	$106,104
Futures Contracts	—	—	457,541	—	457,541
Dynamic Macro
Forward Foreign Currency Contracts	$—	$202	$—	$—	$202
Futures Contracts	485,292	—	19,520	—	504,812
Long/Short Credit
Credit Default Swap Contracts	$—	$—	$—	$511,297	$511,297
Monthly Distribution
Forward Foreign Currency Exchange Contracts	$—	$24,789	$—	$—	$24,789
Written Options	457,136	—	—	—	457,136
US Enhanced Market
Futures Contracts	$1,178,840	$—	$431,442	$—	$1,610,282

The following is a summary of the location of derivative investments of each Fund in the Statements of Operations for the year ended October 31, 2023.

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity/Currency/Commodity/Interest Rate/Credit Risk Contracts	Net realized gain (loss) from: Futures, Purchased options, Written options, Swap contracts, Forward foreign currency exchange contracts

Net change in unrealized appreciation (depreciation) on: Futures, Purchased options, Written options, Swap contracts, and Forward foreign currency exchange contracts

The following is a summary of each Fund’s realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized in the Statements of Operations categorized by primary risk exposure for year ended October 31, 2023:

Realized gain (loss) on derivatives recognized in the Statements of Operations
	Equity	Currency	Interest Rate	Credit Risk	Total for year ended
Derivative Investment type	Contracts	Contracts	Contracts	Contracts	October 31,2023
International Opportunity Bond
Futures Contracts	$—	$—	$(28,243)	$—	$(28,243)
Forward Foreign Currency Exchange Contracts	—	(292,845)	—	—	(292,845)
Credit Default Swap Contracts	—	—	—	(132,313)	(132,313)
Dynamic Macro
Forward Foreign Currency Contracts	$—	$38,485	$—	$—	$38,485
Futures Contracts	2,572,362	—	206,525	—	2,778,887
Purchased Options	(185,266)	—	—	—	(185,266)
Long/Short Credit
Futures Contracts	$—	$—	$4,550,780	$—	$4,550,780
Credit Default Swap Contracts	—	—	—	(1,039,900)	(1,039,900)
Total Return Swap Contracts	(1,646,232)	—	—	—	(1,646,232)
Monthly Distribution
Forward Foreign Currency Exchange Contracts	$—	$1,419,507	$—	$—	$1,419,507
Purchased Options	(23,386)	—	—	—	(23,386)
Written Options	(246,344)	—	—	—	(246,344)
US Enhanced Market
Futures Contracts	$384,131	$—	$(1,930,011)	$—	$(1,545,880)

NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2023

Changes in unrealized appreciation (depreciation) on derivatives recognized in the Statements of Operations
					Total for year
	Equity	Currency	Interest Rate	Credit Risk	ended October
Derivative Investment type	Contracts	Contracts	Contracts	Contracts	31, 2023
International Opportunity Bond
Futures Contracts	$—	$—	$(101,362)	$—	$(101,362)
Credit Default Swap Contracts	—	—	—	26,525	26,525
Forward Foreign Currency Exchange Contracts	—	(98,227)	—	—	(98,227)
Dynamic Macro
Forward Foreign Currency Contracts	$—	$145,613	$—	$—	$145,613
Futures Contracts	(417,162)	—	58,545	—	(358,617)
Purchased Options	354,466	—	—	—	354,466
Long/Short Credit
Futures Contracts	$—	$—	$(1,440,693)	$—	$(1,440,693)
Credit Default Swap Contracts	—	—	—	434,602	434,602
Total Return Swap Contracts	291,298	—	—	—	291,298
Monthly Distribution
Forward Foreign Currency Exchange Contracts	$—	$(160,309)	$—	$—	$(160,309)
Purchased Options	6,356	—	—	—	6,356
Written Options	238,450	—	—	—	238,450
US Enhanced Market
Futures Contracts	$(1,178,840)	$—	$(431,442)	$—	$(1,610,282)
Purchased Options	1,771,010	—	—	—	1,771,010

The average notional value of the derivative instruments for the year ended October 31, 2023 based on quarter end positions is disclosed below:

Average Notional Value
	Long	Short	Purchased	Written	Total Return	Credit Default	Credit Default	Forward Foreign
	Futures	Futures	Options	Options	Swaps - Long	Swaps - Long	Swaps - Short	Currency Contracts
International Opportunity Bond	$15,904,128	$9,078,591	$—	$—	$—	$4,866,250	$—	25,491,671
Dynamic Macro (2)	18,372,252	5,795,816	—	—	—	—	—	7,200,075
Long/Short Credit	—	35,221,806	—	—	14,000,000	73,100,000	9,500,000	—
Monthly Distribution (1)	—	—	—	14,049,534	—	—	—	21,318,900
US Enhanced Market	49,806,876	—	83,000,000	—	—	—	—	—

(1)	Monthly Distribution held purchased options during the period but not at quarter end.

(2)	Dynamic Macro held purchased options during the period but not at quarter end.

NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2023

k. Offsetting of Financial Assets & Liabilities and Derivative Assets & Liabilities – International Opportunity Bond, Dynamic Macro, Long/Short Credit, and Monthly Distribution policies are to recognize a gross asset or liability equal to the unrealized amounts on forward foreign currency exchange contracts, swaps and written options. The futures held by the Funds are not subject to offsetting. The following table shows additional information regarding the offsetting of assets and liabilities at October 31, 2023.

International Opportunity Bond
					Gross Amounts Not Offset in the
					Statements of Assets &
Assets:					Liabilities
			Amounts
		Gross	Offset in the	Net Amounts of
		Amounts of	Statements of	Assets Presented in		Cash
		Recognized	Assets &	the Statements of	Financial	Collateral
Description	Counterparty	Assets	Liabilities	Assets & Liabilities	Instruments	Received (1)	Net Amount
Forward Foreign Currency Exchange Contracts	Barclays	$4,490	$—	$4,490	$(4,490)	—	$—
	Citi Capital Markets	25,577	—	25,577	(8,593)	—	16,984
	JP Morgan Chase	26,104	—	26,104	(26,104)	—	—
Credit Default Swap	Citibank	26,525	—	26,525	—	—	26,525
Total		$82,696	$—	$82,696	$(39,187)	$—	$43,509

					Gross Amounts Not Offset in the
					Statements of Assets &
Liabilities:					Liabilities
			Gross
			Amounts
		Gross	Offset in the	Net Amounts of
		Amounts of	Statements of	Liabilities Presented		Cash
		Recognized	Assets &	in the Statements of	Financial	Collateral
Description	Counterparty	Liabilities	Liabilities	Assets & Liabilities	Instruments	Pledged (1)	Net Amount
Forward Foreign Currency Exchange Contracts	Barclays	$(54,657)	$—	$(54,657)	$4,490	$—	$(50,167)
	Citi Capital Markets	(8,593)	—	(8,593)	8,593	—	—
	JP Morgan Chase	(42,854)	—	(42,854)	26,104	—	(16,750)
Total		$(106,104)	$—	$(106,104)	$39,187	$—	$(66,917)

(1) The amount is limited to the derivative liability balance and accordingly, does not include excess collateral pledged.

Dynamic Macro
					Gross Amounts Not Offset in the
					Statements of Assets &
Assets:					Liabilities
		Gross	Gross Amounts	Net Amounts of
		Amounts of	Offset in the	Assets Presented in		Cash
		Recognized	Statements of	the Statements of	Financial	Collateral
Description	Counterparty	Assets	Assets & Liabilities	Assets & Liabilities	Instruments	Received (1)	Net Amount
Forward Foreign Exchange Contracts	US Bank	$145,815	$—	$145,815	$(202)	$—	$145,613
Total		$145,815	$—	$145,815	$(202)	$—	$145,613

					Gross Amounts Not Offset in the
Liabilities:					Statements of Assets &
		Gross	Gross Amounts	Net Amounts of
		Amounts of	Offset in the	Liabilities Presented		Cash
		Recognized	Statements of	in the Statements of	Financial	Collateral
Description	Counterparty	Liabilities	Assets & Liabilities	Assets & Liabilities	Instruments	Pledged (1)	Net Amount
Forward Foreign Exchange Contracts	US Bank	$(202)	$—	$(202)	$202	$—	$—
Total		$(202)	$—	$(202)	$202	$—	$—

(1)	The amount is limited to the derivative liability balance and accordingly, does not include excess collateral pledged.

NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2023

Long/Short Credit
					Gross Amounts Not Offset in the
Assets:					Statements of Assets & Liabilities
			Gross Amounts	Net Amounts of
		Gross Amounts of	Offset in the	Assets Presented in
		Recognized	Statements of	the Statements of	Financial	Cash Collateral
Description	Counterparty	Assets	Assets & Liabilities	Assets & Liabilities	Instruments	Received	Net Amount
Credit Default Swaps	Barclays	$28,293	$—	$28,293	$(28,293)	$—	$—
Total Return Swap	Goldman Sachs	241,065	—	241,065	—	—	241,065
Total		$269,358	$—	$269,358	$(28,293)	$—	$241,065

					Gross Amounts Not Offset in the
Liabilities:					Statements of Assets & Liabilities
			Gross Amounts	Net Amounts of
		Gross Amounts of	Offset in the	Liabilities Presented
		Recognized	Statements of	in the Statements of	Financial	Cash Collateral
Description	Counterparty	Liabilities	Assets & Liabilities	Assets & Liabilities	Instruments (1)	Pledged(1)	Net Amount
Credit Default Swaps	Barclays	$(227,579)	$—	$(227,579)	$28,293	$—	$(199,286)
Credit Default Swaps	HSBC	(283,718)	—	(283,718)	283,718	—	—
Total		$(511,297)	$—	$(511,297)	$312,011	$—	$(199,286)

(1) The amount is limited to the derivative liability balance and accordingly, does not include excess collateral pledged.

Monthly Distribution Fund
					Gross Amounts Not Offset in the
					Statements of Assets &
Assets:					Liabilities
			Gross
			Amounts
		Gross	Offset in the	Net Amounts of
		Amounts of	Statements of	Assets Presented in		Cash
		Recognized	Assets &	the Statements of	Financial	Collateral
Description	Counterparty	Assets	Liabilities	Assets & Liabilities	Instruments	Received	Net Amount
Forward Foreign Currency Exchange Contracts	US Bank	$461,576	$—	$461,576	$(24,789)	$—	$436,787
Total		$461,576	$—	$461,576	$(24,789)	$—	$436,787

					Gross Amounts Not Offset in the
					Statements of Assets &
Liabilities:					Liabilities
			Gross
		Gross	Amounts	Net Amounts of
		Amounts of	Offset in the	Liabilities Presented		Cash
		Recognized	Statements of	in the Statements of	Financial	Collateral
Description	Counterparty	Liabilities	Assets &	Assets & Liabilities	Instruments (1)	Pledged	Net Amount
Forward Foreign Currency Exchange Contracts	US Bank	$(24,789)	$—	$(24,789)	$24,789	$—	$—
Written Options	Societe Generale	(457,136)	—	(457,136)	—	457,136	—
Total		$(481,925)	$—	$(481,925)	$24,789	$457,136	$—

(1)	The amount is limited to the derivative liability balance and accordingly, does not include excess collateral pledged.

NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2023

l. Deposits with Broker for Futures, Options and Swaps

Fund	Derivative Type	Broker	Deposit with Broker
International Opportunity Bond	Swaps	Citibank	$128,565
	Futures	Barclays	552,303
Dynamic Macro	Futures	Morgan Stanley	1,193,866
Monthly Distribution	Written Options	Morgan Stanley	3,200,000
Monthly Distribution	Securities Sold Short	JP Morgan	76,401,074
US Enhanced Market	Futures	SG Americas Securities, LLC	1,708,832

m. Exchanged Traded Funds – The Funds may invest in ETFs. ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities. A Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

n. Investment Transactions, Investment Income and Expenses – Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions and foreign exchange transactions are calculated using the identified cost method. Dividend income less foreign tax withholding (if any), and expense is recorded on the ex-dividend date (“ex-date”) except in the case of certain dividends from foreign securities, which are recorded as soon after the ex-date that the respective Fund, using reasonable diligence, becomes aware of such dividends and foreign tax withholding (If any). Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments. Expenses of the Trust that are directly identifiable to a specific Fund are charged to that Fund. Expenses, which are not readily identifiable to a specific Fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the Funds. Each Fund’s income, expenses (other than the class specific distribution fees) and realized and unrealized gains and losses are allocated proportionally each day between the classes based upon the relative net assets of each class. The Fund recharacterizes distributions received from REIT investments based on information provided by the REIT into the following categories: ordinary income, long-term capital gains, and return of capital. If information is not available on a timely basis from the REIT, the recharacterization will be estimated based on available information which may include the previous year’s allocation. If new or additional information becomes available from the REIT at a later date, a recharacterization will be made in the following year.

o. Foreign Capital Gains Taxes — Foreign Capital Gains taxes are generally based on either income or gains earned or repatriated cash. Foreign Capital Gains tax is provided in accordance with the Funds’ understanding of applicable country’s tax using a tax service in that country. Each Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains earned. The Trust is monitoring and recording accrued foreign capital gains tax on appreciated securities of $630,616 as of October 31, 2023, on Emerging Markets as shown on the Statement of Assets and Liabilities. For the year ended October 31, 2023, Emerging Markets recorded net change in unrealized depreciation on Accrued Foreign Capital Gains Tax on Appreciated Securities of $113,013 as shown on the Statement of Operations.

p. Foreign Tax Reclaims —The Funds are subject to foreign withholding tax imposed by certain foreign countries in which the Funds may invest. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the dividend is recognized based on applicable foreign tax laws. The Funds may file withholding tax refunds in certain jurisdictions to recover a portion of amounts previously withheld. The Funds will record a receivable for such tax refunds based on several factors including; an assessment of a jurisdiction’s legal obligation to pay reclaims, administrative practices and payment history.

q. Federal Income Taxes – It is each Fund’s policy to continue to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and gains, if any, to its shareholders and therefore, no provision for federal income tax has been made. Each Fund is treated as a separate taxpayer for federal income tax purposes. The Funds recognize the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions in the open tax years of 2020 to 2022 and expected to be taken in tax year 2023 and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken in the above open tax years. The Funds identify their major tax jurisdiction as U.S. Federal and California. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year, the Funds did not incur any interest or penalties. Generally tax authorities can examine tax returns filed for the last three years.

NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2023

r. Distributions to Shareholders – It is each Fund’s policy to distribute its respective net investment income and net capital gains, if any, annually except for Corporate/Government Bond, Floating Rate Bond, High-Yield Bond, International Opportunity Bond, Long/Short Credit, and Monthly Distribution which will distribute their respective net investment income, if any, monthly. Distributions of net investment income and net capital gains are determined in accordance with income tax regulations which may differ from GAAP. Differences in dividends from net investment income per share between the classes are due to service and distribution related expenses. Dividends and distributions to shareholders are recorded on ex-date. Monthly Distribution’s distribution policy is to make twelve monthly distributions to shareholders. The level of monthly distributions (including any return of capital) is not fixed but is expected to be at or near the level of the prime interest rate (“Prime Rate”). Additionally, Monthly Distribution’s distribution policy is not designed to generate, and is not expected to result in, distributions that equal a fixed percentage of Monthly Distribution’s current net asset value per share. Shareholders receiving periodic payments from Monthly Distribution may be under the impression that they are receiving net income. However, all or a portion of a distribution may consist of a return of capital. Shareholders should not assume that the source of a distribution from Monthly Distribution is net income.

s. Real Estate Investment Trusts – Real Estate Stock invests primarily in REITs. Distributions from REITs may be characterized as dividends, capital gains, and/or return of capital.

t. Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, each Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. A Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be remote.

3.	PRINCIPAL INVESTMENT RISKS

a. Concentration of Risk – Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region. These conditions could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

Small capitalization (“small cap”) companies may be more vulnerable than larger capitalization companies to adverse business or economic developments. Small cap companies may also have limited product lines, markets or financial resources, and may be dependent on a relatively small management group. Securities of such companies may be less liquid and more volatile than securities of larger capitalization companies or the market averages in general and therefore may involve greater risk than investing in larger capitalization companies.

The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region. Investments in lower grade debt securities are subject to special risks, including greater price volatility and a greater risk of loss of principal and interest.

Certain Funds may invest in collateralized mortgage obligations which are secured by groups of individual mortgages, but are similar to a conventional bond where the investor looks only to the issuer for payment of principal and interest. Although the obligations are recourse obligations to the issuer, the issuer typically has no significant assets, other than assets pledged as collateral for the obligations, and the market value of the collateral, which is sensitive to interest rate movements, may affect the market value of the obligations. A public market for a particular collateralized mortgage obligation may or may not develop and thus, there can be no guarantee of liquidity of an investment in such obligations.

The risk in writing a call option is that a Fund may forgo the opportunity of profit if the market value of the underlying security increases and the option is exercised, although any potential loss is reduced by the amount of option premium received. The risk in writing a put option is that a Fund may be called on to pay the exercise price of the option for a security that has decreased (potentially to zero) in market price, although any potential loss is reduced by the amount of option premium received. Generally, option transactions also involve risks concerning liquidity of the options market. An illiquid market for an option may limit a Fund’s ability to write options or enter closing transactions. As the options written by the Funds are traded on a national exchange, counterparty and credit risk are limited to the failure of the exchange on which the options are traded.

b. Natural Disaster/Epidemic Risk – Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Funds’ investments. For example, the novel coronavirus (COVID -19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Funds’ portfolio investments.

NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2023

c. Emerging Markets Risk – Emerging market countries may have relatively unstable governments, weaker economies, and less-developed legal systems which do not protect securities holders. Emerging market economies may be based on only a few industries and security issuers may be more susceptible to economic weakness and more likely to default. Emerging market securities also tend to be less liquid.

d. Foreign Investing Risk – Investments in foreign countries are subject to currency risk and country-specific risks such as political, diplomatic, regional conflicts, terrorism, war, social and economic instability, and policies that have the effect of decreasing the value of foreign securities. Foreign countries may be subject to different trading settlement practices, less government supervision, less publicly available information, limited trading markets and greater volatility than U.S. investments.

4.	INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

a. Management Fees – Dunham & Associates serves as each Fund’s investment adviser. Pursuant to an investment advisory agreement with the Trust, on behalf of the Funds, Dunham & Associates, subject to the supervision of the Board and in conformity with the stated policies of the Funds, manages the operations of the Funds. The Adviser, subject to the review and approval of the Board, selects Sub-Advisers for each Fund and supervises and monitors the performance of each Sub-Adviser. As compensation for its services, each Fund pays the Adviser a fixed fee, accrued daily and paid monthly, based on each Fund’s respective average daily net assets. The Adviser has entered into a Sub-Advisory Agreement with each Sub-Adviser and the Trust, on behalf of each Fund. Under the Sub-Advisory Agreements, each Fund pays the Sub-Adviser a “Fulcrum Fee.” A Fulcrum Fee is a performance fee whereby the Sub-Adviser is rewarded when out-performing, or is penalized when under-performing, a Fund’s benchmark index. As a result of the Fulcrum Fee arrangement, the total annual management fee for a Fund will have a range as shown in the table below.

		Adviser’s	Sub-Adviser’s
	Management Fee	Portion	Portion
Corporate/Government Bond	0.65% – 0.95%	0.50%	0.15% – 0.45%
Floating Rate Bond	0.78% – 0.98%	0.60%	0.18% – 0.38%
High-Yield Bond	0.82% – 1.02%	0.60%	0.22% – 0.42%
International Opportunity Bond	0.80% – 1.30%	0.60%	0.20% – 0.70%
Large Cap Value	0.75% – 1.15%	0.65%	0.10% – 0.50%
Small Cap Value	0.75% – 1.45%	0.65%	0.10% – 0.80%
Focused Large Cap Growth	0.85% – 1.15%	0.65%	0.20% – 0.50%
Small Cap Growth	0.65% – 1.65%	0.65%	0.00% – 1.00%
Emerging Markets Stock	0.70% – 1.50%	0.65%	0.05% – 0.85%
International Stock	0.95% – 1.65%	0.65%	0.30% – 1.00%
Dynamic Macro *	0.90% – 1.60%	0.65%	0.25% – 0.95%
Long/Short Credit	0.70% – 1.80%	0.65%	0.05% – 1.15%
Monthly Distribution	0.87% – 1.63%	0.65%	0.22% – 0.98%
Real Estate Stock	0.80% – 1.40%	0.65%	0.15% – 0.75%
US Enhanced Market	0.95% – 1.35%	0.65%	0.30% – 0.70%

*	Prior to January 31, 2023, the Sub-Adviser’s portion for Dynamic Macro was 0.40% – 1.10% and the Management fee range was 1.05% to 1.75%

Each Fund’s Sub-Advisory Fulcrum Fee is calculated daily using an annual base Sub-Advisory fee of a specified amount of the average daily net assets of the Fund (the “Base Fee”), adjusted by the Fund’s Class N share performance relative to the Fund’s benchmark (the “Performance Fee”). Depending on a Fund’s net performance versus its benchmark, the Sub-Adviser will receive a fee adjustment in accordance with a formula that equates a percentage of out- or under-performance to a percentage of fee increases or decreases, respectively. In addition, some Fulcrum Fees employ a “null zone” around the base fee, whereby small differences in performance versus the benchmark will not trigger a fee increase or decrease. During the first 12 months of the Fulcrum Fee arrangement, the Performance Fee is calculated daily from inception date of the agreement to the calculation date and is applied to the average daily net assets of the Funds during the calculation period. After the initial 12 months, the Performance Fee is calculated on a daily basis based on comparative performance over a rolling 12-month period.

Depending on the particular Sub-Advisory Agreement, the Performance Fee can adjust the Base Fee up or down by as much as 100% of the Base Fee, such that the Sub-Advisory fee can vary anywhere from 0.00% (the “Minimum Fee”) to twice the Base Fee (the “Maximum Fee”). However, because each such Sub-Advisory Agreement requires that the Sub-Adviser only be paid out the monthly Minimum Fee during the first year, the Sub-Adviser, in most cases, will receive less compensation until the end of the first year. At the end of the first year of the agreement, the Sub-Adviser will be paid a lump sum that reflects the accrued Fulcrum Fee over the year, less any Minimum Fees paid out during the first year. Therefore, in the first year, the Fulcrum Fee methodology has three elements: 1) daily calculation of the Performance Fee and daily accrual of the Fulcrum Fee; 2) monthly payment of the Minimum Fee only (if any); and 3) a lump sum payment at the end of the initial 12-month period of the accrued Fulcrum Fee less the Minimum Fee.

By virtue of using average daily net assets over a “rolling” 12-month period for purposes of calculating the Performance Fee while using average daily net assets for the most recent month for purposes of calculating the Base Fee, the actual total Fulcrum Fee paid by the

NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2023

Fund to the Sub-Adviser may be higher or lower than the maximum or minimum annual rates described above if the average daily net assets do not remain constant during the rolling 12-month period. If the Fund is significantly underperforming versus the Index and the Fund’s net assets have declined significantly, the monthly total Fulcrum Fee can be a negative number (although the performance fee rate can never be negative, the Performance Fee can be negative). In such instances, if the negative Fulcrum Fee is not earned back or offset the following month, the Sub-Adviser must reimburse the Fund the amount of the negative Fulcrum Fee within an agreed upon time. Likewise, in the case where the Fund has significantly underperformed versus the Index but net assets have increased significantly, the monthly total Fulcrum Fee can be positive although the performance fee rate may be 0.00%. In such instances, the Fund will pay the Sub-Adviser the monthly Fulcrum Fee.

The table below lists the current Sub-Advisers along with their Fulcrum Fee arrangements.

Fund	Sub-Adviser	Benchmark	Base Fee	Null Zone	Minimum Fee	Maximum Fee
Corporate/Government Bond	Virtus Fixed Income Advisers, LLC	Bloomberg US Aggregate Bond Index	0.30%	+/- 0.15%	0.15%	0.45%
Floating Rate Bond	PineBridge Investments LLC	Morningstar/LSTA U.S. Leveraged Loan 100 Index	0.28%	+/- 0.00%	0.18%	0.38%
High-Yield Bond	PineBridge Investments LLC	Bloomberg U.S. Corporate High Yield Bond Ba/B 2% Issuer Capped Index	0.32%	+/- 0.00%	0.22%	0.42%
International Opportunity Bond	Virtus Fixed Income Advisers, LLC	Bloomberg Global ex US Aggregate Bond Index (Hedged)	0.45%	+/- 0.00%	0.20%	0.70%
Large Cap Value *	Great Lakes Advisors, LLC.	Russell 1000 Value Total Return Index	0.30%	+/- 0.00%	0.10%	0.50%
Small Cap Value	Ziegler Capital Management, LLC	Russell 2000 Value Total Return Index	0.45%	+/- 0.00%	0.10%	0.80%
Focused Large Cap Growth	The Ithaka Group, LLC	Russell 1000 Growth Total Return Index	0.35%	+/- 0.00%	0.20%	0.50%
Small Cap Growth	Pier Capital, LLC	Russell 2000 Growth Total Return Index	0.50%	+/- 0.20%	0.00%	1.00%
Emerging Markets Stock	NS Partners Ltd.	MSCI Emerging Markets Index (Net)	0.45%	+/- 0.00%	0.05%	0.85%
International Stock	Arrow street Capital L.P.	MSCI All Country World Index ex USA (Net)	0.65%	+/- 0.20%	0.30%	1.00%
Dynamic Macro **	Vontobel Asset Management, Inc.	Dow Jones Moderately Aggressive Portfolio Index	0.60%	+/- 0.00%	0.25%	0.95%
Long/Short Credit	Metlife Investment Advisors, LLC	BofA Merrill Lynch US 3-month Treasury Bill Index PLUS 300 bps (3.00%)	0.60%	+/- 0.00%	0.05%	1.15%
Monthly Distribution	Grantham, Mayo, Van Otterloo & Co., LLC	Credit Suisse Merger Arbitrage Liquid Index***	0.60%	+/- 0.00%	0.22%	0.98%
Real Estate Stock	American Assets Capital Advisers, LLC	Dow Jones U.S. Real Estate Total Return Index	0.45%	+/- 0.00%	0.15%	0.75%
US Enhanced Market	PGIM Quantitative Solutions LLC	S&P 500 Total Return Index	0.50%	+/- 0.00%	0.30%	0.70%

*	Effective April 3, 2023 Rothschild & Co. Asset Management US, Inc. was acquired by Great Lakes Advisors, LLC, a subsidiary of Wintrust Financial Corp.

**	Effective February 1, 2023, Vontobel Asset Management, Inc. replaced Newton Investment Management North America, LLC as sub-adviser and the Fund’s Benchmark was changed to Dow Jones Moderately Aggressive Portfolio Index from IQ Hedge Global Macro Beta Index. Prior to January 31, 2023, Newton Investment Management North America, LLC had a Base Fee of 0.75%, a Minimum Fee of 0.40%, and a Maximum Fee of 1.10%.

***	Effective March 1, 2023, the Benchmark Index of the Dunham Monthly Distribution Fund is the Credit Suisse Merger Arbitrage Liquid Index due to the discontinuation of the IQ Hedge Market Neutral Total Return Index in March 2023. Beginning March 1, 2023 the fulcrum fee is being calculated using a blended benchmark for the trailing 365 days consisting of the IQ Hedge Market Neutral Total Return Index and the Credit Suisse Merger Arbitrage Liquid Index.

b. Administration, Fund Accounting and Transfer Agency Fees – Ultimus Fund Services, LLC (“UFS” or the “Administrator”) serves as the administrator, fund accountant and transfer agent for the Funds. For providing administration services, UFS receives from each Fund a monthly fee based on the combined average daily net assets at the following annual rates; 0.07% on the first $250 million of average net assets; 0.05% on average net assets between $250 million and $500 million; 0.03% on average net assets between $500 million and $1 billion; and 0.01% on average net assets over $1 billion. Such fees are subject to an annual minimum of $400,000 in total for the entire Trust. For providing fund accounting services, UFS receives from the Trust a minimum annual fee of $262,500. For providing transfer agent services, UFS receives from the Trust a minimum annual fee of $214,000 plus a per account charge for 75,000 or more accounts.

Blu Giant, LLC, (“Blu Giant”), an affiliate of UFS, provides EDGAR conversion and filing services as well as some print management services for the Funds on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Funds. An individual from UFS serves as an officer for the Trust and receives no additional compensation from the Trust for serving in that role.

NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2023

c. Distributor – The Distributor of the Funds is Dunham & Associates (the “Distributor”). The Funds have adopted an Amended and Restated Rule 12b-1 Plan (the “Plan”) in accordance with Rule 12b-1 under the 1940 Act for Class A and Class C shares. The Plan for Class A shares authorizes the Funds to pay distribution fees to the Distributor or other entities on a monthly basis at an annualized rate of up to 0.25% of the average daily net assets attributable to Class A shares. The Plan for Class C shares authorizes the Funds to pay distribution fees at the annualized rate of 0.75% for the equity Funds and 0.50% for the fixed income Funds and shareholder servicing fees at the annualized rate of 0.25% to the Distributor or other entities on a monthly basis based on the average daily net assets attributable to Class C shares. Class N shares do not pay distribution fees or shareholder servicing fees.

	Distributor Sales Charges	12b-1 and Shareholder Service
Fund	Class A	Class A	Class C
Corporate/Government Bond	$5	$33,196	$19,567
Floating Rate Bond	3,367	39,171	45,522
High-Yield Bond	2,615	34,158	28,338
International Opportunity Bond	14	16,019	7,132
Large Cap Value	34,302	53,734	36,575
Small Cap Value	6,115	18,910	20,045
Focused Large Cap Grow th	27,121	61,058	74,785
Small Cap Grow th	20,398	25,600	19,764
Emerging Markets Stock	198	40,932	20,127
International Stock	520	44,159	39,892
Dynamic Macro	101	15,191	9,421
Long/Short Credit	5,058	66,150	34,067
Monthly Distribution	4,733	66,003	143,971
Real Estate Stock	1,989	23,914	23,033
US Enhanced Market	2,702	12,164	1,343

d. Trustees’ Fees – The Board has approved the following Trustee compensation schedule: Each Trustee who is not an interested person of the Trust will receive $6,250 for each Board meeting attended in-person; $2,500 for all electronically-attended Board meetings; $1,000 for in-person committee meetings and $500 for telephonic committee meetings, unless the committee meeting is on the same day as a Board meeting, in which case the Trustee will not be compensated for the committee meeting. The Funds also reimburse each such Trustee for travel and other expenses incurred in attending meetings of the Board.

With the exception of the Trust’s Chief Compliance Officer as discussed below, officers of the Trust and Trustees who are interested persons of the Trust do not receive any compensation from the Trust or any other Funds managed by the Adviser. The Trust has agreed to pay the Adviser a fee in the amount of $125,750 per annum including an annual discretionary bonus as may be awarded as compensation for providing an officer or employee of the Adviser to serve as Chief Compliance Officer for the Funds (each Fund bearing its pro rata share of the fee), plus the cost of reasonable expenses related to the performance of the Chief Compliance Officer’s duties, including travel expenses, and may compensate the Adviser for the time of other officers or employees of the Adviser who serve in other compliance capacities for the Funds.

e. Commission Recapture – During the year ended October 31, 2023, certain Funds had portfolio trades executed with a certain brokers pursuant to a commission recapture agreement under which the brokers returned a portion of the Fund’s brokerage commissions on the Fund’s behalf. Such amounts, under such commission recapture agreement, are included in Commission Recapture in the Funds’ Statements of Operations and will be paid directly by the brokers for the expenses of the Fund. For the year ended October 31, 2023, the amounts received by the Administrator on behalf of certain participating Funds under this arrangement were: Large Cap Value - $2,936, Small Cap Value - $41,219, Focused Large Cap Growth - $5,353 and Small Cap Growth - $10,130.

NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2023

5.	INVESTMENT TRANSACTIONS

The cost of purchases and the proceeds from sales of investments, other than short-term investments, for the year ended October 31, 2023 were as follows:

	Purchases	Sale Proceeds		Proceeds of
	(excluding U.S.	(excluding U.S.	Purchases of	U.S.
	Government	Government	U.S. Government	Government
Fund	Securities)	Securities)	Securities	Securities
Corporate/Government Bond	$91,044,092	$19,233,894	$26,331,493	$11,202,909
Floating Rate Bond	28,831,661	93,996,645	—	—
High-Yield Bond	48,440,862	28,090,172	—	—
International Opportunity Bond	38,495,420	22,570,498	—	—
Large Cap Value	44,353,162	73,548,030	—	—
Small Cap Value	60,452,931	67,705,739	—	—
Focused Large Cap Growth	28,012,257	88,826,744	—	—
Small Cap Growth	65,158,239	86,102,374	—	—
Emerging Markets Stock	63,696,355	71,893,480	—	—
International Stock	78,614,366	103,794,578	—	—
Dynamic Macro	41,932,723	27,844,807	13,513,301	—
Long/Short Credit	126,453,340	135,402,164	164,805,659	158,359,981
Monthly Distribution	344,605,922	331,540,758	—	—
Real Estate Stock	53,170,551	57,560,883	—	—
US Enhanced Market	—	—	17,873,438	—

6.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

The identified cost of investments in securities owned by each Fund for federal income tax purposes, and its respective gross unrealized appreciation and depreciation at October 31, 2023, were as follows:

		Gross	Gross	Net Unrealized
	Tax	Unrealized	Unrealized	Appreciation/
	Cost	Appreciation	Depreciation	(Depreciation)
Corporate/Government Bond	$149,739,529	$112,366	$(14,968,926)	(14,856,560)
Floating Rate Bond	124,590,637	694,800	(7,568,666)	(6,873,866)
High-Yield Bond	156,205,500	3,197,205	(11,542,827)	(8,345,622)
International Opportunity Bond	61,051,804	356,831	(7,880,604)	(7,523,773)
Large Cap Value	122,494,426	34,850,181	(8,666,768)	26,183,413
Small Cap Value	80,170,079	5,070,366	(7,428,419)	(2,358,053)
Focused Large Cap Grow th	94,747,994	76,063,602	(2,697,451)	73,366,151
Small Cap Grow th	68,935,712	8,497,091	(5,665,125)	2,831,966
Emerging Markets Stock	100,931,455	12,743,828	(14,087,812)	(1,343,984)
International Stock	129,958,275	13,859,493	(18,172,136)	(4,312,643)
Dynamic Macro	40,550,022	2,751,576	(621,705)	2,129,871
Long/Short Credit	201,667,025	257,019	(9,713,633)	(9,456,614)
Monthly Distribution	115,880,499	25,990,919	(35,301,525)	(9,310,606)
Real Estate Stock	88,371,686	6,826,952	(8,886,545)	(2,059,593)
US Enhanced Market	78,625,654	—	(1,174,829)	(1,174,829)

NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2023

7.	SHARES OF BENEFICIAL INTEREST

Following is a summary of shareholder transactions for each Fund for the year or period ended October 31, 2023 and the year ended October 31, 2022, respectively:

For the year ended October 31, 2023:

	Class N Shares				Class A Shares
				Net Increase				Net Increase
		Distributions		(Decrease) in		Distributions		(Decrease) in
Fund	Issued	Reinvested	Redeemed	Shares	Issued	Reinvested	Redeemed	Shares
Corporate/Government Bond	6,898,325	276,210	(1,793,384)	5,381,151	995,330	35,959	(227,788)	803,501
Floating Rate Bond	1,738,044	1,251,679	(9,545,806)	(6,556,083)	229,242	153,139	(1,462,856)	(1,080,475)
High-Yield Bond	4,355,382	716,354	(2,973,916)	2,097,820	611,292	101,927	(489,820)	223,399
International Opportunity Bond	2,944,432	385,341	(1,072,807)	2,256,966	405,192	61,358	(176,069)	290,481
Large Cap Value	1,840,350	227,314	(3,306,912)	(1,239,248)	270,379	31,430	(551,770)	(249,961)
Small Cap Value	1,229,854	275,973	(1,567,185)	(61,358)	168,025	39,254	(230,370)	(23,091)
Focused Large Cap Growth	1,003,326	—	(2,928,161)	(1,924,835)	192,982	—	(500,632)	(307,650)
Small Cap Growth	771,041	—	(1,951,527)	(1,180,486)	142,264	—	(398,210)	(255,946)
Emerging Markets Stock	985,653	17,990	(1,769,508)	(765,865)	131,240	—	(365,268)	(234,028)
International Stock	853,229	280,741	(2,675,842)	(1,541,872)	247,057	43,071	(652,385)	(362,257)
Dynamic Macro	1,643,416	—	(615,507)	1,027,910	361,323	—	(149,941)	211,382
Long/Short Credit	4,492,137	1,060,875	(9,810,139)	(4,257,127)	585,972	141,966	(1,270,437)	(542,499)
Monthly Distribution	825,558	415,344	(2,038,847)	(797,945)	107,999	69,529	(309,937)	(132,409)
Real Estate Stock	1,510,456	35,859	(1,869,673)	(323,358)	279,543	3,169	(255,094)	27,618
US Enhanced Market*	5,305,898	—	(353,657)	4,952,241	794,752	—	(52,221)	742,531

*	The Fund commenced operations on May 1, 2023

	Class C Shares
				Net Increase
		Distributions		(Decrease) in
Fund	Issued	Reinvested	Redeemed	Shares
Corporate/Government Bond	54,446	4,469	(53,678)	5,237
Floating Rate Bond	20,848	53,193	(178,580)	(104,539)
High-Yield Bond	40,857	24,119	(98,922)	(33,946)
International Opportunity Bond	27,437	9,277	(33,091)	3,623
Large Cap Value	18,774	5,716	(67,485)	(42,995)
Small Cap Value	9,134	18,051	(52,302)	(25,117)
Focused Large Cap Growth	12,586	—	(110,712)	(98,126)
Small Cap Growth	8,488	—	(68,712)	(60,224)
Emerging Markets Stock	8,257	—	(49,487)	(41,230)
International Stock	7,053	9,976	(70,992)	(53,963)
Dynamic Macro	21,404	—	(27,066)	(5,662)
Long/Short Credit	24,781	16,605	(140,703)	(99,317)
Monthly Distribution	31,690	68,596	(173,909)	(73,623)
Real Estate Stock	20,211	—	(59,166)	(38,955)
US Enhanced Market*	22,393	—	(402)	21,991

*	The Fund commenced operations on May 1, 2023

NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2023

For the year ended October 31, 2022:

	Class N Shares				Class A Shares
				Net Increase				Net Increase
		Distributions		(Decrease) in		Distributions		(Decrease) in
Fund	Issued	Reinvested	Redeemed	Shares	Issued	Reinvested	Redeemed	Shares
Corporate/Government Bond	817,831	85,209	(2,281,875)	(1,378,835)	109,812	8,781	(253,792)	(135,199)
Floating Rate Bond	3,679,891	915,144	(5,419,943)	(824,908)	637,236	112,571	(732,330)	17,477
High-Yield Bond	1,624,016	501,164	(2,885,704)	(760,524)	344,626	64,006	(284,942)	123,690
International Opportunity Bond	951,013	279,890	(3,837,865)	(2,606,962)	177,128	40,431	(533,448)	(315,889)
Large Cap Value	2,912,920	446,602	(1,607,735)	1,751,787	479,304	80,548	(590,387)	(30,535)
Small Cap Value	1,408,422	466,893	(1,871,938)	3,377	114,363	79,784	(339,853)	(145,706)
Focused Large Cap Growth	2,781,652	298,894	(814,781)	2,265,765	399,032	72,695	(304,591)	167,136
Small Cap Growth	2,492,192	469,520	(811,754)	2,149,958	354,910	157,070	(423,547)	88,433
Emerging Markets Stock	2,635,295	598,986	(1,364,956)	1,869,325	407,407	116,720	(235,676)	288,451
International Stock	2,020,121	1,112,978	(2,357,528)	775,571	271,053	200,445	(408,971)	62,527
Dynamic Macro	946,512	—	(526,569)	419,943	145,154	—	(74,420)	70,734
Long/Short Credit	9,358,178	824,061	(7,592,535)	2,589,704	1,628,749	112,406	(1,661,504)	79,651
Monthly Distribution	1,218,712	265,639	(2,669,761)	(1,185,410)	148,530	43,269	(290,962)	(99,163)
Real Estate Stock	1,704,276	276,975	(1,103,495)	877,756	187,864	42,937	(179,666)	51,135

	Class C Shares
				Net Increase
		Distributions		(Decrease) in
Fund	Issued	Reinvested	Redeemed	Shares
Corporate/Government Bond	63,722	1,834	(49,990)	15,566
Floating Rate Bond	145,267	29,211	(137,899)	36,579
High-Yield Bond	41,266	18,328	(89,039)	(29,445)
International Opportunity Bond	18,020	5,847	(45,612)	(21,745)
Large Cap Value	36,731	16,659	(56,451)	(3,061)
Small Cap Value	39,043	25,308	(58,794)	5,557
Focused Large Cap Growth	46,527	30,182	(83,289)	(6,580)
Small Cap Growth	35,698	59,612	(48,074)	47,236
Emerging Markets Stock	27,725	18,531	(39,801)	6,455
International Stock	26,877	45,942	(66,142)	6,677
Dynamic Macro	12,639	—	(20,596)	(7,957)
Long/Short Credit	78,007	14,234	(133,224)	(40,983)
Monthly Distribution	58,752	39,360	(189,647)	(91,535)
Real Estate Stock	24,383	17,077	(57,259)	(15,799)

8.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of dividends paid during the year ended October 31, 2023 and October 31, 2022 was as follows:

For fiscal year ended	Ordinary	Long-Term	Return of
10/31/2023	Income	Capital Gains	Capital	Total
Corporate/Government Bond *	$3,933,944	$—	$—	$3,933,944
Floating Rate Bond *	12,599,686	—	—	12,599,686
High-Yield Bond *	6,930,206	—	—	6,930,206
International Opportunity Bond*	2,308,959	—	1,042,993	3,351,952
Large Cap Value	2,639,617	1,827,185	—	4,466,802
Small Cap Value	279,389	4,275,847	—	4,555,236
Focused Large Cap Growth	—	—	—	—
Small Cap Growth	—	—	—	—
Emerging Markets Stock	219,990	—	—	219,990
International Stock	5,023,778	—	—	5,023,778
Dynamic Macro	—	—	—	—
Long/Short Credit *	9,181,165	2,144,449	—	11,325,614
Monthly Distribution *	2,926,993	—	13,617,081	16,544,074
Real Estate Stock	462,010	—	—	462,010
US Enhanced Market	—	—	—	—

NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2023

For fiscal year ended	Ordinary	Long-Term	Return of
10/31/2022	Income	Capital Gains	Capital	Total
Corporate/Government Bond **	$1,283,066	$—	$—	$1,283,066
Floating Rate Bond **	9,317,486	—	—	9,317,486
High-Yield Bond **	5,031,200	—	—	5,031,200
International Opportunity Bond **	2,626,747	22,444	—	2,649,191
Large Cap Value	3,915,866	6,478,567	—	10,394,433
Small Cap Value	8,413,359	1,402,225	—	9,815,584
Focused Large Cap Growth	—	16,249,986	219	16,250,205
Small Cap Growth	7,792,974	6,672,424	—	14,465,398
Emerging Markets Stock	10,055,268	1,701,647	52,753	11,809,668
International Stock	15,859,343	9,039,564	—	24,898,907
Dynamic Macro	—	—	—	—
Long/Short Credit **	4,824,117	4,459,491	—	9,283,608
Monthly Distribution **	—	2,080,414	8,864,457	10,944,871
Real Estate Stock	4,858,847	1,798,209	—	6,657,056

*	Differences in distributions between the Statement of Changes paid from book and tax on the income funds relate to the adjustments for dividends payable for tax purposes.

As of each of the Fund’s tax year-ended October 31, 2023, the components of distributable earnings on a tax basis were as follows:

	Undistributed	Undistributed		Capital Loss	Other	Unrealized	Total
	Ordinary	Long-Term		Carry	Book/Tax	Appreciation/	Accumulated
Fund	Income	Capital Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
Corporate/Government Bond	$54,253	—	$—	$(4,443,144)	$(3,368)	$(14,856,560)	$(19,248,819)
Floating Rate Bond	13,560	—	—	(21,158,993)	(10,558)	(6,873,866)	(28,029,857)
High-Yield Bond	368,954	—	—	(12,053,321)	(5,865)	(8,345,622)	(20,035,854)
International Opportunity Bond	—	—	—	(6,806,374)	(3,167)	(7,533,141)	(14,342,682)
Large Cap Value	3,258,713	3,636,079	—	—	—	26,183,413	33,078,205
Small Cap Value	273,601	1,727,289	—	—	—	(2,358,053)	(357,163)
Focused Large Cap Growth	—	3,994,933	(1,235,014)	—	—	73,366,151	76,126,070
Small Cap Growth	—	—	(710,397)	(15,394,482)	—	2,831,966	(13,272,913)
Emerging Markets Stock	430,001	—	—	(24,116,290)	—	(1,344,560)	(25,030,849)
International Stock	3,596,449	1,249,298	—	—	—	(4,333,965)	511,782
Dynamic Macro	1,810,095	—	—	—	—	2,100,011	3,910,106
Long/Short Credit	255,842	—	—	(7,884,720)	(28,729)	(9,458,625)	(17,116,232)
Monthly Distribution	—	—	—	—	(435,581)	(9,310,606)	(9,746,187)
Real Estate Stock	953,581	—	—	(28,194,904)	1,644,934	(2,059,593)	(27,655,982)
US Enhanced Market	686,210	—	—	(1,385,151)	—	(1,174,829)	(1,873,770)

The difference between book basis and tax basis unrealized appreciation (depreciation), undistributed net investment income and accumulated net realized gain from security transactions are primarily attributable to the tax deferral of losses on wash sales, the mark-to-market treatment of open forward foreign currency, swap and 1256 futures and options contracts, and adjustments for partnerships, perpetual bonds, debt modification, passive foreign investment companies, C Corporation return of capital distributions and dividend payable. The unrealized appreciation (depreciation) in the table above includes unrealized foreign currency gains (losses) for the Funds. In addition, the amount listed under other book/tax differences are primarily attributable to the tax deferral of losses on straddles and tax adjustments for accrued dividend payable.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Funds incurred and elected to defer such late year losses as follows: Dunham Focused Large Cap Growth Fund incurred and elected to defer such late year losses of $1,235,014. Dunham Small Cap Growth Fund incurred and elected to defer such late year losses of $710,397.

NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2023

At October 31, 2023, the following Funds had capital loss carryforwards for federal income tax purposes available to offset future capital gains, and utilized capital loss carryforwards as follows:

				Capital Loss Carry
Fund	Short-Term	Long-Term	Total	Forward Utilized
Corporate/Government Bond	$2,050,313	$2,392,831	$4,443,144	$—
Floating Rate Bond	3,904,112	17,254,881	21,158,993	—
High-Yield Bond	3,914,697	8,138,624	12,053,321	—
International Opportunity Bond	1,776,438	5,029,936	6,806,374	—
Large Cap Value	—	—	—	—
Small Cap Value	—	—	—	—
Focused Large Cap Growth	—	—	—	5,341,162
Small Cap Growth	14,473,460	921,022	15,394,482	—
Emerging Markets Stock	17,908,006	6,208,284	24,116,290	—
International Stock	—	—	—	2,486,969
Dynamic Macro	—	—	—	1,866,721
Long/Short Credit	6,160,293	1,724,427	7,884,720	—
Monthly Distribution	—	—	—	—
Real Estate Stock	16,157,665	12,037,239	28,194,904	—
US Enhanced Market	554,060	831,091	1,385,151	—

During the fiscal year ended October 31, 2023, the Funds utilized tax equalization which is the use of earnings and profits distributions to shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes. Permanent book and tax differences, primarily attributable to the book/tax treatment of non-deductible expenses, net operating losses, distributions in excess, the use of tax equalization credits and adjustments for prior year tax returns resulted in reclassification for the tax year ended October 31, 2023, as follows:

	Paid
	In	Accumulated
Fund	Capital	Earnings (Loss)
Corporate/Government Bond	$—	$—
Floating Rate Bond	—	—
High-Yield Bond	—	—
International Opportunity Bond	—	—
Large Cap Value	1,207,566	(1,207,566)
Small Cap Value	802,519	(802,519)
Focused Large Cap Grow th	(1,055,663)	1,055,663
Small Cap Grow th	(377,665)	377,665
Emerging Markets Stock	—	—
International Stock	599,728	(599,728)
Dynamic Macro	90,328	(90,328)
Long/Short Credit	—	—
Monthly Distribution	126,741	(126,741)
Real Estate Stock	—	—
US Enhanced Market	(52,712)	52,712

Net assets were unaffected by the above reclassifications.

NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2023

9.	FOREIGN TAX CREDIT (Unaudited)

The following fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries . Foreign source income and foreign tax expense per outstanding share as of fiscal years ended October 31, 2023 and October 31, 2022, were as follows:

For fiscal year ended
10/31/2023	Foreign Taxes Paid	Foreign Source Income
Emerging Markets Stock	$0.98	$0.12
International Stock	$0.09	$0.54

For fiscal year ended
10/31/2022	Foreign Taxes Paid	Foreign Source Income
Emerging Markets Stock	$0.02	$0.04
International Stock	$0.08	$0.72

10.	LINE OF CREDIT

Currently, the Funds have a $50,000,000 uncommitted line of credit provided by U.S. Bank National Association (the “Bank”) under an agreement (the “Uncommitted Line”). Any advance under the Uncommitted Line is contemplated primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings is payable on an annualized basis at rate of Prime less 1%. Prior to 9/20/2023, interest on borrowings was payable on an annual basis at a rate of Prime less 0.50%. The Uncommitted Line is not a “committed” line of credit, which is to say that the Bank is not obligated to lend money to a Fund. Accordingly, it is possible that a Fund may wish to borrow money for a temporary or emergency purpose but may not be able to do so. Based only on the days borrowed, the average amount of borrowings outstanding was as follows:

	Average Borrowing	Largest Outstanding
Fund	Outstanding	Balance	Loan Outstanding	Average Borrowing Rate
Corporate/Government Bond	$—	$—	$—	0.00%
Floating Rate Bond	4,880,206	24,624,000	584,000	7.27%
High-Yield Bond	630,111	1,561,000	—	7.00%
International Opportunity Bond	203,813	372,000	—	6.59%
Large Cap Value	4,448,556	17,798,000	—	7.55%
Small Cap Value	721,871	7,593,000	—	7.06%
Focused Large Cap Growth	6,269,368	25,052,000	—	7.56%
Small Cap Growth	—	—	—	0.00%
Emerging Markets Stock	1,043,876	3,196,000	—	7.64%
International Stock	599,718	10,466,000	202,000	7.39%
Dynamic Macro	—	—	—	0.00%
Long/Short Credit	1,103,000	2,245,000	—	7.85%
Monthly Distribution	794,000	1,994,000	—	7.52%
Real Estate Stock	329,422	6,110,000	—	7.49%
US Enhanced Market	—	—	—	0.00%

The interest expense for all the Funds listed is included in interest expense on the statement of operations.

11.	SECURITIES LENDING

The Funds have entered into a Securities Lending Agreement (“Agreement”) with the Bank. Each participating Fund can lend their securities to brokers, dealers and other financial institutions approved by the Board to earn additional income. Loans are collateralized at a value at least equal to 105% of the then current market value of any loaned security that are foreign, or 102% of the then current market value of any other loaned security. International Stock is below the 105% threshold due to market fluctuation. All interest and dividend payments received on securities which are held on loan, provided that there is no material default, will be paid to the respective Fund. A portion of the income generated by the investment in the Funds collateral, net of any rebates paid by the Bank to the borrowers is remitted to the Bank as lending agent and the remainder is paid to the Fund(s).

Securities lending income is disclosed in the Funds’ Statements of Operations and is net of fees retained by the counterparty. Although risk is mitigated by the collateral, the Funds could experience a delay in recovering their securities and possible loss of income or value if the Borrower fails to return them. Should the borrower of the securities fail financially, each Fund has the right to repurchase the securities using the collateral in the open market. The remaining contractual maturity of those transactions are overnight and continuous.

NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2023

As of October 31, 2023 the below table shows the securities loan and collateral for the loan both of which are presented gross on the Statement of Assets and Liabilities. All individual open security loan transactions were overcollateralized. This cash is invested in the Mount Vernon Liquid Assets Portfolio.

	Market Value of	Market Value of
Fund	Loaned Securities	Collateral
Corporate/Government Bond	$6,073,806	$6,208,648
Floating Rate Bond	2,639,999	2,684,195
High-Yield Bond	32,168,359	32,736,871
International Opportunity Bond	1,128,954	1,150,293
Large Cap Value	11,804,785	12,014,247
Small Cap Value	17,506,212	17,799,478
Focused Large Cap Growth	18,115,263	25,052,000
Small Cap Growth	14,677,330	14,761,643
Emerging Markets Stock	363,048	373,175
International Stock	5,952,575	6,025,048
Dynamic Macro	—	—
Long/Short Credit	5,178,649	5,286,771
Monthly Distribution	7,167,017	7,353,723
Real Estate Stock	21,994,503	22,383,200
US Enhanced Market	—	—

Securities collateralized below 102% or 105% for foreign securities. The Trust’s securities lending policies and procedures require that the borrower: (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% or 105% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. From time to time the collateral may not be 102% or 105% due to end of day market movement. The next business day, additional collateral is obtained/received from the borrower to replenish/reestablish 102% or 105%.

NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2023

The below table shows the collateral held by each Fund at the year ended October 31, 2023.

					Gross Amounts Not Offset in the
					Statement of Assets & Liabilities
			Gross Amounts	Net Amounts of
		Gross Amounts	Offset in the	Liabilities Presented in
		of Recognized	Statement of Assets &	the Statement of Assets	Financial	Cash Collateral
Description	Counterparty	Liabilities	Liabilities	& Liabilities	Instruments	Pledged	Net Amount
Corporate/Government Bond
Liabilities
Securities Loaned	US Bank	$(6,208,648)	$—	$(6,208,648)	$6,208,648	$—	$—
Floating Rate Bond
Liabilities
Securities Loaned	US Bank	$(2,684,195)	$—	$(2,684,195)	$2,684,195	$—	$—
High-Yield Bond
Liabilities
Securities Loaned	US Bank	$(32,736,871)	$—	$(32,736,871)	$32,736,871	$—	$—
International Opportunity Bond
Liabilities
Securities Loaned	US Bank	$(1,150,293)	$—	$(1,150,293)	$1,150,293	$—	$—
Large Cap Value
Liabilities
Securities Loaned	US Bank	$(12,014,247)	$—	$(12,014,247)	$12,014,247	$—	$—
Small Cap Value
Liabilities
Securities Loaned	US Bank	$(17,799,478)	$—	$(17,799,478)	$17,799,478	$—	$—
Focused Large Cap Growth
Liabilities
Securities Loaned	US Bank	$(18,221,409)	$—	$(18,221,409)	$18,221,409	$—	$—
Small Cap Growth
Liabilities
Securities Loaned	US Bank	$(14,761,643)	$—	$(14,761,643)	$14,761,643	$—	$—
Emerging Markets Stock
Liabilities
Securities Loaned	US Bank	$(373,175)	$—	$(373,175)	$373,175	$—	$—
International Stock
Liabilities
Securities Loaned	US Bank	$(6,025,048)	$—	$(6,025,048)	$6,025,048	$—	$—
Long/Short Credit
Liabilities
Securities Loaned	US Bank	$(5,286,771)	$—	$(5,286,771)	$5,286,771	$—	$—
Monthly Distribution
Liabilities
Securities Loaned	US Bank	$(7,353,723)	$—	$(7,353,723)	$7,353,723	$—	$—
Real Estate Stock
Liabilities
Securities Loaned	US Bank	$(22,383,200)	$—	$(22,383,200)	$22,383,200	$—	$—

12.	RECENT REGULATORY UPDATES

On January 24, 2023, the SEC adopted rule and form amendments to require mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will not appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Funds.

NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2023

13.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of
Dunham Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Dunham Funds comprising Dunham Corporate/Government Bond Fund, Dunham Floating Rate Bond Fund, Dunham High-Yield Bond Fund, Dunham International Opportunity Bond Fund, Dunham Large Cap Value Fund, Dunham Small Cap Value Fund, Dunham Focused Large Cap Growth Fund, Dunham Small Cap Growth Fund, Dunham Emerging Markets Stock Fund, Dunham International Stock Fund, Dunham Dynamic Macro Fund, Dunham Long/Short Credit Fund, Dunham Monthly Distribution Fund, Dunham Real Estate Fund, and Dunham US Enhanced Market Fund (the “Funds”) as of October 31, 2023, the related statements of operations and changes in net assets, the related notes, and the financial highlights for the year then ended, except for Dunham US Enhanced Market in which the related statement of operations and changes in net assets, the related notes, and the financial highlights are for the period May 1, 2023 (commencement of operations) to October 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2023, the results of their operations, changes in net assets, and the financial highlights for the year or period then ended, in conformity with accounting principles generally accepted in the United States of America.

The Funds’ financial statements and financial highlights for the years ended October 31, 2022, and prior, were audited by other auditors whose report dated December 30, 2022, expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian, brokers, transfer agents and agent banks; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the

COHEN & COMPANY, LTD.
800.229.1099 | 866.818.4538 fax | cohencpa.com

Registered with the Public Company Accounting Oversight Board accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2023.

COHEN & COMPANY, LTD.
Philadelphia, Pennsylvania
December 29, 2023

TRUSTEES & OFFICERS (Unaudited)

Trustees and officers of the Trust, together with information as to their principal business occupations during the last five years, are shown below. The Funds’ Statement of Additional Information (“SAI”) includes additional information about the Trustees. To obtain a free copy of the SAI, please call the Funds toll free at (888) 3DUNHAM (338-6426) or by writing, via regular mail, to Dunham Funds, c/o Gemini Fund Services, LLC, P.O. Box 541150, Omaha, NE 68154, or, via overnight mail, to Dunham Funds, c/o Gemini Fund Services, LLC, 4221 North 203rd Street, Suite 100, Elkhorn, NE 68022-3474.

Each Trustee who is considered an “interested person” of the Trust (as defined in Section 2(a)(19) of the 1940 Act) is indicated by an asterisk next to his name. Unless otherwise noted, the address of each Trustee and Officer is 6256 Greenwich Dr, Suite 550, San Diego, CA 92122.

Name, Age and Address	Position(s) Held with Trust	Term of Office and Length of Time Served ^	Principal Occupation(s) During the Past 5 Years and Current Directorships	Number of Funds in the Trust Overseen by Trustee	Other Directorships During the Past 5 Years
Non-Interested Trustees
Henry R. Goldstein Age: 92	Trustee	Since January 2008	Retired; Self-employed consultant/mediator (financial services), 2009–2017; Independent Contractor, RBC Daniels (financial services company for telecom industry), 2007– 2009.	15	None
Paul A. Rosinack Age: 76	Trustee	Since January 2008	Retired; President/Chief Executive Officer / Director, Qualigen, Inc., (manufacturer of medical products and equipment) 2004–2017.	15	None
Michael J. Torvinen[1] Age: 67	Trustee	Since January 2021	Self-employed, Torvinen Accounting and Consulting LLC, August 2014– present.	15	None

[1]	Since 2017, Mr. Torvinen has served as Trustee of DTC. DTC is a trust company licensed by the Nevada Department of Business & Industry, Financial Division and is an affiliate of the Adviser.

TRUSTEES & OFFICERS (Unaudited) (Continued)

Name, Age and Address	Position(s) Held with Trust	Term of Office and Length of Time Served ^	Principal Occupation(s) During the Past 5 Years and Current Directorships	Number of Funds in the Trust Overseen by Trustee	Other Directorships During the Past 5 Years
Interested Trustees and Officers
Jeffrey A. Dunham Age: 62	Trustee, Chairman of Board, President & Principal Executive Officer	Since January 2008	Chief Executive Officer, Dunham & Associates Investment Counsel, Inc., (registered investment adviser, broker-dealer and distributor for mutual funds), 1985–present; Chief Executive Officer, Dunham & Associates Holdings, Inc. (holding company), 1999–present; Chief Executive Officer, Dunham & Associates Securities, Inc. (general partner for various limited partnerships), 1986–present; Chief Executive Officer, Asset Managers, Inc. (general partner for various limited partnerships), 1985–present; Chairman and Chief Executive Officer, Dunham Trust Company, 1999–present.	15	None
Denise S. Iverson Age: 64	Treasurer & Principal Financial Officer	Since January 2008	Chief Financial Officer, Dunham & Associates Investment Counsel, Inc. (registered investment adviser, broker-dealer, and distributor for mutual funds), 1999–present; Chief Financial Officer, Dunham & Associates Holdings, Inc. (holding company), 1999–present; Chief Financial Officer, Dunham & Associates Securities, Inc. (general partner for various limited partnerships), 1999–present; Chief Financial Officer, Asset Managers, Inc. (general partner for various limited partners), 1999–present; Chief Financial Officer and Director, Dunham Trust Company, 1999– present.	N/A	N/A
Viktoria Palermo Age: 45	Chief Compliance Officer & AML Officer	Since September 2021	Chief Compliance Officer, Dunham & Associates, Investment Counsel, Inc. (registered investment adviser, broker-dealer and distributor for mutual funds), September 2021–present; Operations Manager (2021), Chief Compliance Officer and AML Officer (2017– 2021), Associate Compliance Officer (2015–2017), Lucia Capital Group.	N/A	N/A
Helmut Boisch Age: 44	Secretary	Since March 2022	Chief Operating Officer, Dunham & Associates, Investment Counsel, Inc. (registered investment adviser, broker-dealer and distributor for mutual funds), March 2022–present; Director, Global Head of Vendor Management (2018–2022), Director, Head of Operations Project Management (2017–2018), Vice President, Deputy Chief Compliance Officer (2014–2017), Allianz Global Investors.	N/A	N/A
Ryan Dykmans Age: 41	Assistant Secretary	Since October 2015	Chief Investment Officer, August 2022-present; Director of Research, (June 2013-July 2022); Senior Investment Analyst from (2009-2013), Dunham & Associates Investment Counsel, Inc. (registered investment adviser, broker-dealer and distributor for mutual funds).	N/A	N/A
James Colantino Gemini Fund Services, LLC 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022-3474 Age: 54	Assistant Treasurer	Since January 2008	Senior Vice President – Fund Administration, 2012–present; Vice President (2004–2012); Senior Fund Administrator (1999–2004), Gemini Fund Services, LLC.	N/A	N/A

^	Each Trustee will serve an indefinite term until his successor, if any, is duly elected and qualified. Officers of the Trust are elected annually.

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at (800) 442-4358.

ADDITIONAL INFORMATION (Unaudited)
October 31, 2023

Dunham Funds
15(c) Board Considerations

March 21, 2023

I.	Background

On March 21, 2023, the Board of Trustees (the “Board”) of Dunham Funds (the “Trust”), a Delaware business trust, met to consider, among other things, (i) the approval of the investment advisory agreement (the “Investment Advisory Agreement”) between the new Dunham U.S. Enhanced Market Fund (“Enhanced Market” or the “Fund”) and Dunham & Associates Investment Counsel, Inc. (the “Adviser”) and (ii) the approval of the sub-advisory agreement (the “Sub-Advisory Agreement”) with PGIM Quantitative Solutions, LLC (“PQS”) on behalf of the Fund. The Investment Advisory Agreement and the Sub-Advisory Agreement collectively are referred to as the “Advisory Agreements.”

The Independent Trustees had requested and reviewed materials the Adviser and PQS provided prior to and during the meeting and had reviewed a memorandum from Fund counsel that reviewed their fiduciary duties pertaining to renewal of investment management and sub-advisory agreements and the factors they should consider in evaluating the Advisory Agreements.

Among other information, the Adviser and PQS provided information to assist the Independent Trustees in assessing the expected nature, extent and quality of services to be provided, information comparing the investment performance, advisory fees and expected operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition and compliance and regulatory matters. The Board determined that, given the totality of the information provided with respect to the Advisory Agreements, the Board had received sufficient information to approve the Advisory Agreements.

The Independent Trustees and Fund counsel met in executive sessions to consider the approval of the Advisory Agreements.

Based upon its review, the Board concluded that it was in the best interests of Enhanced Market that the Advisory Agreements be approved. In considering the approval of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis, including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

II.	Investment Advisory Agreement

Nature, Extent and Quality of Services. In considering the approval of the Investment Advisory Agreement with the Adviser, the Board considered the nature, extent and quality of services that the Adviser will provide to the Fund, including the Adviser’s personnel and resources and the Adviser’s criteria for reviewing a sub-adviser’s performance. The Board reviewed the services the Adviser provided in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and compliance staff. They also reviewed information

ADDITIONAL INFORMATION (Unaudited) (Continued)
October 31, 2023

provided regarding risk management and compliance and regulatory matters. The Board concluded that the services the Adviser would provide should be satisfactory.

Performance. The Board considered that the Adviser would delegate day-to-day portfolio management of the Fund’s strategy to the PQS and noted the ongoing oversight activities the Adviser would perform, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and yearly compliance reviews. The Board concluded that the Adviser would appropriately review and monitor PQS’s investment performance.

Advisory Fee. The Board reviewed the Fund’s advisory fee and expense ratio, taking into account the expected average net assets of the Fund. The Board concluded that the Adviser’s fee ranges are applied reasonably based on the nature of the Fund. In light of the nature, quality and extent of services the Adviser provided, the Board concluded that the Fund’s advisory fee was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of economies of scale for the benefit of Fund investors. The Board noted that breakpoints may be an appropriate way for the Adviser to share its economies of scale if the Fund experiences substantial asset growth. However, the Board recognized that no Fund in the Trust had yet reached an asset level where the Adviser could realize significant economies of scale. The Board observed that economies of scale will be considered in the future as Fund asset levels grow.

Profitability. The Board also reviewed the estimated profitability of the Adviser with respect to the Fund. The Board concluded that the estimated profitability of the Adviser in connection with the management of the Fund was reasonable, and at a level to adequately incentivize the Adviser to continue to provide high quality services.

Fallout Benefits. Because of its relationship with the Fund, the Adviser and its affiliates may receive certain benefits. The Board reviewed materials provided by the Adviser as to any such benefits.

III.	Sub-Advisory Agreement

Nature, Extent and Quality of Services. In considering the approval of the Sub-Advisory Agreement with PQS on behalf of the Fund, the Board considered the nature, extent and quality of services PQS would provide under the Sub-Advisory Agreement. The Board reviewed the background of the investment professionals that would service the Fund, and PQS’s reputation, resources and investment approach. The Board also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, soft dollar usage, risk management and compliance matters. The Board concluded that the services that PQS would provide should be satisfactory.

Performance. The Board noted that the Fund was not yet operational but considered the performance of a similar PQS-managed investment strategy. The Board concluded that the services that PQS would provide should be satisfactory.

Sub-Advisory Fees and Economies of Scale. The Board considered the Fund’s sub-advisory fee schedule and noted the fees charged to comparable portfolios, if any, that PQS managed. The Board considered that the fee schedule was negotiated between the Adviser and PQS, an unaffiliated third party.

ADDITIONAL INFORMATION (Unaudited) (Continued)
October 31, 2023

The Board reviewed the operation of the performance fee and the impact on fees and expenses based on various performance results. They discussed the unique nature of the performance fee, which results in higher fees when PQS delivers results, and how performance fees should be integrated into their analysis.

The Board confirmed its belief that performance fees help ensure that any significant fee adjustments are attributable to PQS’s skill, rather than to random performance fluctuations, and the performance fee aligns PQS’s interest with those of the Fund’s shareholders.

The Board also noted the Fund will pay a “fulcrum fee” consisting of: a “base fee” of 50 bps (0.50%) annually; and a “performance fee” at a rate that will vary by up to +/-20 bps (0.20%). The performance fee will be added to or subtracted from the base fee to arrive at the total fulcrum fee. The comparative index will be the S&P 500 Total Return Index over the applicable measurement period. The Board concluded that PQS’s fees were in a reasonable range.

The Board reviewed the relevance of economies of scale in the context of a sub-adviser that receives a performance-based fee. The Board agreed that the Adviser had successfully negotiated a favorable base fee with PQS, and that reductions based on asset growth, when coupled with the possibility of fee reductions based on performance, could hinder the Adviser’s ability to attract top sub-advisory talent. The Board agreed that pursuing breakpoints with PQS would not be in the best interests of Fund shareholders at this time.

Profitability and Fallout Benefits. The Board considered any information provided regarding PQS’s estimated profitability from providing sub-advisory services to the Fund. The Board noted that the sub-advisory fee schedule was negotiated between the Adviser and PQS, an unaffiliated third party. The Board reviewed materials provided regarding any additional benefits that PQS would receive.

IV.       All Agreements

Conclusion. Based on all the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the approval of the Advisory Agreements is in the best interests of the Fund.

DUNHAM FUNDS’ EXPENSES (Unaudited)
Example

Shareholders of mutual funds will pay (1) transitional costs, such as sales load, and (2) ongoing expenses, such as advisory fees, distribution and service fees (12b-1), and other fund expenses. The following examples are intended to help you understand the ongoing cost (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions which may be assessed by mutual funds. This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The columns under the heading entitled “Actual” help you estimate the actual expenses you paid over the period. The “Actual-Ending Account Value” shown is derived from the Fund’s actual return, and the “Actual- Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. To estimate the expenses you paid on your account during this period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the column under the heading entitled “Actual-Expenses Paid During Period”.

Hypothetical Examples for Comparison Purposes

The columns under the heading entitled “Hypothetical” provide information about hypothetical account value and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs which may be applicable to your account. Therefore, the last column of the table (Hypothetical- Expenses Paid During Period) is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Actual		Hypothetical
	Fund’s	Beginning	Ending		Ending
	Annualized	Account	Account	Expenses	Account	Expenses
	Expense	Value	Value	Paid During	Value	Paid During
	Ratio	05/01/23	10/31/23	Period*	10/31/23	Period*
Class N:
Corporate/Government Bond Fund	1.19%	$1,000.00	$949.40	$5.86	$1,019.19	$6.07
Floating Rate Bond Fund	1.07%	$1,000.00	$1,058.40	$5.54	$1,019.82	$5.43
High-Yield Bond Fund	1.35%	$1,000.00	$1,059.20	$7.03	$1,018.38	$6.89
International Opportunity Bond Fund	1.74%	$1,000.00	$1,002.90	$8.81	$1,016.41	$8.87
Large Cap Value Fund	1.10%	$1,000.00	$949.70	$5.40	$1,019.67	$5.59
Small Cap Value Fund	1.69%	$1,000.00	$983.10	$8.45	$1,016.68	$8.59
Focused Large Cap Growth Fund	1.31%	$1,000.00	$1,208.00	$7.32	$1,018.58	$6.69
Small Cap Growth Fund	1.90%	$1,000.00	$1,058.40	$9.87	$1,015.62	$9.66
Emerging Markets Stock Fund	1.18%	$1,000.00	$947.20	$5.78	$1,019.27	$5.99
International Stock Fund	2.04%	$1,000.00	$978.40	$10.19	$1,014.90	$10.38
Dynamic Macro Fund	2.11%	$1,000.00	$1,049.60	$10.89	$1,014.58	$10.70
Long/Short Credit Fund	0.79%	$1,000.00	$992.80	$3.98	$1,021.21	$4.04
Monthly Distribution Fund	0.42%	$1,000.00	$1,011.90	$2.12	$1,023.10	$2.13
Real Estate Stock Fund	1.03%	$1,000.00	$1,000.60	$5.19	$1,020.01	$5.24
U.S. Enhanced Market Fund	1.40%	$1,000.00	$991.40	$7.00	$1,018.17	$7.10
Class A:
Corporate/Government Bond Fund	1.44%	$1,000.00	$949.00	$7.09	$1,017.93	$7.34
Floating Rate Bond Fund	1.24%	$1,000.00	$1,057.10	$6.41	$1,018.97	$6.30
High-Yield Bond Fund	1.60%	$1,000.00	$1,058.50	$8.29	$1,017.15	$8.12
International Opportunity Bond Fund	1.99%	$1,000.00	$1,001.70	$10.06	$1,015.16	$10.13
Large Cap Value Fund	1.35%	$1,000.00	$948.20	$6.63	$1,018.40	$6.87
Small Cap Value Fund	1.94%	$1,000.00	$982.00	$9.69	$1,015.42	$9.86
Focused Large Cap Growth Fund	1.56%	$1,000.00	$1,206.60	$8.70	$1,017.32	$7.95
Small Cap Growth Fund	2.08%	$1,000.00	$1,056.80	$10.77	$1,014.73	$10.55
Emerging Markets Stock Fund	1.43%	$1,000.00	$946.60	$7.00	$1,018.01	$7.26
International Stock Fund	2.29%	$1,000.00	$977.00	$11.43	$1,013.64	$11.64
Dynamic Macro Fund	2.36%	$1,000.00	$1,048.20	$12.19	$1,013.30	$11.98
Long/Short Credit Fund	1.07%	$1,000.00	$991.60	$5.37	$1,019.82	$5.44
Monthly Distribution Fund	0.66%	$1,000.00	$1,010.80	$3.33	$1,021.89	$3.35
Real Estate Stock Fund	1.29%	$1,000.00	$999.20	$6.51	$1,018.70	$6.57
US Enhanced Market Fund	1.66%	$1,000.00	$990.00	$8.33	$1,016.83	$8.44

DUNHAM FUNDS’ EXPENSES (Unaudited) (Continued)

			Actual		Hypothetical
	Fund’s	Beginning	Ending		Ending
	Annualized	Account	Account	Expenses	Account	Expenses
	Expense	Value	Value	Paid During	Value	Paid During
	Ratio	05/01/23	10/31/23	Period*	10/31/23	Period*
Class C:
Corporate/Government Bond Fund	1.94%	$1,000.00	$946.20	$9.53	$1,015.42	$9.87
Floating Rate Bond Fund	1.88%	$1,000.00	$1,054.50	$9.73	$1,015.73	$9.55
High-Yield Bond Fund	1.98%	$1,000.00	$1,054.30	$10.25	$1,015.23	$10.05
International Opportunity Bond Fund	2.49%	$1,000.00	$999.20	$12.56	$1,012.64	$12.65
Large Cap Value Fund	2.10%	$1,000.00	$944.80	$10.30	$1,014.62	$10.67
Small Cap Value Fund	2.69%	$1,000.00	$978.90	$13.42	$1,011.64	$13.64
Focused Large Cap Growth Fund	2.46%	$1,000.00	$1,201.80	$13.64	$1,012.82	$12.47
Small Cap Growth Fund	2.88%	$1,000.00	$1,052.60	$14.88	$1,010.71	$14.58
Emerging Markets Stock Fund	2.18%	$1,000.00	$942.30	$10.66	$1,014.23	$11.05
International Stock Fund	3.04%	$1,000.00	$973.30	$15.14	$1,009.86	$15.42
Dynamic Macro Fund	3.11%	$1,000.00	$1,044.30	$16.04	$1,009.51	$15.77
Long/Short Credit Fund	1.74%	$1,000.00	$987.50	$8.70	$1,016.45	$8.83
Monthly Distribution Fund	1.37%	$1,000.00	$1,007.30	$6.93	$1,018.30	$6.97
Real Estate Stock Fund	1.93%	$1,000.00	$995.60	$9.69	$1,015.50	$9.78
US Enhanced Market Fund	2.37%	$1,000.00	$986.40	$11.88	$1,013.24	$12.04

*	Expenses Paid During Period are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 days and divided by 365 (to reflect the number of days in the six month period ending October 31, 2023).

NOTICE OF PRIVACY POLICY & PRACTICES

Privacy Notice

FACTS	WHAT DO DUNHAM FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■         Social Security number and wire transfer instructions

■         account transactions and transaction history

■         investment experience and purchase history

When you are no longer a customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Dunham Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do Dunham Funds share?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes - to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes - information about your creditworthiness	No	We don’t share
For non-affiliates to market to you	No	We don’t share

Questions?	Call (800) 442-4358 or go to www.dunham.com

Definitions What we do
How do Dunham Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

We permit only authorized parties and affiliates (as permitted by law) who have signed an agreement (which protects your personal information) with us to have access to customer information.

How do Dunham Funds collect my personal information?	We collect your personal information, for example, when you

■     open and account or deposit money

■     direct us to buy securities or direct us to sell your securities

■     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Federal law gives you the right to limit only

■     sharing for affiliates’ everyday business purposes-information about your creditworthiness

■     affiliates from using your information to market to you

■     sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

■     Our affiliates include financial companies, such as Dunham & Associates Investment Counsel, Inc., Dunham Trust Company.

Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Dunham Funds do not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Dunham Funds do not jointly market

How to Obtain Proxy Voting Information

Information regarding how the Funds voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 as well as a description of the policies and procedures that the Funds use to determine how to vote proxies is available without charge, upon request, by calling (888)-3DUNHAM (338-6426) or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Form N-PORT is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (800)-SEC-0330. The information on Form N-PORT is available without charge, upon request, by calling (888)-3DUNHAM (338-6426).

P.O. Box 910309

San Diego, California 92191

(800) 442-4358

Distributed by Dunham & Associates Investment Counsel, Inc. Member FINRA/SIPC

THIS REPORT AND FINANCIAL STATEMENTS CONTAINED HEREIN ARE NOT INTENDED TO BE A FORECAST OF FUTURE EVENTS, A GUARANTEE OF FUTURE RESULTS, OR INVESTMENT ADVICE. FURTHER, THERE IS NO ASSURANCE THAT CERTAIN SECURITIES WILL REMAIN IN OR OUT OF EACH FUND’S PORTFOLIO.

THE FIGURES IN THIS REPORT REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. THE PRINCIPAL VALUE OF AN INVESTMENT AND INVESTMENT RETURN WILL FLUCTUATE SO THAT AN INVESTOR’S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

DUNHAM-A23

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments:

During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers:

During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

The Registrant's board of trustees has determined that Michael Torvinen is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Torvinen is independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

FY 2023            $ 192,000

FY 2022             $ 173,600

(b)	Audit-Related Fees

FY 2023          $ 0

FY 2022           $ 0

Nature of the fees:

(c)	Tax Fees

FY 2023          $ 34,500

FY 2022          $ 30,800

Nature of the fees: Preparation of federal and state tax returns and review of annual dividend calculations.

(d)	All Other Fees

                       Registrant        Adviser

FY 2023           $ 0                  $ 0

FY 2022           $ 0                 $ 0

Nature of the fees:

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee is also required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant to the extent that the services are determined to have a direct impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the audit committee.

(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable. The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was zero percent (0%).

(g)	All non-audit fees billed by the registrant's principal accountant for services rendered to the registrant for each of the last two fiscal years are disclosed in (b)-(d) above. There were no audit or non-audit services performed by the registrant's principal accountant for the registrant's adviser.

(h)      Not applicable.

(i)       Not applicable

(j)       Not applicable

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Funds. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)       There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith..

(a)(3) Not applicable.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Dunham Funds

By (Signature and Title)

/s/ Jeffrey Dunham

Jeffrey Dunham, Principal Executive Officer/President

Date 1/5/24

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Jeffrey Dunham

Jeffrey Dunham, Principal Executive Officer/President

Date 1/5/24

By (Signature and Title)

/s/ Denise Iverson

Denise Iverson, Principal Financial Officer/Treasurer

Date 1/5/24